Filed with the Securities and Exchange Commission on April 28, 2021
REGISTRATION NO. 033-87010
INVESTMENT COMPANY ACT NO. 811-5438
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 20
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 220
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PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
(Exact Name of Registrant)
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
(Name of Depositor)
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 926-1888
(Address and telephone number of Depositor's principal executive offices)
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J. MICHAEL LOW, ESQ
C/O KUTAK ROCK LLP
8601 NORTH SCOTTSDALE ROAD, SUITE 300
SCOTTSDALE, ARIZONA 85253-2738
(480) 429-4874
(Name, address and telephone number of agent for service)
COPIES TO:
ELIZABETH L. GIOIA
VICE PRESIDENT
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 402-1624
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ X ] on April 30, 2021 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
Prudential Annuities Life Assurance Corporation Variable Account B
A Prudential Financial Company
One Corporate Drive, Shelton, Connecticut 06484
ADVANCED SERIES ADVISOR PLAN SM II (“ASAP SM II”)
This prospectus describes Advanced Series Advisor Plan SM II, a flexible premium deferred annuity (the “Annuity”), offered by Prudential Annuities Life Assurance Corporation, formerly named American Skandia Life Assurance Corporation (“Prudential Annuities”, “PALAC”, “we”, “our” or “us”). The Annuity provides for the potential accumulation of retirement savings and retirement income through annuitization. The Annuity is intended for retirement or other long-term investment purposes. This prospectus describes all material rights and obligations of Annuity owners under the Annuity contracts.
If you are receiving this prospectus, it is because you currently own the Annuity. The Annuity is no longer offered for new sales. Please read this prospectus and retain it for future reference.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), paper copies of the annual and semi-annual shareholder reports for Portfolios available under your Annuity will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolios electronically anytime at our website www.prudential.com/personal/annuities/annuity/annuity-prospectuses . You may elect to receive all future reports in paper free of charge by calling 1-888-PRU-2888.
In compliance with U.S. law, Prudential Annuities delivers this prospectus to Annuity Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Annuity Owners while outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value.
______________________________________________________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.
FOR FURTHER INFORMATION CALL 1-888-PRU-2888 OR VISIT: WWW.PRUDENTIAL.COM

Prospectus Dated: April 30, 2021	Statement of Additional Information Dated: April 30, 2021

ASAPIIPROS

(i)

(ii)

APPENDIX F – FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT	F-1
APPENDIX G – ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAM	G-1

(iii)

GLOSSARY OF TERMS
Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.
Account Value: The value of each allocation to a Sub-account or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC") and/or any Annual Maintenance Fee. The Account Value includes any additional amounts we applied to your Purchase Payments that we are entitled to recapture under certain circumstances. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.
Annuitization: The application of Account Value to one of the available annuity options for the Annuitant to begin receiving periodic payments for life, for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.
Annuity Date: The date you choose for annuity payments to commence. A maximum Annuity Date may apply.
Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.
Code: The Internal Revenue Code of 1986, as amended from time to time.
Co-Annuitant: The person shown on the contract data pages who becomes the Annuitant upon the death of the Annuitant before the Annuity Date. No Co-Annuitant may be designated if the Owner is a non-natural person.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Custodial Account: A trust or custodial account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
Fixed Allocation: An allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation period. Please see the separate prospectus covering the Market Value Adjusted Fixed Allocation Investment Option.
Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.
Interim Value: The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.
Issue Date: The effective date of your Annuity.
Market Value Adjustment : A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day other than the Maturity Date of such Fixed Allocation. Please see the separate prospectus covering the Market Value Adjusted Fixed Allocation Investment Option.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.
Portfolio: Any underlying mutual fund which may be selected as an investment option by the Owner. The terms “Fund” and “Portfolio” are used interchangeably. Some of the Portfolios use the term “Fund” and others use the term “Portfolio” in their respective prospectuses.
Separate Account: Prudential Annuities Life Assurance Corporation Variable Account B. The assets supporting your allocations to the variable investment options under the Annuity. Separate Account assets held in support of the Annuity are kept separate from all our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Sub-account: A division of the Separate Account. Each Sub-account invests in a particular Portfolio.
Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge, the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we are entitled to recapture upon surrender of your Annuity.
Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

1

KEY INFORMATION

Important Information You Should Consider About the Annuity
Fees and Expenses
Charges for Early Withdrawals	If you withdraw money from the Annuity within 7 years following your last premium payment, you may be assessed a surrender charge. The maximum surrender charge is 7.5% of the premium payment, and a surrender charge may be assessed up to 7 years after the last premium payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $7,500 on a $100,000 withdrawal.
For more information on early withdrawal charges, please refer to the "Fees and Charges" section of this prospectus.
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions. Charges may be applied to transfers (if more than 20 in an Annuity Year) or if state or local premium taxes are assessed.
For more information on transaction charges, please refer to the "Fees and Charges" section of this prospectus.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract	1.460%*	1.460%*
	Investment options	0.57%	1.97%
(Portfolio fees and expenses)
	Optional benefits available for an additional charge	0.25%*	10.50%*
(for a single optional benefit, if elected)
* Charge based on average daily assets allocated to the Sub-accounts.
Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Annuity, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost	Highest Annual Cost
	$2,044	$6,322
	Assumes:	Assumes:
	· Investment of $100,000	· Investment of $100,000
	· 5% annual appreciation	· 5% annual appreciation
	· Least expensive Portfolio fees and expenses	· Most expensive combination of optional benefits and Portfolio fees and expenses
	· No optional benefits	· No sales charges
	· No sales charges	· No additional purchase payments, transfers or withdrawals
· No additional purchase payments, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to the "Fee Table" section of this prospectus.
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Risks
Risk of Loss	You can lose money by investing in the Annuity.
For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Not a Short-Term Investment	The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing purchase payments in the Annuity is consistent with the purpose for which the investment is being considered.
For more information on the short-term investment risks, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Risks Associated with Investment Options	An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Annuity, including the Fixed Allocations, each of which has its own unique risks. You should review the investment options before making an investment decision. The Fixed Allocations may be subject to a Market Value Adjustment, which can be negative, causing you to lose money.
For more information on the risks associated with investment options, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Insurance Company Risks	An investment in the Annuity is subject to the risks related to Prudential Annuities Life Assurance Corporation. Any obligations (including under any Fixed Allocation), guarantees, or benefits are subject to the claims-paying ability of Prudential Annuities Life Assurance Corporation. More information about Prudential Annuities Life Assurance Corporation is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on insurance company risks, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Restrictions
Investments	You may make twenty (20) free transfers between investment options each Annuity Year. After the twentieth transfer in each Annuity Year, we will charge $10 for each additional transfer.
If you select an optional benefit, your selection of investment options may be limited.
Prudential Annuities Life Assurance Corporation reserves the right to remove or substitute Portfolios as investment options.

We may impose limitations on an investment professional's or investment advisor's ability to request financial transactions on your behalf.
For more information on investment and transfer restrictions, please refer to the "Fees and Charges" section, "Appendix A", the "What are Separate Accounts?" section and the "May I Authorize My Investment Professional to Manage My Account?" section of this prospectus.

Optional Benefits	You may be able to obtain optional benefits, which may require additional charges. If you elect to purchase one or more optional benefits, we will deduct an additional charge on a daily or annual basis from your Account Value allocated to the Sub-accounts. The charge for each optional benefit is deducted in addition to the Insurance Charge due to the increased insurance risk associated with the optional benefits. Any withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
For more information on optional benefits under the Annuity, please refer to the "Benefits Available Under the Annuity" section of this prospectus.
Taxes
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to the 10% additional tax for distributions taken prior to age 59 1/2.

For more information on tax implications, please refer to "Tax Considerations" section of this prospectus.
Conflicts of Interest
Investment Professional Compensation
Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on your investment in the Annuity.

For more information on investment professional compensation, please refer to the "Who Distributes Annuities Offered by Prudential Annuities?" section of this prospectus.
Exchanges	Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Annuity is no longer sold.
For more information on exchanges, please refer to the "Who Distributes Annuities Offered by Prudential Annuities?" section of this prospectus.

3

OVERVIEW OF THE ANNUITY
The Annuity is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. This Annuity is a “flexible premium deferred annuity.” It is called “flexible premium” because you have considerable flexibility in the timing and amount of premium payments. Generally, investors “defer” receiving annuity payments until after an accumulation period. This Annuity may be appropriate for investors accumulating retirement savings on a tax deferred basis and would seek guaranteed income through an annuity payment option.
The Annuity also offers a basic Death Benefit that could protect your retirement savings if you die during a period of declining markets, depending on when you die. It also offers optional Death Benefits that provide enhanced levels of protection for your beneficiary(ies) for an additional charge. It offered the Plus40™ Optional Life Insurance Rider that provides an income tax-free life insurance benefit to your beneficiary(ies) for an additional charge. The Plus40™ Optional Life Insurance Rider is no longer available. It may be used as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Roth IRA or Tax-Sheltered Annuity (or 403(b)). It may also be used as an investment vehicle for “non-qualified” investments. The Annuity allows you to invest your money in several variable investment options as well as in one or more fixed investment options.
We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options
The Annuity features two distinct phases-the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options. The variable investment options, each a Sub-account of the Separate Account, invest in an underlying Portfolio. The Fixed Allocation provides a fixed rate of return for a set period of time. Withdrawals during that period of time may be subject to a Market Value Adjustment, which can reduce your initial investment. Additional information about the Portfolios is provided in Appendix A to the prospectus.
During the payout period (after annuitization), you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis. After annuitization, the Death Benefits and optional benefits described in this prospectus will no longer apply.
You can withdraw a limited amount of money from your Annuity on an annual basis without any charges. Other product features allow you to access your Account Value at any time, although a charge may apply.
Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.
4

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Annuity, surrender or make withdrawals from the Annuity, or transfer Account Value between investment options. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the "Fees and Charges" section.

Transaction Expenses
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage of each purchase payment)[1]	7.5%
Transfer Fee[2]	$10
1. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period is measured from the date of each Purchase Payment.
2. You may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10 for each transfer after the twentieth in each Annuity Year.
The following Contingent Deferred Sales Charge percentages apply based on the year of the surrender or withdrawal:

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8+
7.5%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	—
The next table describes the maximum fees and expenses that you will pay each year during the time that you own the Annuity (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Annuity Expenses	Maximum
Administrative Expenses[1] (assessed annually on the Annuity’s anniversary date or upon surrender)	Lesser of $30 or 2% of Account Value
Base Contract Expenses[2] (based on the average daily net assets of the Sub-accounts)	1.40%
Your Optional Benefit Fees and Charges
Guaranteed Return Option (based on the average daily net assets of the Sub-accounts)	0.50%
Guaranteed Return Option Plus (based on the average daily net assets of the Sub-accounts)	0.50%
Enhanced Beneficiary Protection Death Benefit (based on the average daily net assets of the Sub-accounts)[3]	0.75%
Highest Anniversary Value Death Benefit (based on the average daily net assets of the Sub-accounts)	0.75%
Guaranteed Minimum Death Benefit (based on the current Death Benefit) Please refer to Appendix D for a complete description of the charges.	0.55%
Plus40(TM) Optional Life Insurance Rider (based on your age and your Account Value as of the Issue Date of your Annuity). Please refer to Appendix C for a complete description of charges.	Charges range from .80% for Owners age 40 - 75 to 10.50% for Owners age 95.
1. The Administrative Expense is referred to as "Annual Maintenance Fee" elsewhere in this Prospectus.
2. The Base Contract Expense is referred to as the "Insurance Charge" elsewhere in this Prospectus.
3. If the Annuity was purchased before November 18, 2002 the Enhanced Beneficiary Protection Death Benefit fee was based on the Account Value.
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Annuity. A complete list of Portfolios available under the Annuity, including their annual expenses, may be found at Appendix A of this prospectus.

Annual Portfolio Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.57%	1.97%
Example
This Example is intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses.
5

The Example assumes that you invest $100,000 in the annuity contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Expenses and optional benefits available for an additional charge. The first example assumes a contract with GRO Plus, Highest Anniversary Value Death Benefit and Plus40 (TM) . The second example assumes a contract with with GRO Plus and Highest Anniversary Value Death Benefit. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ASAP II with GRO Plus, Highest Anniversary Value Death Benefit and Plus40(TM)
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your Annuity at the end of the applicable time period:	$13,822	$26,500	$39,222	$79,336	$12,446	$22,577	$33,034	$69,768
If you annuitize at the end of the applicable time period:	$6,322	$19,000	$31,722	$71,836	$4,946	$15,077	$25,534	$62,268
If you do not surrender your Annuity:	$6,322	$19,000	$31,722	$71,836	$4,946	$15,077	$25,534	$62,268

ASAP II with GRO Plus and Highest Anniversary Value Death Benefit
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your Annuity at the end of the applicable time period:	$12,219	$20,182	$27,678	$47,562	$10,820	$16,120	$21,138	$35,686
If you annuitize at the end of the applicable time period:	$4,719	$14,182	$23,678	$47,562	$3,320	$10,120	$17,138	$35,686
If you do not surrender your Annuity:	$4,719	$14,182	$23,678	$47,562	$3,320	$10,120	$17,138	$35,686

6

PRINCIPAL RISKS OF INVESTING IN THE ANNUITY
The risks identified below are the principal risks of investing in the Annuity. The Annuity may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options. You take all the investment risk for amounts allocated to one or more of the Sub-Accounts, which invest in Portfolios. If the Sub-Accounts you select increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolios in which your Sub-Accounts invest. We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.
Insurance Company Risk. No company other than PALAC has any legal responsibility to pay amounts that PALAC owes under the Annuity, including amounts allocated to the Fixed Allocations. You should look to the financial strength of PALAC for its claims-paying ability. PALAC is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect PALAC and our ability to conduct business and process transactions. Although PALAC has business continuity plans, it is possible that the plans may not operate as intended or required and that PALAC may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Possible Adverse Tax Consequences. The tax considerations associated with the Annuity vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Annuity, you should consult with a qualified tax adviser for complete information and advice. For example, distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to an 10% additional tax in addition to ordinary income taxes on any gain.
Possible Fees on Access to Account Value. We may apply fees if you access your Account Value during the accumulation period or surrender your Annuity. For example, in addition to possible tax consequences discussed above, you may incur fees for accessing your Account Value such as a Contingent Deferred Sales Charge, Annual Maintenance Fee, Tax Charge, and/or a charge for any optional benefits. In addition, we may assess a Market Value Adjustment for withdrawals from a Fixed Allocation.
Not a Short-Term Investment. The Annuity is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
Effect of Withdrawals on Benefits. If you have elected certain Optional Benefits, a withdrawal may reduce the amount of your Benefit on more than a dollar for dollar basis.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Annuity. An investment in the Annuity is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
7

INVESTMENT OPTIONS
WHAT ARE THE VARIABLE INVESTMENT OPTIONS?
Each variable investment option is a Sub-account that invests exclusively in a single Portfolio. Please refer to Appendix A for certain information regarding each Portfolio, including (i) its name, (ii) its type ( e.g. , money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses, and (v) performance. There is no guarantee that any underlying Portfolio will meet its investment objective. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. The prospectuses for the Portfolios can be found online at https://www.prudential.com/personal/annuities/annuity-prospectuses . You can also request this information at no cost by calling 1-888-PRU-2888.
WHAT ARE THE FIXED INVESTMENT OPTIONS?
We offer fixed investment options of different durations during the accumulation period. These “Fixed Allocations” earn a guaranteed fixed rate of interest for a specified period of time, called the “Guarantee Period.” In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a “Market Value Adjustment”. The Market Value Adjustment can either be positive or negative, depending on the rates that are currently being credited on Fixed Allocations. You may allocate Account Value to more than one Fixed Allocation at a time.
Please refer to the separate prospectus covering the Market Value Adjusted Fixed Allocation Investment Option for more information.
Fixed Allocations may not be available in all states. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call Prudential Annuities at 1-888-PRU-2888 to determine availability of Fixed Allocations in your state and for your annuity product.
The Market Value Adjusted Fixed Allocation Investment Option is registered with the SEC on a separate registration statement. That registration statement explains how the option works, including the Market Value Adjustment and how that can impact your allocation.
HOW DO THE FIXED INVESTMENT OPTIONS WORK?
The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-888-PRU-2888.
A Guarantee Period for a Fixed Allocation begins:
• when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
• upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
• when you “renew” a Fixed Allocation by electing a new Guarantee Period.
To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see “Do You Offer Dollar Cost Averaging?”) or a balanced investment program (see “Do you offer programs designed to guarantee a “Return of Premium” at a future date?”). The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.
Please see the separate prospectus for the Market Value Adjusted Fixed Allocation Investment Option for information on how the market value adjustment works. That registration statement explains how the option works, including the Market Value Adjustment and how that can impact your allocation.
HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally, the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts.
We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.
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Please see the separate prospectus for the Market Value Adjusted Fixed Allocation Investment Option for information on how the market value adjustment works. That registration statement explains how the option works, including the Market Value Adjustment and how that can impact your allocation.
WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date. We will not charge a Market Value Adjustment if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options.
If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, it will be renewed for a Fixed Allocation of the same duration if then available.

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FEES AND CHARGES
WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a Contingent Deferred Sales Charge or CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the date we receive a Purchase Payment as Year 1. The amount of the CDSC applicable to each Purchase Payment decreases over time, measured from the date the Purchase Payment is applied. The CDSC percentages are shown below.

YEARS	1	2	3	4	5	6	7	8+
CHARGE (%)	7.5	7	6	5	4	3	2	0

Each Purchase Payment has its own CDSC period . When you make a withdrawal, we assume that the oldest Purchase Payment is being withdrawn first so that the lowest CDSC is deducted from the amount withdrawn. After seven (7) complete years from the date you make a Purchase Payment, no CDSC will be assessed if you withdraw or surrender that Purchase Payment. Under certain circumstances you can withdraw a limited amount of Account Value without paying a CDSC. This is referred to as a " Charge Free Withdrawal. " Charge Free Withdrawals are not treated as a withdrawal of Purchase Payments for purposes of calculating the CDSC on a subsequent withdrawal or surrender. Withdrawals of amounts greater than the maximum Charge Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC. For purposes of calculating the CDSC on a surrender or a partial withdrawal, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Charge Free Withdrawal provision or if your Account Value has declined in value due to negative sub-account performance.

We may waive the CDSC under certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Charge Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

Exceptions to the Contingent Deferred Sales Charge
We do not apply the CDSC provision on Annuities owned by a member of the designated class, including: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with Prudential Annuities Distributors, Incorporated; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h) above; and (j) the siblings of any such persons noted in (b) through (h) above.

You must notify us at the time you apply for an Annuity if you are a member of the designated class. Prudential Annuities is not responsible for monitoring whether you qualify as a member of the designated class. If you fail to inform us that you qualify as a member of the designated class, your Annuity will not be eligible for this exception to the CDSC.

Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a dollar cost averaging program when we count the twenty free transfers. Transfers made as part of a rebalancing, market timing or third party investment advisory service will be subject to the twenty-transfer limit. However, all transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs.

Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $30.00 or 2% of your Account Value invested in the variable investment options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender.

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Tax Charges: Several states and some municipalities charge premium taxes or similar taxes. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3.5%. We generally will deduct the amount of tax payable at the time the tax is imposed, but may also decide to deduct tax charges from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments.
COMPANY TAXES
We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.
WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?
Insurance Charge: We deduct an Insurance Charge daily against the average daily assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge (1.25%) and the Administration Charge (0.15%). The total charge is equal to 1.40% on an annual basis. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under the Annuity, including the Annuity’s basic death benefit that provides guaranteed benefits to your beneficiaries even if the sub-account declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under this Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.
Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual cost of providing the guaranteed insurance obligations under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering the Annuity. The Insurance Charge is deducted against your Annuity's Account Value and any increases or decreases in your Account Value based on sub-account fluctuations of the Sub-accounts. Any profit that Prudential Annuities may make on the Insurance Charge may include profits based on market appreciation of the Sub-account values.
The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.
Benefits Available Under the Annuity

For information about the benefits available under the Annuity and their corresponding charges, please refer to page 25 of this prospectus.
WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not assess any charges directly against the Portfolios. However, each Portfolio pays charges, fees and expenses, which are deducted daily by each Portfolio before it provides Prudential Annuities with the net asset value as of the close of business each day. More detailed information about fees and charges can be found in Appendix A to this prospectus and the prospectuses for the Portfolios.
WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also consider mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the variable investment options or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation. Please see the separate prospectus for the Market Value Adjusted Fixed Allocation Investment Option.
WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

In certain states a tax is due if and when you exercise your right to receive periodic annuity payments. The amount payable will depend on the applicable jurisdiction and on the annuity payment option you select. If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses.

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EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of the CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

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PURCHASING YOUR ANNUITY
Please note that these Annuities are no longer available for new sales.
WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?
Initial Purchase Payment : The minimum initial Purchase Payment was $1,000. However, if you decided to make payments under a systematic investment or “bank drafting” program, we accepted a lower initial Purchase Payment provided that, within the first Annuity Year, you made at least $1,000 in total Purchase Payments.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may have applied certain limitations and/or restrictions on the Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under the Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under the Annuity or restricting the Sub-accounts that are available. Other limitations and/or restrictions may apply.

Age Restrictions: There was no age restriction to purchase the Annuity. However, the basic Death Benefit provides greater protection for persons under age 90. The availability of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity.

Owner, Annuitant and Beneficiary Designations: On your Application, we asked you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

▪ Owner : The Owner(s) holds all rights under the Annuity. You may name more than one Owner in which case all ownership rights are held jointly. However, this Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
▪ Annuitant : The Annuitant is the person we agree to make annuity payments to and upon whose life we continue to make such payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. Where allowed by law, you may name one or more Contingent Annuitants. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.
▪ Beneficiary : The Beneficiary is the person(s) or entity you name to receive the death benefit. If no beneficiary is named the death benefit will be paid to you or your estate.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek tax advice on the income, estate and gift tax implications of your designations.

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MANAGING YOUR ANNUITY
MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner, Annuitant and Beneficiary designations. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
▪ a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
▪ a new Annuitant subsequent to the Annuity Date;
▪ for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;
▪ a change in Beneficiary if the Owner had previously made the designation irrevocable;
▪ a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors (if allowed by state law); and
▪ a new Annuitant for a contract issued to a grantor trust where the new Annuitant is not the grantor of the trust.
Unless prohibited by applicable State Law, we reserve the right to refuse a proposed change of Owner and/or Beneficiary, and a proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
▪ a company(ies) that issues or manages viatical or structured settlements;
▪ an institutional investment company;
▪ an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or
▪ a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse. Upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.
Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Code”) (or any successor Code section thereto) (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
Note that any division of your Annuity due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the nonowner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date
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of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled “Spousal Owners/Spousal Beneficiaries” for more information about how the Annuity can be continued by a Custodial Account.
MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
The Annuity includes a right to cancel period. This is often referred to as a “free-look.” Depending on the state in which you purchase your Annuity and, in some states, if you purchase the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, twenty-one (21) days or longer, measured from the time that you receive your Annuity. The Annuity is no longer sold.
MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

The minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in the Systematic Investment Program or a periodic purchase payment program. We will allocate any additional Purchase Payments you make according to your most recent allocation instructions, unless you request new allocations when you submit a new Purchase Payment.
MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. This type of program is often called "bank drafting". We call our bank drafting program the "Systematic Investment Program. " Purchase Payments made through bank drafting may only be allocated to the variable investment options when applied. Bank drafting allows you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments that will equal at least $1,000 during the first 12 months of your Annuity. We may suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.
MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $1,000.
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MANAGING YOUR ACCOUNT VALUE
HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See “Valuing Your Investment” for a description of our procedure for pricing initial and subsequent Purchase Payments.)
Initial Purchase Payment : Once we accepted your application, we invested your net Purchase Payment in the Annuity. The net Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. The Annuity is no longer sold.
Subsequent Purchase Payments : We will allocate any additional Purchase Payments you make according to your current allocation instructions. If any rebalancing or asset allocation programs are in effect, the allocation should conform with such a program. We assume that your current allocation instructions are valid for subsequent Purchase Payments until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.
ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation period you may transfer Account Value between investment options. Transfers are not subject to taxation on any gain. We currently limit the number of Sub-accounts you can invest in at any one time to twenty (20). However, you can invest in an unlimited number of Fixed Allocations. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account on a proportional basis to the other investment options to which you transferred.
We may impose specific restrictions on financial transactions for certain Portfolios based on the Portfolio’s investment restrictions. Currently, any purchase, redemption or transfer involving the Rydex or ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a Rydex or ProFunds VP Sub-account will be extended to ½ hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities’ website ( www.prudential.com ).
Currently, we charge $10 for each transfer after the twentieth (20 th ) in each Annuity Year, including transfers made as part of any rebalancing, market timing, asset allocation or similar program which you have authorized. Transfers made as part of a dollar cost averaging program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs.
Frequent Transfers
Frequent transfers among investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a portfolio manager to manage a portfolio’s investments. Frequent transfers may cause the portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Considering the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio ( e.g. , by a Portfolio’s portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions. With respect to each Annuity, we track amounts exceeding a certain dollar threshold that were transferred into a Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs; (ii) do not count any transfer that solely involves a holding account; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

We reserve the right to effect transfers on a delayed basis for all annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
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There are owners of different variable annuity contracts that are funded through the same separate account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by PALAC as well as other insurance companies that have the same Portfolios available to them. Since some Owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the Portfolios ( e.g. , greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between Sub-Accounts that are discussed above, if the financial professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an Portfolio’s assets which may affect all Owners invested in the affected Portfolios. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners (including an Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus you) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-Account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-Account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
DO YOU OFFER DOLLAR COST AVERAGING?

Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount each month from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. Dollar Cost Averaging allows you to invest regularly each month, regardless of the current unit value (or price) of the Sub-account(s) you invest in. This enables you to purchase more units when the sub-account price is low and fewer units when the sub-account price is high. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining sub-account. We do not deduct a charge for participating in a Dollar Cost Averaging program.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average from variable investment options or Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
▪You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
▪You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
▪Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

Prudential Annuities originally offered Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program ("DCA Fixed Allocations"). DCA Fixed Allocations are designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. DCA Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a DCA Fixed Allocation. We discontinued offering these 6 and 12 month Fixed Allocations beginning on May 1, 2009.

Account Value allocated to the DCA Fixed Allocation will be transferred to the Sub-accounts you choose under the Dollar Cost Averaging program. Dollar Cost Averaging transfers will begin on the day following the date the DCA Fixed Allocation is established and each month following until the
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entire principal amount plus earnings is transferred. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s).
DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?

Yes. During the accumulation period, we offer automatic rebalancing among the variable investment options you choose. You can choose to have your Account Value rebalanced monthly , quarterly, semi-annually, or annually. On the appropriate date, your variable investment options are rebalanced to the allocation percentages you request. For example, over time the performance of the variable investment options will differ, causing your percentage allocations to shift. With automatic rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. If you request a transfer from or into any variable investment option participating in the automatic rebalancing program, we will assume that you wish to change your rebalancing percentages as well, and will automatically adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum Account Value of at least $10,000 to enroll in automatic rebalancing. All rebalancing transfers made on the same day as part of an automatic rebalancing program are considered as one transfer when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an automatic rebalancing program.
DO YOU OFFER ANY ASSET ALLOCATION PROGRAMS?

We currently do not offer any asset allocation programs for use with your Annuity. Prior to December 5, 2005, we made certain asset allocation programs available. If you enrolled in one of the asset allocation programs prior to December 5, 2005, see the Appendix G entitled, “Additional Information on the Asset Allocation Programs” for more information on how the programs are administered.
DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two different programs for investors who wish to invest in the variable investment options but also wish to protect their principal, at least as of a specific date in the future. You may not want to use either of these programs if you expect to begin taking annuity payments before the program would be completed.
Balanced Investment Program
We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the variable investment options that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under the Annuity. Account Value you allocate to the variable investment options is subject to sub-account fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

Example
Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10- year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

•The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

Guaranteed Return Option (GRO) SM /Guaranteed Return Option Plus (GRO Plus) (SM)
We also offer a seven-year program where we monitor your Account Value daily and systematically transfer amounts between Fixed Allocations and the variable investment options you choose. For more information about this option, please refer to the "Benefits Available Under the Annuity" section of this prospectus.
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MAY I AUTHORIZE MY INVESTMENT PROFESSIONAL TO MANAGE MY ACCOUNT?

Yes. You may authorize your investment professional to direct the allocation of your Account Value and to request financial transactions between investment options while you are living, subject to our rules. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your investment professional if you fail to inform us that such person’s authority has been revoked. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

We or an affiliate of ours may provide administrative support to licensed, registered investment professionals or investment advisors who you authorize to make financial transactions on your behalf. These investment professionals may be firms or persons who also are appointed by us as authorized sellers of the Annuity. However, we do not offer advice about how to allocate your Account Value under any circumstance. Any investment professionals you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any recommendations such investment professionals make, any market timing or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

We may require investment professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the investment professional’s or investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) on Prudential Annuities. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your investment professional. Your investment professional will be informed of all such restrictions on an ongoing basis. We may also require that your investment professional transmit all financial transactions using the electronic trading functionality available through our website ( www.prudential.com ). Limitations that we may impose on your investment professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

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ACCESS TO ACCOUNT VALUE
WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?

During the accumulation period you can access your Account Value through Partial Withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called " Charge Free Withdrawals." In addition, under certain circumstances, we may waive the CDSC for surrenders made for qualified medical reasons or for withdrawals made to satisfy Minimum Distribution requirements. Unless you notify us differently, withdrawals are taken on a proportional basis based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.
ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?

(For more information, see "Tax Considerations")

During the Accumulation Period
A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59½, you may be subject to 10% additional tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in the Annuity. Once the tax basis in the Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
CAN I WITHDRAW A PORTION OF MY ANNUITY?

Yes, you can make a withdrawal during the accumulation period.

▪ To meet liquidity needs, you can withdraw a limited amount from your Annuity during each of Annuity Years 1-7 without a CDSC being applied. We call this the "Charge Free Withdrawal" amount. The Charge Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Charge Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity. The minimum Charge Free Withdrawal you may request is $100.

▪ You can also make withdrawals in excess of the Charge Free Withdrawal amount . We call this a "Partial Withdrawal." The amount that you may withdraw will depend on the Annuity’s Surrender Value. The Surrender Value is equal to your Account Value minus any CDSC, the Annual Maintenance Fee, the Tax Charge, any charges for optional benefits and any Market Value Adjustment that may apply to any Fixed Allocations. After any Partial Withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial Withdrawal request as a request to fully surrender your Annuity. The minimum Partial Withdrawal you may request is $100.

When we determine if a CDSC applies to Partial Withdrawals and Systematic Withdrawals, we will first determine what, if any, amounts qualify as a Charge Free Withdrawal. Those amounts are not subject to the CDSC. Partial Withdrawals or Systematic Withdrawals of amounts greater than the maximum Charge Free Withdrawal amount will be subject to a CDSC.

You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our website at www.prudential.com .
HOW MUCH CAN I WITHDRAW AS A CHARGE FREE WITHDRAWAL?

The Charge Free Withdrawal provision that applies to your Annuity depends on its Issue Date and your residence state. We began offering a new Charge Free Withdrawal provision in most states as of May 1, 1996. The Charge Free Withdrawal provision also varies depending on whether your
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Annuity is used as a funding vehicle for a qualified plan under Section 401 of the Code. As of the date of this Prospectus, we are no longer offering the Annuity for use with Section 401 plans.

Annuities Issued on or after May 1, 1996
The maximum Charge Free Withdrawal amount during any Annuity Year is the greater of:
1. the "Growth" in the Annuity; or
2. 10% of Purchase Payments that, as of the date of the withdrawal, have been invested for less than the CDSC period (with your Annuity, seven (7) years), minus any prior Charge Free Withdrawals, or amounts deemed to come from Charge Free Withdrawals, during the then current Annuity Year.
3. The "emergency amount" available each Annuity Year minus any prior Charge Free Withdrawals or amounts deemed to come from Charge Free Withdrawals. The "emergency amount" on the Issue Date is 10% of the initial Purchase Payment. At the beginning of each subsequent Annuity Year, the "emergency amount" is increased by 10% of all Purchase Payments that have been invested for less than the CDSC period, subject to a maximum of 50%. During any Annuity Year, the "emergency amount" is increased by 10% of all Purchase Payments applied during the Annuity Year.

Annuities Issued before May 1, 1996
The maximum Charge Free Withdrawal amount during any Annuity Year is the greater of:
1. the "Growth" in the Annuity; or
2. 10% of Purchase Payments that, as of the date of the withdrawal, have been invested for less than the CDSC period (with your Annuity, seven (7) years), minus any prior Charge Free Withdrawals, or amounts deemed to come from Charge Free Withdrawals, during the then current Annuity Year.
3. The "emergency amount" available each Annuity Year on or after Annuity Year 1 is 35% of all Purchase Payments that have been invested for less than the CDSC period (with your Annuity, seven (7) years) minus the sum of all prior withdrawals of any type.

Annuities used as funding vehicles for Section 401 Plans
The maximum Charge Free Withdrawal amount during any Annuity Year is the same as above based on the Issue Date of the Annuity. However, Item (2) of each provision is as follows:

1. 20% of Purchase Payments that, as of the date of the withdrawal, have been invested for less than the CDSC period (with your Annuity, seven (7) years), minus any prior Charge Free Withdrawals, or amounts deemed to come from Charge Free Withdrawals, during the then current Annuity Year.

Under each provision above, "Growth" equals the current Account Value less all Purchase Payments that have been invested for less than the CDSC period and have not been previously withdrawn. "Growth" does not include any additional amounts we applied to your Annuity based on your Purchase Payments.

NOTE: Charge Free Withdrawals do not reduce the amount of any CDSC that would apply upon a partial withdrawal or subsequent surrender. The minimum Charge Free Withdrawal you may request is $100. We may apply a Market Value Adjustment to any Fixed Allocations.

Examples
The following hypothetical examples assume that your Annuity was issued on or after May 1, 1996.

1. Assume you make an initial Purchase Payment of $10,000 and make no additional Purchase Payments. Assume that in Annuity Year 3, due to positive investment performance, your Account Value is $12,500. If you have made no previous Charge Free Withdrawals, the maximum Charge Free Withdrawal amount in Annuity Year 3 would be the greater of Growth (Account Value minus Purchase Payments = $2,500), 10% of Purchase Payments ($1,000) or 30% of Purchase Payments ($3,000). Your maximum Charge Free Withdrawal amount in Annuity Year 3 would be $3,000.

2. Assume you make an initial Purchase Payment of $10,000 and make no additional Purchase Payments. Assume that in Annuity Year 3, due to positive investment performance, your Account Value is $12,500. Assume you choose to withdraw the Growth, equal to $2,500 in Annuity Year 3. Assume further that in Annuity Year 5, your Account Value has increased to $11,000 due to positive investment performance. The maximum Charge Free Withdrawal amount in Annuity Year 5 would be the greater of Growth (Account Value minus Purchase Payments = $1,000), 10% of Purchase Payments ($1,000) or 50% of Purchase Payments minus the sum of any prior Charge Free Withdrawals ($5,000 - $2,500 = $2,500).

3.    Assume you make an initial Purchase Payment of $10,000 and make no additional Purchase Payments. Assume that in Annuity Year 3, due to positive investment performance, your Account Value is $12,500. Assume you take the maximum Charge Free Withdrawal amount in Annuity Year 3 ($3,000) as described in Item 1 above. Further assume that in Annuity Year 4, you choose to surrender your Annuity. Assume that your Account Value in Annuity Year 4 has increased to $10,500 due to positive investment performance. Upon surrender, we will deduct a CDSC of 5% based on the number of years that your Purchase Payment has been invested times the amount of your Purchase Payment that has not
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been previously withdrawn. The amount of the previous Charge Free Withdrawal was not subject to a CDSC when withdrawn. Therefore, upon surrender, the amount of the entire Purchase Payment is subject to the CDSC (5.0% of $10,000 = $500). You would receive $10,000 minus the Annual Maintenance Fee.

When we determine if a CDSC applies to Partial Withdrawals and Systematic Withdrawals, we will first determine what, if any, amounts qualify as a Charge Free Withdrawal. Those amounts are not subject to the CDSC. Partial Withdrawal or Systematic Withdrawal of amounts greater than the maximum Charge Free Withdrawal amount will be subject to a CDSC.
IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?

A CDSC may be assessed against a Partial Withdrawal during the accumulation period. Whether a CDSC applies and the amount to be charged depends on whether the Partial Withdrawal exceeds any Charge Free Withdrawal amount and, if so, the number of years that have elapsed since the Purchase Payment being withdrawn has been invested in the Annuity.

1.    If you request a Partial Withdrawal we determine if the amount you requested is available as a Charge Free Withdrawal (in which case it would not be subject to a CDSC);
2.    If the amount requested exceeds the available Charge Free Withdrawal amount:
▪ First, we withdraw the amount from Purchase Payments that have been invested for longer than the CDSC period, if any (with your Annuity, seven (7) years);
▪ Second, we withdraw the remaining amount from the Purchase Payments that are still subject to a CDSC. We withdraw the "oldest" of your Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.

Any CDSC will only apply to the amount withdrawn that exceeds the Charge Free Withdrawal amount.

For purposes of calculating the CDSC on a partial withdrawal, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Charge Free Withdrawal provision or if your Account Value has declined in value due to negative sub-account performance.

3.    If the amount requested exceeds the amounts available under Item #2 above, we withdraw the remaining amount from any other Account Value.
CAN YOU CLOSE MY ACCOUNT AND INVOLUNTARILY REDEEM MY INVESTMENT?
As explained above, after any Partial Withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial Withdrawal request as a request to fully surrender your Annuity.
CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount. Systematic Withdrawals based on the charge free amount are only available if the contract is still within the surrender charge period and will be calculated based only on the purchase payments that are still subject to CDSC. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a Partial Withdrawal.
Systematic Withdrawals can be made from Account Value allocated to the variable investment options or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. We may require that the Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program of Systematic Withdrawals.
The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.
DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?

Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b) or 408 of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59½ if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions received under this provision in any Annuity Year that exceed the maximum amount available as a Charge Free Withdrawal will be subject to a CDSC. We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the 10% additional tax.
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WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?

(See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Minimum Distributions from your Annuity if you are required by law to take such Minimum Distributions from your Annuity at the time it is taken. However, a CDSC may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the minimum distribution requirements in relation to other savings or investment plans under other qualified retirement plans not maintained with Prudential Annuities.

The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum Distributions.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.
CAN I SURRENDER MY ANNUITY FOR ITS VALUE?

Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

For purposes of calculating the CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Charge Free Withdrawal provision or if your Account Value has declined in value due to negative sub-account performance. We may apply a Market Value Adjustment to any Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our website at www.prudential.com .
WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

Where permitted by law, you may request to surrender your Annuity prior to the Annuity Date without application of any CDSC upon occurrence of a medically-related "Contingency Event". We may apply a Market Value Adjustment to any Fixed Allocations. The amount payable will be your Account Value.

This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:
▪the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
▪if the Owner is one or more natural persons, all such Owners must also be alive at such time;
▪we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;
▪this benefit is not available if the total Purchase Payments received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant; and
▪ proceeds will only be sent by check or electronic funds transfer directly to the Owner.

For contracts issued before May 1, 1996 a "Contingency Event" occurs if the Annuitant is:
▪first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
▪first diagnosed as having a "Fatal Illness" while your Annuity is in force.

For contracts issued on or after May 1, 1996, and where allowed by law, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described above in order to qualify for a medically-related surrender.

The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.
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WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity options available that provide fixed annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. You must annuitize your entire Account Value; partial annuitizations are not allowed.
When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of the contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.
Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Option 1
Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.
Option 2
Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.
Option 3
Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period.
Option 4
Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.
We may make additional annuity payment options available in the future.
HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?

Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Therefore, making a purchase payment within seven years of the Annuity Date limits your annuity payment options. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

If you have not provided us with your Annuity Date or annuity payment option in writing, then:
▪the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
▪the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.
HOW ARE ANNUITY PAYMENTS CALCULATED?
Fixed Annuity Payments
If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.
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BENEFITS AVAILABLE UNDER THE ANNUITY
The following table summarizes information about the benefits available under the Annuity.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Restrictions/Limitations
Guaranteed Return Option (GRO)1/Guaranteed Return Option Plus (GRO Plus)[2]	Guarantees a “return of premium” at a future date, while allowing you to allocate all or a portion of your Account Value to the Sub-accounts of your choice.	Optional	0.50% (based on the average daily net assets of the Sub-accounts)	Account Value subject to systematic transfers to and from Fixed Allocations. We may restrict the selection of certain Portfolios. Please refer to Appendix A for variable sub-account availability.
Basic Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	0%	None.
Enhanced Beneficiary Protection Death Benefit[3]	Provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death.	Optional	0.75% (based on the average daily net assets of the Sub-accounts)[4]	None.
Highest Anniversary Value Death Benefit[3]	Provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit or the Highest Anniversary Value.	Optional	0.75% (based on the average daily net assets of the Sub-accounts)	You may not select certain Portfolios. Please refer to Appendix A for variable sub-account availability.
Guaranteed Minimum Death Benefit[3]	Provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit. Please refer to Appendix D for a complete description of the charges.	Optional	0.55% (based on the current Death Benefit)	None.
Plus40(TM) Optional Life Insurance Rider[3]	Provides an income tax-free life insurance benefit for your Beneficiary(ies) that may be useful in offsetting federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Please refer to Appendix C for a complete description of the charges.	Optional	10.50% (based on your age and your Account Value as of the Issue Date of your Annuity )	None.
Prudential Annuities’ Annuity Rewards	Provides an enhancement to the Death Benefit that captures any sub-account gains since the Issue Date of your Annuity so that your beneficiary(ies) would not receive less than an Annuity’s value as of the effective date of the benefit. After the 10th Annuity Year, the Death Benefit would equal the Account Value.	Standard	0%	None.
Performance Advantage	Provides an increase to the Account Value if your Account Value has not reached or exceeded a “target value” on its 10th anniversary.	Standard	0%	None.
Dollar Cost Averaging	Allows you to systematically transfer a percentage amount out of the money market variable investment option and into any other variable investment option(s).	Standard	0%	Minimum allocation requirements.
Automatic Rebalancing	You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select.	Standard	0%	None.
1 The Guaranteed Return Option benefit is no longer available for election. If you currently participate in this benefit, you may re-start the benefit on each anniversary of the issue date.
2 The Guaranteed Return Plus Option benefit is no longer available for election.
3 These benefits are no longer offered and must have been elected at the time that you purchased your Annuity
4 If the Annuity was purchased before November 18, 2002 the Enhanced Beneficiary Protection Death Benefit fee was based on the Account Value. Please see Appendix D for additional information.
DESCRIPTION OF THE BENEFITS AVAILABLE UNDER THE ANNUITY
Guaranteed Return Option (GRO) SM

GRO is no longer available for new elections.
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GRO is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period as the “maturity date”) guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the “Protected Principal Value”).
The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts pursuant to a mathematical formula between the Sub-accounts you choose and the Market Value Adjustment Fixed Allocation used to support the Protected Principal Value. There is an additional charge if you elect the Guaranteed Return Option benefit.
The guarantee provided by the benefit exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Market Value Adjustment Fixed Allocation to support our future guarantee, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date.
Key Feature – Protected Principal Value
Under the GRO benefit, Prudential Annuities guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the Protected Principal Value by the amount of the Purchase Payment, and withdrawals reduce the Protected Principal Value (as discussed below).

We will notify you of any amounts added to your Annuity under the benefit. If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the “Guaranteed Amount” in the rider we issue for this benefit.

Key Feature – Allocation of Account Value
GRO uses a mathematical formula that we operate to help manage your guarantees through all market cycles. The formula weighs a number of factors, including the current Account Value, the value in the Sub-accounts, the value in the Market Value Adjustment Fixed Allocations, the Protected Principal Value, the expected value of the Market Value Adjustment Fixed Allocations used to support the guarantee, the time remaining until maturity, and the current crediting rates associated with the Market Value Adjustment Fixed Allocations. In essence, and as detailed in the formula, the formula will transfer Account Value into the Market Value Adjustment Fixed Allocations if needed to support an anticipated guarantee. The formula is set forth in Appendix E. This required formula thus helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Market Value Adjustment Fixed Allocations).

Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the Market Value Adjustment Fixed Allocations, through reference to a “reallocation trigger”. At any given time, some, none, or all of your Account Value may be allocated to the Market Value Adjustment Fixed Allocations. If your entire Account Value is transferred to the Market Value Adjustment Fixed Allocations, the formula will not transfer amounts out of the Market Value Adjustment Fixed Allocations to the Sub-accounts and the entire Account Value would remain in the Market Value Adjustment Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Market Value Adjustment Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Market Value Adjustment Fixed Allocations, if dictated by the formula. The amount of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Market Value Adjustment Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

• The difference between your Account Value (including any Market Value Adjustment) and your Protected Principal Value(s);
• The amount of time until the maturity of your Guarantee(s);
• The amount invested in, and the performance of, the Sub-accounts;
• The amount invested in, and interest earned within, the Market Value Adjustment Fixed Allocations;
• The current crediting rates associated with Market Value Adjustment Fixed Allocations;
• Additional purchase payments, if any, that you make to the Annuity; and
• Withdrawals, if any, taken from the Annuity.

Any amounts invested in the Market Value Adjustment Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Market Value Adjustment Fixed Allocation.

You may not allocate purchase payments to or transfer Account Value to or from the Market Value Adjustment Fixed Allocations.

You should be aware of the following potential ramifications of the formula:

• A Market Value Adjustment will apply when we reallocate Account Value from the Market Value Adjustment Fixed Allocation to the Sub-accounts. Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each
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such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
• As indicated, some or even all, of your Account Value may be maintained in the Market Value Adjustment Fixed Allocations. The greater the Account Value held in Market Value Adjustment Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
• If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Subaccounts on a proportional basis according to your allocations to a new Market Value Adjustment Fixed Allocation(s) to support the applicable guaranteed amount. The new Market Value Adjustment Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Market Value Adjustment Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Market Value Adjustment Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Market Value Adjustment Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).
• If your Account Value is greater than or equal to the reallocation trigger, and Account Value must be transferred from the Market Value Adjustment Fixed Allocations to the Sub-accounts, then those amounts will be transferred from the Market Value Adjustment Fixed Allocations and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, on a proportional basis, based on the Account Values in such Sub-accounts at that time. A market value adjustment will apply upon a transfer out of the Market Value Adjustment Fixed Allocations, which may result in an increase or decrease in your Account Value.
• Transfers under the formula do not impact your guarantees under GRO that have already been locked-in.

Withdrawals from your Annuity, while the benefit is in effect, will reduce the Protected Principal Value proportionally. The proportion will be equal to the proportionate reduction in the Account Value due to the withdrawal as of that date. Withdrawals will be taken on a proportional basis from the Sub-accounts and any Market Value Adjustment Fixed Allocations. Systematic Withdrawals will be taken on a proportional basis from the Sub-accounts and the Market Value Adjustment Fixed Allocations up to growth in the Market Value Adjustment Fixed Allocations and thereafter on a proportional basis solely from the Sub-accounts. The growth in the Market Value Adjustment Fixed Allocations at any point in time consists of the remaining earnings since the program of systematic withdrawal began. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

Election of the Benefit
We no longer permit new elections of GRO. If you currently participate in GRO, your existing guarantees are unaffected by the fact that we no longer offer GRO. Please note that if you terminate a living benefit such as GRO and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

Restart of the Benefit
Once each Annuity Year you may request to restart the Benefit. Such a request is an election by you to terminate the existing Benefit (and all guarantees under the benefit) and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us in advance in accordance with our administrative requirements. If we accept your request, we then terminate the existing Benefit as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Benefit starts at that time. The initial Protected Principal Value for the new Benefit is the Account Value as of the effective date of the new Benefit. Unless you tell us otherwise, the duration of the new Benefit will be the same as that for the existing Benefit. However, if we do not then make that duration available, you must elect from those we make available at that time. For those who elect to re-start the benefit, the charge will be assessed according to the current methodology prior to re-starting the benefit. – see “Charges under the Benefit” below.

As part of terminating the existing Benefit, we transfer any amounts in Market Value Adjustment Fixed Allocations, subject to a Market Value Adjustment, to the Subaccounts on a proportional basis. If your entire Account Value was then in Market Value Adjustment Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

Termination of the Benefit
The Annuity Owner also can terminate the Guaranteed Return Option benefit. Upon termination, any amounts held in the Market Value Adjustment Fixed Allocations will be transferred as follows: (a) if only a portion of your Account Value is in the Market Value Adjustment Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts on a proportional basis based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in Market Value Adjustment Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Government Money Market Portfolio, unless we receive at our Office prior instructions from you. A Market Value Adjustment will apply (except that if the benefit has terminated automatically due to payment of a death benefit, whether a Market Value Adjustment applies depends solely on the terms of the death benefit – see the Death Benefit section of this prospectus).

In general, you may cancel GRO and then elect another living benefit available post issue, effective on any Valuation Day after your cancellation of GRO. If you terminate GRO, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the benefit, the Guaranteed Return Option will no longer provide any guarantees.

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The charge for the Guaranteed Return Option benefit will no longer be deducted from your Account Value after the benefit has been terminated, although for those Annuities for which the GRO charge is deducted annually rather than daily (see Charges Under the Benefit below), we will deduct the final annual charge upon termination of the benefit.
Special Considerations under the Guaranteed Return Option

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

• Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. The Market Value Adjustment Fixed Allocation must not have been in effect as of the date that you elected to participate in the benefit. However, the formula may transfer Account Value to the Market Value Adjustment Fixed Allocation as of the effective date of the benefit under some circumstances.
• Annuity Owners cannot allocate any portion of purchase payments or transfer Account Value to or from the Market Value Adjustment Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments may be allocated by us to the Market Value Adjustment Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a Market Value Adjustment Fixed Allocation to a Sub-account.
• Transfers from the Market Value Adjustment Fixed Allocation made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Market Value Adjustment Fixed Allocation.
• Transfers from the Sub-accounts to the Market Value Adjustment Fixed Allocation or from the Market Value Adjustment Fixed Allocation to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
• Any amounts applied to your Account Value by Prudential Annuities on the maturity date will not be treated as “investment in the contract” for income tax purposes.
• Any amounts that we add to your Annuity to support our guarantee under the benefit will be applied to the Sub-accounts on a proportional basis, after first transferring any amounts held in the Market Value Adjustment Fixed Allocations as follows: (a) if only a portion of your Account Value is in the Market Value Adjustment Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts on a proportional basis based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program and (b) if your entire Account Value is in the Market Value Adjustment Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Government Money Market Portfolio, unless we receive at our Office prior instructions from you.
• Low interest rates may require allocation to the Market Value Adjustment Fixed Allocation even when the current Account Value exceeds the guarantee.
• As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to the Market Value Adjustment Fixed Allocation.
• We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

Charges under the Benefit
The maximum charge for Guaranteed Return Option is 0.50% annually of the daily net assets of the Sub-Accounts. The annual charge is deducted daily against your Account Value allocated to the Sub-accounts. Account Value allocated to Fixed Allocations under the program is not subject to the charge. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date of the program is less than the amount guaranteed; and (b) administration of the program.

Effective November 18, 2002, we changed the way in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between May 1, 2001 and November 15, 2002 and subsequent to November 19, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the program was elected. Owners who terminate and then re-elect the Guaranteed Return Option or elect to restart the Guaranteed Return Option at any time after November 18, 2002 will be subject to the charge method described above.

Examples
Example 1. Benefit Maturity

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the annuity. It is intended to illustrate the benefit maturity on a guarantee amount under this benefit.

A Guaranteed Return Option (GRO) program begins on July 1, 2015. Your Account Value (AV) at the start of the program is $100,000. As of program maturity on July 1, 2022, there have been no additional purchase payments and no prior withdrawals, so your Guaranteed Amount remains at $100,000. The Account Value is $93,000.

Since the Guaranteed Amount exceeds the Account Value, a total of $7,000, the amount by which the guaranteed exceeds the AV, is added to the variable sub-accounts which you have elected (or the AST Money Market sub-account if such elections have not been made).

Example 2. Proportional reduction for withdrawal.

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
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A Guaranteed Return Option (GRO) program begins on July 1, 2015. Your Account Value (AV) at the start of the program is $100,000. As of July 1, 2020, there have been no additional purchase payments and no prior withdrawals, so your Guaranteed Amount remains at $100,000. The Account Value is $120,000. You then elect to take a $6,000 withdrawal. Assume that no CDSC, Market Value Adjustment or other charges apply.

The Guaranteed Amount is reduced as follows:
• Guaranteed Amount prior to withdrawal x (1 - withdrawal / AV prior to withdrawal)
= $100,000 X (1 - $6,000 / $120,000)
= $95,000
Guaranteed Return Option Plus (GRO Plus)

GRO Plus is no longer available for new elections.
GRO Plus is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period and any applicable subsequent period as the “maturity date”) and on each anniversary of the maturity date thereafter while the benefit remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the “Protected Principal Value”). The benefit also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your benefit. The enhanced guaranteed amount (called the “Enhanced Protected Principal Value”) guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee. If the maturity date of any guarantee under GRO Plus is not a Valuation Day, and we are required to contribute an amount to your Account Value with respect to that maturing guarantee, we would contribute such an amount on the next Valuation Day.
The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and Market Value Adjustment Fixed Allocations used to support the Protected Principal Value(s). The benefit may be appropriate if you wish to protect a principal amount against poor Sub-account performance as of a specific date in the future. There is an additional charge if you elected the Guaranteed Return Option Plus benefit.
The guarantees provided by the benefit exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter.
Key Feature – Protected Principal Value/Enhanced Protected Principal Value

The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

• Base Guarantee: Under the base guarantee, Prudential Annuities guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the benefit remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the benefit remains in effect, if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the base guarantee by the amount of the Purchase Payment, and withdrawals reduce the base guarantee (as discussed below). Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any Market Value Adjustment Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts on a proportional basis, based on the Account Value in the Sub-accounts at that time.
• Enhanced Guarantee: On any anniversary following commencement of the benefit, you can establish an enhanced guarantee amount based on your current Account Value. Under the enhanced guarantee, Prudential Annuities guarantees that at the end of the specified period following the election of the enhanced guarantee (also referred to as its “maturity date”), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an “auto step-up” feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the benefit (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the Protected Principal Value and Enhanced Protected Principal Value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate an enhanced guarantee, any amounts held in the Market Value Adjustment Fixed Allocations for the enhanced guarantee will be liquidated, on the Valuation Day the request is processed, (which may result in a market value adjustment), and such amounts will be transferred according to the rules described in “Termination of the Benefit/ Enhanced Guarantee”. Termination of an enhanced guarantee will not result in termination of the base guarantee. If you have elected the enhanced guarantee, on the guarantee’s maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value. Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any Market Value Adjustment Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts on a proportional basis, based on the Account Value in the Sub-accounts at that time.

If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the “Base Guarantee” and the Enhanced Protected Principal Value is referred to as the “Step-Up Guarantee” in the rider we issue for this benefit.
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Withdrawals under your Annuity

Withdrawals from your Annuity, while the benefit is in effect, will reduce the base guarantee under the benefit as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the benefit (adjusted for any subsequent purchase payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the “dollar-for-dollar limit”). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken on a proportional basis from the Sub-accounts and any Fixed Allocations. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment (which may be positive or negative) that would apply.

Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus benefit, however, any partial withdrawals in payment of charges for the Plus40 Optional Life Insurance Rider (not currently offered for sale) and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus benefit are October 13, 2004; 2.) an initial Purchase Payment of $250,000; 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.

Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
• The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
• The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
• The base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
• The result is then further reduced by the ratio of A to B, where:
◦ A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).
◦ B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).
The resulting base guarantee amount is: $237,500 X (1 – $7,500 / $177,500), or $227,464.79.
• The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar limit
A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
• The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79)
• The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Key Feature – Allocation of Account Value
GRO Plus uses a mathematical formula that we operate to help manage your guarantees through all market cycles. Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the Market Value Adjustment Fixed Allocations, through reference to a “reallocation trigger”. The formula does this by (a) first identifying each guarantee that is outstanding under GRO Plus (b) then discounting the value of each such guarantee to a present value, based on crediting rates associated with the Market Value Adjustment Fixed Allocations, then (c) identifying the largest of such present values. Then, the formula compares the largest present value to both the Account Value and the value of assets allocated to the Sub-accounts to determine whether a transfer into or out of the Market Value Adjustment Fixed Allocations is required. As detailed in the formula, if that largest present value exceeds the Account Value less a percentage of the Sub-account value, a transfer into the Market Value Adjustment Fixed Allocations will occur. Conversely, if the largest present value is less than the Account Value less a percentage of the Sub-account value, a transfer out of the Market Value Adjustment Fixed Allocations will occur. This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Market Value Adjustment Fixed Allocations). The formula is set forth in Appendix F.

If your Account Value is greater than or equal to the reallocation trigger, then:
• your Account Value in the Sub-accounts will remain allocated according to your most recent instructions; and
• if a portion of your Account Value is allocated to a Market Value Adjustment Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts will be transferred from the Market Value Adjustment Fixed Allocation and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, on a proportional basis, based on the Account Values in such Sub-accounts at that time;
• if all of your Account Value is allocated to a Market Value Adjustment Fixed Allocation, then all or a portion of that amount may be transferred from the Market Value Adjustment Fixed Allocation and re-allocated to the Sub-accounts, according to the following hierarchy: (i) first according to any asset allocation program that you may have in effect (ii) if no such program is in effect, then in accordance with any
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automatic rebalancing program that you may have in effect and (iii) if neither such program is in effect, then to the AST Government Money Market Sub-account; and
• a Market Value Adjustment will apply when we reallocate Account Value from a Market Value Adjustment Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts on a proportional basis according to your allocations to a new Market Value Adjustment Fixed Allocation(s) to support the applicable guaranteed amount. The new Market Value Adjustment Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Market Value Adjustment Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Market Value Adjustment Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Market Value Adjustment Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

At any given time, some, none, or all of your Account Value may be allocated to the Market Value Adjustment Fixed Allocations. With respect to any amounts held within the Market Value Adjustment Fixed Allocations, we can give no assurance how long the amounts will reside there or if such amounts will transfer out of the Market Value Adjustment Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Market Value Adjustment Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Market Value Adjustment Fixed Allocations, if dictated by the formula. The amount of such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Market Value Adjustment Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
• The difference between your Account Value (including any Market Value Adjustment) and your Protected Principal Value(s);
• The amount of time until the maturity of your guarantee(s);
• The amount invested in, and the performance of, the Sub-accounts;
• The amount invested in, and interest earned within, the Market Value Adjustment Fixed Allocations;
• The current crediting rates associated with Market Value Adjustment Fixed Allocations;
• Additional purchase payments, if any, that you make to the Annuity; and
• Withdrawals, if any, taken from the Annuity.

Any amounts invested in the Market Value Adjustment Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Market Value Adjustment Fixed Allocations.

You may not allocate purchase payments to or transfer Account Value to or from the Market Value Adjustment Fixed Allocations.

Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when a Market Value Adjustment Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to Market Value Adjustment Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive Sub-account performance and/or under circumstances where Market Value Adjustment Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where Market Value Adjustment Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts under the formula differently than each other because of the different guarantees they support.

You should be aware of the following potential ramifications of the formula:
• Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
• As indicated, some or even all, of your Account Value may be maintained in the Market Value Adjustment Fixed Allocations. The greater the Account Value held in Market Value Adjustment Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
• Transfers under the formula do not impact your guarantees under GRO Plus that have already been locked-in.

Election of the Benefit

We no longer permit new elections of GRO Plus. If you currently participate in GRO Plus, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus. Please note that if you terminate a living benefit such as GRO Plus and elect a new living benefit, you lose the
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guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit/Enhanced Guarantee

You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus benefit entirely, in which case you will lose any existing guarantees.

Upon termination of the benefit or of the enhanced guarantee, any amounts held in the Market Value Adjustment Fixed Allocations related to the guarantee(s) being terminated will be transferred as follows: (a) if only a portion of your Account Value is in the Market Value Adjustment Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts on a proportional basis, based on your Account Value in such Sub-accounts on the day of the transfer, unless we receive other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in the Market Value Adjustment Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Government Money Market Portfolio, unless we receive prior instructions from you. A Market Value Adjustment will apply (except that if the benefit has terminated automatically due to payment of a death benefit, whether a Market Value Adjustment applies depends solely on the terms of the death benefit – see the Death Benefit section of this prospectus).

In general, you may cancel GRO Plus and then elect another living benefit that is available post issue, effective on any Valuation Day after your cancellation of GRO Plus. If you terminate GRO Plus, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the benefit, the Guaranteed Return Option Plus will no longer provide any guarantees.

Special Considerations under the Guaranteed Return Option Plus

This benefit is subject to certain rules and restrictions, including, but not limited to the following:
• Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. No Market Value Adjustment Fixed Allocations may be in effect as of the date that you elect to participate in the benefit. However, the formula may transfer Account Value to Market Value Adjustment Fixed Allocations as of the effective date of the benefit under some circumstances.
• You cannot allocate any portion of purchase payments or transfer Account Value to or from a Market Value Adjustment Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments may be allocated by us to a Market Value Adjustment Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a Market Value Adjustment Fixed Allocation to a Sub-account.
• Transfers from Market Value Adjustment Fixed Allocations made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Market Value Adjustment Fixed Allocation.
• Transfers from the Sub-accounts to Market Value Adjustment Fixed Allocations or from Market Value Adjustment Fixed Allocations to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
• Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as “investment in the contract” for income tax purposes.
• Low interest rates may require allocation to Market Value Adjustment Fixed Allocations even when the current Account Value exceeds the guarantee.
• As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to Market Value Adjustment Fixed Allocations.
• We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

Charges under the Benefit
The maximum charge for Guaranteed Return Option Plus is 0.50% annually of the daily net assets of the Sub-Accounts. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

If you elect the Enhanced Guarantee under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchases, your benefit may be subject to the new charge level. These charges will not exceed the maximum charges shown in the section of this prospectus entitled “BENEFITS AVAILABLE UNDER THE ANNUITY.”
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DEATH BENEFIT
WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

The Annuity provides a Death Benefit during its accumulation period. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."
BASIC DEATH BENEFIT

The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity.

Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities held by these same types of entities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity which is not eligible for tax deferral benefits under Section 72(u) of the Code. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

The basic Death Benefit depends on the decedent’s age on the date of death:

    If death occurs before the decedent’s age 90: The Death Benefit is the greater of:

▪The sum of all Purchase Payments less the sum of all withdrawals; and
▪The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

If death occurs when the decedent is age 90 or older: The Death Benefit is your Account Value.

Here is an example of how the basic death benefit is calculated if death occurs before the decedent reaches age 90:
The contract was issued with purchase payments totaling $100,000 but, due to negative Sub-Account performance, the account value had decreased to $80,000. If the owner died, the death benefit would still be $100,000. This amount, however, is reduced when you make a withdrawal from the contract. If the contract owner had withdrawn $10,000 of the remaining $80,000, the death benefit would also be reduced by $10,000. Since the death benefit had been $100,000, it would now be $90,000.

Here is an example of how the basic death benefit is calculated if death occurs after the decedent reaches age 90:
The contract was issued with purchase payments totaling $100,000 but, due to negative Sub-Account performance, the account value had decreased to $80,000. If the owner died, the death benefit would be $80,000.
OPTIONAL DEATH BENEFITS

Optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries.

These benefits are no longer offered and must have been elected at the time that you purchased your Annuity. Certain terms and conditions may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.

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1. Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.
The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.
Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.the basic Death Benefit described above;

PLUS

2. 40% of your "Growth" under the Annuity, as defined below.

The amount calculated in Items 1 & 2 above may be reduced by any Credits or Target Value Credits under certain circumstances.

"Growth" means the sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations, minus the total of all Purchase Payments reduced by the sum of all proportional withdrawals.

"Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

The Enhanced Beneficiary Protection Optional Death Benefit described above was offered in those jurisdictions where we received regulatory approval. Please see Appendix D for a description of the Enhanced Beneficiary Protection Optional Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval. Please refer to the section entitled “Tax Considerations” for a discussion of special tax considerations for purchasers of this benefit.

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

Growth =	Account Value of variable investment options plus Interim Value of Fixed Allocations (no Market Value Adjustment applies)	minus	Purchase Payments - proportional withdrawals

Example with sub-account increase
Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive sub-account performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

Growth    =    $75,000 - [$50,000 - $0]
    =    $25,000

Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
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    =    $25,000 * 0.40
    =     $10,000

Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
    =     $85,000

Examples with sub-account decline
Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in sub-account performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

Growth    =    $45,000 - [$50,000 - $0]
    =    $-5,000

Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
    NO BENEFIT IS PAYABLE

Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
    =     $50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Example with sub-account increase and withdrawals
Assume that the Account Value has been increasing due to positive sub-account performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

Growth    =    $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
    =    $90,000 - [$50,000 - $10,000]
=    $90,000 - $40,000
=     $50,000

Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
    =    $50,000 * 0.40
    =     $20,000

Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
        =     $110,000
2. Highest Anniversary Value Death Benefit
If the Annuity has one Owner, the Owner must be age 79 or less at the time Highest Anniversary Value Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.
We restrict certain Portfolios if you elect the Highest Anniversary Value Death Benefit.
Key Terms Used with the Highest Anniversary Value Death Benefit

▪ The Death Benefit Target Date is the contract anniversary on or after the 80 th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

▪ The Highest Anniversary Value equals the highest of all previous "Anniversary Value" less proportional withdrawals since such anniversary and plus any Purchase Payments since such anniversary.

▪ The Anniversary Value is the Account Value as of each anniversary of the Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment.
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▪ Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.
Calculation of Highest Anniversary Value Death Benefit
The Highest Anniversary Value Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date , the Death Benefit equals the greater of:

1. the basic Death Benefit described above; and
2. the Highest Anniversary Value as of the Owner’s date of death.

     If the Owner dies on or after the Death Benefit Target Date , the Death Benefit equals the greater of:

1. the basic Death Benefit described above; and
2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.

The Highest Anniversary Value Death Benefit described above was offered in those jurisdictions where we received regulatory approval. Please see Appendix D for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.

Examples of Highest Anniversary Value Death Benefit Calculation
The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with sub-account increase and death before Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive sub-account performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5 th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals
Assume that the Account Value has been increasing due to positive sub-account performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5 th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

Highest Anniversary Value     = $90,000 - [$90,000 * $15,000/$75,000]
                = $90,000 - $18,000
                = $72,000

Basic Death Benefit
= max [$80,000, $50,000– [$50,000 * $15,000/$75,000]
= max [$80,000, $40,000
= $80,000

The Death Benefit therefore is $80,000

Example with death after Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive sub-account performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is
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$75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value    = $80,000 + $15,000 – [($80,000 + $15,000) * $5,000/$70,000]
= $80,000 + $15,000 – $6,786
= $88,214

Basic Death Benefit            = max [$75,000, ($50,000 + $15,000) – {($50,000 + $15,000) * $5,000/$70,000}]
= max [$75,000, $60,357]
=$75,000

The Death Benefit therefore is $88,214.

Annuities with joint Owners
For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.
Annuities owned by entities
For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).
Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and Highest Anniversary Value Optional Death Benefit at any time. Both optional Death Benefits will terminate automatically on the Annuity Date. If you decide to terminate any optional Death Benefit, your decision is irrevocable, and any optional Death Benefit may not be re-elected. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.
What are the charges for the optional Death Benefits?
The maximum charge for both Enhanced Beneficiary Protection and Highest Anniversary Value is 0.75%. We deduct the charge to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefit. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.
Plus40 (TM) Optional Life Insurance Rider
No longer available for election
_________________________________________________________________________________________________
The life insurance coverage provided under the Plus40 (TM) Optional Life Insurance Rider ("Plus40 (TM) rider" or the "Rider") is supported by Prudential Annuities’ general account and is not subject to, or registered as a security under, either the Securities Act of 1933 or the Investment Company Act of 1940. Information about the Plus40 (TM) rider is included in this Prospectus to help you understand the Rider and the relationship between the Rider and the value of your Annuity. It is also included because you can elect to pay for the Rider with taxable withdrawals from your Annuity. The staff of the Securities and Exchange Commission has not reviewed this information. However, the information may be subject to certain generally applicable provisions of the Federal securities laws regarding accuracy and completeness. _________________________________________________________________________________________________
The Plus40 (TM) rider provides an income tax-free life insurance benefit to your Beneficiary(ies) equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death, subject to certain adjustments, restrictions and limitations. The Rider may be especially useful in offsetting federal and state taxes payable on any taxable gains in your Annuity at the time of your death. The Rider is available in addition to the death benefit payable under the Annuity. Whether the Rider is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary(ies) to pay taxes on the gain in your Annuity should you die during the accumulation period. No amounts are payable under the Rider if you die on or after the date your Account Value is applied to begin receiving annuity payments or after you surrender the Annuity. The Rider has no cash value.
Please refer to Appendix C for a more complete description of the Plus40 (TM) rider.
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PRUDENTIAL ANNUITIES' ANNUITY REWARDS

What is the Annuity Rewards benefit?
The Annuity Rewards benefit offers Owners the ability to capture any sub-account gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their Beneficiaries will not receive less than the Annuity’s value as of the date the Owner elects the benefit. Under the Annuity Rewards benefit, Prudential Annuities guarantees that the Death Benefit will not be less than:

•your Account Value in the variable investment options plus the Interim Value in any Fixed Allocations as of the effective date of the Owner’s election

•MINUS any proportional withdrawals* following the date of election

•PLUS any additional Purchase Payments applied to the Annuity following the date of election.

*    "Proportional withdrawals" are determined by calculating the percentage of the Account Value that each withdrawal represented when withdrawn. For example, a withdrawal of 50% of your Account Value would be treated as a 50% reduction in the amount payable under the Death Benefit.

The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under the Annuity to the extent such benefit provides for a change in the method of calculation based on the age of the decedent as of the date of death. For example, if prior to age 90, the basic Death Benefit is equal to the greater of Purchase Payments minus proportional withdrawals or the Account Value and, at age 90 and older is equal to the Account Value, the Annuity Rewards Death Benefit enhancement will only apply until age 90. If the Death Benefit amount payable under your Annuity’s basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount. If your Annuity includes the Enhanced Beneficiary Protection Optional Death Benefit, the enhanced Death Benefit under the Annuity Rewards program will be considered when calculating the amount due under the Enhanced Beneficiary Protection Optional Death Benefit.

Who is eligible for the Annuity Rewards benefit?
Owners can elect the Annuity Rewards Death Benefit enhancement following the seventh (7th) anniversary of the Annuity’s Issue Date. However, the election is subject to the requirement that their Account Value on the election date is greater than the amount that would be payable to their Beneficiary under the Death Benefit provided under the Annuity as of the election date (including any Optional Death Benefits other than the Enhanced Beneficiary Protection Optional Death Benefit). If an Owner is ineligible when he or she applies for the optional benefit, the Owner can elect the Annuity Rewards Death Benefit enhancement on any subsequent date if they otherwise qualify. The election must occur before annuity payments begin. An Owner can only elect the Annuity Rewards Death Benefit enhancement once. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.
PAYMENT OF DEATH BENEFITS
Payment of Death Benefit to Beneficiary from a Non-qualified Annuity
Except in the case of a spousal Beneficiary, in the event of your death, the death benefit must be distributed:
▪as a lump sum amount at any time within five (5) years of the date of death; or
▪as a series of annuity payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary.
▪Payments under this option must begin within one year of the date of death.

Unless you have made an election prior to death benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds as a series of fixed annuity payments. See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary - Assumption of Annuity
You may name your spouse as your Beneficiary. If you and your spouse own the Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

See the section entitled " Managing Your Annuity - Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

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Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.

For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

•If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.
▪If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
•If you die before a designated Beneficiary is named, If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
•If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death.
•If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
•Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

For more information, see “Tax Considerations.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

Designated Beneficiaries may be eligible for the IRA Beneficiary Continuation Option; however, distribution periods may be limited by applicable tax law as stated above. Beneficiaries should consult a professional tax advisor about the federal income tax consequences of distribution options.

Upon election of this IRA Beneficiary Continuation option:

•the Annuity contract will be continued in the Owner’s name, for the benefit of the Beneficiary.
•the Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
•the Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. NOTE: The Sub-accounts offered under the IRA Beneficiary Continuation option may be limited.
•no additional Purchase Payments can be applied to the Annuity.
•the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
•the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of a CDSC.
•upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary.
•all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described in the Tax Considerations section.

Please contact Prudential Annuities for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the IRA Beneficiary Continuation option.

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Are there any exceptions to these rules for paying the Death Benefit?
Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date and did not become the Owner or Annuitant due to the prior Owner’s or Annuitant’s death. Any Death Benefit (including either optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive "due proof of death", any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries.

Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to sub-account fluctuations.
PRUDENTIAL ANNUITIES' PERFORMANCE ADVANTAGE
Prudential Annuities' Performance Advantage was offered, in those states where approved, between May 15, 1999 and October 22, 2000. The description below of the Performance Advantage benefit applies to those Contract Owners who purchased an Annuity during that time period when the Performance Advantage feature was offered.

GLOSSARY OF TERMS
When determining the Account Value and Surrender Value of the Annuity, both amounts will not include any Target Value Credits (described below) that we are entitled to recapture upon Surrender of your Annuity.
DO YOU PROVIDE ANY GUARANTEES ON MY INVESTMENT?
The Annuity provides variable investment options and fixed investment options. Only the fixed investment options provide a guaranteed return on your investment, subject to certain terms and conditions. However, your Annuity includes a feature at no additional cost that provides certain benefits if your Account Value has not reached or exceeded a “target value” on its 10 th anniversary. If, on the 10 th anniversary of your Annuity’s Issue Date, your Account Value has not reached the target value (as defined below) you can choose either of the following benefits:
▪ You may continue your Annuity without electing to receive Annuity payments and receive an annual credit to your Account Value payable until you begin receiving Annuity payments. The credit is equal to 0.25% of the average of your Annuity’s Account Value for the preceding four complete calendar quarters. This credit is applied to your investment options on a proportional basis based on the allocation of your then current Account Value.
OR
▪ You may begin receiving Annuity payments within one year and accept a one-time credit to your Annuity equal to 10% of the net of the Account Value on the 10 th anniversary of its Issue Date minus the sum of all Purchase Payments allocated in the prior five years. The annuity option you select must initially guarantee payments for not less than seven years.
Following the 10 th anniversary of your Annuity’s Issue Date, we will inform you if your Account Value did not meet or exceed the Target Value. We will assume that you have elected to receive the annual credit to your Account Value unless, not less than 30 days prior to the next anniversary of the Annuity, we receive at our home office your election to begin receiving Annuity payments.
Certain provisions of this benefit and of the Target Value Credits described below may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.
WHAT IS THE "TARGET VALUE" AND HOW IS IT CALCULATED?
The Target Value is a tool used to determine whether you are eligible to elect either of the benefits described above. The Target Value does not impact the Account Value available if you surrender your Annuity or make a partial withdrawal and does not impact the Death Benefit available to your Beneficiary(ies). The Target Value assumes a rate of return over ten (10) Annuity Years that will allow your initial investment to double in value, adjusted for any withdrawals and/or additional Purchase Payments you make during the 10-year period. We calculate the “Target Value” as follows:
1. Accumulate the initial Purchase Payment at an annual interest rate of 7.2% until the 10th anniversary of the Annuity’s Issue Date; plus
2. Accumulate any additional Purchase Payments at an annual interest rate of 7.2% from the date applied until the 10th anniversary of the Annuity’s Issue Date; minus
3. Each “proportional reduction” resulting from any withdrawal, accumulating at an annual interest rate of 7.2% from the date the withdrawal is processed until the 10th anniversary of the Annuity’s Issue Date. We determine each “proportional reduction” by determining the percentage of
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your Account Value then withdrawn and reducing the Target Value by that same percentage. We include any withdrawals under your Annuity in this calculation, as well as the charge we deduct for any optional benefits you elect under the Annuity, but not the charge we deduct for the Annual Maintenance Fee or the Transfer Fee.
Examples
1. Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. The Target Value on the 10th anniversary of your Annuity’s Issue Date would be $20,042, assuming no withdrawals are made. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period. In this example if your Account Value has not reached or exceeded the Target Value of $20,042 on the 10th anniversary of your Annuity’s Issue Date, you may choose to elect either of the benefits described above.
2. Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. Assume at the end of Year 6, your Account Value has increased to $15,000 and you make a withdrawal of 10% or $1,500. The Target Value on the 10th anniversary would be $18,722. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period, minus the proportional reduction accumulating at an annual interest rate of 7.2%. In this example if your Account Value has not reached or exceeded the Target Value of $18,722 on the 10th anniversary of your Annuity’s Issue Date, you may choose to elect either of the benefits described above.
CAN I RESTART THE 10-YEAR TARGET VALUE CALCULATIONS?
Yes, you can elect to lock in the growth in your Annuity by “restarting” the 10-year period on any anniversary of the Issue Date. If you elect to restart the calculation period, we will treat your Account Value on the restart date as if it was your Purchase Payment when determining if your Annuity’s Account Value meets or exceeds the Target Value on the appropriate tenth (10th) anniversary. You may elect to restart the calculation more than once, in which case, the 10-year calculation period will begin on the date of the last restart date. We must receive your election to restart the calculation at our home office not later than 30 days after each anniversary of the Issue Date.
WHAT ARE TARGET VALUE CREDITS?
Target Value Credits are additional amounts that we apply to your Account Value to increase the likelihood that your Account Value will meet or exceed the Target Value. We add Target Value Credits to your Account Value at the time a Purchase Payment is applied to your Annuity. Only those Purchase Payments made before the first anniversary of the Issue Date of your Annuity are eligible to receive Target Value Credits. Target Value Credits are separate and distinct from other Credits we apply to all Purchase Payments.
The amount of the Target Value Credit is equal to 1.0% of each qualifying Purchase Payment. Target Value Credits are only payable on qualifying Purchase Payments if the Owner(s) of the Annuity is(are) less than age 81 on its Issue Date. If the Annuity is owned by an entity, the age restriction applies to the age of the Annuitant on the Issue Date. The Target Value Credit is payable from our general account and is allocated to the investment options in the same ratio that the qualifying Purchase Payment is allocated. Payment of the Target Value Credit is subject to our claims-paying ability and financial strength.
Target Value Credits will not be available if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, of an Annuity we issued that has the same or a similar benefit.
The amount of any Target Value Credits is not immediately vested and can be recaptured by Prudential Annuities under the circumstances and for the time periods shown below. If Prudential Annuities exercises its right to recapture the amount of any Target Value Credit, any investment gain on the Target Value Credit will not be taken back.
1. If you surrender your Annuity before the 10 th anniversary of the Issue Date of the Annuity.
2. If you elect to begin receiving Annuity payments before the first anniversary of the Issue Date.
3. If a person on whose life we pay the Death Benefit dies, or if a “contingency event” occurs which triggers a medically-related surrender:
▪ within 12 months after the date a Target Value Credit was allocated to your Account Value; or
▪ within 10 years after the date a Target Value Credit was allocated to your Account Value if any owner was over age 70 on the Issue Date, or, if the Annuity was then owned by an entity, the Annuitant was over age 70 on the Issue Date.
Following completion of the above time periods, the amount of any Target Value Credits is vested in the Owner.
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VALUING YOUR INVESTMENT
HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, the Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. When determining the Account Value on any day other than a Fixed Allocation’s Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.
WHAT IS THE SURRENDER VALUE OF MY ANNUITY?

The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is equal to your Account Value minus any CDSC, the Annual Maintenance Fee and the charge for any optional benefits. The Surrender Value will also include any Market Value Adjustment that may apply.
HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge and if you elected one or more optional benefits whose annual charge is deducted daily; the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. The investment performance of the Portfolios, expenses, and deductions of certain charges affects the Unit Price, the number of Units, or both.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
HOW DO YOU VALUE FIXED ALLOCATIONS?

During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day other than its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.
WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next business day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ . Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.
There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value or make a purchase or redemption request.
The NYSE is closed on certain announced holidays. On those dates, we will not process any financial transactions involving purchase or redemption orders.
Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
▪trading on the NYSE is restricted;
▪an emergency exists making redemption or valuation of securities held in the separate account impractical; or
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▪the SEC, by order, permits the suspension or postponement for the protection of security holders.
Initial Purchase Payments : We allocated your initial Purchase Payment to the Sub-accounts within two (2) days after we receive all of our requirements to issue the Annuity. If we did not have all the required information to allow us to issue your Annuity, we may have retained the Purchase Payment while we tried to reach you or your representative to obtain all of our requirements. If we were unable to obtain all of our required information within five (5) days, we were required to return the Purchase Payment to you at that time, unless you specifically consented to our retaining the Purchase Payment while we gathered the required information. Once we obtained the required information, we invested the Purchase Payment and issued the Annuity within two (2) days. During any period that we were trying to obtain the required information, your money was not invested.
Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment with satisfactory allocation instructions.
Scheduled Transactions: "Scheduled" transactions include transfers under a Dollar Cost Averaging, rebalancing, or asset allocation program, Systematic Withdrawals, Minimum Distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on Valuation Day prior to the scheduled transaction date.
Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Charge Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.
Deferral of Transactions: If we defer a distribution or transfer from any Fixed Allocation or any fixed annuity payment for more than 10 days, we pay interest using our then current crediting rate for this purpose, which is not less than 3% per year on the amount deferred.
Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.
Transactions in Rydex and ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase or redemption order or transfer request involving the Rydex or ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a Rydex or ProFunds VP Sub-account will be extended to ½ hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through our website ( www.prudential.com ). You cannot request a transaction involving the purchase, redemption or transfer of Units in one of the Rydex or ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.
WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Termination of Optional Benefits: If you terminate the Guaranteed Return Option benefit, Guaranteed Return Option Plus benefit or either Optional Death Benefit, we will no longer deduct the charge we apply to purchase the optional benefit. On the date the charge no longer applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge and any optional benefit or program still elected, but not the charge for the optional benefit or program that you terminated. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

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TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable. Advisory fee deduction programs are not permitted if the Annuity is commission based or has a living benefit. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
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Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this additional tax if:
▪ the amount is paid on or after you reach age 59½;
▪ the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);
▪ the amount received is attributable to your becoming disabled (as defined in the Code);
▪ generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or
▪ the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before
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August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
▪ As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
▪ Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.
▪ Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
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Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity
Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances .
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:
▪ Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;
▪ Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;
▪ A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
▪ H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
▪ Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
▪ Section 457 plans (subject to 457 of the Code).
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A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. Go to www.irs.gov for the contribution limits for each year. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
▪ You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);
▪ Your rights as Owner are non-forfeitable;
▪ You cannot sell, assign or pledge the Annuity;
▪ The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);
▪ The date on which required minimum distributions must begin cannot be later than April 1 st of the calendar year after the calendar year you turn age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date); and
▪ Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
▪ A 10% early withdrawal additional tax described below;
▪ Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
▪ Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
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▪ If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.
▪ SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
▪ SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch up contribution amount. These amounts are indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.
ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
▪ Contributions to a Roth IRA cannot be deducted from your gross income;
▪ “Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
▪ If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.
Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax).
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
▪ Your attainment of age 59½;
▪ Your severance of employment;
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▪ Your death;
▪ Your total and permanent disability; or
▪ Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date), or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date ) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
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Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The information provided below applies to Owners who die after 2019. For Owner deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
• If you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death ( i.e. , a new 10-year distribution period begins).
Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31 st of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 18 and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
• Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
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Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
10% Additional Tax for Early Withdrawals from a Qualified Annuity You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this additional tax if:
▪ the amount is paid on or after you reach age 59½ or die;
▪ the amount received is attributable to your becoming disabled; or
▪ generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
▪ For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and
▪ For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.
Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020. For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year. The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 31, 2021.
Withdrawals from Employer Plans and IRAs, including Roth IRAs . Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).
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ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans . If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
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GENERAL INFORMATION
HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our website at https://www.prudential.com/personal/annuities/annuity-prospectuses or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, systematic withdrawals (including 72(t) payments and required minimum distributions), bank drafting, dollar cost averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.
Any errors or corrections on transactions for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our website or other electronic means.
WHO IS PRUDENTIAL ANNUITIES?
Prudential Annuities Life Assurance Corporation (“Prudential Annuities”, “PALAC”, “we”, “our” or “us”) is the issuer of the Annuity. PALAC is a stock life insurance company incorporated under the laws of Arizona, and its ultimate parent company is Prudential Financial, Inc. (“Prudential Financial”). PALAC’s principal business address is One Corporate Drive, Shelton, Connecticut 06484.
No company other than PALAC has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of PALAC to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Prudential Annuities.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 (“Securities Act”) and Rule 159 thereunder, PALAC delivers this prospectus to current Owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Owners while outside of the United States.
Service Providers
Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2020, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or an affiliated insurer within the Prudential Annuities business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
Guidehouse	Claim related services	150 North Riverside Plaza, Suite 2100, Chicago, IL 60606
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
WHAT ARE SEPARATE ACCOUNTS?
During the Accumulation Period, the assets supporting obligations based on allocations to the variable investment options are held in Prudential Annuities Life Assurance Corporation Variable Account B (the “Separate Account”). Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of PALAC’s other assets. The
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assets of the Separate Account may not be used to pay any liabilities of PALAC other than those arising from the Annuity and other annuity contracts issued in connection with the Separate Account. PALAC is obligated to pay all amounts promised to investors under the Annuity.
The Separate Account consists of multiple Sub-accounts. Each Sub-account invests only in a single Portfolio. The name of each Sub-account generally corresponds to the name of the Portfolio. Each Sub-account may have several different Unit Prices to reflect charges that are offered under annuities issued by us through the Separate Account. The Separate Account is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of the Separate Account. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing annuities or close Sub-accounts for annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying Portfolio is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, or in our discretion becomes inappropriate for purposes of the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the Portfolios, so we cannot guarantee that any of those Portfolios will always be available.
WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value allocated to the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their Annuity. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and toward the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of Owners who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available variable investment options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Similar Funds
The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account.
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Material Conflicts
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance policy owners and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
1. changes in state insurance law;
2. changes in federal income tax law;
3. changes in the investment management of any variable investment options; or
4. differences between voting instructions given by variable life insurance policy owners and variable annuity contract owners.
Fees and Payments Received by Prudential Annuities
As detailed below, Prudential Annuities and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Prudential Annuities and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and administrative services payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to an annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2020, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $1,500 to $246,998. These amounts relate to all individual variable annuity contracts issued by Prudential Annuities or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuity contracts or life insurance policies offered by different Prudential business units.
WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?
Prudential Annuities Distributors, Inc. (“PAD”), a wholly owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity offered through this prospectus. PAD acts as the distributor of several annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (the “Exchange Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Annuity is no longer sold but Owners may make additional Purchase Payments and transfer Account Value in accordance with the Annuity. PAD enters into distribution agreements with both affiliated and unaffiliated broker-dealers who are registered under the Exchange Act (“Firms”). Applications for annuity products are solicited by registered representatives of those firms. PAD utilizes a network of its own registered representatives to wholesale annuity products to Firms. Because a variable annuity contract is an insurance product as well as a security, all registered representatives who sell variable annuity contracts are also appointed as insurance agents of PALAC.
Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including “wirehouse” and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners.
Under the selling agreements, cash compensation in the form of commissions is paid to firms on sales according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made. Alternative compensation schedules are available that generally provide a lower initial commission
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plus ongoing quarterly compensation based on all or a portion of the account value. We may also provide cash compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Prudential Annuities products. These payments may also be made in the form of percentage payments based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm. Commissions and other cash compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset-based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain PALAC products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under PALAC annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of PALAC and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm’s registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity’s features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation ( e.g. , gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as occasional meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
A list of the firms to whom Prudential Annuities pays an amount under these arrangements is provided below. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling one annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally considered as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to your Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.
The list below includes the names of the firms that we are aware (as of December 31, 2020) received cash compensation with respect to our annuity business during 2020 (or as to which a payment amount was accrued during 2020). The firms listed below include those receiving payments in connection with marketing of products issued by Prudential Annuities Life Assurance Corporation. During 2020, the least amount paid, and greatest amount paid, were $0.40 and $6,484,139.48, respectively.
Name of Firm:

Advisor Group	Independent Financial Grp, LLC	SAGEPOINT FINANCIAL, INC.
Allstate Financial Srvcs, LLC	Investacorp	Securian Financial Svcs, Inc.
AMERICAN PORTFOLIO FIN SVCS INC	Janney Montgomery Scott, LLC.	Securities America, Inc.
ASSOCIATED SECURITIES CORP	Kestra Financial, Inc.	Securities Service Network
AXA Advisors, LLC	KMS Financial Services, Inc.	Stifel Nicolaus & Co.
BBVA Compass Investment Solutions, Inc.	Lincoln Financial Advisors	TFS Securities, Inc.
BFT Financial Group, LLC	Lincoln Financial Securities Corporation	The Investment Center
Cadaret, Grant & Co., Inc.	Lincoln Investment Planning	TransAmerica Financial Advisors, Inc.
Cambridge Investment Research, Inc.	LPL Financial Corporation	Triad Advisors, Inc.
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Centaurus Financial, Inc.	M Holdings Securities, Inc	UBS Financial Services, Inc.
Cetera Advisor Network LLC	MML Investors Services, Inc.	United Planners Fin. Serv.
CFD Investments, Inc.	Morgan Stanley Smith Barney	WADDELL & REED INC.
Citizens Securities, Inc.	Mutual Service Corporation	WATERSTONE FINANCIAL GROUP INC
Commonwealth Financial Network	Next Financial Group, Inc.	Wells Fargo Advisors LLC
Crown Capital Securities, L.P.	Park Avenue Securities, LLC	WELLS FARGO ADVISORS LLC - WEALTH
CUNA Brokerage Svcs, Inc.	PNC Investments, LLC	Wells Fargo Investments LLC
CUSO Financial Services, L.P.	ProEquities	Woodbury Financial Services
Equity Services, Inc.	Purshe Kaplan Sterling Investments
FSC Securities Corp.	Raymond James Financial Svcs
Geneos Wealth Management, Inc.	RBC CAPITAL MARKETS CORPORATION
H. Beck, Inc.	Robert W. Baird & Co., Inc.
H.D. Vest Investment	Royal Alliance Associates
Hantz Financial Services,Inc.	SA Stone Wealth Management

FINANCIAL STATEMENTS

The financial statements of the separate account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.
LEGAL PROCEEDINGS
As of the date of this prospectus, none of Prudential Annuities, the Separate Account or Prudential Annuities Distributors, Inc. is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although Prudential Annuities and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Separate Account, or Prudential Annuities’ ability to meet its obligations under the Annuity, or the ability of Prudential Annuities Distributors, Inc. to meet its obligations related to the Annuity.
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudential.com
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods ( e.g. Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction
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request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system, and at www.prudential.com , our website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your financial professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system, and at www.prudential.com , our website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
This prospectus is being provided for informational or educational purposes only and does not consider the investment objectives or financial situation of any Annuity owner. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Annuity owners seeking information regarding their particular investment needs should contact a financial professional.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.
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APPENDIX A - PORTFOLIOS AVAILABLE UNDER THE ANNUITY
The following is a list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://www.prudential.com/personal/annuities/annuity-prospectuses . You can also request this information at no cost by calling 1-800-346-3778 or by sending an email request to service@prudential.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
Investment Restrictions
Please note that the following Portfolios are not available if you have elected any of the following optional benefits:

Optional Benefit Name:	All Investment Options Permitted, EXCEPT these:
Guaranteed Return Option	Invesco V.I. Technology Fund – Series I Shares
Guaranteed Return Option Plus	ProFund Access VP High Yield
Highest Anniversary Value Death Benefit	ProFund VP Biotechnology
ProFund VP Internet
ProFund VP Semiconductor
ProFund VP Short Mid-Cap
ProFund VP Short Small-Cap
ProFund VP Technology
ProFund VP UltraBull
ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap
The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks capital appreciation	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series I shares)* Invesco Advisers, Inc.	0.80%	40.69%	19.40%	15.92%
Seeks to provide reasonable current income and long-term growth of income and capital.	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Diversified Dividend Fund – Series I Shares Invesco Advisers, Inc.	0.71%	0.14%	7.62%	9.99%
Seeks long-term growth of capital.	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Health Care Fund – Series I Shares Invesco Advisers, Inc.	0.98%	14.16%	9.43%	13.09%
Seeks long-term growth of capital.	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Technology Fund – Series I Shares Invesco Advisers, Inc.	0.98%	46.11%	21.53%	15.31%
A-1

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks long-term capital appreciation.	2AST Academic Strategies Asset Allocation Portfolio* AlphaSimplex Group, LLC AQR Capital Management, LLC CoreCommodity Management, LLC First Quadrant, L.P. Jennison Associates LLC Morgan Stanley Investment Management Inc. Pacific Investment Management Company, LLC PGIM Investments LLC QMA LLC Western Asset Management Company, LLC Western Asset Management Company Limited	1.31%	4.22%	5.87%	4.88%
Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.	2AST Advanced Strategies Portfolio* Brown Advisory, LLC Loomis, Sayles & Company, L.P. LSV Asset Management Pacific Investment Management Company, LLC PGIM Investments LLC PGIM Fixed Income QMA LLC T. Rowe Price Associates, Inc. William Blair Investment Management, LLC	0.92%	10.68%	9.71%	8.47%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	2AST AllianzGI World Trends Portfolio* Allianz Global Investors U.S. LLC	0.97%	14.10%	8.61%	6.80%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	2AST Balanced Asset Allocation Portfolio PGIM Investments LLC QMA LLC	0.92%	11.77%	9.16%	8.05%
Seeks to maximize total return, consistent with income generation and prudent investment management.	2AST BlackRock Low Duration Bond Portfolio* BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited	0.75%	2.56%	2.25%	1.62%
Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	2AST BlackRock/Loomis Sayles Bond Portfolio* BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.	0.70%	7.36%	4.85%	3.65%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	2AST Capital Growth Asset Allocation Portfolio PGIM Investments LLC QMA LLC	0.91%	13.42%	10.37%	9.14%
Seeks to maximize total return through investment in real estate securities.	2AST Cohen & Steers Realty Portfolio Cohen & Steers Capital Management, Inc.	1.11%	-2.84%	6.22%	8.94%
Seeks long-term capital growth balanced by current income.	2AST Fidelity Institutional AM® Quantitative Portfolio* FIAM LLC	0.92%	8.76%	7.89%	6.65%
Seeks to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index.	2AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)* AllianceBernstein L.P. Goldman Sachs Asset Management, L.P. Wellington Management Company LLP	0.86%	4.50%	3.99%	N/A
Seeks long-term capital appreciation.	2AST Goldman Sachs Small-Cap Value Portfolio* Goldman Sachs Asset Management, L.P.	1.05%	2.44%	8.53%	9.51%
A-2

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks high current income and maintain high levels of liquidity.	2AST Government Money Market Portfolio PGIM Fixed Income	0.57%	0.22%	0.71%	0.36%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	2AST High Yield Portfolio J.P. Morgan Investment Management, Inc. PGIM Fixed Income	0.87%	2.64%	7.54%	6.00%
Seeks current income and long-term growth of income, as well as capital appreciation.	2AST Hotchkis & Wiley Large-Cap Value Portfolio* Hotchkis & Wiley Capital Management, LLC	0.83%	0.27%	9.76%	10.09%
Seeks long-term capital growth.	2AST International Growth Portfolio* Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC	1.09%	31.32%	14.40%	9.07%
Seeks capital growth.	2AST International Value Portfolio Lazard Asset Management LLC LSV Asset Management	1.11%	-0.61%	4.33%	3.55%
Seeks capital appreciation consistent with its specified level of risk tolerance.	2AST J.P. Morgan Global Thematic Portfolio J.P. Morgan Investment Management, Inc.	1.06%	13.16%	9.03%	7.85%
Seeks capital growth.	2AST J.P. Morgan International Equity Portfolio J.P. Morgan Investment Management, Inc.	1.04%	13.08%	9.42%	6.20%
Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	2AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)* J.P. Morgan Investment Management, Inc.	0.91%	11.35%	7.11%	6.22%
Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	2AST Loomis Sayles Large-Cap Growth Portfolio* Loomis, Sayles & Company, L.P.	0.91%	31.59%	18.80%	15.91%
Seeks capital growth.	2AST MFS Global Equity Portfolio* Massachusetts Financial Services Company	1.12%	14.18%	12.23%	10.71%
Seeks total return.	2AST MFS Growth Allocation Portfolio Massachusetts Financial Services Company	0.98%	9.87%	8.50%	N/A
Seeks long-term capital growth and future, rather than current income.	2AST MFS Growth Portfolio* Massachusetts Financial Services Company	0.96%	30.48%	19.59%	16.33%
Seeks long-term growth of capital.	2AST Mid-Cap Growth Portfolio Massachusetts Financial Services Company Victory Capital Management Inc.	1.09%	34.84%	16.74%	13.34%
Seeks capital growth.	2AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)* Massachusetts Financial Services Company Wellington Management Company LLP Victory Capital Management Inc.	1.00%	-1.78%	5.97%	8.86%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	2AST Preservation Asset Allocation Portfolio PGIM Investments LLC QMA LLC	0.92%	9.08%	7.16%	6.19%
A-3

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks total return.	2AST Prudential Growth Allocation Portfolio Jennison Associates LLC PGIM Fixed Income PGIM Real Estate QMA LLC	0.88%	5.86%	8.30%	7.20%
Seeks long term capital appreciation.	2AST QMA US Equity Alpha Portfolio QMA LLC	1.45%	-5.19%	8.74%	11.58%
Seeks capital growth.	2AST Small-Cap Growth Opportunities Portfolio Victory Capital Management Inc. Wellington Management Company, LLP	1.06%	35.18%	17.73%	13.46%
Seeks long-term capital growth.	2AST Small-Cap Growth Portfolio Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.	1.00%	48.39%	19.69%	14.46%
Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	2AST Small-Cap Value Portfolio J.P. Morgan Investment Management, Inc. LMCG Investments, LLC	1.10%	0.86%	7.19%	8.08%
Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	2AST T. Rowe Price Asset Allocation Portfolio* T. Rowe Price Associates, Inc.	0.88%	12.53%	9.83%	8.63%
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.	2AST T. Rowe Price Large-Cap Growth Portfolio* T. Rowe Price Associates, Inc.	0.89%	39.80%	21.40%	17.95%
Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	2AST T. Rowe Price Large-Cap Value Portfolio* T. Rowe Price Associates, Inc.	0.81%	2.09%	7.51%	7.61%
Seeks long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.	2AST T. Rowe Price Natural Resources Portfolio* T. Rowe Price Associates, Inc.	1.05%	-2.22%	5.54%	-0.15%
Seeks to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies	2AST Wellington Management Hedged Equity Portfolio* Wellington Management Company LLP	1.05%	6.66%	8.13%	7.18%
Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	2AST Western Asset Core Plus Bond Portfolio Western Asset Management Company, LLC. Western Asset Management Company Limited	0.77%	8.11%	5.81%	4.95%
Seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.	NVIT Emerging Markets Fund – Class D* Nationwide Fund Advisors/Lazard Asset Management LLC and Standard Life Investments (Corporate Funds) Limited	1.47%	12.92%	11.52%	2.12%
Seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.	ProFund Access VP High Yield*,1 ProFund Advisors LLC	1.68%	-0.06%	4.99%	5.37%
A-4

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index.	ProFund VP Asia 30* ProFund Advisors LLC	1.68%	35.55%	13.26%	4.89%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Banks℠ Index.	ProFund VP Banks* ProFund Advisors LLC	1.68%	-15.21%	6.65%	7.06%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic Materials℠ Index.	ProFund VP Basic Materials* ProFund Advisors LLC	1.68%	16.49%	10.47%	4.49%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P 500® Index.	ProFund VP Bear* ProFund Advisors LLC	1.68%	-25.61%	-15.71%	-15.14%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Biotechnology℠ Index.	ProFund VP Biotechnology* ProFund Advisors LLC	1.67%	15.38%	5.35%	15.95%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index.	ProFund VP Bull* ProFund Advisors LLC	1.68%	16.03%	12.93%	11.66%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer Goods℠ Index.	ProFund VP Consumer Goods* ProFund Advisors LLC	1.68%	31.05%	10.98%	11.40%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer Services℠ Index.	ProFund VP Consumer Services* ProFund Advisors LLC	1.68%	28.34%	14.69%	15.46%
Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index.	ProFund VP Europe 30* ProFund Advisors LLC	1.68%	-9.23%	3.45%	2.23%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Financials℠ Index.	ProFund VP Financials* ProFund Advisors LLC	1.68%	-1.77%	9.33%	9.45%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Health Care℠ Index.	ProFund VP Health Care* ProFund Advisors LLC	1.68%	14.44%	10.60%	14.53%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Industrials℠ Index.	ProFund VP Industrials* ProFund Advisors LLC	1.68%	16.76%	13.84%	11.85%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Internet Composite℠ Index.	ProFund VP Internet* ProFund Advisors LLC	1.68%	50.82%	21.81%	18.63%
Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average.	ProFund VP Japan* ProFund Advisors LLC	1.68%	15.93%	7.89%	9.02%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index.	ProFund VP Large-Cap Growth* ProFund Advisors LLC	1.68%	30.93%	16.86%	14.51%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index.	ProFund VP Large-Cap Value* ProFund Advisors LLC	1.68%	-0.06%	8.70%	8.99%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Growth Index.	ProFund VP Mid-Cap Growth* ProFund Advisors LLC	1.68%	20.90%	12.04%	10.61%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Value Index.	ProFund VP Mid-Cap Value* ProFund Advisors LLC	1.68%	2.30%	8.64%	8.52%
Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100® Index.	ProFund VP NASDAQ-100* ProFund Advisors LLC	1.68%	45.57%	21.79%	18.22%
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Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil & Gas℠ Index.	ProFund VP Oil & Gas* ProFund Advisors LLC	1.68%	-34.46%	-7.36%	-4.85%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select Pharmaceuticals℠ Index.	ProFund VP Pharmaceuticals* ProFund Advisors LLC	1.68%	12.51%	5.04%	10.55%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious Metals℠ Index.	ProFund VP Precious Metals* ProFund Advisors LLC	1.68%	24.10%	20.79%	-5.58%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Real Estate℠ Index.	ProFund VP Real Estate* ProFund Advisors LLC	1.68%	-6.29%	5.05%	7.02%
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond.	ProFund VP Rising Rates Opportunity* ProFund Advisors LLC	1.68%	-26.70%	-12.03%	-13.12%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Semiconductors℠ Index.	ProFund VP Semiconductor* ProFund Advisors LLC	1.68%	44.85%	27.51%	18.40%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P MidCap 400® Index.	ProFund VP Short Mid-Cap* ProFund Advisors LLC	1.68%	-26.65%	-15.29%	-14.79%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the NASDAQ-100® Index.	ProFund VP Short NASDAQ-100* ProFund Advisors LLC	1.68%	-42.77%	-23.11%	-20.83%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Russell 2000® Index.	ProFund VP Short Small-Cap* ProFund Advisors LLC	1.68%	-31.96%	-16.73%	-15.64%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Growth Index®.	ProFund VP Small-Cap Growth* ProFund Advisors LLC	1.68%	17.39%	12.35%	11.46%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index.	ProFund VP Small-Cap Value* ProFund Advisors LLC	1.68%	1.06%	8.46%	8.37%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Technology℠ Index.	ProFund VP Technology* ProFund Advisors LLC	1.65%	44.80%	25.55%	17.78%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select Telecommunications℠ Index.	ProFund VP Telecommunications* ProFund Advisors LLC	1.68%	3.15%	3.66%	4.98%
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily movement of the most recently issued 30-year U.S. Treasury bond.	ProFund VP U.S. Government Plus* ProFund Advisors LLC	1.38%	20.69%	8.05%	8.31%
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P 500® Index.	ProFund VP UltraBull* ProFund Advisors LLC	1.68%	19.83%	22.09%	20.94%
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P MidCap 400®.	ProFund VP UltraMid-Cap* ProFund Advisors LLC	1.68%	5.22%	15.14%	15.26%
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ-100® Index.	ProFund VP UltraNASDAQ-100* ProFund Advisors LLC	1.68%	86.30%	40.78%	35.06%
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Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index.	ProFund VP UltraSmall-Cap* ProFund Advisors LLC	1.68%	16.39%	16.96%	14.69%
Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Utilities℠ Index.	ProFund VP Utilities* ProFund Advisors LLC	1.68%	-2.40%	9.45%	9.45%
Seeks long-term growth of capital.	2PSF International Growth Portfolio – Class I (formerly PSF SP International Growth Portfolio – Class I)* Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC	1.01%	32.11%	14.83%	9.19%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Rydex Variable Trust - Inverse S&P 500® Strategy Fund* Guggenheim Investments	1.92%	-25.02%	-15.26%	-14.94%
Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The fund’s current benchmark is the NASDAQ-100 Index®.	Rydex Variable Trust – NASDAQ-100® Fund* Guggenheim Investments	1.80%	44.96%	22.04%	18.64%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 150% of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Rydex Variable Trust – Nova Fund* Guggenheim Investments	1.77%	20.03%	18.95%	17.57%
Seeks long-term capital appreciation.	Wells Fargo VT International Equity Fund - Class 1* Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor	0.69%	4.89%	5.36%	4.11%
Seeks long-term capital appreciation.	Wells Fargo VT Omega Growth Fund - Class 1* Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor	0.75%	43.41%	21.91%	16.40%
Seeks long-term capital appreciation.	Wells Fargo VT Opportunity Fund℠ - Class 1* Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor	0.75%	21.32%	15.12%	12.05%
Seeks long-term capital appreciation.	Wells Fargo VT Small Cap Growth Fund - Class 1* Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor	0.93%	58.09%	22.35%	15.11%
1 Effective April 26, 2021, this Portfolio is closed to new investments except from contract owners that had contract value transferred into this Portfolio on April 26, 2021 as the result of a fund merger.
2 These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond portfolio Sub-account (those AST bond portfolios are not available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:
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(a) a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;
(b) the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c) a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.
The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.
* See important information below regarding certain portfolios. This information includes annual expenses that reflect temporary fee reductions.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series I shares)
Invesco Advisers, Inc. (“Invesco” or the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I shares to 0.80% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2022. During its terms, the fee waiver agreement cannot be terminated or amended to increase the expense limit without approval of the Board of Trustees.

AST Academic Strategies Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.0242% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees

AST AllianzGI World Trends Portfolio
The Manager has contractually agreed to waive 0.047% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio
The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio
The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Fidelity Institutional AM® Quantitative Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)
The Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Hotchkis & Wiley Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.91% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.060% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Global Equity Portfolio
The Manager has contractually agreed to waive 0.0067% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

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AST MFS Growth Portfolio
The Manager has contractually agreed to waive 0.0185% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)
The Manager has contractually agreed to waive 0.0051% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.000% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.0101% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.0373% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2022. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.0128% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Natural Resources Portfolio
The Manager has contractually agreed to waive 0.0152% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Hedged Equity Portfolio
The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

NVIT Emerging Markets Fund – Class D
Nationwide Variable Insurance Trust (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract waiving 0.05% of the management fee to which the Adviser would otherwise be entitled until April 30, 2022. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.

ProFund Access VP High Yield
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Asia 30
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Banks
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Basic Materials
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Bear
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

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ProFund VP Biotechnology
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Bull
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Consumer Goods
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Consumer Services
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Europe 30
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Financials
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Health Care
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Industrials
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Internet
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Japan
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

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ProFund VP Large-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Large-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Mid-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Mid-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP NASDAQ-100
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Oil & Gas
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Pharmaceuticals
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Precious Metals
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Real Estate
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

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ProFund VP Rising Rates Opportunity
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Semiconductor
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Short Mid-Cap
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Short NASDAQ-100
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Short Small-Cap
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Small-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Small-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Technology
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Telecommunications
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

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ProFund VP U.S. Government Plus
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.38% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP UltraBull
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP UltraMid-Cap
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP UltraNASDAQ-100
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP UltraSmall-Cap
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Utilities
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

PSF International Growth Portfolio – Class I (formerly PSF SP International Growth Portfolio – Class I)
The Manager has contractually agreed to waive 0.019% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.01% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees

Rydex Variable Trust - Inverse S&P 500® Strategy Fund
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through May 1, 2022, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.

Rydex Variable Trust – NASDAQ-100® Fund
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through May 1, 2022, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.

Rydex Variable Trust – Nova Fund
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through May 1, 2022, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.

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Wells Fargo VT International Equity Fund - Class 1
 The Manager has committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.69% for Class 1 and 0.94% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo VT Omega Growth Fund - Class 1
The Manager has committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo VT Opportunity Fund℠ - Class 1
The Manager has committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo VT Small Cap Growth Fund - Class 1
The Manager has committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.95% for Class 1 and 1.20% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).
Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P., may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-advisory services provided to the Portfolio.

PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST).  AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST.

PGIM Investments LLC manages each of the portfolios of the Prudential Series Fund (PSF).
PGIM Real Estate is a business unit of PGIM, Inc.
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APPENDIX B - SALE OF THE CONTRACTS TO RESIDENTS OF THE STATE OF NEW YORK
Some of the provisions of the Annuity are different for contracts offered to residents of the State of New York.

Summary of Contract Fees and Expenses

Contingent Deferred Sales Charge:

The CDSC schedule is as follows:

YEARS	1	2	3	4	5	6	7	8+
CHARGE (%)	7	6	5	4	3	2	1	0

Purchasing Your Annuity

Owner, Annuitant and Beneficiary Designations: The designation of Contingent Participant is not allowed on the Annuity Date.

Managing Your Annuity

"May I Change the Owner, Annuitant and Beneficiary Designations?": The following condition has been removed :
▪ A new Annuitant subsequent to the Annuity Date if the annuity option selected includes a life contingency.

"May I Return the Annuity if I Change My Mind?": T he "free-look" period is within 21 days of receipt of the Annuity and within 10 days of receipt for IRAs. The amount to be refunded is the Account Value in the Sub-accounts plus the Interim Value of the Fixed Allocations and for IRAs the amount to be refunded is the greater of Premium or Account Value.

Managing Your Account Value

"Are There Restrictions or Charges on Transfers Between Investment Options?":

A specific authorization form MUST be completed which authorizes us to accept transfers via phone or through means such as electronic mail.

"Do You Offer Dollar Cost Averaging?": You must have a minimum Account Value of at least $20,000 to enroll in a Dollar Cost Averaging program.

"Do You Offer any Automatic Rebalancing Programs?": You must have a minimum Account Value of at least $20,000 to enroll in automatic rebalancing.

"How Does the Market Value Adjustment Work?": The definitions changed in this section are as follows:

▪ "J": is the interest rate for your class of annuities being credited to new Fixed Allocations with Guarantee Period durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation’s Guarantee Period) remaining in the Fixed Allocation’s Guarantee Period.

▪ "N": is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in the Fixed Allocation’s Guarantee Period.

"What Happens When My Guarantee Period Matures?": We will notify you of the Guarantee Periods available as of the date of such notice, at least 45 days and not more than 60 days prior to the Maturity Date. No Market Value Adjustment applies to any amounts allocated to a particular Fixed Allocation if you withdraw all or part of the Account Value in such Fixed Allocation within 30 days of maturity. If you are age 55 or older you may invest in a Fixed Allocation with a Guarantee Period of five years or less.

Prudential Annuities' Performance Advantage

This benefit was never available to residents of the State of New York.

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Access To Account Value

"How Much Can I Withdraw as a Charge Free Withdrawal?": The Minimum Distribution provision is only available for annuities issued under Section 403(b) of the IRS Code or for IRA’s where Minimum Distributions are required. Minimum Distributions are not available for any other contracts.

"What is a Medically-Related Surrender and How Do I Qualify?": This section is deleted in its entirety.

"What Types of Annuity Payment Options are Available Upon Annuitization?": The Annuity Date may not exceed the first day of the calendar month following the Annuitant’s 90 th birthday. Additionally, the minimum annuity payment allowed is $20 per month.

Death Benefit

The Optional Death Benefits described in the Prospectus are not offered in the State of New York. However, effective as of March 12, 2001, the Highest Anniversary Value Optional Death Benefit described below is available to new purchasers of the Annuity who are residents of the State of New York.

If the Annuity has one Owner, the Owner must be age 80 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Highest Anniversary Value Death Benefit

▪ The Death Benefit Target Date is the contract anniversary on or after the 80 th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

▪ The Highest Anniversary Value equals the highest of all previous "Anniversary Values" on or before the earlier of the Owner’s date of death and the "Death Benefit Target Date".

▪ The Anniversary Value is the Account Value as each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary. The Anniversary Value on the Issue Date is equal to your Purchase Payment.

▪ A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Highest Anniversary Value Death Benefit
The Highest Anniversary Value Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date , the Death Benefit equals the greatest of:

1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no Market Value Adjustment) as of the date we receive in writing "due proof of death"; and
2. the "Highest Anniversary Value" on or immediately preceding the Owner’s date of death.

    The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any Proportional Reductions since such date.

If the Owner dies on or after the Death Benefit Target Date , the Death Benefit equals the greater of:

1. the Account Value as of the date we receive in writing "due proof of death" (a Market Value Adjustment may be applicable to amounts in any Fixed Allocations); and
2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

Charges for Highest Anniversary Value Death Benefit
If you purchase the Highest Anniversary Value Optional Death Benefit, an annual charge of 0.15% is deducted from your Annuity’s Account Value. The charge will be based on the current Death Benefit under the Highest Anniversary Value Optional Death Benefit as of the date the charge is
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deducted minus the Interim Value of any Fixed Allocations. The charge is deducted in addition to the Insurance Charge. The charge is deducted in arrears on each anniversary of the Issue Date of the Annuity or, if you terminate the Optional Death Benefit or surrender your Annuity, on the date the termination or surrender is effective.

PRUDENTIAL ANNUITIES' ANNUITY REWARDS

This benefit is not available to residents of the State of New York.

Valuing Your Investment

The following section is added:

Deferral of Transactions: If we defer a distribution or transfer from any Fixed Allocation or any fixed annuity payment for more than 10 days, we pay interest using our then current crediting rate for this purpose, which is not less than 3% per year on the amount deferred.

General Information

Separate Account B: We reserve the right to add Sub-accounts, eliminate Sub-accounts, to combine Sub-accounts, or to substitute underlying mutual funds or portfolios of underlying mutual funds. In addition to obtaining prior approval from the insurance department of our state of domicile before making such a substitution, deletion or addition, any such changes are subject to the approval of the Superintendent of Insurance for the State of New York.

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APPENDIX C - PLUS 40™ OPTIONAL LIFE INSURANCE RIDER
Prudential Annuities' Plus40 ™ Optional Life Insurance Rider was offered, in those states where approved, between September 17, 2001 and May 1, 2003. The description below of the Plus40 ™ benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40 ™ benefit.

The life insurance coverage provided under the Plus40 ™ Optional Life Insurance Rider ("Plus40 ™ rider" or the "Rider") is supported by Prudential Annuities' general account and is not subject to, or registered as a security under, either the Securities Act of 1933 or the Investment Company Act of 1940. Information about the Plus40 ™ rider is included as an Appendix to this Prospectus to help you understand the Rider and the relationship between the Rider and the value of your Annuity. It is also included because you can elect to pay for the Rider with taxable withdrawals from your Annuity. The staff of the Securities and Exchange Commission has not reviewed this information. However, the information may be subject to certain generally applicable provisions of the Federal securities laws regarding accuracy and completeness.

The income tax-free life insurance payable to your Beneficiary(ies) under the Plus40 ™ rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death, subject to certain adjustments, restrictions and limitations described below.

Eligibility
The Plus40 ™ rider may be purchased as a rider on your Annuity. The Rider must cover those persons upon whose death the Annuity's death benefit becomes payable - the Annuity's owner or owners, or the Annuitant (in the case of an entity owned Annuity). If the Annuity has two Owners, the Rider's death benefit is payable upon the first death of such persons. If the Annuity is owned by an entity, the Rider’s death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

The minimum allowable age to purchase the Plus40 ™ rider is 40; the maximum allowable age is 75. If the Rider is purchased on two lives, both persons must meet the age eligibility requirements. The Plus40 ™ rider is not available to purchasers who use their Annuity as a funding vehicle for a Tax Sheltered Annuity (or 403(b)) or as a funding vehicle for a qualified plan under Section 401 of the Internal Revenue Code ("Code").

Adjustments, Restrictions & Limitations
▪ If you die during the first 24 months following the effective date of the Plus40 ™ rider (generally, the Issue Date of your Annuity), the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect. While we will return the charges you have paid during the applicable period as the death benefit, your Beneficiary(ies) will receive no additional life insurance benefit from the Plus40 ™ rider if you die within 24 months of its effective date.

▪ If you make a Purchase Payment within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Purchase Payment(s). If we reduce the death benefit payable under the Plus40 ™ rider based on this provision, we will return 50% of any charges paid for the Rider based on those Purchase Payments as an additional amount included in the death benefit under the Rider.

▪ If we apply Credits to your Annuity based on Purchase Payments, such Credits are treated as Account Value for purposes of determining the death benefit payable under the Plus40 ™ rider. However, if Credits were applied to Purchase Payments made within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Credits. If we reduce the death benefit payable under the Plus40 ™ rider based on this provision, we will return 50% of any charges paid for the Rider based on such Credits as an additional amount included in the death benefit under the Rider.

▪ If you become terminally ill (as defined in the Rider) and elect to receive a portion of the Plus40 ™ rider's death benefit under the Accelerated Death Benefit provision, the amount that will be payable under the Rider upon your death will be reduced. Please refer to the Accelerated Death Benefit provision described below.

▪ If charges for the Plus40 ™ rider are due and are unpaid as of the date the death benefit is being determined, such charges will be deducted from the amount paid to your Beneficiary(ies).

▪ If the age of any person covered under the Plus40 ™ rider is misstated, we will adjust any coverage under the Rider to conform to the facts. For example, if, due to the misstatement, we overcharged you for coverage under the Rider, we will add any additional charges paid to the amount payable to your Beneficiary(ies). If, due to the misstatement, we undercharged you for coverage under the Rider, we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

▪ On or after an Owner reaches the expiry date of the Rider (the anniversary of the Annuity's Issue Date on or immediately after the 95 th birthday), coverage will terminate. No charge will be made for an Owner following the expiry date. If there are two Owners, the expiry date applies separately to each Owner; therefore, coverage may continue for one Owner and terminate as to the other Owner.
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Maximum Benefit
The Plus40 ™ rider is subject to a Maximum Death Benefit Amount based on the Purchase Payments applied to your Annuity. The Plus40 ™ rider may also be subject to a Per Life Maximum Benefit that is based on all amounts paid under any annuity contract we issue to you under which you have elected the Plus40 ™ rider or similar life insurance coverage.

▪ The Maximum Death Benefit Amount is 100% of the Purchase Payments increasing at 5% per year following the date each Purchase Payment is applied to the Annuity until the date of death. If Purchase Payments are applied to the Annuity within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

▪ The Per Life Maximum Benefit applies to Purchase Payments applied to any such annuity contracts more than 24 months from the date of death that exceed $1,000,000. If you make Purchase Payments in excess of $1,000,000, we will reduce the aggregate death benefit payable under all Plus40 ™ riders, or similar riders issued by us, based on the combined amount of Purchase Payments in excess of $1,000,000 multiplied by 40%. If the Per Life Maximum Benefit applies, we will reduce the amount payable under each applicable Plus40 ™ rider on a proportional basis. If the Per Life Maximum Benefit applies upon your death, we will return any excess charges that you paid on the portion of your Account Value on which no benefit is payable. The Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

Accelerated Death Benefit Provision
If you become terminally ill, you may request that a portion of the death benefit payable under the Plus40 ™ rider be prepaid instead of being paid to your Beneficiary(ies) upon your death. Subject to our requirements and where allowed by law, we will make a one time, lump sum payment. Our requirements include proof satisfactory to us, in writing, of terminal illness after the Rider's Effective Date.

The maximum we will pay, before any reduction, is the lesser of 50% of the Rider's death benefit or $100,000. If you elect to accelerate payment of a portion of the death benefit under the Plus40 ™ rider, the amount of the remaining death benefit is reduced by the prepaid amount accumulating at an annualized interest rate of 6.0%. Eligibility for an accelerated payout of a portion of your Plus40 ™ rider death benefit may be more restrictive than any medically-related surrender provision that may be applicable to you under the Annuity.

Charges for the Plus40 ™ Rider
The Plus40 ™ rider has a current charge and a guaranteed maximum charge. The current charge for the Plus40 ™ rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity. The applicable percentages differ based on the attained age, last birthday of the Owner(s) or Annuitant (in the case of an entity owned Annuity) as of the date the charge is due. We reserve the right to change the current charge, at any time, subject to regulatory approval where required. If there are two Owners, we calculate the current charge that applies to each Owner individually and deduct the combined amount as the charge for the Rider. There is no charge based on a person's life after coverage expires as to that person. However, a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

Attained Age	Percentage of Account Value
Age 40-75.80%
Age 76-80	1.60%
Age 81-85	3.20%
Age 86-90	4.80%
Age 91	6.50%
Age 92	7.50%
Age 93	8.50%
Age 94	9.50%
Age 95	10.50%

The charge for the Plus40 ™ rider may also be subject to a guaranteed maximum charge that will apply if the current charge, when applied to the Account Value, exceeds the guaranteed maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.

We determine the charge for the Rider annually, in arrears. We deduct the charge: (1) upon your death; (2) on each anniversary of the Issue Date; (3) on the date that you begin receiving annuity payments; (4) if you surrender your Annuity other than a medically-related surrender; or (5) if you choose to terminate the Rider. If the Rider terminates for any of the preceding reasons on a date other than the anniversary of the Annuity's Issue Date, the charge will be prorated. During the first year after the Annuity's Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.

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You can elect to pay the annual charge through a redemption from your Annuity's Account Value or through funds other than those within the Annuity. If you do not elect a method of payment, we will automatically deduct the annual charge from your Annuity's Account Value. The manner in which you elect to pay for the Rider may have tax implications.

▪ If you elect to pay the charge through a redemption of your Annuity's Account Value, the withdrawal will be treated as a taxable distribution, and will generally be subject to ordinary income tax on the amount of any investment gain withdrawn. If you are under the age of 59½, the distribution may also be subject to a 10% additional tax on any gain withdrawn, in addition to ordinary income taxes. We first deduct the amount of the charge on a proportional basis from the Account Value in the variable investment options. We only deduct the charge on a proportional basis from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge.

▪ If you elect to pay the charge through funds other than those from your Annuity, we require that payment be made electronically in U.S. currency through a U.S. financial institution. If you elect to pay the charge through electronic transfer of funds and payment has not been received within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

Termination
You can terminate the Plus40 ™ rider at any time. Upon termination, you will be required to pay, on a proportional basis, a portion of the annual charge for the Rider. The Plus40 ™ rider will terminate automatically on the date your Account Value is applied to begin receiving annuity payments, on the date you surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date. We may also terminate the Plus40 ™ rider, if necessary, to comply with our interpretation of the Code and applicable regulations. Once terminated, you may not reinstate your coverage under the Plus40 ™ rider.

Changes in Annuity Designations
Changes in ownership and annuitant designations under the Annuity may result in changes in eligibility and charges under the Plus40 ™ rider. These changes may include termination of the Rider. Please refer to the Rider for specific details.

Spousal Assumption
A spousal beneficiary may elect to assume ownership of the Annuity instead of taking the Annuity's Death Benefit. However, regardless of whether a spousal beneficiary assumes ownership of the Annuity, the death benefit under the Plus40 ™ rider will be paid despite the fact that the Annuity will continue . The spousal beneficiary can apply the death benefit proceeds under the Plus40 ™ rider to the Annuity as a new Purchase Payment, can purchase a new annuity contract or use the death benefit proceeds for any other purpose. Certain restrictions may apply to an Annuity that is used as a qualified investment. Spousal beneficiaries may also be eligible to purchase the Plus40 ™ rider, in which case the Annuity's Account Value, as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

Tax Consideration
The Plus40 ™ rider was designed to qualify as a life insurance contract under the Code. As life insurance, under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

If your Annuity is being used as an Individual Retirement Annuity (IRA), we consider the Plus40 ™ rider to be outside of your IRA, since premium for the Rider is paid for either with funds outside of your Annuity or with withdrawals previously subject to tax and any applicable tax penalty.

We believe payments under the accelerated payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free payments. To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally ill, or any other applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.
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APPENDIX D - DESCRIPTION AND CALCULATION OF THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT AND THE GUARANTEED MINIMUM DEATH BENEFIT
If you purchased your Annuity before November 18, 2002 and were not a resident of the State of New York, the optional Enhanced Beneficiary Protection and Guaranteed Minimum Death Benefits are as follows:

Enhanced Beneficiary Protection Optional Death Benefit

The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1. the basic Death Benefit described above

PLUS

2.    50% of the " Death Benefit Amount " less Purchase Payments reduced by proportional withdrawals.

" Proportional withdrawals " are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

"Death Benefit Amount" includes your Account Value and any amounts added to your Account Value under the basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 50% of all Purchase Payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit.

NOTE: You may not elect the Enhanced Beneficiary Protection Optional Death Benefit if you have elected any other Optional Death Benefit.

Guaranteed Minimum Death Benefit
If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Guaranteed Minimum Death Benefit

▪ The Death Benefit Target Date is the contract anniversary on or after the 80 th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

▪ The Highest Anniversary Value equals the highest of all previous "Anniversary Values" on or before the earlier of the Owner’s date of death and the "Death Benefit Target Date".

▪ The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

▪ A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a

20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date , the Death Benefit equals the greatest of:

1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no Market Value Adjustment) as of the date we receive in writing "due proof of death"; and
2. the sum of all Purchase Payments minus the sum of all Proportional Reductions, each increasing daily until the Owner’s date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner’s date of death; and
3. the "Highest Anniversary Value" on or immediately preceding the Owner’s date of death.

    The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any Proportional Reductions since such date.

If the Owner dies on or after the Death Benefit Target Date , the Death Benefit equals the greater of:

1. the Account Value as of the date we receive in writing "due proof of death" (a Market Value Adjustment may be applicable to amounts in any Fixed Allocations); and
2. the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

Annuities with joint Owners
For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay, on a proportional basis, a portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We may deduct a maximum charge equal to 0.75% and 0.55% per year if you elect the Enhanced Beneficiary Protection Death Benefit and the Guaranteed Minimum Death Benefit respectively. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:
1. on each anniversary of the Issue Date;
2. when Account Value is transferred to our general account prior to the Annuity Date;
3. if you surrender your Annuity; and
4. if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only).

If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first deduct the amount of the charge on a proportional basis from the Account Value in the variable investment options. We only deduct the charge on a proportional basis from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity’s Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

ADDITIONAL CALCULATIONS
Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner’s death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.
Example with sub-account increase
Assume that the Owner’s Account Value has been increasing due to positive sub-account performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.
Purchase Payments =     $50,000
Account Value =        $75,000
Basic Death Benefit =     $75,000
Death Benefit Amount =     $75,000 - $50,000 = $25,000
Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =    $75,000 + $12,500 = $87,500
Examples with sub-account decline
Assume that the Owner’s Account Value has been decreasing due to declines in sub-account performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.
Purchase Payments =     $50,000
Account Value =        $40,000
Basic Death Benefit =     $50,000
Death Benefit Amount =     $50,000 - $50,000 = $0
Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =    $50,000 + $0 = $50,000
In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.
Examples of Guaranteed Minimum Death Benefit Calculation
The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner’s death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.
Example of sub-account increase
Assume that the Owner’s Account Value has generally been increasing due to positive sub-account performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).
Example of sub-account decrease
Assume that the Owner’s Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).
Example of sub-account increase followed by decrease
Assume that the Owner’s Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

APPENDIX E – FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT
We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter this pre-determined mathematical formula.

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
▪ AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)
▪ V is the current Account Value of the elected Sub-accounts of the Annuity
▪ F is the current Account Value of the Fixed Allocations
▪ G is the Principal Value of the guarantee
▪ t is the number of whole and partial years between the current Valuation Day and the maturity date.
▪ t i is the number of whole and partial years between the next Valuation Day (i.e., the Valuation Day immediately following the current Valuation Day) and the maturity date.
▪ r is the fixed rate associated with Fixed Allocations of length t (t 1 is rounded to the next highest whole number to determine this rate) as of the current Valuation Day.
▪ r i is the fixed rate associated with Fixed Allocations of length t 1 (t 1 is rounded to the next highest whole number to determine this rate) as of the next Valuation Day.
▪ M is the total maturity value of all Fixed Allocations, i.e., the total value that the Fixed Allocations will have on the maturity date of the guarantee if no subsequent transactions occur.
The formula determines, on each Valuation Day, when a transfer is required.
The formula begins by determining a “cushion”, D:

D	=	1 – [(G – M) / (1 + r)ti] / V
Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:
A transfer into the Fixed Allocations will occur if D < 0.20, V > 0, and V > 0.02 * AV.
The transfer amount is calculated by the following formula:

T	=	MIN(V, (V * (0.75 * (1 + ri)ti – G + M) / (0.75 * (1 + ri)ti – (1 + r)t)))
A transfer from the Fixed Allocations to the Sub-accounts will occur if D > 0.30 and F > 0.
The transfer amount is calculated by the following formula:

T	=	MIN(F, (V * (0.75 * (1 + ri)ti – G + M) / ((1 + r)[t] – 0.75 * (1 + ri)ti)))

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APPENDIX F – FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT
We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter the formula.

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
▪ AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)
▪ V is the current Account Value of the elected Sub-accounts of the Annuity
▪ F is the current Account Value of the Fixed Allocations
For each guarantee provided under the program,
▪ G i is the Principal Value of the guarantee
▪ t i is the number of whole and partial years until the maturity date of the guarantee.
▪ r i is the current fixed rate associated with Fixed Allocations of length t i (t i is rounded to the next highest integer to determine this rate).
The formula determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each guarantee the value (L i ) that, if appreciated at the current fixed rate, would equal the Principal Value on the applicable maturity date. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + ri)ti
Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:
A transfer into the Fixed Allocations will occur if L > (AV – 0.2 * V), and V > 0.
The transfer amount is calculated by the following formula:

T	=	MIN(V, (V – (1 / 0.23) * (AV – L)))
A transfer from the Fixed Allocations to the Sub-accounts will occur if L < (AV – 0.26 * V), and F > 0.
The transfer amount is calculated by the following formula:

T	=	MIN(F, ((1 / 0.23) * (AV – L) – V))

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APPENDIX G – ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAM
PROGRAM RULES
▪ Prior to December 5, 2005, you could elect an asset allocation program where the Sub-accounts for each asset class in each model portfolio were designated based on an evaluation of available Sub-accounts. Effective December 5, 2005, you can no longer enroll in an asset allocation program, but you will be permitted to remain in the program if you enrolled prior to the date. These program Rules reflect how the asset allocation program will be administered as of December 5, 2005 for those Owners who have chosen to remain in their program. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

HOW THE ASSET ALLOCATION PROGRAM WORKS
▪ Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you previously chose. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You will not be permitted to change from one model portfolio to another. Upon each rebalance, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.
▪ Additional Purchase Payments : Unless otherwise requested, any additional purchase payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you chose. Allocation of additional purchase payments outside of your model portfolio but into a Sub-account will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.
▪ Rebalancing Your Model Portfolio : Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or had later been modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note – Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.
▪ Sub-account Changes Within the Model Portfolios: From time to time there may be a change in a Sub-account within your model portfolio. Unless directed by you or your financial professional to reallocate to the new Sub-account, rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity. If the Sub-account is no longer available we will notify you. If you do not consent to the new Sub-account, your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under “Termination or Modification of the Asset Allocation Program” will apply.
▪ Owner Changes in Choice of Model Portfolio : You may not change from the model portfolio that you have elected to any other model portfolio.

TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:
▪ You may request to terminate your asset allocation program at any time. Once you terminate your asset allocation program, you will not be permitted to re-enroll in the program. Any termination will be effective on the date that Prudential Annuities receives your termination request in good order. If you are enrolled in certain optional benefits, termination of your asset allocation program must coincide with (i) the enrollment in a then currently available and approved asset allocation program or other approved option, or (ii) the allocation of your entire account value to the then required investment option(s) available with these benefits. However, if you are enrolled in certain optional benefits, you may terminate the benefit in order to then terminate your asset allocation program. Prudential Annuities reserves the right to terminate or modify the asset allocation program at any time.

RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:
▪ You cannot participate in automatic rebalancing or a DCA program while enrolled in an asset allocation program and Systematic Withdrawals can only be made as flat dollar amounts.

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This prospectus describes the important features of the Annuity and provides information about Prudential Annuities Life Assurance Corporation (“Prudential Annuities”, “PALAC”, “we”, “our” or “us”) and Prudential Annuities Life Assurance Corporation Variable Account B (Separate Account).
We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (SAI) that includes additional information about the Annuity, PALAC and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity, or to make other investor inquiries, please call 1-888-PRU-2888. The SAI is also available at our website, https://www.prudential.com/personal/annuities/annuity-prospectuses .
We file periodic reports and other information about the Annuity and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Edgar Contract Identifier: C000003475                                        ASAPIIPROS

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

Edgar Contract Identifier: C000003475                                        ASAPIIPROS

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
Prudential Annuities Life Assurance Corporation Variable Account B
A Prudential Financial Company
One Corporate Drive, Shelton, Connecticut 06484

HARVESTER VARIABLE ANNUITY
This Prospectus describes the Harvester Variable Annuity, a flexible premium deferred annuity (the “Annuity”), offered by Prudential Annuities Life Assurance Corporation, formerly named American Skandia Life Assurance Corporation (“Prudential Annuities”, “PALAC”, “we”, “our” or “us”). The Annuity provides for the potential accumulation of retirement savings and retirement income through annuitization. The Annuity is intended for retirement or other long-term investment purposes. This prospectus describes all material rights and obligations of Annuity owners under the Annuity contracts.
If you are receiving this prospectus, it is because you currently own the Annuity. The Annuity is no longer offered for new sales. Please read this prospectus and retain it for future reference.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), paper copies of the annual and semi-annual shareholder reports for Portfolios available under your Annuity will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolios electronically anytime at our website www.prudential.com/personal/annuities/annuity/annuity-prospectuses . You may elect to receive all future reports in paper free of charge by calling 1-888-PRU-2888.
In compliance with U.S. law, Prudential Annuities delivers this prospectus to Annuity Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Annuity Owners while outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value.
______________________________________________________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
 ______________________________________________________________________________________________________________________
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.
FOR FURTHER INFORMATION CALL 1-888-PRU-2888 OR VISIT: WWW.PRUDENTIAL.COM

Prospectus Dated: April 30, 2021	Statement of Additional Information Dated: April 30, 2021

EVAPROS

(i)

(ii)

GLOSSARY OF TERMS
Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

Account Value: The value of each allocation to a Sub-account or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC") and/or any Annual Maintenance Fee. The Account Value includes any additional amounts we applied to your Purchase Payments that we are entitled to recapture under certain circumstances. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.
Annuitization: The application of Account Value to one of the available annuity options for the Annuitant to begin receiving periodic payments for life, for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.
Annuity Date: The date you choose for annuity payments to commence. A maximum Annuity Date may apply.
Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.
Code: The Internal Revenue Code of 1986, as amended from time to time.
Co-Annuitant: The person shown on the contract data pages who becomes the Annuitant upon the death of the Annuitant before the Annuity Date. No Co-Annuitant may be designated if the Owner is a non-natural person.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Custodial Account: A trust or custodial account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
Fixed Allocation: An allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation period. Please see the separate prospectus covering the Market Value Adjusted Fixed Allocation Investment Option.
Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.
Interim Value: The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.
Issue Date: The effective date of your Annuity.
Market Value Adjustment : A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day other than the Maturity Date of such Fixed Allocation. Please see the separate prospectus covering the Market Value Adjusted Fixed Allocation Investment Option.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.
Portfolio: Any underlying mutual fund which may be selected as an investment option by the Owner. The terms “Fund” and “Portfolio” are used interchangeably. Some of the Portfolios use the term “Fund” and others use the term “Portfolio” in their respective prospectuses.
Separate Account: Prudential Annuities Life Assurance Corporation Variable Account B. The assets supporting your allocations to the variable investment options under the Annuity. Separate Account assets held in support of the Annuity are kept separate from all our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Sub-account: A division of the Separate Account. Each Sub-account invests in a particular Portfolio.
Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge, the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we are entitled to recapture upon surrender of your Annuity.
Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

1

KEY INFORMATION

Important Information You Should Consider About the Annuity
Fees and Expenses
Charges for Early Withdrawals	If you withdraw money from the Annuity within 7 years following your last premium payment, you may be assessed a surrender charge. The maximum surrender charge is 7.5% of the premium payment, and a surrender charge may be assessed up to 7 years after the last premium payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $7,500 on a $100,000 withdrawal.
For more information on early withdrawal charges, please refer to the "Fees and Charges" section of this prospectus.
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions. Charges may be applied to transfers (if more than 20 in an Annuity Year) or if state or local premium taxes are assessed.
For more information on transaction charges, please refer to the "Fees and Charges" section of this prospectus.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract	1.460%*	1.460%*
	Investment options	0.57%	1.32%
(Portfolio fees and expenses)
	Optional benefits available for an additional charge	0.25%*	0.75%*
(for a single optional benefit, if elected)
* Charge based on average daily assets allocated to the Sub-accounts.
Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Annuity, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost	Highest Annual Cost
	$2,044	$4,070
	Assumes:	Assumes:
	· Investment of $100,000	· Investment of $100,000
	· 5% annual appreciation	· 5% annual appreciation
	· Least expensive Portfolio fees and expenses	· Most expensive combination of optional benefits and Portfolio fees and expenses
	· No optional benefits	· No sales charges
	· No sales charges	· No additional purchase payments, transfers or withdrawals
· No additional purchase payments, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to the "Fee Table" section of this prospectus.
2

Risks
Risk of Loss	You can lose money by investing in the Annuity.
For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Not a Short-Term Investment	The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing purchase payments in the Annuity is consistent with the purpose for which the investment is being considered.
For more information on the short-term investment risks, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Risks Associated with Investment Options	An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Annuity, including the Fixed Allocations, each of which has its own unique risks. You should review the investment options before making an investment decision. The Fixed Allocations may be subject to a Market Value Adjustment, which can be negative, causing you to lose money.
For more information on the risks associated with investment options, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Insurance Company Risks	An investment in the Annuity is subject to the risks related to Prudential Annuities Life Assurance Corporation. Any obligations (including under any Fixed Allocation), guarantees, or benefits are subject to the claims-paying ability of Prudential Annuities Life Assurance Corporation. More information about Prudential Annuities Life Assurance Corporation is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on insurance company risks, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Restrictions
Investments	You may make twenty (20) free transfers between investment options each Annuity Year. After the twentieth transfer in each Annuity Year, we will charge $10 for each additional transfer.
If you select an optional benefit, your selection of investment options may be limited.
Prudential Annuities Life Assurance Corporation reserves the right to remove or substitute Portfolios as investment options.

We may impose limitations on an investment professional's or investment advisor's ability to request financial transactions on your behalf.
For more information on investment and transfer restrictions, please refer to the "Fees and Charges" section, "Appendix A", the "What are Separate Accounts?" section and the "May I Authorize My Investment Professional to Manage My Account?" section of this prospectus.

Optional Benefits	You may be able to obtain optional benefits, which may require additional charges. If you elect to purchase one or more optional benefits, we will deduct an additional charge on a daily or annual basis from your Account Value allocated to the Sub-accounts. The charge for each optional benefit is deducted in addition to the Insurance Charge due to the increased insurance risk associated with the optional benefits. Any withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
For more information on optional benefits under the Annuity, please refer to the "Benefits Available Under the Annuity" section of this prospectus.
Taxes
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to the 10% additional tax for distributions taken prior to age 59 1/2.

For more information on tax implications, please refer to "Tax Considerations" section of this prospectus.
Conflicts of Interest
Investment Professional Compensation
Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on your investment in the Annuity.

For more information on investment professional compensation, please refer to the "Who Distributes Annuities Offered by Prudential Annuities?" section of this prospectus.
Exchanges	Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Annuity is no longer sold.
For more information on exchanges, please refer to the "Who Distributes Annuities Offered by Prudential Annuities?" section of this prospectus.

3

OVERVIEW OF THE ANNUITY
The Annuity is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. This Annuity is a “flexible premium deferred annuity.” It is called “flexible premium” because you have considerable flexibility in the timing and amount of premium payments. Generally, investors “defer” receiving annuity payments until after an accumulation period. This Annuity may be appropriate for investors accumulating retirement savings on a tax deferred basis and would seek guaranteed income through an annuity payment option.
The Annuity also offers a basic Death Benefit that could protect your retirement savings if you die during a period of declining markets, depending on when you die. It also offers optional Death Benefits that provide enhanced levels of protection for your beneficiary(ies) for an additional charge. It may be used as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Roth IRA or Tax-Sheltered Annuity (or 403(b)). It may also be used as an investment vehicle for “non-qualified” investments. The Annuity allows you to invest your money in several variable investment options as well as in one or more fixed investment options.
We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options
The Annuity features two distinct phases-the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options. The variable investment options, each a Sub-account of the Separate Account, invest in an underlying Portfolio. The Fixed Allocation provides a fixed rate of return for a set period of time. Withdrawals during that period of time may be subject to a Market Value Adjustment, which can reduce your initial investment. Additional information about the Portfolios is provided in Appendix A to the prospectus.
During the payout period (after annuitization), you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis. After annuitization, the Death Benefits and optional benefits described in this prospectus will no longer apply.
You can withdraw a limited amount of money from your Annuity on an annual basis without any charges. Other product features allow you to access your Account Value at any time, although a charge may apply.
Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance chang e.
4

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Annuity, surrender or make withdrawals from the Annuity, or transfer Account Value between investment options. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the "Fees and Charges" section.

Transaction Expenses
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage of each purchase payment)[1]	7.5%
Transfer Fee[2]	$10
1. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period is measured from the date of each Purchase Payment.
2. You may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10 for each transfer after the twentieth in each Annuity Year.

The following Contingent Deferred Sales Charge percentages apply based on the year of the surrender or withdrawal:

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8+
7.5%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	—
The next table describes the maximum fees and expenses that you will pay each year during the time that you own the Annuity (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Annuity Expenses
Administrative Expenses[1] (assessed annually on the Annuity’s anniversary date or upon surrender)	Lesser of $30 or 2% of Account Value
Base Contract Expenses[2] (based on the average daily net assets of the Sub-accounts)	1.40%
Optional Benefits Expenses
Guaranteed Return Option (based on the average daily net assets of the Sub-accounts)	0.50%
Guaranteed Return Option Plus (based on the average daily net assets of the Sub-accounts)	0.50%
Enhanced Beneficiary Protection Death Benefit (based on the Account Value)	0.75%
Guaranteed Minimum Death Benefit (based on the current Death Benefit)	0.55%
1. The Administrative Expense is referred to as "Annual Maintenance Fee" elsewhere in this Prospectus.
2. The Base Contract Expense is referred to as the "Insurance Charge" elsewhere in this Prospectus.
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Annuity. A complete list of Portfolios available under the Annuity, including their annual expenses, may be found at Appendix A of this prospectus.

Annual Portfolio Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.57%	1.32%
Example
This Example is intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses.
The Example assumes that you invest $100,000 in the annuity contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
5

Harvester Variable Annuity with No Death Benefit
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your Annuity at the end of the applicable time period:	$11,570	$18,311	$24,690	$42,258	$10,820	$16,120	$21,138	$35,686
If you annuitize at the end of the applicable time period:	$4,070	$12,311	$20,690	$42,258	$3,320	$10,120	$17,138	$35,686
If you do not surrender your Annuity:	$4,070	$12,311	$20,690	$42,258	$3,320	$10,120	$17,138	$35,686

6

PRINCIPAL RISKS OF INVESTING IN THE ANNUITY
The risks identified below are the principal risks of investing in the Annuity. The Annuity may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options. You take all the investment risk for amounts allocated to one or more of the Sub-Accounts, which invest in Portfolios. If the Sub-Accounts you select increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolios in which your Sub-Accounts invest. We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.
Insurance Company Risk. No company other than PALAC has any legal responsibility to pay amounts that PALAC owes under the Annuity, including amounts allocated to the Fixed Allocations. You should look to the financial strength of PALAC for its claims-paying ability. PALAC is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect PALAC and our ability to conduct business and process transactions. Although PALAC has business continuity plans, it is possible that the plans may not operate as intended or required and that PALAC may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Possible Adverse Tax Consequences. The tax considerations associated with the Annuity vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Annuity, you should consult with a qualified tax adviser for complete information and advice. For example, distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to an 10% additional tax in addition to ordinary income taxes on any gain.
Possible Fees on Access to Account Value. We may apply fees if you access your Account Value during the accumulation period or surrender your Annuity. For example, in addition to possible tax consequences discussed above, you may incur fees for accessing your Account Value such as a Contingent Deferred Sales Charge, Annual Maintenance Fee, Tax Charge, and/or a charge for any optional benefits. In addition, we may assess a Market Value Adjustment for withdrawals from a Fixed Allocation.
Not a Short-Term Investment. The Annuity is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
Effect of Withdrawals on Benefits. If you have elected certain Optional Benefits, a withdrawal may reduce the amount of your Benefit on more than a dollar for dollar basis.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Annuity. An investment in the Annuity is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
7

INVESTMENT OPTIONS
WHAT ARE THE VARIABLE INVESTMENT OPTIONS?
Each variable investment option is a Sub-account that invests exclusively in a single Portfolio. Please refer to Appendix A for certain information regarding each Portfolio, including (i) its name, (ii) its type ( e.g. , money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses, and (v) performance. There is no guarantee that any underlying Portfolio will meet its investment objective. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. The prospectuses for the Portfolios can be found online at https://www.prudential.com/personal/annuities/annuity-prospectuses . You can also request this information at no cost by calling 1-888-PRU-2888.
WHAT ARE THE FIXED INVESTMENT OPTIONS?
We offer fixed investment options of different durations during the accumulation period. These “Fixed Allocations” earn a guaranteed fixed rate of interest for a specified period of time, called the “Guarantee Period.” In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a “Market Value Adjustment”. The Market Value Adjustment can either be positive or negative, depending on the rates that are currently being credited on Fixed Allocations. You may allocate Account Value to more than one Fixed Allocation at a time.
Please refer to the separate prospectus covering the Market Value Adjusted Fixed Allocation Investment Option for more information.
Fixed Allocations may not be available in all states. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call Prudential Annuities at 1-888-PRU-2888 to determine availability of Fixed Allocations in your state and for your annuity product.
The Market Value Adjusted Fixed Allocation Investment Option is registered with the SEC on a separate registration statement. That registration statement explains how the option works, including the Market Value Adjustment and how that can impact your allocation.
HOW DO THE FIXED INVESTMENT OPTIONS WORK?
The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-888-PRU-2888.
A Guarantee Period for a Fixed Allocation begins:
• when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
• upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
• when you “renew” a Fixed Allocation by electing a new Guarantee Period.
To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see “Do You Offer Dollar Cost Averaging?”) or a balanced investment program (see “Do you offer programs designed to guarantee a “Return of Premium” at a future date?”). The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.
Please see the separate prospectus for the Market Value Adjusted Fixed Allocation Investment Option for information on how the market value adjustment works. That registration statement explains how the option works, including the Market Value Adjustment and how that can impact your allocation.
HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally, the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts.
We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.
8

Please see the separate prospectus for the Market Value Adjusted Fixed Allocation Investment Option for information on how the market value adjustment works. That registration statement explains how the option works, including the Market Value Adjustment and how that can impact your allocation.
WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date. We will not charge a Market Value Adjustment if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options.
If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, it will be renewed for a Fixed Allocation of the same duration if then available.

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FEES AND CHARGES
WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a Contingent Deferred Sales Charge or CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the date we receive a Purchase Payment as Year 1. The amount of the CDSC applicable to each Purchase Payment decreases over time, measured from the date the Purchase Payment is applied. The CDSC percentages are shown below.

YEARS	1	2	3	4	5	6	7	8+
CHARGE (%)	7.5	7	6	5	4	3	2	0

Each Purchase Payment has its own CDSC period . When you make a withdrawal, we assume that the oldest Purchase Payment is being withdrawn first so that the lowest CDSC is deducted from the amount withdrawn. After seven (7) complete years from the date you make a Purchase Payment, no CDSC will be assessed if you withdraw or surrender that Purchase Payment. Under certain circumstances you can withdraw a limited amount of Account Value without paying a CDSC. This is referred to as a " Charge Free Withdrawal. " Charge Free Withdrawals are not treated as a withdrawal of Purchase Payments for purposes of calculating the CDSC on a subsequent withdrawal or surrender. Withdrawals of amounts greater than the maximum Charge Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC. For purposes of calculating the CDSC on a surrender or a partial withdrawal, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Charge Free Withdrawal provision or if your Account Value has declined in value due to negative sub-account performance.

We may waive the CDSC under certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Charge Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

Exceptions to the Contingent Deferred Sales Charge
We do not apply the CDSC provision on Annuities owned by a member of the designated class, including: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with Prudential Annuities Distributors, Incorporated; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h) above; and (j) the siblings of any such persons noted in (b) through (h) above.

You must notify us at the time you apply for an Annuity if you are a member of the designated class. Prudential Annuities is not responsible for monitoring whether you qualify as a member of the designated class. If you fail to inform us that you qualify as a member of the designated class, your Annuity will not be eligible for this exception to the CDSC.

Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a dollar cost averaging program when we count the twenty free transfers. Transfers made as part of a rebalancing, market timing or third party investment advisory service will be subject to the twenty-transfer limit. However, all transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs.

Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $30.00 or 2% of your Account Value invested in the variable investment options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase.
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Tax Charges: Several states and some municipalities charge premium taxes or similar taxes. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3.5%. We generally will deduct the amount of tax payable at the time the tax is imposed, but may also decide to deduct tax charges from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments.
COMPANY TAXES
We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.
WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?
Insurance Charge: We deduct an Insurance Charge daily against the average daily assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge (1.25%) and the Administration Charge (0.15%). The total charge is equal to 1.40% on an annual basis. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under the Annuity, including the Annuity’s basic death benefit that provides guaranteed benefits to your beneficiaries even if the sub-account declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under this Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.
Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual cost of providing the guaranteed insurance obligations under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering the Annuity. The Insurance Charge is deducted against your Annuity's Account Value and any increases or decreases in your Account Value based on sub-account fluctuations of the Sub-accounts. Any profit that Prudential Annuities may make on the Insurance Charge may include profits based on market appreciation of the Sub-account values.
The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.
Benefits Available Under the Annuity

For information about the benefits available under the Annuity and their corresponding charges, please refer to page 24 of this prospectus.
WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not assess any charges directly against the Portfolios. However, each Portfolio pays charges, fees and expenses, which are deducted daily by each Portfolio before it provides Prudential Annuities with the net asset value as of the close of business each day. More detailed information about fees and charges can be found in Appendix A to this prospectus and the prospectuses for the Portfolios.
WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also consider mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the variable investment options or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation. Please see the separate prospectus for the Market Value Adjusted Fixed Allocation Investment Option.
WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

In certain states a tax is due if and when you exercise your right to receive periodic annuity payments. The amount payable will depend on the applicable jurisdiction and on the annuity payment option you select. If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses.
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EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of the CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

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PURCHASING YOUR ANNUITY
Please note that these Annuities are no longer available for new sales.
WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?
Initial Purchase Payment : The minimum initial Purchase Payment was $1,000. However, if you decided to make payments under a systematic investment or “bank drafting” program, we accepted a lower initial Purchase Payment provided that, within the first Annuity Year, you made at least $1,000 in total Purchase Payments.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may have applied certain limitations and/or restrictions on the Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under the Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under the Annuity or restricting the Sub-accounts that are available. Other limitations and/or restrictions may apply.

Age Restrictions: There was no age restriction to purchase the Annuity. However, the basic Death Benefit provides greater protection for persons under age 90. The availability of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity.

Owner, Annuitant and Beneficiary Designations: On your Application, we asked you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

▪ Owner : The Owner(s) holds all rights under the Annuity. You may name more than one Owner in which case all ownership rights are held jointly. However, this Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
▪ Annuitant : The Annuitant is the person we agree to make annuity payments to and upon whose life we continue to make such payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. Where allowed by law, you may name one or more Contingent Annuitants. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.
▪ Beneficiary : The Beneficiary is the person(s) or entity you name to receive the death benefit. If no beneficiary is named the death benefit will be paid to you or your estate.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek tax advice on the income, estate and gift tax implications of your designations.

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MANAGING YOUR ANNUITY
MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner, Annuitant and Beneficiary designations. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
▪ a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
▪ a new Annuitant subsequent to the Annuity Date;
▪ for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;
▪ a change in Beneficiary if the Owner had previously made the designation irrevocable;
▪ a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors (if allowed by state law); and
▪ a new Annuitant for a contract issued to a grantor trust where the new Annuitant is not the grantor of the trust.
Unless prohibited by applicable State Law, we reserve the right to refuse a proposed change of Owner and/or Beneficiary, and a proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
▪ a company(ies) that issues or manages viatical or structured settlements;
▪ an institutional investment company;
▪ an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or
▪ a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse. Upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.
Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Code”) (or any successor Code section thereto) (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
Note that any division of your Annuity due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the nonowner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date
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of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled “Spousal Owners/Spousal Beneficiaries” for more information about how the Annuity can be continued by a Custodial Account.
MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
The Annuity includes a right to cancel period. This is often referred to as a “free-look.” Depending on the state in which you purchase your Annuity and, in some states, if you purchase the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, twenty-one (21) days or longer, measured from the time that you receive your Annuity. The Annuity is no longer sold.
MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

The minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in the Systematic Investment Program or a periodic purchase payment program. We will allocate any additional Purchase Payments you make according to your most recent allocation instructions, unless you request new allocations when you submit a new Purchase Payment.
MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. This type of program is often called "bank drafting". We call our bank drafting program the "Systematic Investment Program." Purchase Payments made through bank drafting may only be allocated to the variable investment options when applied. Bank drafting allows you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments that will equal at least $1,000 during the first 12 months of your Annuity. We may suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.
MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $1,000.

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MANAGING YOUR ACCOUNT VALUE
HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See “Valuing Your Investment” for a description of our procedure for pricing initial and subsequent Purchase Payments.)
Initial Purchase Payment : Once we accepted your application, we invested your net Purchase Payment in the Annuity. The net Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. The Annuity is no longer sold.
Subsequent Purchase Payments : We will allocate any additional Purchase Payments you make according to your current allocation instructions. If any rebalancing or asset allocation programs are in effect, the allocation should conform with such a program. We assume that your current allocation instructions are valid for subsequent Purchase Payments until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.
ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation period you may transfer Account Value between investment options. Transfers are not subject to taxation on any gain. We currently limit the number of Sub-accounts you can invest in at any one time to twenty (20). However, you can invest in an unlimited number of Fixed Allocations. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account on a proportional basi s to the other investment options to which you transferred.
Currently, we charge $10 for each transfer after the twentieth (20th) in each Annuity Year, including transfers made as part of any rebalancing, market timing, asset allocation or similar program which you have authorized. Transfers made as part of a dollar cost averaging program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs.
Frequent Transfers
Frequent transfers among investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a portfolio manager to manage a portfolio’s investments. Frequent transfers may cause the portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Considering the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio ( e.g. , by a Portfolio’s portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions. With respect to each Annuity, we track amounts exceeding a certain dollar threshold that were transferred into a Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs; (ii) do not count any transfer that solely involves a holding account; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

We reserve the right to effect transfers on a delayed basis for all annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are owners of different variable annuity contracts that are funded through the same separate account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by PALAC as well as other insurance companies that have the same Portfolios available to them. Since some Owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the Portfolios ( e.g. , greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between Sub-Accounts that are discussed above, if the financial professional manages a number of contracts in the same fashion unfavorable consequences may
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be associated with management activity since it may involve the movement of a substantial portion of an Portfolio’s assets which may affect all Owners invested in the affected Portfolios. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners (including an Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus you) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-Account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-Account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
DO YOU OFFER DOLLAR COST AVERAGING?

Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount each month from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. Dollar Cost Averaging allows you to invest regularly each month, regardless of the current unit value (or price) of the Sub-account(s) you invest in. This enables you to purchase more units when the sub-account price is low and fewer units when the sub-account price is high. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining sub-account. We do not deduct a charge for participating in a Dollar Cost Averaging program.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average from variable investment options or Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
▪You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
▪You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
▪Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.
DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?

Yes. During the accumulation period, we offer automatic rebalancing among the variable investment options you choose. You can choose to have your Account Value rebalanced monthly , quarterly, semi-annually, or annually. On the appropriate date, your variable investment options are rebalanced to the allocation percentages you request. For example, over time the performance of the variable investment options will differ, causing your percentage allocations to shift. With automatic rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. If you request a transfer from or into any variable investment option participating in the automatic rebalancing program, we will assume that you wish to change your rebalancing percentages as well, and will automatically adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum Account Value of at least $10,000 to enroll in automatic rebalancing. All rebalancing transfers made on the same day as part of an automatic rebalancing program are considered as one transfer when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an automatic rebalancing program.

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DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two different programs for investors who wish to invest in the variable investment options but also wish to protect their principal, at least as of a specific date in the future. You may not want to use either of these programs if you expect to begin taking annuity payments before the program would be completed.
Balanced Investment Program
We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the variable investment options that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under the Annuity. Account Value you allocate to the variable investment options is subject to sub-account fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

Example
Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10- year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

*The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

Guaranteed Return Option (GRO) SM /Guaranteed Return Option Plus (GRO Plus) SM
We also offer a seven-year program where we monitor your Account Value daily and systematically transfer amounts between Fixed Allocations and the variable investment options you choose. For more information about this option, please refer to the "Benefits Available Under the Annuity" section of this prospectus.
MAY I AUTHORIZE MY INVESTMENT PROFESSIONAL TO MANAGE MY ACCOUNT?

Yes. You may authorize your investment professional to direct the allocation of your Account Value and to request financial transactions between investment options while you are living, subject to our rules. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your investment professional if you fail to inform us that such person’s authority has been revoked. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

We or an affiliate of ours may provide administrative support to licensed, registered investment professionals or investment advisors who you authorize to make financial transactions on your behalf. These investment professionals may be firms or persons who also are appointed by us as authorized sellers of the Annuity. However, we do not offer advice about how to allocate your Account Value under any circumstance. Any investment professionals you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any recommendations such investment professionals make, any market timing or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

We may require investment professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the investment professional’s or investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) on Prudential Annuities. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your investment professional. Your investment professional will be informed of all such restrictions on an ongoing basis. We may also require that your investment professional transmit all financial transactions using the electronic trading functionality available through our website ( www.prudential.com ). Limitations that we may impose on your investment professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

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ACCESS TO ACCOUNT VALUE
WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?

During the accumulation period you can access your Account Value through Partial Withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called " Charge Free Withdrawals." In addition, under certain circumstances, we may waive the CDSC for surrenders made for qualified medical reasons or for withdrawals made to satisfy Minimum Distribution requirements. Unless you notify us differently, withdrawals are taken on a proportional basis based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.
ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?

(For more information, see "Tax Considerations")

During the Accumulation Period
A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in the Annuity. Once the tax basis in the Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
CAN I WITHDRAW A PORTION OF MY ANNUITY?

Yes, you can make a withdrawal during the accumulation period.

▪ To meet liquidity needs, you can withdraw a limited amount from your Annuity during each of Annuity Years 1-7 without a CDSC being applied. We call this the "Charge Free Withdrawal" amount. The Charge Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Charge Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity. The minimum Charge Free Withdrawal you may request is $100.

▪You can also make withdrawals in excess of the Charge Free Withdrawal amount. We call this a "Partial Withdrawal." The amount that you may withdraw will depend on the Annuity’s Surrender Value. The Surrender Value is equal to your Account Value minus any CDSC, the Annual Maintenance Fee, the Tax Charge, any charges for optional benefits and any Market Value Adjustment that may apply to any Fixed Allocations. After any Partial Withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial Withdrawal request as a request to fully surrender your Annuity. The minimum Partial Withdrawal you may request is $100.

When we determine if a CDSC applies to Partial Withdrawals and Systematic Withdrawals, we will first determine what, if any, amounts qualify as a Charge Free Withdrawal. Those amounts are not subject to the CDSC. Partial Withdrawals or Systematic Withdrawals of amounts greater than the maximum Charge Free Withdrawal amount will be subject to a CDSC.

You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our website at www.prudential.com .
HOW MUCH CAN I WITHDRAW AS A CHARGE FREE WITHDRAWAL?

The Charge Free Withdrawal provision that applies to your Annuity depends on its Issue Date and your residence state. We began offering a new Charge Free Withdrawal provision in most states as of May 1, 1996. The Charge Free Withdrawal provision also varies depending on whether your
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Annuity is used as a funding vehicle for a qualified plan under Section 401 of the Code. As of the date of this Prospectus, we are no longer offering the Annuity for use with Section 401 plans.

Annuities Issued on or after May 1, 1996
The maximum Charge Free Withdrawal amount during any Annuity Year is the greater of:
1. the "Growth" in the Annuity; or
2. 10% of Purchase Payments that, as of the date of the withdrawal, have been invested for less than the CDSC period (with your Annuity, seven (7) years), minus any prior Charge Free Withdrawals, or amounts deemed to come from Charge Free Withdrawals, during the then current Annuity Year.
3. The "emergency amount" available each Annuity Year minus any prior Charge Free Withdrawals or amounts deemed to come from Charge Free Withdrawals. The "emergency amount" on the Issue Date is 10% of the initial Purchase Payment. At the beginning of each subsequent Annuity Year, the "emergency amount" is increased by 10% of all Purchase Payments that have been invested for less than the CDSC period, subject to a maximum of 50%. During any Annuity Year, the "emergency amount" is increased by 10% of all Purchase Payments applied during the Annuity Year.

Annuities Issued before May 1, 1996
The maximum Charge Free Withdrawal amount during any Annuity Year is the greater of:
1. the "Growth" in the Annuity; or
2. 10% of Purchase Payments that, as of the date of the withdrawal, have been invested for less than the CDSC period (with your Annuity, seven (7) years), minus any prior Charge Free Withdrawals, or amounts deemed to come from Charge Free Withdrawals, during the then current Annuity Year.
3. The "emergency amount" available each Annuity Year on or after Annuity Year 1 is 35% of all Purchase Payments that have been invested for less than the CDSC period (with your Annuity, seven (7) years) minus the sum of all prior withdrawals of any type.

Annuities used as funding vehicles for Section 401 Plans
The maximum Charge Free Withdrawal amount during any Annuity Year is the same as above based on the Issue Date of the Annuity. However, Item (2) of each provision is as follows:

1. 20% of Purchase Payments that, as of the date of the withdrawal, have been invested for less than the CDSC period (with your Annuity, seven (7) years), minus any prior Charge Free Withdrawals, or amounts deemed to come from Charge Free Withdrawals, during the then current Annuity Year.

Under each provision above, "Growth" equals the current Account Value less all Purchase Payments that have been invested for less than the CDSC period and have not been previously withdrawn. "Growth" does not include any additional amounts we applied to your Annuity based on your Purchase Payments.

NOTE: Charge Free Withdrawals do not reduce the amount of any CDSC that would apply upon a partial withdrawal or subsequent surrender. The minimum Charge Free Withdrawal you may request is $100. We may apply a Market Value Adjustment to any Fixed Allocations.

Examples
The following hypothetical examples assume that your Annuity was issued on or after May 1, 1996.

1. Assume you make an initial Purchase Payment of $10,000 and make no additional Purchase Payments. Assume that in Annuity Year 3, due to positive investment performance, your Account Value is $12,500. If you have made no previous Charge Free Withdrawals, the maximum Charge Free Withdrawal amount in Annuity Year 3 would be the greater of Growth (Account Value minus Purchase Payments = $2,500), 10% of Purchase Payments ($1,000) or 30% of Purchase Payments ($3,000). Your maximum Charge Free Withdrawal amount in Annuity Year 3 would be $3,000.

2. Assume you make an initial Purchase Payment of $10,000 and make no additional Purchase Payments. Assume that in Annuity Year 3, due to positive investment performance, your Account Value is $12,500. Assume you choose to withdraw the Growth, equal to $2,500 in Annuity Year 3. Assume further that in Annuity Year 5, your Account Value has increased to $11,000 due to positive investment performance. The maximum Charge Free Withdrawal amount in Annuity Year 5 would be the greater of Growth (Account Value minus Purchase Payments = $1,000), 10% of Purchase Payments ($1,000) or 50% of Purchase Payments minus the sum of any prior Charge Free Withdrawals ($5,000 - $2,500 = $2,500).

3.    Assume you make an initial Purchase Payment of $10,000 and make no additional Purchase Payments. Assume that in Annuity Year 3, due to positive investment performance, your Account Value is $12,500. Assume you take the maximum Charge Free Withdrawal amount in Annuity Year 3 ($3,000) as described in Item 1 above. Further assume that in Annuity Year 4, you choose to surrender your Annuity. Assume that your Account Value in Annuity Year 4 has increased to $10,500 due to positive investment performance. Upon surrender, we will deduct a CDSC of 5% based on the number of years that your Purchase Payment has been invested times the amount of your Purchase Payment that has not
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been previously withdrawn. The amount of the previous Charge Free Withdrawal was not subject to a CDSC when withdrawn. Therefore, upon surrender, the amount of the entire Purchase Payment is subject to the CDSC (5.0% of $10,000 = $500). You would receive $10,000 minus the Annual Maintenance Fee.

When we determine if a CDSC applies to Partial Withdrawals and Systematic Withdrawals, we will first determine what, if any, amounts qualify as a Charge Free Withdrawal. Those amounts are not subject to the CDSC. Partial Withdrawal or Systematic Withdrawal of amounts greater than the maximum Charge Free Withdrawal amount will be subject to a CDSC.
IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?

A CDSC may be assessed against a Partial Withdrawal during the accumulation period. Whether a CDSC applies and the amount to be charged depends on whether the Partial Withdrawal exceeds any Charge Free Withdrawal amount and, if so, the number of years that have elapsed since the Purchase Payment being withdrawn has been invested in the Annuity.

1. If you request a Partial Withdrawal we determine if the amount you requested is available as a Charge Free Withdrawal (in which case it would not be subject to a CDSC);
2. If the amount requested exceeds the available Charge Free Withdrawal amount:
▪ First, we withdraw the amount from Purchase Payments that have been invested for longer than the CDSC period, if any (with your Annuity, seven (7) years);
▪ Second, we withdraw the remaining amount from the Purchase Payments that are still subject to a CDSC. We withdraw the "oldest" of your Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.

Any CDSC will only apply to the amount withdrawn that exceeds the Charge Free Withdrawal amount.

For purposes of calculating the CDSC on a partial withdrawal, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Charge Free Withdrawal provision or if your Account Value has declined in value due to negative sub-account performance.

3.If the amount requested exceeds the amounts available under Item #2 above, we withdraw the remaining amount from any other Account Value.
CAN YOU CLOSE MY ACCOUNT AND INVOLUNTARILY REDEEM MY INVESTMENT?
As explained above, after any Partial Withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial Withdrawal request as a request to fully surrender your Annuity.
CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount. Systematic Withdrawals based on the charge free amount are only available if the contract is still within the surrender charge period and will be calculated based only on the purchase payments that are still subject to CDSC. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a Partial Withdrawal.
Systematic Withdrawals can be made from Account Value allocated to the variable investment options or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. We may require that the Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program of Systematic Withdrawals.
The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.
DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b) or 408 of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59½ if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions received under this provision in any Annuity Year that exceed the maximum amount available as a Charge Free Withdrawal will be subject to a CDSC. We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the 10% additional tax .
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WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?

(See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Minimum Distributions from your Annuity if you are required by law to take such Minimum Distributions from your Annuity at the time it is taken. However, a CDSC may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the minimum distribution requirements in relation to other savings or investment plans under other qualified retirement plans not maintained with Prudential Annuities.

The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum Distributions.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.
CAN I SURRENDER MY ANNUITY FOR ITS VALUE?

Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

For purposes of calculating the CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Charge Free Withdrawal provision or if your Account Value has declined in value due to negative sub-account performance. We may apply a Market Value Adjustment to any Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our website at www.prudential.com .
WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

Where permitted by law, you may request to surrender your Annuity prior to the Annuity Date without application of any CDSC upon occurrence of a medically-related "Contingency Event". We may apply a Market Value Adjustment to any Fixed Allocations. The amount payable will be your Account Value.

This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:
▪the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
▪if the Owner is one or more natural persons, all such Owners must also be alive at such time;
▪we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
▪this benefit is not available if the total Purchase Payments received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant; and
▪ proceeds will only be sent by check or electronic fund transfer directly to the Owner.

For contracts issued before May 1, 1996 a "Contingency Event" occurs if the Annuitant is:
▪first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
▪first diagnosed as having a "Fatal Illness" while your Annuity is in force.

For contracts issued on or after May 1, 1996, and where allowed by law, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described above in order to qualify for a medically-related surrender.

The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.
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WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity options available that provide fixed annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. You must annuitize your entire Account Value; partial annuitizations are not allowed.
When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of the contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.
Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Option 1
Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.
Option 2
Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.
Option 3
Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period.
Option 4
Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.
We may make additional annuity payment options available in the future.
HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?

Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Therefore, making a purchase payment within seven years of the Annuity Date limits your annuity payment options. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

If you have not provided us with your Annuity Date or annuity payment option in writing, then:
▪the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
▪the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.
HOW ARE ANNUITY PAYMENTS CALCULATED?
Fixed Annuity Payments
If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.
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BENEFITS AVAILABLE UNDER THE ANNUITY
The following table summarizes infor mation about the benefits available under the Annuity.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Restrictions/Limitations
Guaranteed Return Option (GRO)1/Guaranteed Return Option Plus (GRO Plus)[2]	Guarantees a “return of premium” at a future date, while allowing you to allocate all or a portion of your Account Value to the Sub-accounts of your choice.	Optional	0.50% (based on the average daily net assets of the Sub-accounts)	Account Value subject to systematic transfers to and from Fixed Allocations. We may restrict the selection of certain Portfolios. Please refer to Appendix A for variable sub-account availability.
Basic Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	0%	None.
Enhanced Beneficiary Protection Death Benefit[3]	Provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death.	Optional	0.75% (based on the Account Value)	None.
Guaranteed Minimum Death Benefit[3]	Provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit.	Optional	.55% (based on the current Death Benefit)	None.
Performance Advantage	Provides an increase to the Account Value if your Account Value has not reached or exceeded a “target value” on its 10th anniversary.	Standard	0%	None.
Dollar Cost Averaging	Allows you to systematically transfer a percentage amount out of the money market variable investment option and into any other variable investment option(s).	Standard	0%	Minimum allocation requirements.
Automatic Rebalancing	You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select.	Standard	0%	None.
1 The Guaranteed Return Option benefit is no longer available for election. If you currently participate in this benefit, you may re-start the benefit on each anniversary of the issue date.
2 The Guaranteed Return Plus Option benefit is no longer available for election.
3 These benefits are no longer offered and must have been elected at the time that you purchased your Annuity.
DESCRIPTION OF THE BENEFITS AVAILABLE UNDER THE ANNUITY

Guaranteed Return Option (GRO) SM

GRO is no longer available for new elections.
GRO is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period as the “maturity date”) guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the “Protected Principal Value”).
The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts pursuant to a mathematical formula between the Sub-accounts you choose and the Market Value Adjustment Fixed Allocation used to support the Protected Principal Value. There is an additional charge if you elect the Guaranteed Return Option benefit.
The guarantee provided by the benefit exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Market Value Adjustment Fixed Allocation to support our future guarantee, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date.
Key Feature – Protected Principal Value
Under the GRO benefit, Prudential Annuities guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the Protected Principal Value by the amount of the Purchase Payment, and withdrawals reduce the Protected Principal Value (as discussed below).

We will notify you of any amounts added to your Annuity under the benefit. If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the “Guaranteed Amount” in the rider we issue for this benefit.
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Key Feature – Allocation of Account Value
GRO uses a mathematical formula that we operate to help manage your guarantees through all market cycles. The formula weighs a number of factors, including the current Account Value, the value in the Sub-accounts, the value in the Market Value Adjustment Fixed Allocations, the Protected Principal Value, the expected value of the Market Value Adjustment Fixed Allocations used to support the guarantee, the time remaining until maturity, and the current crediting rates associated with the Market Value Adjustment Fixed Allocations. In essence, and as detailed in the formula, the formula will transfer Account Value into the Market Value Adjustment Fixed Allocations if needed to support an anticipated guarantee. The formula is set forth in Appendix B. This required formula thus helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Market Value Adjustment Fixed Allocations).

Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the Market Value Adjustment Fixed Allocations, through reference to a “reallocation trigger”. At any given time, some, none, or all of your Account Value may be allocated to the Market Value Adjustment Fixed Allocations. If your entire Account Value is transferred to the Market Value Adjustment Fixed Allocations, the formula will not transfer amounts out of the Market Value Adjustment Fixed Allocations to the Sub-accounts and the entire Account Value would remain in the Market Value Adjustment Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Market Value Adjustment Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Market Value Adjustment Fixed Allocations, if dictated by the formula. The amount of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Market Value Adjustment Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪ The difference between your Account Value (including any Market Value Adjustment) and your Protected Principal Value(s);
▪ The amount of time until the maturity of your Guarantee(s);
▪ The amount invested in, and the performance of, the Sub-accounts;
▪ The amount invested in, and interest earned within, the Market Value Adjustment Fixed Allocations;
▪ The current crediting rates associated with Market Value Adjustment Fixed Allocations;
▪ Additional purchase payments, if any, that you make to the Annuity; and
▪ Withdrawals, if any, taken from the Annuity.

Any amounts invested in the Market Value Adjustment Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Market Value Adjustment Fixed Allocation.

You may not allocate purchase payments to or transfer Account Value to or from the Market Value Adjustment Fixed Allocations.

You should be aware of the following potential ramifications of the formula:

▪ A Market Value Adjustment will apply when we reallocate Account Value from the Market Value Adjustment Fixed Allocation to the Sub-accounts. Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
▪ As indicated, some or even all, of your Account Value may be maintained in the Market Value Adjustment Fixed Allocations. The greater the Account Value held in Market Value Adjustment Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
▪ If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Subaccounts on a proportional basis according to your allocations to a new Market Value Adjustment Fixed Allocation(s) to support the applicable guaranteed amount. The new Market Value Adjustment Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Market Value Adjustment Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Market Value Adjustment Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Market Value Adjustment Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).
▪ If your Account Value is greater than or equal to the reallocation trigger, and Account Value must be transferred from the Market Value Adjustment Fixed Allocations to the Sub-accounts, then those amounts will be transferred from the Market Value Adjustment Fixed Allocations and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, on a proportional basis, based on the Account Values in such Sub-accounts at that time. A market value adjustment will apply upon a transfer out of the Market Value Adjustment Fixed Allocations, which may result in an increase or decrease in your Account Value.
▪ Transfers under the formula do not impact your guarantees under GRO that have already been locked-in.

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Withdrawals from your Annuity, while the benefit is in effect, will reduce the Protected Principal Value proportionally. The proportion will be equal to the proportionate reduction in the Account Value due to the withdrawal as of that date. Withdrawals will be taken on a proportional basis from the Sub-accounts and any Market Value Adjustment Fixed Allocations. Systematic Withdrawals will be taken on a proportional basis from the Sub-accounts and the Market Value Adjustment Fixed Allocations up to growth in the Market Value Adjustment Fixed Allocations and thereafter on a proportional basis solely from the Sub-accounts. The growth in the Market Value Adjustment Fixed Allocations at any point in time consists of the remaining earnings since the program of systematic withdrawal began. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

Election of the Benefit
We no longer permit new elections of GRO. If you currently participate in GRO, your existing guarantees are unaffected by the fact that we no longer offer GRO. Please note that if you terminate a living benefit such as GRO and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

Restart of the Benefit
Once each Annuity Year you may request to restart the Benefit. Such a request is an election by you to terminate the existing Benefit (and all guarantees under the benefit) and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us in advance in accordance with our administrative requirements. If we accept your request, we then terminate the existing Benefit as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Benefit starts at that time. The initial Protected Principal Value for the new Benefit is the Account Value as of the effective date of the new Benefit. Unless you tell us otherwise, the duration of the new Benefit will be the same as that for the existing Benefit. However, if we do not then make that duration available, you must elect from those we make available at that time. For those who elect to re-start the benefit, the charge will be assessed according to the current methodology prior to re-starting the benefit. – see “Charges under the Benefit” below.
As part of terminating the existing Benefit, we transfer any amounts in Market Value Adjustment Fixed Allocations, subject to a Market Value Adjustment, to the Subaccounts on a proportional basis. If your entire Account Value was then in Market Value Adjustment Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

Termination of the Benefit
The Annuity Owner also can terminate the Guaranteed Return Option benefit. Upon termination, any amounts held in the Market Value Adjustment Fixed Allocations will be transferred as follows: (a) if only a portion of your Account Value is in the Market Value Adjustment Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts on a proportional basis based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in Market Value Adjustment Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Government Money Market Portfolio, unless we receive at our Office prior instructions from you. A Market Value Adjustment will apply (except that if the benefit has terminated automatically due to payment of a death benefit, whether a Market Value Adjustment applies depends solely on the terms of the death benefit – see the Death Benefit section of this prospectus).

In general, you may cancel GRO and then elect another living benefit available post issue, effective on any Valuation Day after your cancellation of GRO. If you terminate GRO, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the benefit, the Guaranteed Return Option will no longer provide any guarantees.

The charge for the Guaranteed Return Option benefit will no longer be deducted from your Account Value after the benefit has been terminated, although for those Annuities for which the GRO charge is deducted annually rather than daily (see Charges Under the Benefit below), we will deduct the final annual charge upon termination of the benefit.
Special Considerations under the Guaranteed Return Option

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪ Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. The Market Value Adjustment Fixed Allocation must not have been in effect as of the date that you elected to participate in the benefit. However, the formula may transfer Account Value to the Market Value Adjustment Fixed Allocation as of the effective date of the benefit under some circumstances.
▪ Annuity Owners cannot allocate any portion of purchase payments or transfer Account Value to or from the Market Value Adjustment Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments may be allocated by us to the Market Value Adjustment Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a Market Value Adjustment Fixed Allocation to a Sub-account.
▪ Transfers from the Market Value Adjustment Fixed Allocation made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Market Value Adjustment Fixed Allocation.
▪ Transfers from the Sub-accounts to the Market Value Adjustment Fixed Allocation or from the Market Value Adjustment Fixed Allocation to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
▪ Any amounts applied to your Account Value by Prudential Annuities on the maturity date will not be treated as “investment in the contract” for income tax purposes.
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▪ Any amounts that we add to your Annuity to support our guarantee under the benefit will be applied to the Sub-accounts on a proportional basis, after first transferring any amounts held in the Market Value Adjustment Fixed Allocations as follows: (a) if only a portion of your Account Value is in the Market Value Adjustment Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts on a proportional basis based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program and (b) if your entire Account Value is in the Market Value Adjustment Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Government Money Market Portfolio, unless we receive at our Office prior instructions from you.
▪ Low interest rates may require allocation to the Market Value Adjustment Fixed Allocation even when the current Account Value exceeds the guarantee.
▪ As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to the Market Value Adjustment Fixed Allocation.
▪ We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

Charges under the Benefit
The maximum charge for Guaranteed Return Option is 0.50% annually of the daily net assets of the Sub-Accounts. The annual charge is deducted daily against your Account Value allocated to the Sub-accounts. Account Value allocated to Fixed Allocations under the program is not subject to the charge. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date of the program is less than the amount guaranteed; and (b) administration of the program.

Effective November 18, 2002, we changed the way in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between May 1, 2001 and November 15, 2002 and subsequent to November 19, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the program was elected. Owners who terminate and then re-elect the Guaranteed Return Option or elect to restart the Guaranteed Return Option at any time after November 18, 2002 will be subject to the charge method described above.

Examples
Example 1. Benefit Maturity

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the annuity. It is intended to illustrate the benefit maturity on a guarantee amount under this benefit.

A Guaranteed Return Option (GRO) program begins on July 1, 2015. Your Account Value (AV) at the start of the program is $100,000. As of program maturity on July 1, 2022, there have been no additional purchase payments and no prior withdrawals, so your Guaranteed Amount remains at $100,000. The Account Value is $93,000.

Since the Guaranteed Amount exceeds the Account Value, a total of $7,000, the amount by which the guaranteed exceeds the AV, is added to the variable sub-accounts which you have elected (or the AST Money Market sub-account if such elections have not been made).

Example 2. Proportional reduction for withdrawal.

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

A Guaranteed Return Option (GRO) program begins on July 1, 2015. Your Account Value (AV) at the start of the program is $100,000. As of July 1, 2020, there have been no additional purchase payments and no prior withdrawals, so your Guaranteed Amount remains at $100,000. The Account Value is $120,000. You then elect to take a $6,000 withdrawal. Assume that no CDSC, Market Value Adjustment or other charges apply.

The Guaranteed Amount is reduced as follows:
• Guaranteed Amount prior to withdrawal x (1 - withdrawal / AV prior to withdrawal)
= $100,000 X (1 - $6,000 / $120,000)
= $95,000

Guaranteed Return Option Plus (GRO Plus)

GRO Plus is no longer available for new elections.
GRO Plus is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period and any applicable subsequent period as the “maturity date”) and on each anniversary of the maturity date thereafter while the benefit remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the “Protected Principal Value”). The benefit also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your benefit. The enhanced guaranteed amount (called the “Enhanced Protected Principal Value”) guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your
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election of the enhanced guarantee. If the maturity date of any guarantee under GRO Plus is not a Valuation Day, and we are required to contribute an amount to your Account Value with respect to that maturing guarantee, we would contribute such an amount on the next Valuation Day.
The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and Market Value Adjustment Fixed Allocations used to support the Protected Principal Value(s). The benefit may be appropriate if you wish to protect a principal amount against poor Sub-account performance as of a specific date in the future. There is an additional charge if you elected the Guaranteed Return Option Plus benefit.
The guarantees provided by the benefit exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter.
Key Feature – Protected Principal Value/Enhanced Protected Principal Value

The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

• Base Guarantee: Under the base guarantee, Prudential Annuities guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the benefit remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the benefit remains in effect, if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the base guarantee by the amount of the Purchase Payment, and withdrawals reduce the base guarantee (as discussed below). Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any Market Value Adjustment Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts on a proportional basis, based on the Account Value in the Sub-accounts at that time.
• Enhanced Guarantee: On any anniversary following commencement of the benefit, you can establish an enhanced guarantee amount based on your current Account Value. Under the enhanced guarantee, Prudential Annuities guarantees that at the end of the specified period following the election of the enhanced guarantee (also referred to as its “maturity date”), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an “auto step-up” feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the benefit (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the Protected Principal Value and Enhanced Protected Principal Value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate an enhanced guarantee, any amounts held in the Market Value Adjustment Fixed Allocations for the enhanced guarantee will be liquidated, on the Valuation Day the request is processed, (which may result in a market value adjustment), and such amounts will be transferred according to the rules described in “Termination of the Benefit/ Enhanced Guarantee”. Termination of an enhanced guarantee will not result in termination of the base guarantee. If you have elected the enhanced guarantee, on the guarantee’s maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value. Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any Market Value Adjustment Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts on a proportional basis, based on the Account Value in the Sub-accounts at that time.

If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the “Base Guarantee” and the Enhanced Protected Principal Value is referred to as the “Step-Up Guarantee” in the rider we issue for this benefit.

Withdrawals under your Annuity

Withdrawals from your Annuity, while the benefit is in effect, will reduce the base guarantee under the benefit as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the benefit (adjusted for any subsequent purchase payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the “dollar-for-dollar limit”). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken on a proportional basis from the Sub-accounts and any Fixed Allocations. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment (which may be positive or negative) that would apply.

Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus benefit, however, any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus benefit are October 13, 2004; 2.) an initial Purchase Payment of $250,000; 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.

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Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
• The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
• The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
▪ The base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
▪ The result is then further reduced by the ratio of A to B, where:
◦ A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).
◦ B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).
The resulting base guarantee amount is: $237,500 X (1 – $7,500 / $177,500), or $227,464.79.
▪ The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar limit
A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
▪ The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79)
▪ The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Key Feature – Allocation of Account Value
GRO Plus uses a mathematical formula that we operate to help manage your guarantees through all market cycles. Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the Market Value Adjustment Fixed Allocations, through reference to a “reallocation trigger”. The formula does this by (a) first identifying each guarantee that is outstanding under GRO Plus (b) then discounting the value of each such guarantee to a present value, based on crediting rates associated with the Market Value Adjustment Fixed Allocations, then (c) identifying the largest of such present values. Then, the formula compares the largest present value to both the Account Value and the value of assets allocated to the Sub-accounts to determine whether a transfer into or out of the Market Value Adjustment Fixed Allocations is required. As detailed in the formula, if that largest present value exceeds the Account Value less a percentage of the Sub-account value, a transfer into the Market Value Adjustment Fixed Allocations will occur. Conversely, if the largest present value is less than the Account Value less a percentage of the Sub-account value, a transfer out of the Market Value Adjustment Fixed Allocations will occur. This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Market Value Adjustment Fixed Allocations). T he formula is set forth in Appendix C.

If your Account Value is greater than or equal to the reallocation trigger, then:
▪ your Account Value in the Sub-accounts will remain allocated according to your most recent instructions; and
▪ if a portion of your Account Value is allocated to a Market Value Adjustment Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts will be transferred from the Market Value Adjustment Fixed Allocation and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, on a proportional basis, based on the Account Values in such Sub-accounts at that time;
▪ if all of your Account Value is allocated to a Market Value Adjustment Fixed Allocation, then all or a portion of that amount may be transferred from the Market Value Adjustment Fixed Allocation and re-allocated to the Sub-accounts, according to the following hierarchy: (i) first according to any asset allocation program that you may have in effect (ii) if no such program is in effect, then in accordance with any automatic rebalancing program that you may have in effect and (iii) if neither such program is in effect, then to the AST Government Money Market Sub-account; and
▪ a Market Value Adjustment will apply when we reallocate Account Value from a Market Value Adjustment Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts on a proportional basis according to your allocations to a new Market Value Adjustment Fixed Allocation(s) to support the applicable guaranteed amount. The new Market Value Adjustment Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Market Value Adjustment Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Market Value Adjustment Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Market Value Adjustment Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

At any given time, some, none, or all of your Account Value may be allocated to the Market Value Adjustment Fixed Allocations. With respect to any amounts held within the Market Value Adjustment Fixed Allocations, we can give no assurance how long the amounts will reside there or if such amounts will transfer out of the Market Value Adjustment Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Market Value Adjustment Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Market Value Adjustment Fixed Allocations, if dictated by the formula. The amount of such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

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Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Market Value Adjustment Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪ The difference between your Account Value (including any Market Value Adjustment) and your Protected Principal Value(s);
▪ The amount of time until the maturity of your guarantee(s);
▪ The amount invested in, and the performance of, the Sub-accounts;
▪ The amount invested in, and interest earned within, the Market Value Adjustment Fixed Allocations;
▪ The current crediting rates associated with Market Value Adjustment Fixed Allocations;
▪ Additional purchase payments, if any, that you make to the Annuity; and
▪ Withdrawals, if any, taken from the Annuity.

Any amounts invested in the Market Value Adjustment Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Market Value Adjustment Fixed Allocations.

You may not allocate purchase payments to or transfer Account Value to or from the Market Value Adjustment Fixed Allocations.

Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when a Market Value Adjustment Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to Market Value Adjustment Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive Sub-account performance and/or under circumstances where Market Value Adjustment Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where Market Value Adjustment Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts under the formula differently than each other because of the different guarantees they support.

You should be aware of the following potential ramifications of the formula:
▪ Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
▪ As indicated, some or even all, of your Account Value may be maintained in the Market Value Adjustment Fixed Allocations. The greater the Account Value held in Market Value Adjustment Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
▪ Transfers under the formula do not impact your guarantees under GRO Plus that have already been locked-in.

Election of the Benefit

We no longer permit new elections of GRO Plus. If you currently participate in GRO Plus, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus. Please note that if you terminate a living benefit such as GRO Plus and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit/Enhanced Guarantee

You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus benefit entirely, in which case you will lose any existing guarantees.

Upon termination of the benefit or of the enhanced guarantee, any amounts held in the Market Value Adjustment Fixed Allocations related to the guarantee(s) being terminated will be transferred as follows: (a) if only a portion of your Account Value is in the Market Value Adjustment Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts on a proportional basis, based on your Account Value in such Sub-accounts on the day of the transfer, unless we receive other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in the Market Value Adjustment Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Government Money Market Portfolio, unless we receive prior instructions from you. A Market Value Adjustment will apply (except that if the benefit has terminated automatically due to payment of a death benefit, whether a Market Value Adjustment applies depends solely on the terms of the death benefit – see the Death Benefit section of this prospectus).

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In general, you may cancel GRO Plus and then elect another living benefit that is available post issue, effective on any Valuation Day after your cancellation of GRO Plus. If you terminate GRO Plus, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the benefit, the Guaranteed Return Option Plus will no longer provide any guarantees.
Special Considerations under the Guaranteed Return Option Plus

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪ Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. No Market Value Adjustment Fixed Allocations may be in effect as of the date that you elect to participate in the benefit. However, the formula may transfer Account Value to Market Value Adjustment Fixed Allocations as of the effective date of the benefit under some circumstances.
▪ You cannot allocate any portion of purchase payments or transfer Account Value to or from a Market Value Adjustment Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments may be allocated by us to a Market Value Adjustment Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a Market Value Adjustment Fixed Allocation to a Sub-account.
▪ Transfers from Market Value Adjustment Fixed Allocations made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Market Value Adjustment Fixed Allocation.
▪ Transfers from the Sub-accounts to Market Value Adjustment Fixed Allocations or from Market Value Adjustment Fixed Allocations to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
▪ Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as “investment in the contract” for income tax purposes.
▪ Low interest rates may require allocation to Market Value Adjustment Fixed Allocations even when the current Account Value exceeds the guarantee.
▪ As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to Market Value Adjustment Fixed Allocations.
▪ We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

Charges under the Benefit
The maximum charge for Guaranteed Return Option Plus is 0.50% annually of the daily net assets of the Sub-Accounts. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

If you elect the Enhanced Guarantee under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchases, your benefit may be subject to the new charge level. These charges will not exceed the maximum charges shown in the section of this prospectus entitled “BENEFITS AVAILABLE UNDER THE ANNUITY.”
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DEATH BENEFIT
WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

The Annuity provides a Death Benefit during its accumulation period. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."
BASIC DEATH BENEFIT

The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity.

Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities held by these same types of entities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity which is not eligible for tax deferral benefits under Section 72(u) of the Code. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

The basic Death Benefit depends on the decedent’s age on the date of death:

    If death occurs before the decedent’s age 90: The Death Benefit is the greater of:

▪The sum of all Purchase Payments less the sum of all withdrawals; and
▪The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

If death occurs when the decedent is age 90 or older: The Death Benefit is your Account Value.

Here is an example of how the basic death benefit is calculated if death occurs before the decedent reaches age 90:
The contract was issued with purchase payments totaling $100,000 but, due to negative Sub-Account performance, the account value had decreased to $80,000. If the owner died, the death benefit would still be $100,000. This amount, however, is reduced when you make a withdrawal from the contract. If the contract owner had withdrawn $10,000 of the remaining $80,000, the death benefit would also be reduced by $10,000. Since the death benefit had been $100,000, it would now be $90,000.

Here is an example of how the basic death benefit is calculated if death occurs after the decedent reaches age 90:
The contract was issued with purchase payments totaling $100,000 but, due to negative Sub-Account performance, the account value had decreased to $80,000. If the owner died, the death benefit would be $80,000.
OPTIONAL DEATH BENEFITS

Optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries.

These benefits are no longer offered and must have been elected at the time that you purchased your Annuity. Certain terms and conditions may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.

1. Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.
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The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.
Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.the basic Death Benefit described above;

PLUS

2. 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

The amount calculated in Items 1 & 2 above may be reduced by any Credits or Target Value Credits under certain circumstances.

"Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

"Death Benefit Amount" includes your Account Value and any amounts added to your Account Value under the basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 50% of all Purchase Payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

The Enhanced Beneficiary Protection Optional Death Benefit described above was offered in those jurisdictions where we received regulatory approval. Please refer to the section entitled “Tax Considerations” for a discussion of special tax considerations for purchasers of this benefit.

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner’s death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with sub-account increase
Assume that the Owner’s Account Value has been increasing due to positive sub-account performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

Purchase Payments =     $50,000
Account Value =        $75,000
Basic Death Benefit =     $75,000
Death Benefit Amount =     $75,000 - $50,000 = $25,000

Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =    $75,000 + $12,500 = $87,500

Examples with sub-account decline
Assume that the Owner’s Account Value has been decreasing due to declines in sub-account performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

Purchase Payments =     $50,000
Account Value =        $40,000
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Basic Death Benefit =     $50,000
Death Benefit Amount =     $50,000 - $50,000 = $0

Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =    $50,000 + $0 = $50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.
2. Guaranteed Minimum Death Benefit
If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Guaranteed Minimum Death Benefit

▪ The Death Benefit Target Date is the contract anniversary on or after the 80 th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

▪ The Highest Anniversary Value equals the highest of all previous "Anniversary Values" on or before the earlier of the Owner’s date of death and the "Death Benefit Target Date".

▪ The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

▪ A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date , the Death Benefit equals the greatest of:

1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no Market Value Adjustment) as of the date we receive in writing "due proof of death"; and
2. the sum of all Purchase Payments minus the sum of all Proportional Reductions, each increasing daily until the Owner’s date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner’s date of death; and
3. the "Highest Anniversary Value" on or immediately preceding the Owner’s date of death.

    The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any Proportional Reductions since such date.

If the Owner dies on or after the Death Benefit Target Date , the Death Benefit equals the greater of:

1. the Account Value as of the date we receive in writing "due proof of death" (a Market Value Adjustment may be applicable to amounts in any Fixed Allocations); and
2. the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

Examples of Guaranteed Minimum Death Benefit Calculation
The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner’s death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example of sub-account increase
Assume that the Owner’s Account Value has generally been increasing due to positive sub-account performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be
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the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).

Example of sub-account decrease
Assume that the Owner’s Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of sub-account increase followed by decrease
Assume that the Owner’s Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

Annuities with joint Owners
For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay, on a proportional basis, a portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
The maximum charge for Enhanced Beneficiary Protection Death Benefit and the Guaranteed Minimum Death Benefit respectively is 0.75% and 0.55%. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:

1. on each anniversary of the Issue Date;
2. when Account Value is transferred to our general account prior to the Annuity Date;
3. if you surrender your Annuity; and
4. if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only).

If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first deduct the amount of the charge on a proportional basis from the Account Value in the variable investment options. We only deduct the charge on a proportional basis from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity’s Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

PAYMENT OF DEATH BENEFITS
Payment of Death Benefit to Beneficiary from a Non-qualified Annuity
Except in the case of a spousal Beneficiary, in the event of your death, the death benefit must be distributed:
▪as a lump sum amount at any time within five (5) years of the date of death; or
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▪as a series of annuity payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary.
▪Payments under this option must begin within one year of the date of death.

Unless you have made an election prior to death benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds as a series of fixed annuity payments. See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary - Assumption of Annuity
You may name your spouse as your Beneficiary. If you and your spouse own the Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

See the section entitled " Managing Your Annuity - Contingent Annuitant " for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.

For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

▪If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.
▪If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
▪If you die before a designated Beneficiary is named, if your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
•If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death.
•If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
•Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

For more information, see “Tax Considerations.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

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Designated Beneficiaries may be eligible for the IRA Beneficiary Continuation Option; however, distribution periods may be limited by applicable tax law as stated above. Beneficiaries should consult a professional tax advisor about the federal income tax consequences of distribution options.

Upon election of this IRA Beneficiary Continuation option:

▪the Annuity contract will be continued in the Owner’s name, for the benefit of the Beneficiary.
▪the Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
▪the Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. NOTE: The Sub-accounts offered under the IRA Beneficiary Continuation option may be limited.
▪no additional Purchase Payments can be applied to the Annuity.
▪the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
▪the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of a CDSC.
▪upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary.
▪all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described in the Tax Considerations section.

Please contact Prudential Annuities for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the IRA Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?
Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date and did not become the Owner or Annuitant due to the prior Owner’s or Annuitant’s death. Any Death Benefit (including either optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive "due proof of death", any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries.

Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to sub-account fluctuations.

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PRUDENTIAL ANNUITIES' PERFORMANCE ADVANTAGE
Prudential Annuities' Performance Advantage was offered, in those states where approved, between May 15, 1999 and April 30, 2001. The description below of the Performance Advantage benefit applies to those Contract Owners who purchased an Annuity during that time period when the Performance Advantage feature was offered.

GLOSSARY OF TERMS
When determining the Account Value and Surrender Value of the Annuity, both amounts will not include any Target Value Credits (described below) that we are entitled to recapture upon Surrender of your Annuity.

DO YOU PROVIDE ANY GUARANTEES ON MY INVESTMENT?
The Annuity provides variable investment options and fixed investment options. Only the fixed investment options provide a guaranteed return on your investment, subject to certain terms and conditions. However, your Annuity includes a feature at no additional cost that provides certain benefits if your Account Value has not reached or exceeded a “target value” on its 10 th anniversary. If, on the 10 th anniversary of your Annuity’s Issue Date, your Account Value has not reached the target value (as defined below) you can choose either of the following benefits:
▪ You may continue your Annuity without electing to receive Annuity payments and receive an annual credit to your Account Value payable until you begin receiving Annuity payments. The credit is equal to 0.25% of the average of your Annuity’s Account Value for the preceding four complete calendar quarters. This credit is applied to your investment options on a proportional basis based on the allocation of your then current Account Value.
OR
▪ You may begin receiving Annuity payments within one year and accept a one-time credit to your Annuity equal to 10% of the net of the Account Value on the 10 th anniversary of its Issue Date minus the sum of all Purchase Payments allocated in the prior five years. The annuity option you select must initially guarantee payments for not less than seven years.
Following the 10 th anniversary of your Annuity’s Issue Date, we will inform you if your Account Value did not meet or exceed the Target Value. We will assume that you have elected to receive the annual credit to your Account Value unless, not less than 30 days prior to the next anniversary of the Annuity, we receive at our home office your election to begin receiving Annuity payments.
Certain provisions of this benefit and of the Target Value Credits described below may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.
WHAT IS THE "TARGET VALUE" AND HOW IS IT CALCULATED?
The Target Value is a tool used to determine whether you are eligible to elect either of the benefits described above. The Target Value does not impact the Account Value available if you surrender your Annuity or make a partial withdrawal and does not impact the Death Benefit available to your Beneficiary(ies). The Target Value assumes a rate of return over ten (10) Annuity Years that will allow your initial investment to double in value, adjusted for any withdrawals and/or additional Purchase Payments you make during the 10-year period. We calculate the “Target Value” as follows:
1. Accumulate the initial Purchase Payment at an annual interest rate of 7.2% until the 10th anniversary of the Annuity’s Issue Date; plus
2. Accumulate any additional Purchase Payments at an annual interest rate of 7.2% from the date applied until the 10th anniversary of the Annuity’s Issue Date; minus
3. Each “proportional reduction” resulting from any withdrawal, accumulating at an annual interest rate of 7.2% from the date the withdrawal is processed until the 10th anniversary of the Annuity’s Issue Date. We determine each “proportional reduction” by determining the percentage of your Account Value then withdrawn and reducing the Target Value by that same percentage. We include any withdrawals under your Annuity in this calculation, as well as the charge we deduct for any optional benefits you elect under the Annuity, but not the charge we deduct for the Annual Maintenance Fee or the Transfer Fee.
Examples
1. Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. The Target Value on the 10th anniversary of your Annuity’s Issue Date would be $20,042, assuming no withdrawals are made. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period. In this example if your Account Value has not reached or exceeded the Target Value of $20,042 on the 10th anniversary of your Annuity’s Issue Date, you may choose to elect either of the benefits described above.
2. Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. Assume at the end of Year 6, your Account Value has increased to $15,000 and you make a withdrawal of 10% or $1,500. The Target Value on the 10th anniversary would be $18,722. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period, minus the proportional reduction accumulating at an annual interest rate of 7.2%. In this example if your Account Value has not reached or exceeded the Target Value of $18,722 on the 10th anniversary of your Annuity’s Issue Date, you may choose to elect either of the benefits described above.
CAN I RESTART THE 10-YEAR TARGET VALUE CALCULATIONS?
Yes, you can elect to lock in the growth in your Annuity by “restarting” the 10-year period on any anniversary of the Issue Date. If you elect to restart the calculation period, we will treat your Account Value on the restart date as if it was your Purchase Payment when determining if your Annuity’s Account Value meets or exceeds the Target Value on the appropriate tenth (10th) anniversary. You may elect to restart the calculation more than
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once, in which case, the 10-year calculation period will begin on the date of the last restart date. We must receive your election to restart the calculation at our home office not later than 30 days after each anniversary of the Issue Date.
WHAT ARE TARGET VALUE CREDITS?
Target Value Credits are additional amounts that we apply to your Account Value to increase the likelihood that your Account Value will meet or exceed the Target Value. We add Target Value Credits to your Account Value at the time a Purchase Payment is applied to your Annuity. Only those Purchase Payments made before the first anniversary of the Issue Date of your Annuity are eligible to receive Target Value Credits. Target Value Credits are separate and distinct from other Credits we apply to all Purchase Payments.
The amount of the Target Value Credit is equal to 1.0% of each qualifying Purchase Payment. Target Value Credits are only payable on qualifying Purchase Payments if the Owner(s) of the Annuity is(are) less than age 81 on its Issue Date. If the Annuity is owned by an entity, the age restriction applies to the age of the Annuitant on the Issue Date. The Target Value Credit is payable from our general account and is allocated to the investment options in the same ratio that the qualifying Purchase Payment is allocated. Payment of the Target Value Credit is subject to our claims-paying ability and financial strength.
Target Value Credits will not be available if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, of an Annuity we issued that has the same or a similar benefit.
The amount of any Target Value Credits is not immediately vested and can be recaptured by Prudential Annuities under the circumstances and for the time periods shown below. If Prudential Annuities exercises its right to recapture the amount of any Target Value Credit, any investment gain on the Target Value Credit will not be taken back.
1. If you surrender your Annuity before the 10 th anniversary of the Issue Date of the Annuity.
2. If you elect to begin receiving Annuity payments before the first anniversary of the Issue Date.
3. If a person on whose life we pay the Death Benefit dies, or if a “contingency event” occurs which triggers a medically-related surrender:
▪ within 12 months after the date a Target Value Credit was allocated to your Account Value; or
▪ within 10 years after the date a Target Value Credit was allocated to your Account Value if any owner was over age 70 on the Issue Date, or, if the Annuity was then owned by an entity, the Annuitant was over age 70 on the Issue Date.
Following completion of the above time periods, the amount of any Target Value Credits is vested in the Owner.
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VALUING YOUR INVESTMENT
HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, the Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. When determining the Account Value on any day other than a Fixed Allocation’s Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.
WHAT IS THE SURRENDER VALUE OF MY ANNUITY?

The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is equal to your Account Value minus any CDSC, the Annual Maintenance Fee and the charge for any optional benefits. The Surrender Value will also include any Market Value Adjustment that may apply.
HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?

When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price. " The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
HOW DO YOU VALUE FIXED ALLOCATIONS?

During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day other than its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.
WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next business day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ . Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.
There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value or make a purchase or redemption request.
The NYSE is closed on certain announced holidays. On those dates, we will not process any financial transactions involving purchase or redemption orders.
Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
▪trading on the NYSE is restricted;
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▪an emergency exists making redemption or valuation of securities held in the separate account impractical; or
▪the SEC, by order, permits the suspension or postponement for the protection of security holders.
Initial Purchase Payments : We allocated your initial Purchase Payment to the Sub-accounts within two (2) days after we receive all of our requirements to issue the Annuity. If we did not have all the required information to allow us to issue your Annuity, we may have retained the Purchase Payment while we tried to reach you or your representative to obtain all of our requirements. If we were unable to obtain all of our required information within five (5) days, we were required to return the Purchase Payment to you at that time, unless you specifically consented to our retaining the Purchase Payment while we gathered the required information. Once we obtained the required information, we invested the Purchase Payment and issued the Annuity within two (2) days. During any period that we were trying to obtain the required information, your money was not invested.
Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment with satisfactory allocation instructions.
Scheduled Transactions: "Scheduled" transactions include transfers under a Dollar Cost Averaging, rebalancing, or asset allocation program, Systematic Withdrawals, Minimum Distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on Valuation Day prior to the scheduled transaction date.
Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Charge Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.
Deferral of Transactions: If we defer a distribution or transfer from any Fixed Allocation or any fixed annuity payment for more than 10 days, we pay interest using our then current crediting rate for this purpose, which is not less than 3% per year on the amount deferred.
Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.
WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Termination of Optional Benefit: If you terminate the optional benefits, we will no longer deduct the charge we apply to purchase the optional benefit. On the date the charge no longer applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge, but not the charge for the optional program that you terminated. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge.

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TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable. Advisory fee deduction programs are not permitted if the Annuity is commission based or has a living benefit. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
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Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this additional tax if:
▪ the amount is paid on or after you reach age 59½;
▪ the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);
▪ the amount received is attributable to your becoming disabled (as defined in the Code);
▪ generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or
▪ the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before
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August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
▪ As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
▪ Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.
▪ Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
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Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity
Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances .
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:
▪ Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;
▪ Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;
▪ A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
▪ H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
▪ Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
▪ Section 457 plans (subject to 457 of the Code).
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A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. Go to www.irs.gov for the contribution limits for each year. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
▪ You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);
▪ Your rights as Owner are non-forfeitable;
▪ You cannot sell, assign or pledge the Annuity;
▪ The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);
▪ The date on which required minimum distributions must begin cannot be later than April 1 st of the calendar year after the calendar year you turn age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date); and
▪ Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
▪ A 10% early withdrawal additional tax described below;
▪ Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
▪ Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
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▪ If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.
▪ SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
▪ SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch up contribution amount. These amounts are indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.
ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
▪ Contributions to a Roth IRA cannot be deducted from your gross income;
▪ “Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
▪ If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.
Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax).
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
▪ Your attainment of age 59½;
▪ Your severance of employment;
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▪ Your death;
▪ Your total and permanent disability; or
▪ Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date), or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date ) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
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Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The information provided below applies to Owners who die after 2019. For Owner deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
• If you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death ( i.e. , a new 10-year distribution period begins).
Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31 st of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 18 and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
• Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
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Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
10% Additional Tax for Early Withdrawals from a Qualified Annuity You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this additional tax if:
▪ the amount is paid on or after you reach age 59½ or die;
▪ the amount received is attributable to your becoming disabled; or
▪ generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
▪ For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and
▪ For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.
Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020. For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year. The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 31, 2021.
Withdrawals from Employer Plans and IRAs, including Roth IRAs . Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).
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ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans . If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
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GENERAL INFORMATION
HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our website at https://www.prudential.com/personal/annuities/annuity-prospectuses or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, systematic withdrawals (including 72(t) payments and required minimum distributions), bank drafting, dollar cost averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.
Any errors or corrections on transactions for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our website or other electronic means.
WHO IS PRUDENTIAL ANNUITIES?
Prudential Annuities Life Assurance Corporation (“Prudential Annuities”, “PALAC”, “we”, “our” or “us”) is the issuer of the Annuity. PALAC is a stock life insurance company incorporated under the laws of Arizona, and its ultimate parent company is Prudential Financial, Inc. (“Prudential Financial”). PALAC’s principal business address is One Corporate Drive, Shelton, Connecticut 06484.
No company other than PALAC has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of PALAC to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Prudential Annuities.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 (“Securities Act”) and Rule 159 thereunder, PALAC delivers this prospectus to current Owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Owners while outside of the United States.
Service Providers
Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2020, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or an affiliated insurer within the Prudential Annuities business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
Guidehouse	Claim related services	150 North Riverside Plaza, Suite 2100, Chicago, IL 60606
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
WHAT ARE SEPARATE ACCOUNTS?
During the Accumulation Period, the assets supporting obligations based on allocations to the variable investment options are held in Prudential Annuities Life Assurance Corporation Variable Account B (the “Separate Account”). Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of PALAC’s other assets. The
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assets of the Separate Account may not be used to pay any liabilities of PALAC other than those arising from the Annuity and other annuity contracts issued in connection with the Separate Account. PALAC is obligated to pay all amounts promised to investors under the Annuity.
The Separate Account consists of multiple Sub-accounts. Each Sub-account invests only in a single Portfolio. The name of each Sub-account generally corresponds to the name of the Portfolio. Each Sub-account may have several different Unit Prices to reflect charges that are offered under annuities issued by us through the Separate Account. The Separate Account is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of the Separate Account. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing annuities or close Sub-accounts for annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying Portfolio is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, or in our discretion becomes inappropriate for purposes of the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the Portfolios, so we cannot guarantee that any of those Portfolios will always be available.
WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value allocated to the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their Annuity. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and toward the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of Owners who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available variable investment options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Similar Funds
The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account.
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Material Conflicts
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance policy owners and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
1. changes in state insurance law;
2. changes in federal income tax law;
3. changes in the investment management of any variable investment options; or
4. differences between voting instructions given by variable life insurance policy owners and variable annuity contract owners.
Fees and Payments Received by Prudential Annuities
As detailed below, Prudential Annuities and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Prudential Annuities and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and administrative services payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to an annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2020, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $1,500 to $246,998. These amounts relate to all individual variable annuity contracts issued by Prudential Annuities or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuity contracts or life insurance policies offered by different Prudential business units.
WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?
Prudential Annuities Distributors, Inc. (“PAD”), a wholly owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity offered through this prospectus. PAD acts as the distributor of several annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (the “Exchange Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Annuity is no longer sold but Owners may make additional Purchase Payments and transfer Account Value in accordance with the Annuity. PAD enters into distribution agreements with both affiliated and unaffiliated broker-dealers who are registered under the Exchange Act (“Firms”). Applications for annuity products are solicited by registered representatives of those firms. PAD utilizes a network of its own registered representatives to wholesale annuity products to Firms. Because a variable annuity contract is an insurance product as well as a security, all registered representatives who sell variable annuity contracts are also appointed as insurance agents of PALAC.
Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including “wirehouse” and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners.
Under the selling agreements, cash compensation in the form of commissions is paid to firms on sales according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made. Alternative compensation schedules are available that generally provide a lower initial
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commission plus ongoing quarterly compensation based on all or a portion of the account value. We may also provide cash compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Prudential Annuities products. These payments may also be made in the form of percentage payments based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm. Commissions and other cash compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset-based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain PALAC products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under PALAC annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of PALAC and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm’s registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity’s features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation ( e.g. , gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as occasional meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
A list of the firms to whom Prudential Annuities pays an amount under these arrangements is provided below. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling one annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally considered as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to your Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.
The list below includes the names of the firms that we are aware (as of December 31, 2020) received cash compensation with respect to our annuity business during 2020 (or as to which a payment amount was accrued during 2020). The firms listed below include those receiving payments in connection with marketing of products issued by Prudential Annuities Life Assurance Corporation. During 2020, the least amount paid, and greatest amount paid, were $0.40 and $6,484,139.48, respectively.
Name of Firm:

Advisor Group	Independent Financial Grp, LLC	SAGEPOINT FINANCIAL, INC.
Allstate Financial Srvcs, LLC	Investacorp	Securian Financial Svcs, Inc.
AMERICAN PORTFOLIO FIN SVCS INC	Janney Montgomery Scott, LLC.	Securities America, Inc.
ASSOCIATED SECURITIES CORP	Kestra Financial, Inc.	Securities Service Network
AXA Advisors, LLC	KMS Financial Services, Inc.	Stifel Nicolaus & Co.
BBVA Compass Investment Solutions, Inc.	Lincoln Financial Advisors	TFS Securities, Inc.
BFT Financial Group, LLC	Lincoln Financial Securities Corporation	The Investment Center
Cadaret, Grant & Co., Inc.	Lincoln Investment Planning	TransAmerica Financial Advisors, Inc.
Cambridge Investment Research, Inc.	LPL Financial Corporation	Triad Advisors, Inc.
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Centaurus Financial, Inc.	M Holdings Securities, Inc	UBS Financial Services, Inc.
Cetera Advisor Network LLC	MML Investors Services, Inc.	United Planners Fin. Serv.
CFD Investments, Inc.	Morgan Stanley Smith Barney	WADDELL & REED INC.
Citizens Securities, Inc.	Mutual Service Corporation	WATERSTONE FINANCIAL GROUP INC
Commonwealth Financial Network	Next Financial Group, Inc.	Wells Fargo Advisors LLC
Crown Capital Securities, L.P.	Park Avenue Securities, LLC	WELLS FARGO ADVISORS LLC - WEALTH
CUNA Brokerage Svcs, Inc.	PNC Investments, LLC	Wells Fargo Investments LLC
CUSO Financial Services, L.P.	ProEquities	Woodbury Financial Services
Equity Services, Inc.	Purshe Kaplan Sterling Investments
FSC Securities Corp.	Raymond James Financial Svcs
Geneos Wealth Management, Inc.	RBC CAPITAL MARKETS CORPORATION
H. Beck, Inc.	Robert W. Baird & Co., Inc.
H.D. Vest Investment	Royal Alliance Associates
Hantz Financial Services,Inc.	SA Stone Wealth Management
FINANCIAL STATEMENTS

The financial statements of the separate account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.
LEGAL PROCEEDINGS
As of the date of this prospectus, none of Prudential Annuities, the Separate Account or Prudential Annuities Distributors, Inc. is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although Prudential Annuities and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Separate Account, or Prudential Annuities’ ability to meet its obligations under the Annuity, or the ability of Prudential Annuities Distributors, Inc. to meet its obligations related to the Annuity.
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudential.com
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods ( e.g. Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper
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form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system, and at www.prudential.com , our website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your financial professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system, and at www.prudential.com , our website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
This prospectus is being provided for informational or educational purposes only and does not consider the investment objectives or financial situation of any Annuity owner. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Annuity owners seeking information regarding their particular investment needs should contact a financial professional.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.
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APPENDIX A - PORTFOLIOS AVAILABLE UNDER THE ANNUITY
The following is a list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://www.prudential.com/personal/annuities/annuity-prospectuses . You can also request this information at no cost by calling 1-800-346-3778 or by sending an email request to service@prudential.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
Investment Restrictions
Please note that the following Portfolios are not available if you have elected any of the following optional benefits:

Optional Benefit Name:	All Investment Options Permitted, EXCEPT these:
Guaranteed Return Option	Invesco V.I. Technology Fund – Series I Shares
Guaranteed Return Option Plus
The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks capital appreciation	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series I Shares)* Invesco Advisers, Inc.	0.80%	40.69%	19.40%	15.92%
Seeks long-term growth of capital.	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Technology Fund – Series I Shares Invesco Advisers, Inc.	0.98%	46.11%	21.53%	15.31%
Seeks long-term capital appreciation.	2AST Academic Strategies Asset Allocation Portfolio* AlphaSimplex Group, LLC AQR Capital Management, LLC CoreCommodity Management, LLC First Quadrant, L.P. Jennison Associates LLC Morgan Stanley Investment Management Inc. Pacific Investment Management Company, LLC PGIM Investments LLC QMA LLC Western Asset Management Company, LLC Western Asset Management Company Limited	1.31%	4.22%	5.87%	4.88%
Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.	2AST Advanced Strategies Portfolio* Brown Advisory, LLC Loomis, Sayles & Company, L.P. LSV Asset Management Pacific Investment Management Company, LLC PGIM Investments LLC PGIM Fixed Income QMA LLC T. Rowe Price Associates, Inc. William Blair Investment Management, LLC	0.92%	10.68%	9.71%	8.47%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	2AST AllianzGI World Trends Portfolio * Allianz Global Investors U.S. LLC	0.97%	14.10%	8.61%	6.80%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	2AST Balanced Asset Allocation Portfolio PGIM Investments LLC QMA LLC	0.92%	11.77%	9.16%	8.05%
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Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	2AST Capital Growth Asset Allocation Portfolio PGIM Investments LLC QMA LLC	0.91%	13.42%	10.37%	9.14%
Seeks long-term capital growth balanced by current income.	2AST Fidelity Institutional AM® Quantitative Portfolio* FIAM LLC	0.92%	8.76%	7.89%	6.65%
Seeks high current income and maintain high levels of liquidity.	2AST Government Money Market Portfolio PGIM Fixed Income	0.57%	0.22%	0.71%	0.36%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	2AST High Yield Portfolio J.P. Morgan Investment Management, Inc. PGIM Fixed Income	0.87%	2.64%	7.54%	6.00%
Seeks capital appreciation consistent with its specified level of risk tolerance.	2AST J.P. Morgan Global Thematic Portfolio J.P. Morgan Investment Management, Inc.	1.06%	13.16%	9.03%	7.85%
Seeks capital growth.	2AST J.P. Morgan International Equity Portfolio J.P. Morgan Investment Management, Inc.	1.04%	13.08%	9.42%	6.20%
Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	2AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)* J.P. Morgan Investment Management, Inc.	0.91%	11.35%	7.11%	6.22%
Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	2AST Loomis Sayles Large-Cap Growth Portfolio* Loomis, Sayles & Company, L.P.	0.91%	31.59%	18.80%	15.91%
Seeks total return.	2AST MFS Growth Allocation Portfolio Massachusetts Financial Services Company	0.98%	9.87%	8.50%	N/A
Seeks long-term capital growth and future, rather than current income.	2AST MFS Growth Portfolio* Massachusetts Financial Services Company	0.96%	30.48%	19.59%	16.33%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	2AST Preservation Asset Allocation Portfolio PGIM Investments LLC QMA LLC	0.92%	9.08%	7.16%	6.19%
Seeks total return.	2AST Prudential Growth Allocation Portfolio Jennison Associates LLC PGIM Fixed Income PGIM Real Estate QMA LLC	0.88%	5.86%	8.30%	7.20%
Seeks to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies	2AST Wellington Management Hedged Equity Portfolio* Wellington Management Company LLP	1.05%	6.66%	8.13%	7.18%
Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	2AST Western Asset Core Plus Bond Portfolio Western Asset Management Company, LLC. Western Asset Management Company Limited	0.77%	8.11%	5.81%	4.95%
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Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks long-term growth of capital.	Davis Value Portfolio Investment Adviser. Davis Selected Advisers, L.P. serves as the Fund’s investment adviser. Sub-Adviser. Davis Selected Advisers–NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.	0.65%	11.72%	11.66%	10.46%
Seeks long-term capital appreciation.	Wells Fargo VT International Equity Fund - Class 1* Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor	0.69%	4.89%	5.36%	4.11%
Seeks long-term capital appreciation.	Wells Fargo VT Omega Growth Fund - Class 1* Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor	0.75%	43.41%	21.91%	16.40%
Seeks long-term capital appreciation.	Wells Fargo VT Opportunity Fund℠ - Class 1* Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor	0.75%	21.32%	15.12%	12.05%
Seeks long-term capital appreciation.	Wells Fargo VT Small Cap Growth Fund - Class 1* Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor	0.93%	58.09%	22.35%	15.11%
2 These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond portfolio Sub-account (those AST bond portfolios are not available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:
(a) a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;
(b) the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c) a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.
The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.
* See important information below regarding certain portfolios. This information includes annual expenses that reflect temporary fee reductions.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series I shares)
Invesco Advisers, Inc. (“Invesco” or the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I shares to 0.80% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2022. During its terms, the fee waiver agreement cannot be terminated or amended to increase the expense limit without approval of the Board of Trustees.

AST Academic Strategies Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.0242% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees

A-3

AST AllianzGI World Trends Portfolio
The Manager has contractually agreed to waive 0.047% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Fidelity Institutional AM® Quantitative Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.91% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.060% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Portfolio
The Manager has contractually agreed to waive 0.0185% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Hedged Equity Portfolio
The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Wells Fargo VT International Equity Fund - Class 1
 The Manager has committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.69% for Class 1 and 0.94% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo VT Omega Growth Fund - Class 1
The Manager has committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo VT Opportunity Fund℠ - Class 1
The Manager has committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo VT Small Cap Growth Fund - Class 1
The Manager has committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.95% for Class 1 and 1.20% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).
Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST).  AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST.

PGIM Real Estate is a business unit of PGIM, Inc.
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APPENDIX B – FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT
We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter this pre-determined mathematical formula.

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
▪ AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)
▪ V is the current Account Value of the elected Sub-accounts of the Annuity
▪ F is the current Account Value of the Fixed Allocations
▪ G is the Principal Value of the guarantee
▪ t is the number of whole and partial years between the current Valuation Day and the maturity date.
▪ t i is the number of whole and partial years between the next Valuation Day (i.e., the Valuation Day immediately following the current Valuation Day) and the maturity date.
▪ r is the fixed rate associated with Fixed Allocations of length t (t 1 is rounded to the next highest whole number to determine this rate) as of the current Valuation Day.
▪ r i is the fixed rate associated with Fixed Allocations of length t 1 (t 1 is rounded to the next highest whole number to determine this rate) as of the next Valuation Day.
▪ M is the total maturity value of all Fixed Allocations, i.e., the total value that the Fixed Allocations will have on the maturity date of the guarantee if no subsequent transactions occur.
The formula determines, on each Valuation Day, when a transfer is required.
The formula begins by determining a “cushion”, D:

D	=	1 – [(G – M) / (1 + r)ti] / V
Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:
A transfer into the Fixed Allocations will occur if D < 0.20, V > 0, and V > 0.02 * AV.
The transfer amount is calculated by the following formula:

T	=	MIN(V, (V * (0.75 * (1 + ri)ti – G + M) / (0.75 * (1 + ri)ti – (1 + r)t)))
A transfer from the Fixed Allocations to the Sub-accounts will occur if D > 0.30 and F > 0.
The transfer amount is calculated by the following formula:

T	=	MIN(F, (V * (0.75 * (1 + ri)ti – G + M) / ((1 + r)[t] – 0.75 * (1 + ri)ti)))

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APPENDIX C – FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT
We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter the formula.

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
▪ AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)
▪ V is the current Account Value of the elected Sub-accounts of the Annuity
▪ F is the current Account Value of the Fixed Allocations
For each guarantee provided under the program,
▪ G i is the Principal Value of the guarantee
▪ t i is the number of whole and partial years until the maturity date of the guarantee.
▪ r i is the current fixed rate associated with Fixed Allocations of length t i (t i is rounded to the next highest integer to determine this rate).
The formula determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each guarantee the value (L i ) that, if appreciated at the current fixed rate, would equal the Principal Value on the applicable maturity date. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + ri)ti
Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:
A transfer into the Fixed Allocations will occur if L > (AV – 0.2 * V), and V > 0.
The transfer amount is calculated by the following formula:

T	=	MIN(V, (V – (1 / 0.23) * (AV – L)))
A transfer from the Fixed Allocations to the Sub-accounts will occur if L < (AV – 0.26 * V), and F > 0.
The transfer amount is calculated by the following formula:

T	=	MIN(F, ((1 / 0.23) * (AV – L) – V))
C-1

This prospectus describes the important features of the Annuity and provides information about Prudential Annuities Life Assurance Corporation (“Prudential Annuities”, “PALAC”, “we”, “our” or “us”) and Prudential Annuities Life Assurance Corporation Variable Account B (Separate Account).
We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (SAI) that includes additional information about the Annuity, PALAC and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity, or to make other investor inquiries, please call 1-888-PRU-2888. The SAI is also available at our website, https://www.prudential.com/personal/annuities/annuity-prospectuses .
We file periodic reports and other information about the Annuity and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Edgar Contract Identifier: C000010699                                        EVAPROS

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

Edgar Contract Identifier: C000010699                                        EVAPROS

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
Prudential Annuities Life Assurance Corporation Variable Account B
A Prudential Financial Company
One Corporate Drive, Shelton, Connecticut 06484
ADVANCED SERIES ADVISOR PLAN SM II PREMIER (“ASAP II SM ”)
This Prospectus describes Advanced Series Advisor Plan SM II Premier, a flexible premium deferred annuity (the “Annuity”), offered by Prudential Annuities Life Assurance Corporation, formerly named American Skandia Life Assurance Corporation (“Prudential Annuities”, “PALAC”, “we”, “our” or “us”). The Annuity provides for the potential accumulation of retirement savings and retirement income through annuitization. The Annuity is intended for retirement or other long-term investment purposes. This prospectus describes all material rights and obligations of Annuity owners under the Annuity contracts.
If you are receiving this prospectus, it is because you currently own the Annuity. The Annuity is no longer offered for new sales. Please read this prospectus and retain it for future reference.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), paper copies of the annual and semi-annual shareholder reports for Portfolios available under your Annuity will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolios electronically anytime at our website www.prudential.com/personal/annuities/annuity/annuity-prospectuses . You may elect to receive all future reports in paper free of charge by calling 1-888-PRU-2888.
In compliance with U.S. law, Prudential Annuities delivers this prospectus to Annuity Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Annuity Owners while outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value.
______________________________________________________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
 ______________________________________________________________________________________________________________________
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.
FOR FURTHER INFORMATION CALL 1-888-PRU-2888 OR VISIT: WWW.PRUDENTIAL.COM

Prospectus Dated: April 30, 2021	Statement of Additional Information Dated: April 30, 2021

FUSIASAPIIPROS

(i)

(ii)

GLOSSARY OF TERMS
Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

Account Value: The value of each allocation to a Sub-account or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC") and/or any Annual Maintenance Fee. The Account Value includes any additional amounts we applied to your Purchase Payments that we are entitled to recapture under certain circumstances. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.
Annuitization: The application of Account Value to one of the available annuity options for the Annuitant to begin receiving periodic payments for life, for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.
Annuity Date: The date you choose for annuity payments to commence. A maximum Annuity Date may apply.
Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.
Code: The Internal Revenue Code of 1986, as amended from time to time.
Co-Annuitant: The person shown on the contract data pages who becomes the Annuitant upon the death of the Annuitant before the Annuity Date. No Co-Annuitant may be designated if the Owner is a non-natural person.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Custodial Account: A trust or custodial account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
Fixed Allocation: An allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation period. Please see the separate prospectus covering the Market Value Adjusted Fixed Allocation Investment Option.
Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.
Interim Value: The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.
Issue Date: The effective date of your Annuity.
Market Value Adjustment : A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day other than the Maturity Date of such Fixed Allocation. Please see the separate prospectus covering the Market Value Adjusted Fixed Allocation Investment Option.
Portfolio: Any underlying mutual fund which may be selected as an investment option by the Owner. The terms “Fund” and “Portfolio” are used interchangeably. Some of the Portfolios use the term “Fund” and others use the term “Portfolio” in their respective prospectuses.
Separate Account: Prudential Annuities Life Assurance Corporation Variable Account B. The assets supporting your allocations to the variable investment options under the Annuity. Separate Account assets held in support of the Annuity are kept separate from all our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Sub-account: A division of the Separate Account. Each Sub-account invests in a particular Portfolio.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.
Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge, the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we are entitled to recapture upon surrender of your Annuity.
Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

KEY INFORMATION

Important Information You Should Consider About the Annuity
Fees and Expenses
Charges for Early Withdrawals	If you withdraw money from the Annuity within 7 years following your last premium payment, you may be assessed a surrender charge. The maximum surrender charge is 7.5% of the premium payment, and a surrender charge may be assessed up to 7 years after the last premium payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $7,500 on a $100,000 withdrawal.
For more information on early withdrawal charges, please refer to the "Fees and Charges" section of this prospectus.
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions. Charges may be applied to transfers (if more than 20 in an Annuity Year) or if state or local premium taxes are assessed.
For more information on transaction charges, please refer to the "Fees and Charges" section of this prospectus.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract	1.460%*	1.460%*
	Investment options	0.57%	1.97%
(Portfolio fees and expenses)
	Optional benefits available for an additional charge	0.25%*	10.50%*
(for a single optional benefit, if elected)
* Charge based on average daily assets allocated to the Sub-accounts.
Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Annuity, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost	Highest Annual Cost
	$2,044	$6,322
	Assumes:	Assumes:
	· Investment of $100,000	· Investment of $100,000
	· 5% annual appreciation	· 5% annual appreciation
	· Least expensive Portfolio fees and expenses	· Most expensive combination of optional benefits and Portfolio fees and expenses
	· No optional benefits	· No sales charges
	· No sales charges	· No additional purchase payments, transfers or withdrawals
· No additional purchase payments, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to the "Fee Table" section of this prospectus.

Risks
Risk of Loss	You can lose money by investing in the Annuity.
For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Not a Short-Term Investment	The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing purchase payments in the Annuity is consistent with the purpose for which the investment is being considered.
For more information on the short-term investment risks, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Risks Associated with Investment Options	An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Annuity, including the Fixed Allocations, each of which has its own unique risks. You should review the investment options before making an investment decision. The Fixed Allocations may be subject to a Market Value Adjustment, which can be negative, causing you to lose money.
For more information on the risks associated with investment options, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Insurance Company Risks	An investment in the Annuity is subject to the risks related to Prudential Annuities Life Assurance Corporation. Any obligations (including under any Fixed Allocation), guarantees, or benefits are subject to the claims-paying ability of Prudential Annuities Life Assurance Corporation. More information about Prudential Annuities Life Assurance Corporation is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on insurance company risks, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Restrictions
Investments	You may make twenty (20) free transfers between investment options each Annuity Year. After the twentieth transfer in each Annuity Year, we will charge $10 for each additional transfer.
If you select an optional benefit, your selection of investment options may be limited.
Prudential Annuities Life Assurance Corporation reserves the right to remove or substitute Portfolios as investment options.

We may impose limitations on an investment professional's or investment advisor's ability to request financial transactions on your behalf.
For more information on investment and transfer restrictions, please refer to the "Fees and Charges" section, "Appendix A", the "What are Separate Accounts?" section and the "May I Authorize My Investment Professional to Manage My Account?" section of this prospectus.

Optional Benefits	You may be able to obtain optional benefits, which may require additional charges. If you elect to purchase one or more optional benefits, we will deduct an additional charge on a daily or annual basis from your Account Value allocated to the Sub-accounts. The charge for each optional benefit is deducted in addition to the Insurance Charge due to the increased insurance risk associated with the optional benefits. Any withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
For more information on optional benefits under the Annuity, please refer to the "Benefits Available Under the Annuity" section of this prospectus.
Taxes
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to the 10% additional tax for distributions taken prior to age 59 1/2.

For more information on tax implications, please refer to "Tax Considerations" section of this prospectus.
Conflicts of Interest
Investment Professional Compensation
Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on your investment in the Annuity.

For more information on investment professional compensation, please refer to the "Who Distributes Annuities Offered by Prudential Annuities?" section of this prospectus.
Exchanges	Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Annuity is no longer sold.
For more information on exchanges, please refer to the "Who Distributes Annuities Offered by Prudential Annuities?" section of this prospectus.

OVERVIEW OF THE ANNUITY
The Annuity is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. This Annuity is a “flexible premium deferred annuity.” It is called “flexible premium” because you have considerable flexibility in the timing and amount of premium payments. Generally, investors “defer” receiving annuity payments until after an accumulation period. This Annuity may be appropriate for investors accumulating retirement savings on a tax deferred basis and would seek guaranteed income through an annuity payment option.
The Annuity also offers a basic Death Benefit that could protect your retirement savings if you die during a period of declining markets, depending on when you die. It also offers optional Death Benefits that provide enhanced levels of protection for your beneficiary(ies) for an additional charge. It offered the Plus40™ Optional Life Insurance Rider that provides an income tax-free life insurance benefit to your beneficiary(ies) for an additional charge. The Plus40™ Optional Life Insurance Rider is no longer available. It may be used as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Roth IRA or Tax-Sheltered Annuity (or 403(b)). It may also be used as an investment vehicle for “non-qualified” investments. The Annuity allows you to invest your money in several variable investment options as well as in one or more fixed investment options.
We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options
The Annuity features two distinct phases-the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options. The variable investment options, each a Sub-account of the Separate Account, invest in an underlying Portfolio. The Fixed Allocation provides a fixed rate of return for a set period of time. Withdrawals during that period of time may be subject to a Market Value Adjustment, which can reduce your initial investment. Additional information about the Portfolios is provided in Appendix A to the prospectus.
During the payout period (after annuitization), you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis. After annuitization, the Death Benefits and optional benefits described in this prospectus will no longer apply.
You can withdraw a limited amount of money from your Annuity on an annual basis without any charges. Other product features allow you to access your Account Value at any time, although a charge may apply.
Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Annuity, surrender or make withdrawals from the Annuity, or transfer Account Value between investment options. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the "Fees and Charges" section.

Transaction Expenses
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage of each purchase payment)[1]	7.5%
Transfer Fee[2]	$10
1. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period is measured from the date of each Purchase Payment.
2. You may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10 for each transfer after the twentieth in each Annuity Year.
The following Contingent Deferred Sales Charge percentages apply based on the year of the surrender or withdrawal:

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8+
7.5%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	—
The next table describes the maximum fees and expenses that you will pay each year during the time that you own the Annuity (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Annuity Expenses	Maximum
Administrative Expenses[1] (assessed annually on the Annuity’s anniversary date or upon surrender)	Lesser of $30 or 2% of Account Value
Base Contract Expenses[2] (based on the average daily net assets of the Sub-accounts)	1.40%
Your Optional Benefit Fees and Charges
Guaranteed Return Option (based on the average daily net assets of the Sub-accounts)	0.50%
Guaranteed Return Option Plus (based on the average daily net assets of the Sub-accounts)	0.50%
Enhanced Beneficiary Protection Death Benefit (based on the Account Value)	0.75%
Guaranteed Minimum Death Benefit (based on current Death Benefit)	0.55%
Plus40(TM) Optional Life Insurance Rider (based on your age and your Account Value as of the Issue Date of your Annuity). Please refer to Appendix C for a complete description of charges.	Charges range from .80% for Owners age 40 - 75 to 10.50% for Owners age 95.
1. The Administrative Expense is referred to as "Annual Maintenance Fee" elsewhere in this Prospectus.
2. The Base Contract Expense is referred to as the "Insurance Charge" elsewhere in this Prospectus.
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Annuity. A complete list of Portfolios available under the Annuity, including their annual expenses, may be found at Appendix A of this prospectus.

Annual Portfolio Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.57%	1.97%
Example
This Example is intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses.
The Example assumes that you invest $100,000 in the annuity contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Expenses and optional benefits available for an additional charge. The first example assumes a contract with GRO Plus, Enhanced Beneficiary Protection Death Benefit and Plus40 (TM) . The

second example assumes a contract with GRO Plus and Enhanced Beneficiary Protection Death Benefit. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ASAP II Premier with GRO Plus, Enhanced Beneficiary Protection Death Benefit and Plus40(TM)
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your Annuity at the end of the applicable time period:	$13,822	$26,500	$39,222	$79,336	$12,446	$22,577	$33,034	$69,768
If you annuitize at the end of the applicable time period:	$6,322	$19,000	$31,722	$71,836	$4,946	$15,077	$25,534	$62,268
If you do not surrender your Annuity:	$6,322	$19,000	$31,722	$71,836	$4,946	$15,077	$25,534	$62,268

ASAP II Premier with GRO Plus and Enhanced Beneficiary Protection Death Benefit
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your Annuity at the end of the applicable time period:	$11,465	$18,006	$24,199	$41,365	$10,055	$13,846	$17,391	$28,443
If you annuitize at the end of the applicable time period:	$3,965	$12,006	$20,199	$41,365	$2,555	$7,846	$13,391	$28,443
If you do not surrender your Annuity:	$3,965	$12,006	$20,199	$41,365	$2,555	$7,846	$13,391	$28,443

PRINCIPAL RISKS OF INVESTING IN THE ANNUITY
The risks identified below are the principal risks of investing in the Annuity. The Annuity may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options. You take all the investment risk for amounts allocated to one or more of the Sub-Accounts, which invest in Portfolios. If the Sub-Accounts you select increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolios in which your Sub-Accounts invest. We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.
Insurance Company Risk. No company other than PALAC has any legal responsibility to pay amounts that PALAC owes under the Annuity, including amounts allocated to the Fixed Allocations. You should look to the financial strength of PALAC for its claims-paying ability. PALAC is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect PALAC and our ability to conduct business and process transactions. Although PALAC has business continuity plans, it is possible that the plans may not operate as intended or required and that PALAC may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Possible Adverse Tax Consequences. The tax considerations associated with the Annuity vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Annuity, you should consult with a qualified tax adviser for complete information and advice. For example, distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to an 10% additional tax in addition to ordinary income taxes on any gain.
Possible Fees on Access to Account Value. We may apply fees if you access your Account Value during the accumulation period or surrender your Annuity. For example, in addition to possible tax consequences discussed above, you may incur fees for accessing your Account Value such as a Contingent Deferred Sales Charge, Annual Maintenance Fee, Tax Charge, and/or a charge for any optional benefits. In addition, we may assess a Market Value Adjustment for withdrawals from a Fixed Allocation.
Not a Short-Term Investment. The Annuity is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
Effect of Withdrawals on Benefits. If you have elected certain Optional Benefits, a withdrawal may reduce the amount of your Benefit on more than a dollar for dollar basis.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Annuity. An investment in the Annuity is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT OPTIONS
WHAT ARE THE VARIABLE INVESTMENT OPTIONS?
Each variable investment option is a Sub-account that invests exclusively in a single Portfolio. Please refer to Appendix A for certain information regarding each Portfolio, including (i) its name, (ii) its type ( e.g. , money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses, and (v) performance. There is no guarantee that any underlying Portfolio will meet its investment objective. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. The prospectuses for the Portfolios can be found online at https://www.prudential.com/personal/annuities/annuity-prospectuses . You can also request this information at no cost by calling 1-888-PRU-2888.
WHAT ARE THE FIXED INVESTMENT OPTIONS?
We offer fixed investment options of different durations during the accumulation period. These “Fixed Allocations” earn a guaranteed fixed rate of interest for a specified period of time, called the “Guarantee Period.” In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a “Market Value Adjustment”. The Market Value Adjustment can either be positive or negative, depending on the rates that are currently being credited on Fixed Allocations. You may allocate Account Value to more than one Fixed Allocation at a time.
Please refer to the separate prospectus covering the Market Value Adjusted Fixed Allocation Investment Option for more information.
Fixed Allocations may not be available in all states. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call Prudential Annuities at 1-888-PRU-2888 to determine availability of Fixed Allocations in your state and for your annuity product.
The Market Value Adjusted Fixed Allocation Investment Option is registered with the SEC on a separate registration statement. That registration statement explains how the option works, including the Market Value Adjustment and how that can impact your allocation.
HOW DO THE FIXED INVESTMENT OPTIONS WORK?
The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-888-PRU-2888.
A Guarantee Period for a Fixed Allocation begins:
• when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
• upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
• when you “renew” a Fixed Allocation by electing a new Guarantee Period.
To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see “Do You Offer Dollar Cost Averaging?”) or a balanced investment program (see “Do you offer programs designed to guarantee a “Return of Premium” at a future date?”). The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.
Please see the separate prospectus for the Market Value Adjusted Fixed Allocation Investment Option for information on how the market value adjustment works. That registration statement explains how the option works, including the Market Value Adjustment and how that can impact your allocation.
HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally, the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts.
We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

Please see the separate prospectus for the Market Value Adjusted Fixed Allocation Investment Option for information on how the market value adjustment works. That registration statement explains how the option works, including the Market Value Adjustment and how that can impact your allocation.
WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date. We will not charge a Market Value Adjustment if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options.
If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, it will be renewed for a Fixed Allocation of the same duration if then available.

FEES AND CHARGES
WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a Contingent Deferred Sales Charge or CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the date we receive a Purchase Payment as Year 1. The amount of the CDSC applicable to each Purchase Payment decreases over time, measured from the date the Purchase Payment is applied. The CDSC percentages are shown below.

YEARS	1	2	3	4	5	6	7	8+
CHARGE (%)	7.5	7	6	5	4	3	2	0

Each Purchase Payment has its own CDSC period . When you make a withdrawal, we assume that the oldest Purchase Payment is being withdrawn first so that the lowest CDSC is deducted from the amount withdrawn. After seven (7) complete years from the date you make a Purchase Payment, no CDSC will be assessed if you withdraw or surrender that Purchase Payment. Under certain circumstances you can withdraw a limited amount of Account Value without paying a CDSC. This is referred to as a " Charge Free Withdrawal. " Charge Free Withdrawals are not treated as a withdrawal of Purchase Payments for purposes of calculating the CDSC on a subsequent withdrawal or surrender. Withdrawals of amounts greater than the maximum Charge Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC. For purposes of calculating the CDSC on a surrender or a partial withdrawal, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Charge Free Withdrawal provision or if your Account Value has declined in value due to negative sub-account performance.

We may waive the CDSC under certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Charge Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

Exceptions to the Contingent Deferred Sales Charge
We do not apply the CDSC provision on Annuities owned by a member of the designated class, including: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with Prudential Annuities Distributors, Incorporated; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h) above; and (j) the siblings of any such persons noted in (b) through (h) above.

You must notify us at the time you apply for an Annuity if you are a member of the designated class. Prudential Annuities is not responsible for monitoring whether you qualify as a member of the designated class. If you fail to inform us that you qualify as a member of the designated class, your Annuity will not be eligible for this exception to the CDSC.

Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a dollar cost averaging program when we count the twenty free transfers. Transfers made as part of a rebalancing, market timing or third party investment advisory service will be subject to the twenty-transfer limit. However, all transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs.

Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $30.00 or 2% of your Account Value invested in the variable investment options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender.

Tax Charges: Several states and some municipalities charge premium taxes or similar taxes. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3.5%. We generally will deduct the amount of tax payable at the time the tax is imposed, but may also decide to deduct tax charges from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments.
COMPANY TAXES
We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.
WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?
Insurance Charge: We deduct an Insurance Charge daily against the average daily assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge (1.25%) and the Administration Charge (0.15%). The total charge is equal to 1.40% on an annual basis. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under the Annuity, including the Annuity’s basic death benefit that provides guaranteed benefits to your beneficiaries even if the sub-account declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under this Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.
Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual cost of providing the guaranteed insurance obligations under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering the Annuity. The Insurance Charge is deducted against your Annuity's Account Value and any increases or decreases in your Account Value based on sub-account fluctuations of the Sub-accounts. Any profit that Prudential Annuities may make on the Insurance Charge may include profits based on market appreciation of the Sub-account values.
The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.
Benefits Available Under the Annuity

For information about the benefits available under the Annuity and their corresponding charges, please refer to page 25 of this prospectus.
WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not assess any charges directly against the Portfolios. However, each Portfolio pays charges, fees and expenses, which are deducted daily by each Portfolio before it provides Prudential Annuities with the net asset value as of the close of business each day. More detailed information about fees and charges can be found in Appendix A to this prospectus and the prospectuses for the Portfolios.
WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also consider mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the variable investment options or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation. Please see the separate prospectus for the Market Value Adjusted Fixed Allocation Investment Option.
WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

In certain states a tax is due if and when you exercise your right to receive periodic annuity payments. The amount payable will depend on the applicable jurisdiction and on the annuity payment option you select. If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of the CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

PURCHASING YOUR ANNUITY
Please note that these Annuities are no longer available for new sales.
WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?
Initial Purchase Payment : The minimum initial Purchase Payment was $1,000. However, if you decided to make payments under a systematic investment or “bank drafting” program, we accepted a lower initial Purchase Payment provided that, within the first Annuity Year, you made at least $1,000 in total Purchase Payments.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may have applied certain limitations and/or restrictions on the Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under the Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under the Annuity or restricting the Sub-accounts that are available. Other limitations and/or restrictions may apply.

Age Restrictions: There was no age restriction to purchase the Annuity. However, the basic Death Benefit provides greater protection for persons under age 90. The availability of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity.

Owner, Annuitant and Beneficiary Designations: On your Application, we asked you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

▪ Owner : The Owner(s) holds all rights under the Annuity. You may name more than one Owner in which case all ownership rights are held jointly. However, this Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
▪ Annuitant : The Annuitant is the person we agree to make annuity payments to and upon whose life we continue to make such payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. Where allowed by law, you may name one or more Contingent Annuitants. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.
▪ Beneficiary : The Beneficiary is the person(s) or entity you name to receive the death benefit. If no beneficiary is named the death benefit will be paid to you or your estate.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek tax advice on the income, estate and gift tax implications of your designations.

MANAGING YOUR ANNUITY
MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner, Annuitant and Beneficiary designations. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
▪ a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
▪ a new Annuitant subsequent to the Annuity Date;
▪ for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;
▪ a change in Beneficiary if the Owner had previously made the designation irrevocable;
▪ a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors (if allowed by state law); and
▪ a new Annuitant for a contract issued to a grantor trust where the new Annuitant is not the grantor of the trust.
Unless prohibited by applicable State Law, we reserve the right to refuse a proposed change of Owner and/or Beneficiary, and a proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
▪ a company(ies) that issues or manages viatical or structured settlements;
▪ an institutional investment company;
▪ an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or
▪ a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse. Upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.
Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Code”) (or any successor Code section thereto) (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
Note that any division of your Annuity due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the nonowner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled “Spousal Owners/Spousal Beneficiaries” for more information about how the Annuity can be continued by a Custodial Account.
MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
The Annuity includes a right to cancel period. This is often referred to as a “free-look.” Depending on the state in which you purchase your Annuity and, in some states, if you purchase the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, twenty-one (21) days or longer, measured from the time that you receive your Annuity. The Annuity is no longer sold.
MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

The minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in the Systematic Investment Program or a periodic purchase payment program. We will allocate any additional Purchase Payments you make according to your most recent allocation instructions, unless you request new allocations when you submit a new Purchase Payment.
MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. This type of program is often called "bank drafting". We call our bank drafting program the "Systematic Investment Program." Purchase Payments made through bank drafting may only be allocated to the variable investment options when applied. Bank drafting allows you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments that will equal at least $1,000 during the first 12 months of your Annuity. We may suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.
MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $1,000.

MANAGING YOUR ACCOUNT VALUE
HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See “Valuing Your Investment” for a description of our procedure for pricing initial and subsequent Purchase Payments.)
Initial Purchase Payment : Once we accepted your application, we invested your net Purchase Payment in the Annuity. The net Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. The Annuity is no longer sold.
Subsequent Purchase Payments : We will allocate any additional Purchase Payments you make according to your current allocation instructions. If any rebalancing or asset allocation programs are in effect, the allocation should conform with such a program. We assume that your current allocation instructions are valid for subsequent Purchase Payments until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.
ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation period you may transfer Account Value between investment options. Transfers are not subject to taxation on any gain. We currently limit the number of Sub-accounts you can invest in at any one time to twenty (20). However, you can invest in an unlimited number of Fixed Allocations. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account on a proportional basis to the other investment options to which you transferred.
We may impose specific restrictions on financial transactions for certain Portfolios based on the Portfolio’s investment restrictions. Currently, any purchase, redemption or transfer involving the Rydex or ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a Rydex or ProFunds VP Sub-account will be extended to ½ hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities’ website ( www.prudential.com ).
Currently, we charge $10 for each transfer after the twentieth (20 th ) in each Annuity Year, including transfers made as part of any rebalancing, market timing, asset allocation or similar program which you have authorized. Transfers made as part of a dollar cost averaging program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs.
Frequent Transfers
Frequent transfers among investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a portfolio manager to manage a portfolio’s investments. Frequent transfers may cause the portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Considering the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio ( e.g. , by a Portfolio’s portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions. With respect to each Annuity, we track amounts exceeding a certain dollar threshold that were transferred into a Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs; (ii) do not count any transfer that solely involves a holding account; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

We reserve the right to effect transfers on a delayed basis for all annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.

There are owners of different variable annuity contracts that are funded through the same separate account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by PALAC as well as other insurance companies that have the same Portfolios available to them. Since some Owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the Portfolios ( e.g. , greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between Sub-Accounts that are discussed above, if the financial professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an Portfolio’s assets which may affect all Owners invested in the affected Portfolios. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners (including an Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus you) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-Account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-Account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
DO YOU OFFER DOLLAR COST AVERAGING?

Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount each month from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. Dollar Cost Averaging allows you to invest regularly each month, regardless of the current unit value (or price) of the Sub-account(s) you invest in. This enables you to purchase more units when the sub-account price is low and fewer units when the sub-account price is high. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining sub-account. We do not deduct a charge for participating in a Dollar Cost Averaging program.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average from variable investment options or Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
▪You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
▪You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
▪Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

Prudential Annuities originally offered Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program ("DCA Fixed Allocations"). DCA Fixed Allocations are designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. DCA Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a DCA Fixed Allocation. We discontinued offering these 6 and 12 month Fixed Allocations beginning on May 1, 2019.

Account Value allocated to the DCA Fixed Allocation will be transferred to the Sub-accounts you choose under the Dollar Cost Averaging program. Dollar Cost Averaging transfers will begin on the day following the date the DCA Fixed Allocation is established and each month following until the entire principal amount plus earnings is transferred. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s).
DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?

Yes. During the accumulation period, we offer automatic rebalancing among the variable investment options you choose. You can choose to have your Account Value rebalanced monthly , quarterly, semi-annually, or annually. On the appropriate date, your variable investment options are rebalanced to the allocation percentages you request. For example, over time the performance of the variable investment options will differ, causing your percentage allocations to shift. With automatic rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. If you request a transfer from or into any variable investment option participating in the automatic rebalancing program, we will assume that you wish to change your rebalancing percentages as well, and will automatically adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum Account Value of at least $10,000 to enroll in automatic rebalancing. All rebalancing transfers made on the same day as part of an automatic rebalancing program are considered as one transfer when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an automatic rebalancing program.
DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two different programs for investors who wish to invest in the variable investment options but also wish to protect their principal, at least as of a specific date in the future. You may not want to use either of these programs if you expect to begin taking annuity payments before the program would be completed.
Balanced Investment Program
We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the variable investment options that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under the Annuity. Account Value you allocate to the variable investment options is subject to sub-account fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

Example
Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10- year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

*The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

Guaranteed Return Option (GRO) SM /Guaranteed Return Option (GRO Plus) SM
We also offer a seven-year program where we monitor your Account Value daily and systematically transfer amounts between Fixed Allocations and the variable investment options you choose. For more information about this option, please refer to the "Benefits Available Under the Annuity" section of this prospectus.
MAY I AUTHORIZE MY INVESTMENT PROFESSIONAL TO MANAGE MY ACCOUNT?

Yes. You may authorize your investment professional to direct the allocation of your Account Value and to request financial transactions between investment options while you are living, subject to our rules. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your investment professional if you fail to inform us that such person’s authority has been revoked. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

We or an affiliate of ours may provide administrative support to licensed, registered investment professionals or investment advisors who you authorize to make financial transactions on your behalf. These investment professionals may be firms or persons who also are appointed by us as authorized sellers of the Annuity. However, we do not offer advice about how to allocate your Account Value under any circumstance. Any investment professionals you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any recommendations such investment professionals make, any market timing or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

We may require investment professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the investment professional’s or investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) on Prudential Annuities. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your investment professional. Your investment professional will be informed of all such restrictions on an ongoing basis. We may also require that your investment professional transmit all financial transactions using the electronic trading functionality available through our website (www.prudentialannuities.com). Limitations that we may impose on your investment professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

ACCESS TO ACCOUNT VALUE
WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?

During the accumulation period you can access your Account Value through Partial Withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called " Charge Free Withdrawals." In addition, under certain circumstances, we may waive the CDSC for surrenders made for qualified medical reasons or for withdrawals made to satisfy Minimum Distribution requirements. Unless you notify us differently, withdrawals are taken on a proportional basis based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.
ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?

(For more information, see "Tax Considerations")

During the Accumulation Period
A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in the Annuity. Once the tax basis in the Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
CAN I WITHDRAW A PORTION OF MY ANNUITY?

Yes, you can make a withdrawal during the accumulation period.

▪T o meet liquidity needs, you can withdraw a limited amount from your Annuity during each of Annuity Years 1-7 without a CDSC being applied. We call this the "Charge Free Withdrawal" amount. The Charge Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Charge Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity. The minimum Charge Free Withdrawal you may request is $100.

▪ You can also make withdrawals in excess of the Charge Free Withdrawal amount. We call this a "Partial Withdrawal." The amount that you may withdraw will depend on the Annuity’s Surrender Value. The Surrender Value is equal to your Account Value minus any CDSC, the Annual Maintenance Fee, the Tax Charge, any charges for optional benefits and any Market Value Adjustment that may apply to any Fixed Allocations. After any Partial Withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial Withdrawal request as a request to fully surrender your Annuity. The minimum Partial Withdrawal you may request is $100.

When we determine if a CDSC applies to Partial Withdrawals and Systematic Withdrawals, we will first determine what, if any, amounts qualify as a Charge Free Withdrawal. Those amounts are not subject to the CDSC. Partial Withdrawals or Systematic Withdrawals of amounts greater than the maximum Charge Free Withdrawal amount will be subject to a CDSC.

You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our website at www.prudentialannuities.com.
HOW MUCH CAN I WITHDRAW AS A CHARGE FREE WITHDRAWAL?

The Charge Free Withdrawal provision that applies to your Annuity depends on its Issue Date and your residence state. We began offering a new Charge Free Withdrawal provision in most states as of May 1, 1996. The Charge Free Withdrawal provision also varies depending on whether your

Annuity is used as a funding vehicle for a qualified plan under Section 401 of the Code. As of the date of this Prospectus, we are no longer offering the Annuity for use with Section 401 plans.

Annuities Issued on or after May 1, 1996
The maximum Charge Free Withdrawal amount during any Annuity Year is the greater of:
1. the "Growth" in the Annuity; or
2. 10% of Purchase Payments that, as of the date of the withdrawal, have been invested for less than the CDSC period (with your Annuity, seven (7) years), minus any prior Charge Free Withdrawals, or amounts deemed to come from Charge Free Withdrawals, during the then current Annuity Year.
3. The "emergency amount" available each Annuity Year minus any prior Charge Free Withdrawals or amounts deemed to come from Charge Free Withdrawals. The "emergency amount" on the Issue Date is 10% of the initial Purchase Payment. At the beginning of each subsequent Annuity Year, the "emergency amount" is increased by 10% of all Purchase Payments that have been invested for less than the CDSC period, subject to a maximum of 50%. During any Annuity Year, the "emergency amount" is increased by 10% of all Purchase Payments applied during the Annuity Year.

Annuities Issued before May 1, 1996
The maximum Charge Free Withdrawal amount during any Annuity Year is the greater of:
1. the "Growth" in the Annuity; or
2. 10% of Purchase Payments that, as of the date of the withdrawal, have been invested for less than the CDSC period (with your Annuity, seven (7) years), minus any prior Charge Free Withdrawals, or amounts deemed to come from Charge Free Withdrawals, during the then current Annuity Year.
3. The "emergency amount" available each Annuity Year on or after Annuity Year 1 is 35% of all Purchase Payments that have been invested for less than the CDSC period (with your Annuity, seven (7) years) minus the sum of all prior withdrawals of any type.

Annuities used as funding vehicles for Section 401 Plans
The maximum Charge Free Withdrawal amount during any Annuity Year is the same as above based on the Issue Date of the Annuity. However, Item (2) of each provision is as follows:

1. 20% of Purchase Payments that, as of the date of the withdrawal, have been invested for less than the CDSC period (with your Annuity, seven (7) years), minus any prior Charge Free Withdrawals, or amounts deemed to come from Charge Free Withdrawals, during the then current Annuity Year.

Under each provision above, "Growth" equals the current Account Value less all Purchase Payments that have been invested for less than the CDSC period and have not been previously withdrawn. "Growth" does not include any additional amounts we applied to your Annuity based on your Purchase Payments.

NOTE: Charge Free Withdrawals do not reduce the amount of any CDSC that would apply upon a partial withdrawal or subsequent surrender. The minimum Charge Free Withdrawal you may request is $100. We may apply a Market Value Adjustment to any Fixed Allocations.

Examples
The following hypothetical examples assume that your Annuity was issued on or after May 1, 1996.

1. Assume you make an initial Purchase Payment of $10,000 and make no additional Purchase Payments. Assume that in Annuity Year 3, due to positive investment performance, your Account Value is $12,500. If you have made no previous Charge Free Withdrawals, the maximum Charge Free Withdrawal amount in Annuity Year 3 would be the greater of Growth (Account Value minus Purchase Payments = $2,500), 10% of Purchase Payments ($1,000) or 30% of Purchase Payments ($3,000). Your maximum Charge Free Withdrawal amount in Annuity Year 3 would be $3,000.

2. Assume you make an initial Purchase Payment of $10,000 and make no additional Purchase Payments. Assume that in Annuity Year 3, due to positive investment performance, your Account Value is $12,500. Assume you choose to withdraw the Growth, equal to $2,500 in Annuity Year 3. Assume further that in Annuity Year 5, your Account Value has increased to $11,000 due to positive investment performance. The maximum Charge Free Withdrawal amount in Annuity Year 5 would be the greater of Growth (Account Value minus Purchase Payments = $1,000), 10% of Purchase Payments ($1,000) or 50% of Purchase Payments minus the sum of any prior Charge Free Withdrawals ($5,000 - $2,500 = $2,500).

3.    Assume you make an initial Purchase Payment of $10,000 and make no additional Purchase Payments. Assume that in Annuity Year 3, due to positive investment performance, your Account Value is $12,500. Assume you take the maximum Charge Free Withdrawal amount in Annuity Year 3 ($3,000) as described in Item 1 above. Further assume that in Annuity Year 4, you choose to surrender your Annuity. Assume that your Account Value in Annuity Year 4 has increased to $10,500 due to positive investment performance. Upon surrender, we will deduct a CDSC of 5% based on the number of years that your Purchase Payment has been invested times the amount of your Purchase Payment that has not been previously withdrawn. The amount of the previous Charge Free Withdrawal was not subject to a CDSC when withdrawn. Therefore, upon surrender, the amount of the entire Purchase Payment is subject to the CDSC (5.0% of $10,000 = $500). You would receive $10,000 minus the Annual Maintenance Fee.

When we determine if a CDSC applies to Partial Withdrawals and Systematic Withdrawals, we will first determine what, if any, amounts qualify as a Charge Free Withdrawal. Those amounts are not subject to the CDSC. Partial Withdrawal or Systematic Withdrawal of amounts greater than the maximum Charge Free Withdrawal amount will be subject to a CDSC.
IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?

A CDSC may be assessed against a Partial Withdrawal during the accumulation period. Whether a CDSC applies and the amount to be charged depends on whether the Partial Withdrawal exceeds any Charge Free Withdrawal amount and, if so, the number of years that have elapsed since the Purchase Payment being withdrawn has been invested in the Annuity.

1. If you request a Partial Withdrawal we determine if the amount you requested is available as a Charge Free Withdrawal (in which case it would not be subject to a CDSC);

2. If the amount requested exceeds the available Charge Free Withdrawal amount:
▪ First, we withdraw the amount from Purchase Payments that have been invested for longer than the CDSC period, if any (with your Annuity, seven (7) years);
▪ Second, we withdraw the remaining amount from the Purchase Payments that are still subject to a CDSC. We withdraw the "oldest" of your Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.

Any CDSC will only apply to the amount withdrawn that exceeds the Charge Free Withdrawal amount.

For purposes of calculating the CDSC on a partial withdrawal, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Charge Free Withdrawal provision or if your Account Value has declined in value due to negative sub-account performance.

3.    If the amount requested exceeds the amounts available under Item #2 above, we withdraw the remaining amount from any other Account Value.
CAN YOU CLOSE MY ACCOUNT AND INVOLUNTARILY REDEEM MY INVESTMENT?
As explained above, after any Partial Withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial Withdrawal request as a request to fully surrender your Annuity.
CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount. Systematic Withdrawals based on the charge free amount are only available if the contract is still within the surrender charge period and will be calculated based only on the purchase payments that are still subject to CDSC. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a Partial Withdrawal.
Systematic Withdrawals can be made from Account Value allocated to the variable investment options or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. We may require that the Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program of Systematic Withdrawals.
The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.
DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?

Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b) or 408 of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59½ if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions received under this provision in any Annuity Year that exceed the maximum amount available as a Charge Free Withdrawal will be subject to a CDSC. We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the 10% additional tax.
WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?

(See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Minimum Distributions from your Annuity if you are required by law to take such Minimum Distributions from your Annuity at the time it is taken. However, a CDSC may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the minimum distribution requirements in relation to other savings or investment plans under other qualified retirement plans not maintained with Prudential Annuities.

The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum Distributions.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.
CAN I SURRENDER MY ANNUITY FOR ITS VALUE?

Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

For purposes of calculating the CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Charge Free Withdrawal provision or if your Account Value has declined in value due to negative sub-account performance. We may apply a Market Value Adjustment to any Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our website at www.prudentialannuities.com.
WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

Where permitted by law, you may request to surrender your Annuity prior to the Annuity Date without application of any CDSC upon occurrence of a medically-related "Contingency Event". We may apply a Market Value Adjustment to any Fixed Allocations. The amount payable will be your Account Value.

This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:
▪the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
▪if the Owner is one or more natural persons, all such Owners must also be alive at such time;
▪we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;
▪this benefit is not available if the total Purchase Payments received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant; and
▪ proceeds will only be sent by check or electronic fund transfer directly to the Owner.

For contracts issued before May 1, 1996 a "Contingency Event" occurs if the Annuitant is:
▪first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
▪first diagnosed as having a "Fatal Illness" while your Annuity is in force.

For contracts issued on or after May 1, 1996, and where allowed by law, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described above in order to qualify for a medically-related surrender.

The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity options available that provide fixed annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. You must annuitize your entire Account Value; partial annuitizations are not allowed.
When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of the contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.
Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Option 1
Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.
Option 2
Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.
Option 3
Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period.
Option 4
Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.
We may make additional annuity payment options available in the future.
HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?

Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Therefore, making a purchase payment within seven years of the Annuity Date limits your annuity payment options. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

If you have not provided us with your Annuity Date or annuity payment option in writing, then:
▪the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
▪the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.
HOW ARE ANNUITY PAYMENTS CALCULATED?
Fixed Annuity Payments
If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

BENEFITS AVAILABLE UNDER THE ANNUITY
The following table summarizes information about the benefits available under the Annuity.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Restrictions/Limitations
Guaranteed Return Option (GRO)1/Guaranteed Return Option Plus (GRO Plus)[2]	Guarantees a “return of premium” at a future date, while allowing you to allocate all or a portion of your Account Value to the Sub-accounts of your choice.	Optional	0.50% (based on the average daily net assets of the Sub-accounts)	Account Value subject to systematic transfers to and from Fixed Allocations. We may restrict the selection of certain Portfolios. Please refer to Appendix A for variable sub-account availability.
Basic Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	0%	None.
Enhanced Beneficiary Protection Death Benefit[3]	Provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death.	Optional	0.75% (based on the Account Value)	None.
Guaranteed Minimum Death Benefit[3]	Provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit.	Optional	0.55% (based on current Death Benefit)	None.
Plus40(TM) Optional Life Insurance Rider[3]	Provides an income tax-free life insurance benefit for your Beneficiary(ies) that may be useful in offsetting federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Please refer to Appendix C for a complete description of the charges.	Optional	10.50% (based on your age and your Account Value as of the Issue Date of your Annuity )	None.
Prudential Annuities’ Annuity Rewards	Provides an enhancement to the Death Benefit that captures any sub-account gains since the Issue Date of your Annuity so that your beneficiary(ies) would not receive less than an Annuity’s value as of the effective date of the benefit. After the 10th Annuity Year, the Death Benefit would equal the Account Value.	Standard	0%	None.
Performance Advantage	Provides an increase to the Account Value if your Account Value has not reached or exceeded a “target value” on its 10th anniversary.	Standard	0%	None.
Dollar Cost Averaging	Allows you to systematically transfer a percentage amount out of the money market variable investment option and into any other variable investment option(s).	Standard	0%	Minimum allocation requirements.
Automatic Rebalancing	You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select.	Standard	0%	None.
1 The Guaranteed Return Option benefit is no longer available for election. If you currently participate in this benefit, you may re-start the benefit on each anniversary of the issue date.
2 The Guaranteed Return Plus Option benefit is no longer available for election.
3 These benefits are no longer offered and must have been elected at the time that you purchased your Annuity.

DESCRIPTION OF THE BENEFITS AVAILABLE UNDER THE ANNUITY

Guaranteed Return Option (GRO) SM

GRO is no longer available for new elections.
GRO is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period as the “maturity date”) guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the “Protected Principal Value”).
The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts pursuant to a mathematical formula between the Sub-accounts you choose and the Market Value Adjustment Fixed Allocation used to support the Protected Principal Value. There is an additional charge if you elect the Guaranteed Return Option benefit.
The guarantee provided by the benefit exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Market Value Adjustment Fixed Allocation to support our future guarantee, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date.

Key Feature – Protected Principal Value
Under the GRO benefit, Prudential Annuities guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the Protected Principal Value by the amount of the Purchase Payment, and withdrawals reduce the Protected Principal Value (as discussed below).

We will notify you of any amounts added to your Annuity under the benefit. If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the “Guaranteed Amount” in the rider we issue for this benefit.

Key Feature – Allocation of Account Value
GRO uses a mathematical formula that we operate to help manage your guarantees through all market cycles. The formula weighs a number of factors, including the current Account Value, the value in the Sub-accounts, the value in the Market Value Adjustment Fixed Allocations, the Protected Principal Value, the expected value of the Market Value Adjustment Fixed Allocations used to support the guarantee, the time remaining until maturity, and the current crediting rates associated with the Market Value Adjustment Fixed Allocations. In essence, and as detailed in the formula, the formula will transfer Account Value into the Market Value Adjustment Fixed Allocations if needed to support an anticipated guarantee. The formula is set forth in Appendix D. This required formula thus helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Market Value Adjustment Fixed Allocations).

Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the Market Value Adjustment Fixed Allocations, through reference to a “reallocation trigger”. At any given time, some, none, or all of your Account Value may be allocated to the Market Value Adjustment Fixed Allocations. If your entire Account Value is transferred to the Market Value Adjustment Fixed Allocations, the formula will not transfer amounts out of the Market Value Adjustment Fixed Allocations to the Sub-accounts and the entire Account Value would remain in the Market Value Adjustment Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Market Value Adjustment Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Market Value Adjustment Fixed Allocations, if dictated by the formula. The amount of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Market Value Adjustment Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

• The difference between your Account Value (including any Market Value Adjustment) and your Protected Principal Value(s);
• The amount of time until the maturity of your Guarantee(s);
• The amount invested in, and the performance of, the Sub-accounts;
• The amount invested in, and interest earned within, the Market Value Adjustment Fixed Allocations;
• The current crediting rates associated with Market Value Adjustment Fixed Allocations;
• Additional purchase payments, if any, that you make to the Annuity; and
• Withdrawals, if any, taken from the Annuity.

Any amounts invested in the Market Value Adjustment Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Market Value Adjustment Fixed Allocation.

You may not allocate purchase payments to or transfer Account Value to or from the Market Value Adjustment Fixed Allocations.

You should be aware of the following potential ramifications of the formula:

• A Market Value Adjustment will apply when we reallocate Account Value from the Market Value Adjustment Fixed Allocation to the Sub-accounts. Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
• As indicated, some or even all, of your Account Value may be maintained in the Market Value Adjustment Fixed Allocations. The greater the Account Value held in Market Value Adjustment Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
• If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Subaccounts on a proportional basis according to your allocations to a new Market Value Adjustment Fixed Allocation(s) to support the applicable guaranteed amount. The new Market Value Adjustment Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Market Value Adjustment Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Market Value Adjustment Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Market Value Adjustment Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).
• If your Account Value is greater than or equal to the reallocation trigger, and Account Value must be transferred from the Market Value Adjustment Fixed Allocations to the Sub-accounts, then those amounts will be transferred from the Market Value Adjustment Fixed Allocations and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, on a proportional basis, based on the Account Values in such Sub-accounts at that time. A market value adjustment will apply upon a transfer out of the Market Value Adjustment Fixed Allocations, which may result in an increase or decrease in your Account Value.
• Transfers under the formula do not impact your guarantees under GRO that have already been locked-in.

Withdrawals from your Annuity, while the benefit is in effect, will reduce the Protected Principal Value proportionally. The proportion will be equal to the proportionate reduction in the Account Value due to the withdrawal as of that date. Withdrawals will be taken on a proportional basis from the Sub-accounts and any Market Value Adjustment Fixed Allocations. Systematic Withdrawals will be taken on a proportional basis from the Sub-accounts and the Market Value Adjustment Fixed Allocations up to growth in the Market Value Adjustment Fixed Allocations and thereafter on a proportional basis solely from the Sub-accounts. The growth in the Market Value Adjustment Fixed Allocations at any point in time consists of the remaining earnings since the program of systematic withdrawal began. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

Election of the Benefit
We no longer permit new elections of GRO. If you currently participate in GRO, your existing guarantees are unaffected by the fact that we no longer offer GRO. Please note that if you terminate a living benefit such as GRO and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

Restart of the Benefit
Once each Annuity Year you may request to restart the Benefit. Such a request is an election by you to terminate the existing Benefit (and all guarantees under the benefit) and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us in advance in accordance with our administrative requirements. If we accept your request, we then terminate the existing Benefit as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Benefit starts at that time. The initial Protected Principal Value for the new Benefit is the Account Value as of the effective date of the new Benefit. Unless you tell us otherwise, the duration of the new Benefit will be the same as that for the existing Benefit. However, if we do not then make that duration available, you must elect from those we make available at that time. For those who elect to re-start the benefit, the charge will be assessed according to the current methodology prior to re-starting the benefit. – see “Charges under the Benefit” below.

As part of terminating the existing Benefit, we transfer any amounts in Market Value Adjustment Fixed Allocations, subject to a Market Value Adjustment, to the Subaccounts on a proportional basis. If your entire Account Value was then in Market Value Adjustment Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

Termination of the Benefit
The Annuity Owner also can terminate the Guaranteed Return Option benefit. Upon termination, any amounts held in the Market Value Adjustment Fixed Allocations will be transferred as follows: (a) if only a portion of your Account Value is in the Market Value Adjustment Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts on a proportional basis based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in Market Value Adjustment Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Government Money Market Portfolio, unless we receive at our Office prior instructions from you. A Market Value Adjustment will apply (except that if the benefit has terminated automatically due to payment of a death benefit, whether a Market Value Adjustment applies depends solely on the terms of the death benefit – see the Death Benefit section of this prospectus).

In general, you may cancel GRO and then elect another living benefit available post issue, effective on any Valuation Day after your cancellation of GRO. If you terminate GRO, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the benefit, the Guaranteed Return Option will no longer provide any guarantees.

The charge for the Guaranteed Return Option benefit will no longer be deducted from your Account Value after the benefit has been terminated, although for those Annuities for which the GRO charge is deducted annually rather than daily (see Charges Under the Benefit below), we will deduct the final annual charge upon termination of the benefit.
Special Considerations under the Guaranteed Return Option

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

• Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. The Market Value Adjustment Fixed Allocation must not have been in effect as of the date that you elected to participate in the benefit. However, the formula may transfer Account Value to the Market Value Adjustment Fixed Allocation as of the effective date of the benefit under some circumstances.
• Annuity Owners cannot allocate any portion of purchase payments or transfer Account Value to or from the Market Value Adjustment Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments may be allocated by us to the Market Value Adjustment Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a Market Value Adjustment Fixed Allocation to a Sub-account.
• Transfers from the Market Value Adjustment Fixed Allocation made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Market Value Adjustment Fixed Allocation.
• Transfers from the Sub-accounts to the Market Value Adjustment Fixed Allocation or from the Market Value Adjustment Fixed Allocation to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
• Any amounts applied to your Account Value by Prudential Annuities on the maturity date will not be treated as “investment in the contract” for income tax purposes.
• Any amounts that we add to your Annuity to support our guarantee under the benefit will be applied to the Sub-accounts on a proportional basis, after first transferring any amounts held in the Market Value Adjustment Fixed Allocations as follows: (a) if only a portion of your Account Value is in the Market Value Adjustment Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts on a proportional basis based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program and (b) if your entire Account Value is in the Market Value Adjustment Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Government Money Market Portfolio, unless we receive at our Office prior instructions from you.
• Low interest rates may require allocation to the Market Value Adjustment Fixed Allocation even when the current Account Value exceeds the guarantee.
• As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to the Market Value Adjustment Fixed Allocation.
• We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
Charges under the Benefit
The maximum charge for Guaranteed Return Option is 0.50% annually of the daily net assets of the Sub-Accounts. The annual charge is deducted daily against your Account Value allocated to the Sub-accounts. Account Value allocated to Fixed Allocations under the program is not subject to the charge. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date of the program is less than the amount guaranteed; and (b) administration of the program.
Effective November 18, 2002, we changed the way in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between May 1, 2001 and November 15, 2002 and subsequent to November 19, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the program was elected. Owners who terminate and then re-elect the Guaranteed Return Option or elect to restart the Guaranteed Return Option at any time after November 18, 2002 will be subject to the charge method described above.
Examples
Example 1. Benefit Maturity

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the annuity. It is intended to illustrate the benefit maturity on a guarantee amount under this benefit.

A Guaranteed Return Option (GRO) program begins on July 1, 2015. Your Account Value (AV) at the start of the program is $100,000. As of program maturity on July 1, 2022, there have been no additional purchase payments and no prior withdrawals, so your Guaranteed Amount remains at $100,000. The Account Value is $93,000.

Since the Guaranteed Amount exceeds the Account Value, a total of $7,000, the amount by which the guaranteed exceeds the AV, is added to the variable sub-accounts which you have elected (or the AST Money Market sub-account if such elections have not been made).

Example 2. Proportional reduction for withdrawal.

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

A Guaranteed Return Option (GRO) program begins on July 1, 2015. Your Account Value (AV) at the start of the program is $100,000. As of July 1, 2020, there have been no additional purchase payments and no prior withdrawals, so your Guaranteed Amount remains at $100,000. The Account Value is $120,000. You then elect to take a $6,000 withdrawal. Assume that no CDSC, Market Value Adjustment or other charges apply.

The Guaranteed Amount is reduced as follows:
• Guaranteed Amount prior to withdrawal x (1 - withdrawal / AV prior to withdrawal)
= $100,000 X (1 - $6,000 / $120,000)
= $95,000

Guaranteed Return Option Plus (GRO Plus)

GRO Plus is no longer available for new elections.
GRO Plus is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period and any applicable subsequent period as the “maturity date”) and on each anniversary of the maturity date thereafter while the benefit remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the “Protected Principal Value”). The benefit also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your benefit. The enhanced guaranteed amount (called the “Enhanced Protected Principal Value”) guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee. If the maturity date of any guarantee under GRO Plus is not a Valuation Day, and we are required to contribute an amount to your Account Value with respect to that maturing guarantee, we would contribute such an amount on the next Valuation Day.
The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and Market Value Adjustment Fixed Allocations used to support the Protected Principal Value(s). The benefit may be appropriate if you wish to protect a principal amount against poor Sub-account performance as of a specific date in the future. There is an additional charge if you elected the Guaranteed Return Option Plus benefit.
The guarantees provided by the benefit exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter.
Key Feature – Protected Principal Value/Enhanced Protected Principal Value

The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

• Base Guarantee: Under the base guarantee, Prudential Annuities guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the benefit remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the benefit remains in effect, if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the base guarantee by the amount of the Purchase Payment, and withdrawals reduce the base guarantee (as discussed below). Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any Market Value Adjustment Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts on a proportional basis, based on the Account Value in the Sub-accounts at that time.
• Enhanced Guarantee: On any anniversary following commencement of the benefit, you can establish an enhanced guarantee amount based on your current Account Value. Under the enhanced guarantee, Prudential Annuities guarantees that at the end of the specified period following the election of the enhanced guarantee (also referred to as its “maturity date”), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an “auto step-up” feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the benefit (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the Protected Principal Value and Enhanced Protected Principal Value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate an enhanced guarantee, any amounts held in the Market Value Adjustment Fixed Allocations for the enhanced guarantee will be liquidated, on the Valuation Day the request is processed, (which may result in a market value adjustment), and such amounts will be transferred according to the rules described in “Termination of the Benefit/ Enhanced Guarantee”. Termination of an enhanced guarantee will not result in termination of the base guarantee. If you have elected the enhanced guarantee, on the guarantee’s maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value. Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any Market Value Adjustment Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts on a proportional basis, based on the Account Value in the Sub-accounts at that time.

If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the “Base Guarantee” and the Enhanced Protected Principal Value is referred to as the “Step-Up Guarantee” in the rider we issue for this benefit.

Withdrawals under your Annuity

Withdrawals from your Annuity, while the benefit is in effect, will reduce the base guarantee under the benefit as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the benefit (adjusted for any subsequent purchase payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the “dollar-for-dollar limit”). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken on a proportional basis from the Sub-accounts and any Fixed Allocations. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment (which may be positive or negative) that would apply.

Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus benefit, however, any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus benefit are October 13, 2004; 2.) an initial Purchase Payment of $250,000; 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.

Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
• The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
• The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
• The base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
• The result is then further reduced by the ratio of A to B, where:
◦ A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).
◦ B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).
The resulting base guarantee amount is: $237,500 X (1 – $7,500 / $177,500), or $227,464.79.
• The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar limit
A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
• The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79)
• The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Key Feature – Allocation of Account Value
GRO Plus uses a mathematical formula that we operate to help manage your guarantees through all market cycles. Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the Market Value Adjustment Fixed Allocations, through reference to a “reallocation trigger”. The formula does this by (a) first identifying each guarantee that is outstanding under GRO Plus (b) then discounting the value of each such guarantee to a present value, based on crediting rates associated with the Market Value Adjustment Fixed Allocations, then (c) identifying the largest of such present values. Then, the formula compares the largest present value to both the Account Value and the value of assets allocated to the Sub-accounts to determine whether a transfer into or out of the Market Value Adjustment Fixed Allocations is required. As detailed in the formula, if that largest present value exceeds the Account Value less a percentage of the Sub-account value, a transfer into the Market Value Adjustment Fixed Allocations will occur. Conversely, if the largest present value is less than the Account Value less a percentage of the Sub-account value, a transfer out of the Market Value Adjustment Fixed Allocations will occur. This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Market Value Adjustment Fixed Allocations). The formula is set forth in Appendix E.

If your Account Value is greater than or equal to the reallocation trigger, then:

• your Account Value in the Sub-accounts will remain allocated according to your most recent instructions; and
• if a portion of your Account Value is allocated to an Market Value Adjustment Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts will be transferred from the Market Value Adjustment Fixed Allocation and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, on a proportional basis, based on the Account Values in such Sub-accounts at that time;
• if all of your Account Value is allocated to a Market Value Adjustment Fixed Allocation, then all or a portion of that amount may be transferred from the Market Value Adjustment Fixed Allocation and re-allocated to the Sub-accounts, according to the following hierarchy: (i) first according to any asset allocation program that you may have in effect (ii) if no such program is in effect, then in accordance with any automatic rebalancing program that you may have in effect and (iii) if neither such program is in effect, then to the AST Government Money Market Sub-account; and
• a Market Value Adjustment will apply when we reallocate Account Value from a Market Value Adjustment Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts on a proportional basis according to your allocations to a new Market Value Adjustment Fixed Allocation(s) to support the applicable guaranteed amount. The new Market Value Adjustment Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Market Value Adjustment Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Market Value Adjustment Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Market Value Adjustment Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

At any given time, some, none, or all of your Account Value may be allocated to the Market Value Adjustment Fixed Allocations. With respect to any amounts held within the Market Value Adjustment Fixed Allocations, we can give no assurance how long the amounts will reside there or if such amounts will transfer out of the Market Value Adjustment Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Market Value Adjustment Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Market Value Adjustment Fixed Allocations, if dictated by the formula. The amount of such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Market Value Adjustment Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

• The difference between your Account Value (including any Market Value Adjustment) and your Protected Principal Value(s);
• The amount of time until the maturity of your guarantee(s);
• The amount invested in, and the performance of, the Sub-accounts;
• The amount invested in, and interest earned within, the Market Value Adjustment Fixed Allocations;
• The current crediting rates associated with Market Value Adjustment Fixed Allocations;
• Additional purchase payments, if any, that you make to the Annuity; and
• Withdrawals, if any, taken from the Annuity.

Any amounts invested in the Market Value Adjustment Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Market Value Adjustment Fixed Allocations.

You may not allocate purchase payments to or transfer Account Value to or from the Market Value Adjustment Fixed Allocations.

Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when a Market Value Adjustment Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to Market Value Adjustment Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive Sub-account performance and/or under circumstances where Market Value Adjustment Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where Market Value Adjustment Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts under the formula differently than each other because of the different guarantees they support.

You should be aware of the following potential ramifications of the formula:

• Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
• As indicated, some or even all, of your Account Value may be maintained in the Market Value Adjustment Fixed Allocations. The greater the Account Value held in Market Value Adjustment Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
• Transfers under the formula do not impact your guarantees under GRO Plus that have already been locked-in.

Election of the Benefit

We no longer permit new elections of GRO Plus. If you currently participate in GRO Plus, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus. Please note that if you terminate a living benefit such as GRO Plus and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit/Enhanced Guarantee

You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus benefit entirely, in which case you will lose any existing guarantees.

Upon termination of the benefit or of the enhanced guarantee, any amounts held in the Market Value Adjustment Fixed Allocations related to the guarantee(s) being terminated will be transferred as follows: (a) if only a portion of your Account Value is in the Market Value Adjustment Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts on a proportional basis, based on your Account Value in such Sub-accounts on the day of the transfer, unless we receive other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in the Market Value Adjustment Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Government Money Market Portfolio, unless we receive prior instructions from you. A Market Value Adjustment will apply (except that if the benefit has terminated automatically due to payment of a death benefit, whether a Market Value Adjustment applies depends solely on the terms of the death benefit – see the Death Benefit section of this prospectus).

In general, you may cancel GRO Plus and then elect another living benefit that is available post issue, effective on any Valuation Day after your cancellation of GRO Plus. If you terminate GRO Plus, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the benefit, the Guaranteed Return Option Plus will no longer provide any guarantees.
Special Considerations under the Guaranteed Return Option Plus

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

• Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. No Market Value Adjustment Fixed Allocations may be in effect as of the date that you elect to participate in the benefit. However, the formula may transfer Account Value to Market Value Adjustment Fixed Allocations as of the effective date of the benefit under some circumstances.
• You cannot allocate any portion of purchase payments or transfer Account Value to or from a Market Value Adjustment Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments may be allocated by us to a Market Value Adjustment Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from an Market Value Adjustment Fixed Allocation to a Sub-account.
• Transfers from Market Value Adjustment Fixed Allocations made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Market Value Adjustment Fixed Allocation.
• Transfers from the Sub-accounts to Market Value Adjustment Fixed Allocations or from Market Value Adjustment Fixed Allocations to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
• Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as “investment in the contract” for income tax purposes.
• Low interest rates may require allocation to Market Value Adjustment Fixed Allocations even when the current Account Value exceeds the guarantee.
• As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to Market Value Adjustment Fixed Allocations.
• We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

Charges under the Benefit
The maximum charge for Guaranteed Return Option Plus is 0.50% annually of the daily net assets of the Sub-Accounts. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

If you elect the Enhanced Guarantee under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchases, your benefit may be subject to the new charge level. These charges will not exceed the maximum charges shown in the section of this prospectus entitled “BENEFITS AVAILABLE UNDER THE ANNUITY.”

DEATH BENEFIT
WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

The Annuity provides a Death Benefit during its accumulation period. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."
BASIC DEATH BENEFIT

The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity.

Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities held by these same types of entities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity which is not eligible for tax deferral benefits under Section 72(u) of the Code. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

The basic Death Benefit depends on the decedent’s age on the date of death:

    If death occurs before the decedent’s age 90: The Death Benefit is the greater of:

▪The sum of all Purchase Payments less the sum of all withdrawals; and
▪The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

If death occurs when the decedent is age 90 or older: The Death Benefit is your Account Value.

Here is an example of how the basic death benefit is calculated if death occurs before the decedent reaches age 90:
The contract was issued with purchase payments totaling $100,000 but, due to negative Sub-Account performance, the account value had decreased to $80,000. If the owner died, the death benefit would still be $100,000. This amount, however, is reduced when you make a withdrawal from the contract. If the contract owner had withdrawn $10,000 of the remaining $80,000, the death benefit would also be reduced by $10,000. Since the death benefit had been $100,000, it would now be $90,000.

Here is an example of how the basic death benefit is calculated if death occurs after the decedent reaches age 90:
The contract was issued with purchase payments totaling $100,000 but, due to negative Sub-Account performance, the account value had decreased to $80,000. If the owner died, the death benefit would be $80,000.
OPTIONAL DEATH BENEFITS

Optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries.

These benefits are no longer offered and must have been elected at the time that you purchased your Annuity. Certain terms and conditions may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.

1. Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.
Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.the basic Death Benefit described above;
PLUS
2. 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.
"Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

"Death Benefit Amount" includes your Account Value and any amounts added to your Account Value under the basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 50% of all Purchase Payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

The Enhanced Beneficiary Protection Optional Death Benefit was offered in those jurisdictions where we have received regulatory approval. Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit.

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner’s death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.
Example with sub-account increase
Assume that the Owner’s Account Value has been increasing due to positive sub-account performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.
Purchase Payments =     $50,000
Account Value =        $75,000
Basic Death Benefit =     $75,000
Death Benefit Amount =     $75,000 - $50,000 = $25,000

Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =    $75,000 + $12,500 = $87,500
Examples with sub-account decline
Assume that the Owner’s Account Value has been decreasing due to declines in sub-account performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

Purchase Payments =     $50,000
Account Value =        $40,000
Basic Death Benefit =     $50,000
Death Benefit Amount =     $50,000 - $50,000 = $0

Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =    $50,000 + $0 = $50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.
2. Guaranteed Minimum Death Benefit
If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Guaranteed Minimum Death Benefit

▪ The Death Benefit Target Date is the contract anniversary on or after the 80 th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

▪ The Highest Anniversary Value equals the highest of all previous "Anniversary Values" on or before the earlier of the Owner’s date of death and the "Death Benefit Target Date".

▪ The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

▪ A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date , the Death Benefit equals the greatest of:

1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no Market Value Adjustment) as of the date we receive in writing "due proof of death"; and
2. the sum of all Purchase Payments minus the sum of all Proportional Reductions, each increasing daily until the Owner’s date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner’s date of death; and
3. the "Highest Anniversary Value" on or immediately preceding the Owner’s date of death.

    The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any Proportional Reductions since such date.

If the Owner dies on or after the Death Benefit Target Date , the Death Benefit equals the greater of:

1. the Account Value as of the date we receive in writing "due proof of death" (a Market Value Adjustment may be applicable to amounts in any Fixed Allocations); and
2. the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

Examples of Guaranteed Minimum Death Benefit Calculation
The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner’s death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example of sub-account increase
Assume that the Owner’s Account Value has generally been increasing due to positive sub-account performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).

Example of sub-account decrease
Assume that the Owner’s Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of sub-account increase followed by decrease
Assume that the Owner’s Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

Annuities with joint Owners
For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay, on a proportional basis, a portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
The maximum charge for Enhanced Beneficiary Protection and Guaranteed Minimum Death Benefit respectively is 0.75% and 0.55%. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:

1. on each anniversary of the Issue Date;
2. when Account Value is transferred to our general account prior to the Annuity Date;
3. if you surrender your Annuity; and
4. if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only).

If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first deduct the amount of the charge on a proportional basis from the Account Value in the variable investment options. We only deduct the charge on a proportional basis from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity’s Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.
Plus40 (TM) Optional Life Insurance Rider
No longer available for election
_________________________________________________________________________________________________
The life insurance coverage provided under the Plus40 (TM) Optional Life Insurance Rider ("Plus40 (TM) rider" or the "Rider") is supported by Prudential Annuities’ general account and is not subject to, or registered as a security under, either the Securities Act of 1933 or the Investment Company Act of 1940. Information about the Plus40 (TM) rider is included in this Prospectus to help you understand the Rider and the relationship between the Rider and the value of your Annuity. It is also included because you can elect to pay for the Rider with taxable withdrawals from your Annuity. The staff of the Securities and Exchange Commission has not reviewed this information. However, the information may be subject to certain generally applicable provisions of the Federal securities laws regarding accuracy and completeness. _________________________________________________________________________________________________
The Plus40 (TM) rider provides an income tax-free life insurance benefit to your Beneficiary(ies) equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death, subject to certain adjustments, restrictions and limitations. The Rider may be especially useful in offsetting federal and state taxes payable on any taxable gains in your Annuity at the time of your death. The Rider is available in addition to the death benefit payable under the Annuity. Whether the Rider is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary(ies) to pay taxes on the gain in your Annuity should you die during the accumulation period. No amounts are payable under the Rider if you die on or after the date your Account Value is applied to begin receiving annuity payments or after you surrender the Annuity. The Rider has no cash value.
Please refer to Appendix C for a more complete description of the Plus40 (TM) rider.
PRUDENTIAL ANNUITIES' ANNUITY REWARDS

What is the Annuity Rewards benefit?
The Annuity Rewards benefit offers Owners the ability to capture any sub-account gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their Beneficiaries will not receive less than the Annuity’s value as of the date the Owner elects the benefit. Under the Annuity Rewards benefit, Prudential Annuities guarantees that the Death Benefit will not be less than:

•your Account Value in the variable investment options plus the Interim Value in any Fixed Allocations as of the effective date of the Owner’s election

•MINUS any proportional withdrawals* following the date of election

•PLUS any additional Purchase Payments applied to the Annuity following the date of election.

*    "Proportional withdrawals" are determined by calculating the percentage of the Account Value that each withdrawal represented when withdrawn. For example, a withdrawal of 50% of your Account Value would be treated as a 50% reduction in the amount payable under the Death Benefit.

The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under the Annuity to the extent such benefit provides for a change in the method of calculation based on the age of the decedent as of the date of death. For example, if prior to age 90, the basic Death Benefit is equal to the greater of Purchase Payments minus proportional withdrawals or the Account Value and, at age 90 and older is equal to the Account Value, the Annuity Rewards Death Benefit enhancement will only apply until age 90. If the Death Benefit amount payable under your Annuity’s basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount. If your Annuity includes the Enhanced Beneficiary Protection Optional Death Benefit, the enhanced Death Benefit under the Annuity Rewards program will be considered when calculating the amount due under the Enhanced Beneficiary Protection Optional Death Benefit.

Who is eligible for the Annuity Rewards benefit?
Owners can elect the Annuity Rewards Death Benefit enhancement following the seventh (7th) anniversary of the Annuity’s Issue Date. However, the election is subject to the requirement that their Account Value on the election date is greater than the amount that would be payable to their Beneficiary under the Death Benefit provided under the Annuity as of the election date (including any Optional Death Benefits other than the Enhanced Beneficiary Protection Optional Death Benefit). If an Owner is ineligible when he or she applies for the optional benefit, the Owner can elect the Annuity Rewards Death Benefit enhancement on any subsequent date if they otherwise qualify. The election must occur before annuity payments begin. An Owner can only elect the Annuity Rewards Death Benefit enhancement once. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.
PAYMENT OF DEATH BENEFITS
Payment of Death Benefit to Beneficiary from a Non-qualified Annuity
Except in the case of a spousal Beneficiary, in the event of your death, the death benefit must be distributed:
▪as a lump sum amount at any time within five (5) years of the date of death; or
▪as a series of annuity payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary.
▪Payments under this option must begin within one year of the date of death.

Unless you have made an election prior to death benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds as a series of fixed annuity payments. See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary - Assumption of Annuity
You may name your spouse as your Beneficiary. If you and your spouse own the Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

See the section entitled " Managing Your Annuity - Contingent Annuitant" f or a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.

For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

•If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.
▪If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
•If you die before a designated Beneficiary is named, If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
•If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death,
•If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
•Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

For more information, see “Tax Considerations.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

Designated Beneficiaries may be eligible for the IRA Beneficiary Continuation Option; however, distribution periods may be limited by applicable tax law as stated above. Beneficiaries should consult a professional tax advisor about the federal income tax consequences of distribution options.

Upon election of this IRA Beneficiary Continuation option:

•the Annuity contract will be continued in the Owner’s name, for the benefit of the Beneficiary.
•the Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
•the Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. NOTE: The Sub-accounts offered under the IRA Beneficiary Continuation option may be limited.

•no additional Purchase Payments can be applied to the Annuity.
•the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
•the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of a CDSC.
•upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary.
•all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described in the Tax Considerations section.

Please contact Prudential Annuities for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the IRA Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?
Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date and did not become the Owner or Annuitant due to the prior Owner’s or Annuitant’s death. Any Death Benefit (including either optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive "due proof of death", any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries.

Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to sub-account fluctuations.

PRUDENTIAL ANNUITIES' PERFORMANCE ADVANTAGE
Prudential Annuities' Performance Advantage was offered, in those states where approved, between May 15, 1999 and October 22, 2000. The description below of the Performance Advantage benefit applies to those Contract Owners who purchased an Annuity during that time period when the Performance Advantage feature was offered.

GLOSSARY OF TERMS
When determining the Account Value and Surrender Value of the Annuity, both amounts will not include any Target Value Credits (described below) that we are entitled to recapture upon Surrender of your Annuity.

DO YOU PROVIDE ANY GUARANTEES ON MY INVESTMENT?
The Annuity provides variable investment options and fixed investment options. Only the fixed investment options provide a guaranteed return on your investment, subject to certain terms and conditions. However, your Annuity includes a feature at no additional cost that provides certain benefits if your Account Value has not reached or exceeded a “target value” on its 10 th anniversary. If, on the 10 th anniversary of your Annuity’s Issue Date, your Account Value has not reached the target value (as defined below) you can choose either of the following benefits:
▪ You may continue your Annuity without electing to receive Annuity payments and receive an annual credit to your Account Value payable until you begin receiving Annuity payments. The credit is equal to 0.25% of the average of your Annuity’s Account Value for the preceding four complete calendar quarters. This credit is applied to your investment options on a proportional basis based on the allocation of your then current Account Value.
OR
▪ You may begin receiving Annuity payments within one year and accept a one-time credit to your Annuity equal to 10% of the net of the Account Value on the 10 th anniversary of its Issue Date minus the sum of all Purchase Payments allocated in the prior five years. The annuity option you select must initially guarantee payments for not less than seven years.
Following the 10 th anniversary of your Annuity’s Issue Date, we will inform you if your Account Value did not meet or exceed the Target Value. We will assume that you have elected to receive the annual credit to your Account Value unless, not less than 30 days prior to the next anniversary of the Annuity, we receive at our home office your election to begin receiving Annuity payments.
Certain provisions of this benefit and of the Target Value Credits described below may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.
WHAT IS THE "TARGET VALUE" AND HOW IS IT CALCULATED?
The Target Value is a tool used to determine whether you are eligible to elect either of the benefits described above. The Target Value does not impact the Account Value available if you surrender your Annuity or make a partial withdrawal and does not impact the Death Benefit available to your Beneficiary(ies). The Target Value assumes a rate of return over ten (10) Annuity Years that will allow your initial investment to double in value, adjusted for any withdrawals and/or additional Purchase Payments you make during the 10-year period. We calculate the “Target Value” as follows:
1. Accumulate the initial Purchase Payment at an annual interest rate of 7.2% until the 10th anniversary of the Annuity’s Issue Date; plus
2. Accumulate any additional Purchase Payments at an annual interest rate of 7.2% from the date applied until the 10th anniversary of the Annuity’s Issue Date; minus
3. Each “proportional reduction” resulting from any withdrawal, accumulating at an annual interest rate of 7.2% from the date the withdrawal is processed until the 10th anniversary of the Annuity’s Issue Date. We determine each “proportional reduction” by determining the percentage of your Account Value then withdrawn and reducing the Target Value by that same percentage. We include any withdrawals under your Annuity in this calculation, as well as the charge we deduct for any optional benefits you elect under the Annuity, but not the charge we deduct for the Annual Maintenance Fee or the Transfer Fee.
Examples
1. Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. The Target Value on the 10th anniversary of your Annuity’s Issue Date would be $20,042, assuming no withdrawals are made. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period. In this example if your Account Value has not reached or exceeded the Target Value of $20,042 on the 10th anniversary of your Annuity’s Issue Date, you may choose to elect either of the benefits described above.
2. Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. Assume at the end of Year 6, your Account Value has increased to $15,000 and you make a withdrawal of 10% or $1,500. The Target Value on the 10th anniversary would be $18,722. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period, minus the proportional reduction accumulating at an annual interest rate of 7.2%. In this example if your Account Value has not reached or exceeded the Target Value of $18,722 on the 10th anniversary of your Annuity’s Issue Date, you may choose to elect either of the benefits described above.
CAN I RESTART THE 10-YEAR TARGET VALUE CALCULATIONS?
Yes, you can elect to lock in the growth in your Annuity by “restarting” the 10-year period on any anniversary of the Issue Date. If you elect to restart the calculation period, we will treat your Account Value on the restart date as if it was your Purchase Payment when determining if your Annuity’s Account Value meets or exceeds the Target Value on the appropriate tenth (10th) anniversary. You may elect to restart the calculation more than once, in which case, the 10-year calculation period will begin on the date of the last restart date. We must receive your election to restart the calculation at our home office not later than 30 days after each anniversary of the Issue Date.
WHAT ARE TARGET VALUE CREDITS?
Target Value Credits are additional amounts that we apply to your Account Value to increase the likelihood that your Account Value will meet or exceed the Target Value. We add Target Value Credits to your Account Value at the time a Purchase Payment is applied to your Annuity. Only those Purchase Payments made before the first anniversary of the Issue Date of your Annuity are eligible to receive Target Value Credits. Target Value Credits are separate and distinct from other Credits we apply to all Purchase Payments.
The amount of the Target Value Credit is equal to 1.0% of each qualifying Purchase Payment. Target Value Credits are only payable on qualifying Purchase Payments if the Owner(s) of the Annuity is(are) less than age 81 on its Issue Date. If the Annuity is owned by an entity, the age restriction applies to the age of the Annuitant on the Issue Date. The Target Value Credit is payable from our general account and is allocated to the investment options in the same ratio that the qualifying Purchase Payment is allocated. Payment of the Target Value Credit is subject to our claims-paying ability and financial strength.
Target Value Credits will not be available if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, of an Annuity we issued that has the same or a similar benefit.
The amount of any Target Value Credits is not immediately vested and can be recaptured by Prudential Annuities under the circumstances and for the time periods shown below. If Prudential Annuities exercises its right to recapture the amount of any Target Value Credit, any investment gain on the Target Value Credit will not be taken back.
1. If you surrender your Annuity before the 10 th anniversary of the Issue Date of the Annuity.
2. If you elect to begin receiving Annuity payments before the first anniversary of the Issue Date.
3. If a person on whose life we pay the Death Benefit dies, or if a “contingency event” occurs which triggers a medically-related surrender:
▪ within 12 months after the date a Target Value Credit was allocated to your Account Value; or
▪ within 10 years after the date a Target Value Credit was allocated to your Account Value if any owner was over age 70 on the Issue Date, or, if the Annuity was then owned by an entity, the Annuitant was over age 70 on the Issue Date.
Following completion of the above time periods, the amount of any Target Value Credits is vested in the Owner.

VALUING YOUR INVESTMENT
HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, the Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. When determining the Account Value on any day other than a Fixed Allocation’s Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.
WHAT IS THE SURRENDER VALUE OF MY ANNUITY?

The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is equal to your Account Value minus any CDSC, the Annual Maintenance Fee and the charge for any optional benefits. The Surrender Value will also include any Market Value Adjustment that may apply.
HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge and if you elected one or more optional benefits whose annual charge is deducted daily; the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. The investment performance of the Portfolios, expenses, and deductions of certain charges affects the Unit Price, the number of Units, or both.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
HOW DO YOU VALUE FIXED ALLOCATIONS?

During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day other than its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.
WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next business day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ . Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.
There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value or make a purchase or redemption request.
The NYSE is closed on certain announced holidays. On those dates, we will not process any financial transactions involving purchase or redemption orders.
Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
▪trading on the NYSE is restricted;
▪an emergency exists making redemption or valuation of securities held in the separate account impractical; or

▪the SEC, by order, permits the suspension or postponement for the protection of security holders.
Initial Purchase Payments : We allocated your initial Purchase Payment to the Sub-accounts within two (2) days after we receive all of our requirements to issue the Annuity. If we did not have all the required information to allow us to issue your Annuity, we may have retained the Purchase Payment while we tried to reach you or your representative to obtain all of our requirements. If we were unable to obtain all of our required information within five (5) days, we were required to return the Purchase Payment to you at that time, unless you specifically consented to our retaining the Purchase Payment while we gathered the required information. Once we obtained the required information, we invested the Purchase Payment and issued the Annuity within two (2) days. During any period that we were trying to obtain the required information, your money was not invested.
Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment with satisfactory allocation instructions.
Scheduled Transactions: "Scheduled" transactions include transfers under a Dollar Cost Averaging, rebalancing, or asset allocation program, Systematic Withdrawals, Minimum Distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on Valuation Day prior to the scheduled transaction date.
Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Charge Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.
Deferral of Transactions: If we defer a distribution or transfer from any Fixed Allocation or any fixed annuity payment for more than 10 days, we pay interest using our then current crediting rate for this purpose, which is not less than 3% per year on the amount deferred.
Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.
Transactions in Rydex and ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase or redemption order or transfer request involving the Rydex or ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a Rydex or ProFunds VP Sub-account will be extended to ½ hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through our website ( www.prudential.com ). You cannot request a transaction involving the purchase, redemption or transfer of Units in one of the Rydex or ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.
WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Termination of Optional Benefit: If you terminate any optional benefit, we will no longer deduct the charge we apply to purchase the optional benefit. On the date the charge no longer applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge, but not the charge for the optional program that you terminated. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable. Advisory fee deduction programs are not permitted if the Annuity is commission based or has a living benefit. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.

Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this additional tax if:
▪ the amount is paid on or after you reach age 59½;
▪ the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);
▪ the amount received is attributable to your becoming disabled (as defined in the Code);
▪ generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or
▪ the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before

August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
▪ As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
▪ Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.
▪ Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity
Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances .
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:
▪ Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;
▪ Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;
▪ A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
▪ H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
▪ Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
▪ Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. Go to www.irs.gov for the contribution limits for each year. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
▪ You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);
▪ Your rights as Owner are non-forfeitable;
▪ You cannot sell, assign or pledge the Annuity;
▪ The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);
▪ The date on which required minimum distributions must begin cannot be later than April 1 st of the calendar year after the calendar year you turn age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date); and
▪ Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
▪ A 10% early withdrawal additional tax described below;
▪ Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
▪ Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

▪ If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.
▪ SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
▪ SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch up contribution amount. These amounts are indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.
ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
▪ Contributions to a Roth IRA cannot be deducted from your gross income;
▪ “Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
▪ If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.
Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax).
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
▪ Your attainment of age 59½;
▪ Your severance of employment;

▪ Your death;
▪ Your total and permanent disability; or
▪ Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date), or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date ) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The information provided below applies to Owners who die after 2019. For Owner deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
• If you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death ( i.e. , a new 10-year distribution period begins).
Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31 st of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 18 and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
• Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
10% Additional Tax for Early Withdrawals from a Qualified Annuity You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this additional tax if:
▪ the amount is paid on or after you reach age 59½ or die;
▪ the amount received is attributable to your becoming disabled; or
▪ generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
▪ For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and
▪ For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.
Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020. For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year. The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 31, 2021.
Withdrawals from Employer Plans and IRAs, including Roth IRAs . Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).

ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans . If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

GENERAL INFORMATION
HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our website at https://www.prudential.com/personal/annuities/annuity-prospectuses or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, systematic withdrawals (including 72(t) payments and required minimum distributions), bank drafting, dollar cost averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.
Any errors or corrections on transactions for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our website or other electronic means.
WHO IS PRUDENTIAL ANNUITIES?
Prudential Annuities Life Assurance Corporation (“Prudential Annuities”, “PALAC”, “we”, “our” or “us”) is the issuer of the Annuity. PALAC is a stock life insurance company incorporated under the laws of Arizona, and its ultimate parent company is Prudential Financial, Inc. (“Prudential Financial”). PALAC’s principal business address is One Corporate Drive, Shelton, Connecticut 06484.
No company other than PALAC has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of PALAC to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Prudential Annuities.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 (“Securities Act”) and Rule 159 thereunder, PALAC delivers this prospectus to current Owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Owners while outside of the United States.
Service Providers
Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2020, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or an affiliated insurer within the Prudential Annuities business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
Guidehouse	Claim related services	150 North Riverside Plaza, Suite 2100, Chicago, IL 60606
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
WHAT ARE SEPARATE ACCOUNTS?
During the Accumulation Period, the assets supporting obligations based on allocations to the variable investment options are held in Prudential Annuities Life Assurance Corporation Variable Account B (the “Separate Account”). Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of PALAC’s other assets. The assets of the Separate Account may not be used to pay any liabilities of PALAC other than those arising from the Annuity and other annuity contracts issued in connection with the Separate Account. PALAC is obligated to pay all amounts promised to investors under the Annuity.
The Separate Account consists of multiple Sub-accounts. Each Sub-account invests only in a single Portfolio. The name of each Sub-account generally corresponds to the name of the Portfolio. Each Sub-account may have several different Unit Prices to reflect charges that are offered under annuities issued by us through the Separate Account. The Separate Account is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of the Separate Account. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing annuities or close Sub-accounts for annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying Portfolio is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, or in our discretion becomes inappropriate for purposes of the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the Portfolios, so we cannot guarantee that any of those Portfolios will always be available.
WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value allocated to the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their Annuity. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and toward the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of Owners who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available variable investment options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Similar Funds
The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial.

You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account.
Material Conflicts
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance policy owners and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
1. changes in state insurance law;
2. changes in federal income tax law;
3. changes in the investment management of any variable investment options; or
4. differences between voting instructions given by variable life insurance policy owners and variable annuity contract owners.
Fees and Payments Received by Prudential Annuities
As detailed below, Prudential Annuities and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Prudential Annuities and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and administrative services payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to an annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2020, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $1,500 to $246,998. These amounts relate to all individual variable annuity contracts issued by Prudential Annuities or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuity contracts or life insurance policies offered by different Prudential business units.
WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?
Prudential Annuities Distributors, Inc. (“PAD”), a wholly owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity offered through this prospectus. PAD acts as the distributor of several annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (the “Exchange Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Annuity is no longer sold but Owners may make additional Purchase Payments and transfer Account Value in accordance with the Annuity. PAD enters into distribution agreements with both affiliated and unaffiliated broker-dealers who are registered under the Exchange Act (“Firms”). Applications for annuity products are solicited by registered representatives of those firms. PAD utilizes a network of its own registered representatives to wholesale annuity products to Firms. Because a variable annuity contract is an insurance product as well as a security, all registered representatives who sell variable annuity contracts are also appointed as insurance agents of PALAC.
Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including “wirehouse” and regional broker-dealer firms; and (3)

broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners.
Under the selling agreements, cash compensation in the form of commissions is paid to firms on sales according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of the account value. We may also provide cash compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Prudential Annuities products. These payments may also be made in the form of percentage payments based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm. Commissions and other cash compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset-based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain PALAC products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under PALAC annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of PALAC and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm’s registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity’s features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation ( e.g. , gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as occasional meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
A list of the firms to whom Prudential Annuities pays an amount under these arrangements is provided below. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling one annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally considered as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to your Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.
The list below includes the names of the firms that we are aware (as of December 31, 2020) received cash compensation with respect to our annuity business during 2020 (or as to which a payment amount was accrued during 2020). The firms listed below include those receiving payments in connection with marketing of products issued by Prudential Annuities Life Assurance Corporation. During 2020, the least amount paid, and greatest amount paid, were $0.40 and $6,484,139.48, respectively.
Name of Firm:

Advisor Group	Independent Financial Grp, LLC	SAGEPOINT FINANCIAL, INC.
Allstate Financial Srvcs, LLC	Investacorp	Securian Financial Svcs, Inc.
AMERICAN PORTFOLIO FIN SVCS INC	Janney Montgomery Scott, LLC.	Securities America, Inc.
ASSOCIATED SECURITIES CORP	Kestra Financial, Inc.	Securities Service Network

AXA Advisors, LLC	KMS Financial Services, Inc.	Stifel Nicolaus & Co.
BBVA Compass Investment Solutions, Inc.	Lincoln Financial Advisors	TFS Securities, Inc.
BFT Financial Group, LLC	Lincoln Financial Securities Corporation	The Investment Center
Cadaret, Grant & Co., Inc.	Lincoln Investment Planning	TransAmerica Financial Advisors, Inc.
Cambridge Investment Research, Inc.	LPL Financial Corporation	Triad Advisors, Inc.
Centaurus Financial, Inc.	M Holdings Securities, Inc	UBS Financial Services, Inc.
Cetera Advisor Network LLC	MML Investors Services, Inc.	United Planners Fin. Serv.
CFD Investments, Inc.	Morgan Stanley Smith Barney	WADDELL & REED INC.
Citizens Securities, Inc.	Mutual Service Corporation	WATERSTONE FINANCIAL GROUP INC
Commonwealth Financial Network	Next Financial Group, Inc.	Wells Fargo Advisors LLC
Crown Capital Securities, L.P.	Park Avenue Securities, LLC	WELLS FARGO ADVISORS LLC - WEALTH
CUNA Brokerage Svcs, Inc.	PNC Investments, LLC	Wells Fargo Investments LLC
CUSO Financial Services, L.P.	ProEquities	Woodbury Financial Services
Equity Services, Inc.	Purshe Kaplan Sterling Investments
FSC Securities Corp.	Raymond James Financial Svcs
Geneos Wealth Management, Inc.	RBC CAPITAL MARKETS CORPORATION
H. Beck, Inc.	Robert W. Baird & Co., Inc.
H.D. Vest Investment	Royal Alliance Associates
Hantz Financial Services,Inc.	SA Stone Wealth Management

FINANCIAL STATEMENTS

The financial statements of the separate account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.
LEGAL PROCEEDINGS
As of the date of this prospectus, none of Prudential Annuities, the Separate Account or Prudential Annuities Distributors, Inc. is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although Prudential Annuities and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Separate Account, or Prudential Annuities’ ability to meet its obligations under the Annuity, or the ability of Prudential Annuities Distributors, Inc. to meet its obligations related to the Annuity.
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudential.com
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
2101 Welsh Road
Dresher, PA 19025

*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods ( e.g. Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system, and at www.prudential.com , our website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your financial professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system, and at www.prudential.com , our website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
This prospectus is being provided for informational or educational purposes only and does not consider the investment objectives or financial situation of any Annuity owner. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Annuity owners seeking information regarding their particular investment needs should contact a financial professional.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

APPENDIX A - PORTFOLIOS AVAILABLE UNDER THE ANNUITY
The following is a list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://www.prudential.com/personal/annuities/annuity-prospectuses . You can also request this information at no cost by calling 1-800-346-3778 or by sending an email request to service@prudential.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
Investment Restrictions
Please note that the following Portfolios are not available if you have elected any of the following optional benefits:

Optional Benefit Name:	All Investment Options Permitted, EXCEPT these:
Guaranteed Return Option	Invesco V.I. Technology Fund – Series I Shares
Guaranteed Return Option Plus	ProFund Access VP High Yield
ProFund VP Biotechnology
ProFund VP Internet
ProFund VP Semiconductor
ProFund VP Short Mid-Cap
ProFund VP Short Small-Cap
ProFund VP Technology
ProFund VP UltraBull
ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap
The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks capital appreciation	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series I shares)* Invesco Advisers, Inc.	0.80%	40.69%	19.40%	15.92%
Seeks to provide reasonable current income and long-term growth of income and capital.	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Diversified Dividend Fund – Series I Shares Invesco Advisers, Inc.	0.71%	0.14%	7.62%	9.99%
Seeks long-term growth of capital.	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Health Care Fund – Series I Shares Invesco Advisers, Inc.	0.98%	14.16%	9.43%	13.09%
Seeks long-term growth of capital.	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Technology Fund – Series I Shares Invesco Advisers, Inc.	0.98%	46.11%	21.53%	15.31%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks long-term capital appreciation.	2AST Academic Strategies Asset Allocation Portfolio* AlphaSimplex Group, LLC AQR Capital Management, LLC CoreCommodity Management, LLC First Quadrant, L.P. Jennison Associates LLC Morgan Stanley Investment Management Inc. Pacific Investment Management Company, LLC PGIM Investments LLC QMA LLC Western Asset Management Company, LLC Western Asset Management Company Limited	1.31%	4.22%	5.87%	4.88%
Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.	2AST Advanced Strategies Portfolio* Brown Advisory, LLC Loomis, Sayles & Company, L.P. LSV Asset Management Pacific Investment Management Company, LLC PGIM Investments LLC PGIM Fixed Income QMA LLC T. Rowe Price Associates, Inc. William Blair Investment Management, LLC	0.92%	10.68%	9.71%	8.47%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	2AST AllianzGI World Trends Portfolio* Allianz Global Investors U.S. LLC	0.97%	14.10%	8.61%	6.80%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	2AST Balanced Asset Allocation Portfolio PGIM Investments LLC QMA LLC	0.92%	11.77%	9.16%	8.05%
Seeks to maximize total return, consistent with income generation and prudent investment management.	2AST BlackRock Low Duration Bond Portfolio* BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited	0.75%	2.56%	2.25%	1.62%
Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	2AST BlackRock/Loomis Sayles Bond Portfolio* BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.	0.70%	7.36%	4.85%	3.65%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	2AST Capital Growth Asset Allocation Portfolio PGIM Investments LLC QMA LLC	0.91%	13.42%	10.37%	9.14%
Seeks to maximize total return through investment in real estate securities.	2AST Cohen & Steers Realty Portfolio Cohen & Steers Capital Management, Inc.	1.11%	-2.84%	6.22%	8.94%
Seeks long-term capital growth balanced by current income.	2AST Fidelity Institutional AM® Quantitative Portfolio* FIAM LLC	0.92%	8.76%	7.89%	6.65%
Seeks to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index.	2AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)* AllianceBernstein L.P. Goldman Sachs Asset Management, L.P. Wellington Management Company LLP	0.86%	4.50%	3.99%	N/A
Seeks long-term capital appreciation.	2AST Goldman Sachs Small-Cap Value Portfolio* Goldman Sachs Asset Management, L.P.	1.05%	2.44%	8.53%	9.51%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks high current income and maintain high levels of liquidity.	2AST Government Money Market Portfolio PGIM Fixed Income	0.57%	0.22%	0.71%	0.36%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	2AST High Yield Portfolio J.P. Morgan Investment Management, Inc. PGIM Fixed Income	0.87%	2.64%	7.54%	6.00%
Seeks current income and long-term growth of income, as well as capital appreciation.	2AST Hotchkis & Wiley Large-Cap Value Portfolio* Hotchkis & Wiley Capital Management, LLC	0.83%	0.27%	9.76%	10.09%
Seeks long-term capital growth.	2AST International Growth Portfolio* Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC	1.09%	31.32%	14.40%	9.07%
Seeks capital growth.	2AST International Value Portfolio Lazard Asset Management LLC LSV Asset Management	1.11%	-0.61%	4.33%	3.55%
Seeks capital appreciation consistent with its specified level of risk tolerance.	2AST J.P. Morgan Global Thematic Portfolio J.P. Morgan Investment Management, Inc.	1.06%	13.16%	9.03%	7.85%
Seeks capital growth.	2AST J.P. Morgan International Equity Portfolio J.P. Morgan Investment Management, Inc.	1.04%	13.08%	9.42%	6.20%
Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	2AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)* J.P. Morgan Investment Management, Inc.	0.91%	11.35%	7.11%	6.22%
Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	2AST Loomis Sayles Large-Cap Growth Portfolio* Loomis, Sayles & Company, L.P.	0.91%	31.59%	18.80%	15.91%
Seeks capital growth.	2AST MFS Global Equity Portfolio* Massachusetts Financial Services Company	1.12%	14.18%	12.23%	10.71%
Seeks total return.	2AST MFS Growth Allocation Portfolio Massachusetts Financial Services Company	0.98%	9.87%	8.50%	N/A
Seeks long-term capital growth and future, rather than current income.	2AST MFS Growth Portfolio* Massachusetts Financial Services Company	0.96%	30.48%	19.59%	16.33%
Seeks long-term growth of capital.	2AST Mid-Cap Growth Portfolio Massachusetts Financial Services Company Victory Capital Management Inc.	1.09%	34.84%	16.74%	13.34%
Seeks capital growth.	2AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)* Massachusetts Financial Services Company Wellington Management Company LLP Victory Capital Management Inc.	1.00%	-1.78%	5.97%	8.86%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	2AST Preservation Asset Allocation Portfolio PGIM Investments LLC QMA LLC	0.92%	9.08%	7.16%	6.19%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks total return.	2AST Prudential Growth Allocation Portfolio Jennison Associates LLC PGIM Fixed Income PGIM Real Estate QMA LLC	0.88%	5.86%	8.30%	7.20%
Seeks long term capital appreciation.	2AST QMA US Equity Alpha Portfolio QMA LLC	1.45%	-5.19%	8.74%	11.58%
Seeks capital growth.	2AST Small-Cap Growth Opportunities Portfolio Victory Capital Management Inc. Wellington Management Company, LLP	1.06%	35.18%	17.73%	13.46%
Seeks long-term capital growth.	2AST Small-Cap Growth Portfolio Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.	1.00%	48.39%	19.69%	14.46%
Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	2AST Small-Cap Value Portfolio J.P. Morgan Investment Management, Inc. LMCG Investments, LLC	1.10%	0.86%	7.19%	8.08%
Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	2AST T. Rowe Price Asset Allocation Portfolio* T. Rowe Price Associates, Inc.	0.88%	12.53%	9.83%	8.63%
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.	2AST T. Rowe Price Large-Cap Growth Portfolio* T. Rowe Price Associates, Inc.	0.89%	39.80%	21.40%	17.95%
Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	2AST T. Rowe Price Large-Cap Value Portfolio* T. Rowe Price Associates, Inc.	0.81%	2.09%	7.51%	7.61%
Seeks long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.	2AST T. Rowe Price Natural Resources Portfolio* T. Rowe Price Associates, Inc.	1.05%	-2.22%	5.54%	-0.15%
Seeks to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies	2AST Wellington Management Hedged Equity Portfolio* Wellington Management Company LLP	1.05%	6.66%	8.13%	7.18%
Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	2AST Western Asset Core Plus Bond Portfolio Western Asset Management Company, LLC. Western Asset Management Company Limited	0.77%	8.11%	5.81%	4.95%
Seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.	NVIT Emerging Markets Fund – Class D* Nationwide Fund Advisors/Lazard Asset Management LLC and Standard Life Investments (Corporate Funds) Limited	1.47%	12.92%	11.52%	2.12%
Seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.	ProFund Access VP High Yield*,1 ProFund Advisors LLC	1.68%	-0.06%	4.99%	5.37%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index.	ProFund VP Asia 30* ProFund Advisors LLC	1.68%	35.55%	13.26%	4.89%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Banks℠ Index.	ProFund VP Banks* ProFund Advisors LLC	1.68%	-15.21%	6.65%	7.06%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic Materials℠ Index.	ProFund VP Basic Materials* ProFund Advisors LLC	1.68%	16.49%	10.47%	4.49%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P 500® Index.	ProFund VP Bear* ProFund Advisors LLC	1.68%	-25.61%	-15.71%	-15.14%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Biotechnology℠ Index.	ProFund VP Biotechnology* ProFund Advisors LLC	1.67%	15.38%	5.35%	15.95%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index.	ProFund VP Bull* ProFund Advisors LLC	1.68%	16.03%	12.93%	11.66%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer Goods℠ Index.	ProFund VP Consumer Goods* ProFund Advisors LLC	1.68%	31.05%	10.98%	11.40%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer Services℠ Index.	ProFund VP Consumer Services* ProFund Advisors LLC	1.68%	28.34%	14.69%	15.46%
Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index.	ProFund VP Europe 30* ProFund Advisors LLC	1.68%	-9.23%	3.45%	2.23%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Financials℠ Index.	ProFund VP Financials* ProFund Advisors LLC	1.68%	-1.77%	9.33%	9.45%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Health Care℠ Index.	ProFund VP Health Care* ProFund Advisors LLC	1.68%	14.44%	10.60%	14.53%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Industrials℠ Index.	ProFund VP Industrials* ProFund Advisors LLC	1.68%	16.76%	13.84%	11.85%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Internet Composite℠ Index.	ProFund VP Internet* ProFund Advisors LLC	1.68%	50.82%	21.81%	18.63%
Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average.	ProFund VP Japan* ProFund Advisors LLC	1.68%	15.93%	7.89%	9.02%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index.	ProFund VP Large-Cap Growth* ProFund Advisors LLC	1.68%	30.93%	16.86%	14.51%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index.	ProFund VP Large-Cap Value* ProFund Advisors LLC	1.68%	-0.06%	8.70%	8.99%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Growth Index.	ProFund VP Mid-Cap Growth* ProFund Advisors LLC	1.68%	20.90%	12.04%	10.61%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Value Index.	ProFund VP Mid-Cap Value* ProFund Advisors LLC	1.68%	2.30%	8.64%	8.52%
Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100® Index.	ProFund VP NASDAQ-100* ProFund Advisors LLC	1.68%	45.57%	21.79%	18.22%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil & Gas℠ Index.	ProFund VP Oil & Gas* ProFund Advisors LLC	1.68%	-34.46%	-7.36%	-4.85%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select Pharmaceuticals℠ Index.	ProFund VP Pharmaceuticals* ProFund Advisors LLC	1.68%	12.51%	5.04%	10.55%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious Metals℠ Index.	ProFund VP Precious Metals* ProFund Advisors LLC	1.68%	24.10%	20.79%	-5.58%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Real Estate℠ Index.	ProFund VP Real Estate* ProFund Advisors LLC	1.68%	-6.29%	5.05%	7.02%
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond.	ProFund VP Rising Rates Opportunity* ProFund Advisors LLC	1.68%	-26.70%	-12.03%	-13.12%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Semiconductors℠ Index.	ProFund VP Semiconductor* ProFund Advisors LLC	1.68%	44.85%	27.51%	18.40%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P MidCap 400® Index.	ProFund VP Short Mid-Cap* ProFund Advisors LLC	1.68%	-26.65%	-15.29%	-14.79%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the NASDAQ-100® Index.	ProFund VP Short NASDAQ-100* ProFund Advisors LLC	1.68%	-42.77%	-23.11%	-20.83%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Russell 2000® Index.	ProFund VP Short Small-Cap* ProFund Advisors LLC	1.68%	-31.96%	-16.73%	-15.64%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Growth Index®.	ProFund VP Small-Cap Growth* ProFund Advisors LLC	1.68%	17.39%	12.35%	11.46%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index.	ProFund VP Small-Cap Value* ProFund Advisors LLC	1.68%	1.06%	8.46%	8.37%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Technology℠ Index.	ProFund VP Technology* ProFund Advisors LLC	1.65%	44.80%	25.55%	17.78%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select Telecommunications℠ Index.	ProFund VP Telecommunications* ProFund Advisors LLC	1.68%	3.15%	3.66%	4.98%
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily movement of the most recently issued 30-year U.S. Treasury bond.	ProFund VP U.S. Government Plus* ProFund Advisors LLC	1.38%	20.69%	8.05%	8.31%
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P 500® Index.	ProFund VP UltraBull* ProFund Advisors LLC	1.68%	19.83%	22.09%	20.94%
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P MidCap 400®.	ProFund VP UltraMid-Cap* ProFund Advisors LLC	1.68%	5.22%	15.14%	15.26%
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ-100® Index.	ProFund VP UltraNASDAQ-100* ProFund Advisors LLC	1.68%	86.30%	40.78%	35.06%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index.	ProFund VP UltraSmall-Cap* ProFund Advisors LLC	1.68%	16.39%	16.96%	14.69%
Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Utilities℠ Index.	ProFund VP Utilities* ProFund Advisors LLC	1.68%	-2.40%	9.45%	9.45%
Seeks long-term growth of capital.	2PSF International Growth Portfolio – Class I (formerly PSF SP International Growth Portfolio – Class I)* Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC	1.01%	32.11%	14.83%	9.19%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Rydex Variable Trust - Inverse S&P 500® Strategy Fund* Guggenheim Investments	1.92%	-25.02%	-15.26%	-14.94%
Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The fund’s current benchmark is the NASDAQ-100 Index®.	Rydex Variable Trust – NASDAQ-100® Fund* Guggenheim Investments	1.80%	44.96%	22.04%	18.64%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 150% of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Rydex Variable Trust – Nova Fund* Guggenheim Investments	1.77%	20.03%	18.95%	17.57%
Seeks long-term capital appreciation.	Wells Fargo VT International Equity Fund - Class 1* Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor	0.69%	4.89%	5.36%	4.11%
Seeks long-term capital appreciation.	Wells Fargo VT Omega Growth Fund - Class 1* Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor	0.75%	43.41%	21.91%	16.40%
Seeks long-term capital appreciation.	Wells Fargo VT Opportunity Fund℠ - Class 1* Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor	0.75%	21.32%	15.12%	12.05%
Seeks long-term capital appreciation.	Wells Fargo VT Small Cap Growth Fund - Class 1* Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor	0.93%	58.09%	22.35%	15.11%
1 Effective April 26, 2021, this Portfolio is closed to new investments except from contract owners that had contract value transferred into this Portfolio on April 26, 2021 as the result of a fund merger.
2 These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond portfolio Sub-account (those AST bond portfolios are not available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:

(a) a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;
(b) the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c) a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.
The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.
* See important information below regarding certain portfolios. This information includes annual expenses that reflect temporary fee reductions.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series I shares)
Invesco Advisers, Inc. (“Invesco” or the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I shares to 0.80% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2022. During its terms, the fee waiver agreement cannot be terminated or amended to increase the expense limit without approval of the Board of Trustees.

AST Academic Strategies Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.0242% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees

AST AllianzGI World Trends Portfolio
The Manager has contractually agreed to waive 0.047% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio
The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio
The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Fidelity Institutional AM® Quantitative Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)
The Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Hotchkis & Wiley Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.91% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.060% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Global Equity Portfolio
The Manager has contractually agreed to waive 0.0067% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Portfolio
The Manager has contractually agreed to waive 0.0185% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)
The Manager has contractually agreed to waive 0.0051% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.000% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.0101% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.0373% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2022. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.0128% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Natural Resources Portfolio
The Manager has contractually agreed to waive 0.0152% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Hedged Equity Portfolio
The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

NVIT Emerging Markets Fund – Class D
Nationwide Variable Insurance Trust (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract waiving 0.05% of the management fee to which the Adviser would otherwise be entitled until April 30, 2022. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.

ProFund Access VP High Yield
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Asia 30
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Banks
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Basic Materials
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Bear
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Biotechnology
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Bull
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Consumer Goods
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Consumer Services
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Europe 30
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Financials
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Health Care
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Industrials
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Internet
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Japan
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Large-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Large-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Mid-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Mid-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP NASDAQ-100
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Oil & Gas
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Pharmaceuticals
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Precious Metals
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Real Estate
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Rising Rates Opportunity
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Semiconductor
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Short Mid-Cap
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Short NASDAQ-100
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Short Small-Cap
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Small-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Small-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Technology
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Telecommunications
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP U.S. Government Plus
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.38% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP UltraBull
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP UltraMid-Cap
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP UltraNASDAQ-100
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP UltraSmall-Cap
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Utilities
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

PSF International Growth Portfolio – Class I (formerly PSF SP International Growth Portfolio – Class I)
The Manager has contractually agreed to waive 0.019% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.01% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees

Rydex Variable Trust - Inverse S&P 500® Strategy Fund
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through May 1, 2022, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.

Rydex Variable Trust – NASDAQ-100® Fund
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through May 1, 2022, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.

Rydex Variable Trust – Nova Fund
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through May 1, 2022, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.

Wells Fargo VT International Equity Fund - Class 1
 The Manager has committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.69% for Class 1 and 0.94% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo VT Omega Growth Fund - Class 1
The Manager has committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo VT Opportunity Fund℠ - Class 1
The Manager has committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo VT Small Cap Growth Fund - Class 1
The Manager has committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.95% for Class 1 and 1.20% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).
Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P., may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-advisory services provided to the Portfolio.

PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST).  AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST.

PGIM Investments LLC manages each of the portfolios of the Prudential Series Fund (PSF).
PGIM Real Estate is a business unit of PGIM, Inc.

APPENDIX B – SALE OF THE CONTRACTS TO RESIDENTS OF THE STATE OF NEW YORK
Some of the provisions of the Annuity are different for contracts offered to residents of the State of New York.

Summary of Contract Fees and Expenses

Contingent Deferred Sales Charge:

The CDSC schedule is as follows:

YEARS	1	2	3	4	5	6	7	8+
CHARGE (%)	7	6	5	4	3	2	1	0

Purchasing Your Annuity

Owner, Annuitant and Beneficiary Designations: The designation of Contingent Participant is not allowed on the Annuity Date.

Managing Your Annuity

"May I Change the Owner, Annuitant and Beneficiary Designations?": The following condition has been removed :
▪ A new Annuitant subsequent to the Annuity Date if the annuity option selected includes a life contingency.

"May I Return the Annuity if I Change My Mind?": The "free-look" period is within 21 days of receipt of the Annuity and within 10 days of receipt for IRAs. The amount to be refunded is the Account Value in the Sub-accounts plus the Interim Value of the Fixed Allocations and for IRAs the amount to be refunded is the greater of Premium or Account Value.

Managing Your Account Value

"Are There Restrictions or Charges on Transfers Between Investment Options?":

A specific authorization form MUST be completed which authorizes us to accept transfers via phone or through means such as electronic mail.

"Do You Offer Dollar Cost Averaging?": You must have a minimum Account Value of at least $20,000 to enroll in a Dollar Cost Averaging program.

"Do You Offer any Automatic Rebalancing Programs?": You must have a minimum Account Value of at least $20,000 to enroll in automatic rebalancing.

"How Does the Market Value Adjustment Work?": The definitions changed in this section are as follows:

▪ "J": is the interest rate for your class of annuities being credited to new Fixed Allocations with Guarantee Period durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation’s Guarantee Period) remaining in the Fixed Allocation’s Guarantee Period.

▪ "N": is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in the Fixed Allocation’s Guarantee Period.

"What Happens When My Guarantee Period Matures?": We will notify you of the Guarantee Periods available as of the date of such notice, at least 45 days and not more than 60 days prior to the Maturity Date. No Market Value Adjustment applies to any amounts allocated to a particular Fixed Allocation if you withdraw all or part of the Account Value in such Fixed Allocation within 30 days of maturity. If you are age 55 or older you may invest in a Fixed Allocation with a Guarantee Period of less than five years.

Prudential Annuities' Performance Advantage

This benefit was never available to residents of the State of New York.

B-1

Access To Account Value

"How Much Can I Withdraw as a Charge Free Withdrawal?": The Minimum Distribution provision is only available for annuities issued under Section 403(b) of the IRS Code or for IRA’s where Minimum Distributions are required. Minimum Distributions are not available for any other contracts.

"What is a Medically-Related Surrender and How Do I Qualify?": This section is deleted in its entirety.

"What Types of Annuity Payment Options are Available Upon Annuitization?": The Annuity Date may not exceed the first day of the calendar month following the Annuitant’s 90 th birthday. Additionally, the minimum annuity payment allowed is $20 per month.

Death Benefit

The Optional Death Benefits described in the Prospectus are not offered in the State of New York.

PRUDENTIAL ANNUITIES' ANNUITY REWARDS

This benefit is not available to residents of the State of New York.

Valuing Your Investment

The following section is added:

Deferral of Transactions: If we defer a distribution or transfer from any Fixed Allocation or any fixed annuity payment for more than 10 days, we pay interest using our then current crediting rate for this purpose, which is not less than 3% per year on the amount deferred.

General Information

Separate Account B: We reserve the right to add Sub-accounts, eliminate Sub-accounts, to combine Sub-accounts, or to substitute underlying mutual funds or portfolios of underlying mutual funds. In addition to obtaining prior approval from the insurance department of our state of domicile before making such a substitution, deletion or addition, any such changes are subject to the approval of the Superintendent of Insurance for the State of New York.

B-2

APPENDIX C - PLUS40™ OPTIONAL LIFE INSURANCE RIDER
Prudential Annuities' Plus40 ™ Optional Life Insurance Rider was offered, in those states where approved, between September 17, 2001 and May 1, 2003. The description below of the Plus40 ™ benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40 ™ benefit.

The life insurance coverage provided under the Plus40 ™ Optional Life Insurance Rider ("Plus40 ™ rider" or the "Rider") is supported by Prudential Annuities' general account and is not subject to, or registered as a security under, either the Securities Act of 1933 or the Investment Company Act of 1940. Information about the Plus40 ™ rider is included as an Appendix to this Prospectus to help you understand the Rider and the relationship between the Rider and the value of your Annuity. It is also included because you can elect to pay for the Rider with taxable withdrawals from your Annuity. The staff of the Securities and Exchange Commission has not reviewed this information. However, the information may be subject to certain generally applicable provisions of the Federal securities laws regarding accuracy and completeness.

The income tax-free life insurance payable to your Beneficiary(ies) under the Plus40 ™ rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death, subject to certain adjustments, restrictions and limitations described below.

Eligibility
The Plus40 ™ rider may be purchased as a rider on your Annuity. The Rider must cover those persons upon whose death the Annuity's death benefit becomes payable - the Annuity's owner or owners, or the Annuitant (in the case of an entity owned Annuity). If the Annuity has two Owners, the Rider's death benefit is payable upon the first death of such persons. If the Annuity is owned by an entity, the Rider’s death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

The minimum allowable age to purchase the Plus40 ™ rider is 40; the maximum allowable age is 75. If the Rider is purchased on two lives, both persons must meet the age eligibility requirements. The Plus40 ™ rider is not available to purchasers who use their Annuity as a funding vehicle for a Tax Sheltered Annuity (or 403(b)) or as a funding vehicle for a qualified plan under Section 401 of the Internal Revenue Code ("Code").

Adjustments, Restrictions & Limitations
▪ If you die during the first 24 months following the effective date of the Plus40 ™ rider (generally, the Issue Date of your Annuity), the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect. While we will return the charges you have paid during the applicable period as the death benefit, your Beneficiary(ies) will receive no additional life insurance benefit from the Plus40 ™ rider if you die within 24 months of its effective date.

▪ If you make a Purchase Payment within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Purchase Payment(s). If we reduce the death benefit payable under the Plus40 ™ rider based on this provision, we will return 50% of any charges paid for the Rider based on those Purchase Payments as an additional amount included in the death benefit under the Rider.

▪ If we apply Credits to your Annuity based on Purchase Payments, such Credits are treated as Account Value for purposes of determining the death benefit payable under the Plus40 ™ rider. However, if Credits were applied to Purchase Payments made within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Credits. If we reduce the death benefit payable under the Plus40 ™ rider based on this provision, we will return 50% of any charges paid for the Rider based on such Credits as an additional amount included in the death benefit under the Rider.

▪ If you become terminally ill (as defined in the Rider) and elect to receive a portion of the Plus40 ™ rider's death benefit under the Accelerated Death Benefit provision, the amount that will be payable under the Rider upon your death will be reduced. Please refer to the Accelerated Death Benefit provision described below.

▪ If charges for the Plus40 ™ rider are due and are unpaid as of the date the death benefit is being determined, such charges will be deducted from the amount paid to your Beneficiary(ies).

▪ If the age of any person covered under the Plus40 ™ rider is misstated, we will adjust any coverage under the Rider to conform to the facts. For example, if, due to the misstatement, we overcharged you for coverage under the Rider, we will add any additional charges paid to the amount payable to your Beneficiary(ies). If, due to the misstatement, we undercharged you for coverage under the Rider, we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

▪ On or after an Owner reaches the expiry date of the Rider (the anniversary of the Annuity's Issue Date on or immediately after the 95 th birthday), coverage will terminate. No charge will be made for an Owner following the expiry date. If there are two Owners, the expiry date applies separately to each Owner; therefore, coverage may continue for one Owner and terminate as to the other Owner.

Maximum Benefit
The Plus40 ™ rider is subject to a Maximum Death Benefit Amount based on the Purchase Payments applied to your Annuity. The Plus40 ™ rider may also be subject to a Per Life Maximum Benefit that is based on all amounts paid under any annuity contract we issue to you under which you have elected the Plus40 ™ rider or similar life insurance coverage.

▪ The Maximum Death Benefit Amount is 100% of the Purchase Payments increasing at 5% per year following the date each Purchase Payment is applied to the Annuity until the date of death. If Purchase Payments are applied to the Annuity within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

▪ The Per Life Maximum Benefit applies to Purchase Payments applied to any such annuity contracts more than 24 months from the date of death that exceed $1,000,000. If you make Purchase Payments in excess of $1,000,000, we will reduce the aggregate death benefit payable under all Plus40 ™ riders, or similar riders issued by us, based on the combined amount of Purchase Payments in excess of $1,000,000 multiplied by 40%. If the Per Life Maximum Benefit applies, we will reduce the amount payable under each applicable Plus40 ™ rider on a proportional basis. If the Per Life Maximum Benefit applies upon your death, we will return any excess charges that you paid on the portion of your Account Value on which no benefit is payable. The Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

Accelerated Death Benefit Provision
If you become terminally ill, you may request that a portion of the death benefit payable under the Plus40 ™ rider be prepaid instead of being paid to your Beneficiary(ies) upon your death. Subject to our requirements and where allowed by law, we will make a one time, lump sum payment. Our requirements include proof satisfactory to us, in writing, of terminal illness after the Rider's Effective Date.

The maximum we will pay, before any reduction, is the lesser of 50% of the Rider's death benefit or $100,000. If you elect to accelerate payment of a portion of the death benefit under the Plus40 ™ rider, the amount of the remaining death benefit is reduced by the prepaid amount accumulating at an annualized interest rate of 6.0%. Eligibility for an accelerated payout of a portion of your Plus40 ™ rider death benefit may be more restrictive than any medically-related surrender provision that may be applicable to you under the Annuity.

Charges for the Plus40 ™ Rider
The Plus40 ™ rider has a current charge and a guaranteed maximum charge. The current charge for the Plus40 ™ rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity. The applicable percentages differ based on the attained age, last birthday of the Owner(s) or Annuitant (in the case of an entity owned Annuity) as of the date the charge is due. We reserve the right to change the current charge, at any time, subject to regulatory approval where required. If there are two Owners, we calculate the current charge that applies to each Owner individually and deduct the combined amount as the charge for the Rider. There is no charge based on a person's life after coverage expires as to that person. However, a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

Attained Age	Percentage of Account Value
Age 40-75.80%
Age 76-80	1.60%
Age 81-85	3.20%
Age 86-90	4.80%
Age 91	6.50%
Age 92	7.50%
Age 93	8.50%
Age 94	9.50%
Age 95	10.50%

The charge for the Plus40 ™ rider may also be subject to a guaranteed maximum charge that will apply if the current charge, when applied to the Account Value, exceeds the guaranteed maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.

We determine the charge for the Rider annually, in arrears. We deduct the charge: (1) upon your death; (2) on each anniversary of the Issue Date; (3) on the date that you begin receiving annuity payments; (4) if you surrender your Annuity other than a medically-related surrender; or (5) if you choose to terminate the Rider. If the Rider terminates for any of the preceding reasons on a date other than the anniversary of the Annuity's Issue Date, the charge will be prorated. During the first year after the Annuity's Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.

You can elect to pay the annual charge through a redemption from your Annuity's Account Value or through funds other than those within the Annuity. If you do not elect a method of payment, we will automatically deduct the annual charge from your Annuity's Account Value. The manner in which you elect to pay for the Rider may have tax implications.

▪ If you elect to pay the charge through a redemption of your Annuity's Account Value, the withdrawal will be treated as a taxable distribution, and will generally be subject to ordinary income tax on the amount of any investment gain withdrawn. If you are under the age of 59½, the distribution may also be subject to a 10% additional tax on any gain withdrawn, in addition to ordinary income taxes. We first deduct the amount of the charge on a proportional basis from the Account Value in the variable investment options. We only deduct the charge on a proportional basis from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge.

▪ If you elect to pay the charge through funds other than those from your Annuity, we require that payment be made electronically in U.S. currency through a U.S. financial institution. If you elect to pay the charge through electronic transfer of funds and payment has not been received within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

Termination
You can terminate the Plus40 ™ rider at any time. Upon termination, you will be required to pay, on a proportional basis, a portion of the annual charge for the Rider. The Plus40 ™ rider will terminate automatically on the date your Account Value is applied to begin receiving annuity payments, on the date you surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date. We may also terminate the Plus40 ™ rider, if necessary, to comply with our interpretation of the Code and applicable regulations. Once terminated, you may not reinstate your coverage under the Plus40 ™ rider.

Changes in Annuity Designations
Changes in ownership and annuitant designations under the Annuity may result in changes in eligibility and charges under the Plus40 ™ rider. These changes may include termination of the Rider. Please refer to the Rider for specific details.

Spousal Assumption
A spousal beneficiary may elect to assume ownership of the Annuity instead of taking the Annuity's Death Benefit. However, regardless of whether a spousal beneficiary assumes ownership of the Annuity, the death benefit under the Plus40 ™ rider will be paid despite the fact that the Annuity will continue . The spousal beneficiary can apply the death benefit proceeds under the Plus40 ™ rider to the Annuity as a new Purchase Payment, can purchase a new annuity contract or use the death benefit proceeds for any other purpose. Certain restrictions may apply to an Annuity that is used as a qualified investment. Spousal beneficiaries may also be eligible to purchase the Plus40 ™ rider, in which case the Annuity's Account Value, as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

Tax Consideration
The Plus40 ™ rider was designed to qualify as a life insurance contract under the Code. As life insurance, under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

If your Annuity is being used as an Individual Retirement Annuity (IRA), we consider the Plus40 ™ rider to be outside of your IRA, since premium for the Rider is paid for either with funds outside of your Annuity or with withdrawals previously subject to tax and any applicable tax penalty.

We believe payments under the accelerated payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free payments. To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally ill, or any other applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

APPENDIX D – FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT
We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter this pre-determined mathematical formula.

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
▪ AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)
▪ V is the current Account Value of the elected Sub-accounts of the Annuity
▪ F is the current Account Value of the Fixed Allocations
▪ G is the Principal Value of the guarantee
▪ t is the number of whole and partial years between the current Valuation Day and the maturity date.
▪ t i is the number of whole and partial years between the next Valuation Day (i.e., the Valuation Day immediately following the current Valuation Day) and the maturity date.
▪ r is the fixed rate associated with Fixed Allocations of length t (t 1 is rounded to the next highest whole number to determine this rate) as of the current Valuation Day.
▪ r i is the fixed rate associated with Fixed Allocations of length t 1 (t 1 is rounded to the next highest whole number to determine this rate) as of the next Valuation Day.
▪ M is the total maturity value of all Fixed Allocations, i.e., the total value that the Fixed Allocations will have on the maturity date of the guarantee if no subsequent transactions occur.
The formula determines, on each Valuation Day, when a transfer is required.
The formula begins by determining a “cushion”, D:

D	=	1 – [(G – M) / (1 + r)ti] / V
Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:
A transfer into the Fixed Allocations will occur if D < 0.20, V > 0, and V > 0.02 * AV.
The transfer amount is calculated by the following formula:

T	=	MIN(V, (V * (0.75 * (1 + ri)ti – G + M) / (0.75 * (1 + ri)ti – (1 + r)t)))
A transfer from the Fixed Allocations to the Sub-accounts will occur if D > 0.30 and F > 0.
The transfer amount is calculated by the following formula:

T	=	MIN(F, (V * (0.75 * (1 + ri)ti – G + M) / ((1 + r)[t] – 0.75 * (1 + ri)ti)))
D-1

APPENDIX E– FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT
We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter the formula.

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
▪ AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)
▪ V is the current Account Value of the elected Sub-accounts of the Annuity
▪ F is the current Account Value of the Fixed Allocations
For each guarantee provided under the program,
▪ G i is the Principal Value of the guarantee
▪ t i is the number of whole and partial years until the maturity date of the guarantee.
▪ r i is the current fixed rate associated with Fixed Allocations of length t i (t i is rounded to the next highest integer to determine this rate).
The formula determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each guarantee the value (L i ) that, if appreciated at the current fixed rate, would equal the Principal Value on the applicable maturity date. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + ri)ti
Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:
A transfer into the Fixed Allocations will occur if L > (AV – 0.2 * V), and V > 0.
The transfer amount is calculated by the following formula:

T	=	MIN(V, (V – (1 / 0.23) * (AV – L)))
A transfer from the Fixed Allocations to the Sub-accounts will occur if L < (AV – 0.26 * V), and F > 0.
The transfer amount is calculated by the following formula:

T	=	MIN(F, ((1 / 0.23) * (AV – L) – V))

E-1

This prospectus describes the important features of the Annuity and provides information about Prudential Annuities Life Assurance Corporation (“Prudential Annuities”, “PALAC”, “we”, “our” or “us”) and Prudential Annuities Life Assurance Corporation Variable Account B (Separate Account).
We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (SAI) that includes additional information about the Annuity, PALAC and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity, or to make other investor inquiries, please call 1-888-PRU-2888. The SAI is also available at our website, https://www.prudential.com/personal/annuities/annuity-prospectuses .
We file periodic reports and other information about the Annuity and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Edgar Contract Identifier: C000010696                                    FUSIASAPIIPROS

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

Edgar Contract Identifier: C000010696                                    FUSIASAPIIPROS

PART B
Advanced Series Advisor PlanSM II
Advanced Series Advisor PlanSM II Premier
Harvester Variable Annuity
Statement of Additional Information: April 30, 2021
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
The variable annuity contracts listed above (Annuities) are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION, a Prudential Financial Company, and PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (also known as “Separate Account B”).
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES – VARIABLE ANNUITIES, P.O. BOX 7960, PHILADELPHIA, PA OR TELEPHONE 1-888-PRU-2888 OUR WEBSITE IS WWW.PRUDENTIAL.COM. WE DO NOT INCORPORATE BY REFERENCE ANY INFORMATION INTO THIS STATEMENT OF ADDITIONAL INFORMATION.

Prospectus Dated: April 30, 2021	Statement of Additional Information Dated: April 30, 2021
ASAP II: C000003475
ASAP II Premier: C000010696
Harvester Variable Annuity: C000010699
1

GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES
Prudential Annuities Life Assurance Corporation
Prudential Annuities Life Assurance Corporation (“Prudential Annuities”, “PALAC”, “we”, “our” or “us”), a Prudential Financial Company, is a stock life insurance company incorporated under the laws of Arizona as of August 31, 2013, formerly incorporated in Connecticut, and is domiciled in Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Puerto Rico, and in all states except New York. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc., whose ultimate parent is Prudential Financial, Inc. Prudential Annuities markets through and in conjunction with registered broker-dealers.
Prudential Annuities Life Assurance Corporation has developed long-term savings and retirement products, which were distributed through its affiliated broker-dealer company, Prudential Annuities Distributors, Inc. (“PAD”). Prudential Annuities Life Assurance Corporation issued variable and fixed deferred and immediate annuities for individuals and groups in the United States of America and Puerto Rico. In addition, Prudential Annuities Life Assurance Corporation has a relatively small in force block of variable life insurance policies. In March 2010, Prudential Annuities Life Assurance Corporation ceased offering its variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product line by each of Pruco Life Insurance Company and its wholly-owned subsidiary Pruco Life Insurance Company of New Jersey (which are affiliates of Prudential Annuities Life Assurance Corporation). These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities. During 2012, Prudential Annuities Life Assurance Corporation suspended additional customer deposits for variable annuities with certain living benefit guarantees. However, Prudential Annuities Life Assurance Corporation continues to accept additional customer deposits on certain in-force contracts, subject to applicable contract provisions and administrative rules.
Prudential Annuities Life Assurance Corporation resumed offering annuity products to new investors (except in New York) when it launched new fixed indexed annuities and a new deferred income annuity in 2018.
Prudential Annuities Life Assurance Corporation Variable Account B
Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as “Separate Account B,” was established by us pursuant to Connecticut law on November 25, 1987. Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into American Skandia Life Assurance Corporation Variable Account B Class 1 Sub-accounts, which was subsequently renamed Prudential Annuities Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.
Effective August 31, 2013, Prudential Annuities Life Assurance Corporation changed its domicile from Connecticut to Arizona. As a result of this change, the Arizona Department of Insurance is our principal regulatory authority and all of our separate accounts, including Separate Account B, will now be operated in accordance with the laws of Arizona.
Separate Account B holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of the underlying mutual funds or portfolios of underlying mutual funds offered as Sub-accounts of Separate Account B. The underlying mutual funds or portfolios of underlying mutual funds are referred to as the Portfolios. Each Sub-account invests exclusively in a Portfolio. You will find additional information about the Portfolios in their respective prospectuses.
Separate Account B is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk.
We reserve the right to do any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion of it with other “unitized” separate accounts; (c) deregister Separate Account B under the Investment Company Act; (d) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (e) make changes required by any change in the Securities Act, the Exchange Act or the Investment Company Act; (f) make changes that are necessary to maintain the tax status of your Annuity under the Code; (g) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (h) discontinue offering any Sub-account at any time.
Also, from time to time, we may make additional Sub-accounts available to you.
We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new Portfolios for the one in which a Sub-account is invested.
We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another “unitized” separate account. We will notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.
2

PRINCIPAL UNDERWRITER/DISTRIBUTOR - PRUDENTIAL ANNUITIES DISTRIBUTORS, INC.
Prudential Annuities Distributors, Inc. (“PAD”), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity described in the Prospectus and this Statement of Additional Information. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. Prudential Annuities Life Assurance Corporation and AST Investment Services, Inc. (“ASISI”), a co-investment manager of Advanced Series Trust (“AST”), are also wholly-owned subsidiaries of Prudential Annuities, Inc. Prudential Annuities Information Services and Technology Corporation, also a wholly-owned subsidiary of Prudential Annuities, Inc., is a service company that provides systems and information services to Prudential Annuities Life Assurance Corporation and its affiliated companies.
PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (the “Exchange Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Annuity is no longer sold but Owners may make additional Purchase Payments and transfer Account Value in accordance with the Annuity. PAD enters into distribution agreements with both affiliated and unaffiliated broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration (“firms”). Applications for annuity products are solicited by registered representatives of those firms.
Commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of the account value. We may also provide cash compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other cash compensation paid in relation to the Annuity do not result in any additional charge to you or to Separate Account B.
Payments made to promote sale of our products.
In an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or each Annuity on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we and/or PAD pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain products; and/or percentage payments based on the total amount of money received as purchase payments under annuity products sold through the broker-dealer.
We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list in the prospectus includes the names of the firms that we are aware (as of December 31, 2020) received cash compensation with respect to annuity business during 2020 (or as to which a payment amount was accrued during 2020). The firms listed include payments in connection with products issued by Prudential Annuities Life Assurance Corporation. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. During 2020, the least amount paid, and greatest amount paid, were $0.40 and $6,484,139.48, respectively.
With respect to all individual annuities issued by Prudential Annuities, PAD received commissions as follows: 2020: $211,412,859.70; 2019: $97,485,195.74; and 2018: $122,121,924.71. PAD retained none of those commissions.
OTHER SERVICE PROVIDERS
Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2020, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or an affiliated insurer within the Prudential Annuities business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc.	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc.	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
3

The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
MISSTATEMENT OF AGE OR SEX
If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit is based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.
CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s Portfolios and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to a Portfolio, an inability to calculate unit values with respect to the Annuity and/or the net asset value (“NAV”) with respect to a Portfolio, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the Portfolios offered under the Annuity may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the Portfolios, and the issuers in which the Portfolios invest.
4

FINANCIAL STATEMENTS
The financial statements of Prudential Annuities Life Assurance Corporation as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 and the financial statements of Prudential Annuities Life Assurance Corporation Variable Account B as of the dates presented and for each of the periods indicated therein are included in this Statement of Additional Information. Such financial statements have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s principal business address is 300 Madison Avenue, New York, NY 10017-6204.
5

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$661,551,579	$490,379,362	$110,379,037	$680,844,045	$659,702,323
Net Assets	$661,551,579	$490,379,362	$110,379,037	$680,844,045	$659,702,323

NET ASSETS, representing:
Accumulation units	$660,997,083	$490,310,861	$110,225,264	$680,792,756	$655,699,354
Contracts in payout (annuitization) period	554,496	68,501	153,773	51,289	4,002,969
	$661,551,579	$490,379,362	$110,379,037	$680,844,045	$659,702,323

Units outstanding	10,279,932	42,690,537	2,139,065	26,191,968	29,923,528

Portfolio shares held	10,253,434	490,379,362	7,856,159	29,410,110	37,525,729
Portfolio net asset value per share	$64.52	$1.00	$14.05	$23.15	$17.58
Investment in portfolio shares, at cost	$344,010,863	$490,379,362	$91,350,595	$514,730,138	$563,951,261

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$996,196	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	7,550,791	6,035,289	1,284,787	7,887,858	8,202,636

NET INVESTMENT INCOME (LOSS)	(7,550,791)	(5,039,093)	(1,284,787)	(7,887,858)	(8,202,636)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	129,026,165	—	10,199,676	92,271,716	(27,281,251)
Net change in unrealized appreciation (depreciation) on investments	50,232,888	—	(17,176,261)	(28,869,632)	37,291,689
NET GAIN (LOSS) ON INVESTMENTS	179,259,053	—	(6,976,585)	63,402,084	10,010,438

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$171,708,262	$(5,039,093)	$(8,261,372)	$55,514,226	$1,807,802

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$145,034,062	$245,694,701	$63,399,318	$198,435,535	$503,597,283
Net Assets	$145,034,062	$245,694,701	$63,399,318	$198,435,535	$503,597,283

NET ASSETS, representing:
Accumulation units	$143,887,007	$245,144,412	$62,995,778	$197,196,180	$502,423,517
Contracts in payout (annuitization) period	1,147,055	550,289	403,540	1,239,355	1,173,766
	$145,034,062	$245,694,701	$63,399,318	$198,435,535	$503,597,283

Units outstanding	5,072,840	5,446,070	2,323,800	5,019,035	21,708,626

Portfolio shares held	12,417,300	7,532,026	2,625,231	6,791,086	31,812,842
Portfolio net asset value per share	$11.68	$32.62	$24.15	$29.22	$15.83
Investment in portfolio shares, at cost	$131,780,144	$123,724,574	$50,367,423	$143,252,446	$276,167,533

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	1,662,645	2,800,335	682,112	2,359,143	5,345,962

NET INVESTMENT INCOME (LOSS)	(1,662,645)	(2,800,335)	(682,112)	(2,359,143)	(5,345,962)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,967,363	45,848,854	(3,042,235)	22,373,091	52,985,292
Net change in unrealized appreciation (depreciation) on investments	(2,806,640)	17,648,297	(139,563)	(18,168,541)	67,803,587
NET GAIN (LOSS) ON INVESTMENTS	4,160,723	63,497,151	(3,181,798)	4,204,550	120,788,879

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,498,078	$60,696,816	$(3,863,910)	$1,845,407	$115,442,917
The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$160,330,425	$240,505,497	$906,656,832	$265,521,360	$271,241,804
Net Assets	$160,330,425	$240,505,497	$906,656,832	$265,521,360	$271,241,804

NET ASSETS, representing:
Accumulation units	$159,910,538	$239,609,225	$902,401,197	$264,928,181	$269,966,606
Contracts in payout (annuitization) period	419,887	896,272	4,255,635	593,179	1,275,198
	$160,330,425	$240,505,497	$906,656,832	$265,521,360	$271,241,804

Units outstanding	2,979,555	8,089,661	15,675,920	7,196,775	5,292,640

Portfolio shares held	6,253,137	7,250,693	10,785,830	6,098,332	7,823,531
Portfolio net asset value per share	$25.64	$33.17	$84.06	$43.54	$34.67
Investment in portfolio shares, at cost	$118,536,803	$169,934,232	$361,897,393	$120,516,557	$200,924,190

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	1,609,882	2,929,140	11,582,604	3,244,430	3,067,324

NET INVESTMENT INCOME (LOSS)	(1,609,882)	(2,929,140)	(11,582,604)	(3,244,430)	(3,067,324)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,547,574	21,683,464	131,600,449	48,550,701	33,959,738
Net change in unrealized appreciation (depreciation) on investments	(4,039,394)	(23,193,922)	84,081,301	12,925,881	(42,989,167)
NET GAIN (LOSS) ON INVESTMENTS	508,180	(1,510,458)	215,681,750	61,476,582	(9,029,429)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,101,702)	$(4,439,598)	$204,099,146	$58,232,152	$(12,096,753)

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
ASSETS
Investment in the portfolios, at fair value	$195,651,645	$278,466,138	$1,079,721,270	$139,091,261	$115,482,820
Net Assets	$195,651,645	$278,466,138	$1,079,721,270	$139,091,261	$115,482,820

NET ASSETS, representing:
Accumulation units	$195,451,206	$277,535,792	$1,074,210,329	$137,925,663	$115,441,660
Contracts in payout (annuitization) period	200,439	930,346	5,510,941	1,165,598	41,160
	$195,651,645	$278,466,138	$1,079,721,270	$139,091,261	$115,482,820

Units outstanding	3,187,755	18,593,225	47,997,476	4,416,487	3,430,461

Portfolio shares held	2,485,412	23,985,025	67,949,734	4,203,423	5,244,451
Portfolio net asset value per share	$78.72	$11.61	$15.89	$33.09	$22.02
Investment in portfolio shares, at cost	$108,939,442	$258,423,186	$937,168,104	$111,883,451	$93,139,694

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	1,955,376	3,661,796	12,724,763	1,644,834	1,061,833

NET INVESTMENT INCOME (LOSS)	(1,955,376)	(3,661,796)	(12,724,763)	(1,644,834)	(1,061,833)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	23,739,012	5,130,079	81,027,651	14,760,117	(14,212,342)
Net change in unrealized appreciation (depreciation) on investments	36,205,572	1,126,815	(8,213,979)	(29,758,722)	7,450,840
NET GAIN (LOSS) ON INVESTMENTS	59,944,584	6,256,894	72,813,672	(14,998,605)	(6,761,502)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$57,989,208	$2,595,098	$60,088,909	$(16,643,439)	$(7,823,335)

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,342,096,596	$104,579,716	$201,228,977	$162,361,680	$—
Net Assets	$2,342,096,596	$104,579,716	$201,228,977	$162,361,680	$—

NET ASSETS, representing:
Accumulation units	$2,342,066,749	$104,322,663	$200,330,020	$161,511,568	$—
Contracts in payout (annuitization) period	29,847	257,053	898,957	850,112	—
	$2,342,096,596	$104,579,716	$201,228,977	$162,361,680	$—

Units outstanding	65,855,036	5,606,639	5,092,657	5,122,687	—

Portfolio shares held	62,108,104	4,902,940	7,306,789	4,439,751	—
Portfolio net asset value per share	$37.71	$21.33	$27.54	$36.57	$—
Investment in portfolio shares, at cost	$1,615,353,290	$85,769,089	$141,001,668	$116,783,032	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	11/13/2020**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	27,139,692	1,285,355	2,134,473	1,712,719	1,194,155

NET INVESTMENT INCOME (LOSS)	(27,139,692)	(1,285,355)	(2,134,473)	(1,712,719)	(1,194,155)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	292,448,282	1,210,765	20,346,658	3,641,837	551,948
Net change in unrealized appreciation (depreciation) on investments	(80,129,826)	(2,902,856)	(3,609,897)	9,311,435	(6,166,470)
NET GAIN (LOSS) ON INVESTMENTS	212,318,456	(1,692,091)	16,736,761	12,953,272	(5,614,522)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$185,178,764	$(2,977,446)	$14,602,288	$11,240,553	$(6,808,677)

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST International Growth Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$341,078,752	$288,081,175	$4,190,714,726	$1,489,397,632	$2,347,786,159
Net Assets	$341,078,752	$288,081,175	$4,190,714,726	$1,489,397,632	$2,347,786,159

NET ASSETS, representing:
Accumulation units	$340,457,619	$288,081,175	$4,190,714,726	$1,488,882,060	$2,347,786,159
Contracts in payout (annuitization) period	621,133	—	—	515,572	—
	$341,078,752	$288,081,175	$4,190,714,726	$1,489,397,632	$2,347,786,159

Units outstanding	8,998,937	16,036,878	185,227,283	97,685,735	109,846,305

Portfolio shares held	12,651,289	15,504,907	169,802,055	88,654,621	102,568,203
Portfolio net asset value per share	$26.96	$18.58	$24.68	$16.80	$22.89
Investment in portfolio shares, at cost	$186,523,763	$227,496,738	$2,573,745,176	$1,222,483,894	$1,400,525,773

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST International Growth Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	4,210,544	3,428,770	52,267,103	18,876,858	28,843,899

NET INVESTMENT INCOME (LOSS)	(4,210,544)	(3,428,770)	(52,267,103)	(18,876,858)	(28,843,899)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	38,398,751	27,220,077	544,598,598	154,662,382	257,092,799
Net change in unrealized appreciation (depreciation) on investments	39,206,523	(17,552,167)	(134,023,560)	(124,668,023)	(44,550,900)
NET GAIN (LOSS) ON INVESTMENTS	77,605,274	9,667,910	410,575,038	29,994,359	212,541,899

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$73,394,730	$6,239,140	$358,307,935	$11,117,501	$183,698,000
The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	AST Western Asset Core Plus Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,538,225,697	$678,068,153	$556,138,514	$511,380,022	$668,452,988
Net Assets	$1,538,225,697	$678,068,153	$556,138,514	$511,380,022	$668,452,988

NET ASSETS, representing:
Accumulation units	$1,538,225,697	$678,068,153	$556,138,514	$511,380,022	$667,312,499
Contracts in payout (annuitization) period	—	—	—	—	1,140,489
	$1,538,225,697	$678,068,153	$556,138,514	$511,380,022	$668,452,988

Units outstanding	82,395,164	40,172,711	29,412,399	32,135,125	42,790,099

Portfolio shares held	78,082,523	37,236,033	27,288,445	30,713,515	43,977,170
Portfolio net asset value per share	$19.70	$18.21	$20.38	$16.65	$15.20
Investment in portfolio shares, at cost	$1,089,130,374	$518,355,396	$414,542,733	$425,393,542	$581,013,091

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	20,244,030	7,262,705	5,829,637	5,477,156	7,863,323

NET INVESTMENT INCOME (LOSS)	(20,244,030)	(7,262,705)	(5,829,637)	(5,477,156)	(7,863,323)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	133,843,003	72,005,663	75,158,240	56,203,563	40,914,669
Net change in unrealized appreciation (depreciation) on investments	(15,724,839)	(8,635,703)	(25,947,094)	(27,900,227)	2,255,387
NET GAIN (LOSS) ON INVESTMENTS	118,118,164	63,369,960	49,211,146	28,303,336	43,170,056

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$97,874,134	$56,107,255	$43,381,509	$22,826,180	$35,306,733
The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Davis Value Portfolio	Columbia Variable Portfolio - Asset Allocation Fund (Class 1)	Columbia Variable Portfolio - Small Company Growth Fund (Class 1)	Prudential SP International Growth Portfolio (Class I)	ProFund VP Asia 30
ASSETS
Investment in the portfolios, at fair value	$942,761	$—	$645,381	$4,636,495	$8,408,865
Net Assets	$942,761	$—	$645,381	$4,636,495	$8,408,865

NET ASSETS, representing:
Accumulation units	$942,761	$—	$645,381	$4,476,045	$8,408,865
Contracts in payout (annuitization) period	—	—	—	160,450	—
	$942,761	$—	$645,381	$4,636,495	$8,408,865

Units outstanding	36,438	—	7,207	171,846	236,208

Portfolio shares held	102,809	—	21,534	378,181	110,833
Portfolio net asset value per share	$9.17	$—	$29.97	$12.26	$75.87
Investment in portfolio shares, at cost	$931,315	$—	$367,577	$3,076,098	$6,615,608

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Davis Value Portfolio	Columbia Variable Portfolio - Asset Allocation Fund (Class 1)	Columbia Variable Portfolio - Small Company Growth Fund (Class 1)	Prudential SP International Growth Portfolio (Class I)	ProFund VP Asia 30
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	4/24/2020**	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$5,971	$74,339	$—	$—	$73,074

EXPENSES
Charges for mortality and expense risk,
and for administration	11,762	8,961	4,942	53,404	86,252

NET INVESTMENT INCOME (LOSS)	(5,791)	65,378	(4,942)	(53,404)	(13,178)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	23,885	761,108	8,787	—	666,130
Net realized gain (loss) on shares redeemed	(87,247)	(601,996)	29,707	467,506	60,063
Net change in unrealized appreciation (depreciation) on investments	142,957	(436,170)	236,670	613,192	1,311,949
NET GAIN (LOSS) ON INVESTMENTS	79,595	(277,058)	275,164	1,080,698	2,038,142

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$73,804	$(211,680)	$270,222	$1,027,294	$2,024,964

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Banks	ProFund VP Bear	ProFund VP Biotechnology	ProFund VP Basic Materials	ProFund VP UltraBull
ASSETS
Investment in the portfolios, at fair value	$2,780,807	$1,379,342	$7,722,957	$4,775,459	$8,707,814
Net Assets	$2,780,807	$1,379,342	$7,722,957	$4,775,459	$8,707,814

NET ASSETS, representing:
Accumulation units	$2,780,807	$1,379,239	$7,722,957	$4,775,459	$8,707,814
Contracts in payout (annuitization) period	—	103	—	—	—
	$2,780,807	$1,379,342	$7,722,957	$4,775,459	$8,707,814

Units outstanding	301,376	1,343,086	207,200	190,515	240,929

Portfolio shares held	116,988	70,411	94,033	68,850	296,588
Portfolio net asset value per share	$23.77	$19.59	$82.13	$69.36	$29.36
Investment in portfolio shares, at cost	$2,261,279	$1,508,389	$7,680,029	$4,248,925	$7,803,901

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Banks	ProFund VP Bear	ProFund VP Biotechnology	ProFund VP Basic Materials	ProFund VP UltraBull
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$61,429	$13,314	$1,422	$27,016	$60,671

EXPENSES
Charges for mortality and expense risk,
and for administration	34,822	34,441	89,875	52,022	90,363

NET INVESTMENT INCOME (LOSS)	26,607	(21,127)	(88,453)	(25,006)	(29,692)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	549,673	325,184	5,356,133
Net realized gain (loss) on shares redeemed	(923,799)	(1,336,940)	1,313,869	(328,081)	(3,446,573)
Net change in unrealized appreciation (depreciation) on investments	(53,653)	124,824	(734,785)	481,847	(535,803)
NET GAIN (LOSS) ON INVESTMENTS	(977,452)	(1,212,116)	1,128,757	478,950	1,373,757

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(950,845)	$(1,233,243)	$1,040,304	$453,944	$1,344,065
The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Bull	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Oil & Gas	ProFund VP Europe 30
ASSETS
Investment in the portfolios, at fair value	$16,208,617	$10,599,584	$11,312,037	$5,379,894	$6,657,006
Net Assets	$16,208,617	$10,599,584	$11,312,037	$5,379,894	$6,657,006

NET ASSETS, representing:
Accumulation units	$16,208,617	$10,599,584	$11,293,132	$5,366,853	$6,654,732
Contracts in payout (annuitization) period	—	—	18,905	13,041	2,274
	$16,208,617	$10,599,584	$11,312,037	$5,379,894	$6,657,006

Units outstanding	562,797	300,758	358,734	474,378	561,556

Portfolio shares held	272,964	139,193	181,895	286,469	320,665
Portfolio net asset value per share	$59.38	$76.15	$62.19	$18.78	$20.76
Investment in portfolio shares, at cost	$14,051,943	$10,578,162	$8,317,614	$5,342,594	$6,635,210

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Bull	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Oil & Gas	ProFund VP Europe 30
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$13,259	$—	$70,963	$132,609	$182,582

EXPENSES
Charges for mortality and expense risk,
and for administration	205,540	132,041	122,563	66,503	87,377

NET INVESTMENT INCOME (LOSS)	(192,281)	(132,041)	(51,600)	66,106	95,205

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	734,141	3,008,528	94,207	58,640	—
Net realized gain (loss) on shares redeemed	(894,052)	(682,836)	(1,173,231)	(3,456,393)	(695,894)
Net change in unrealized appreciation (depreciation) on investments	1,872,880	(506,940)	3,695,311	530,698	(420,035)
NET GAIN (LOSS) ON INVESTMENTS	1,712,969	1,818,752	2,616,287	(2,867,055)	(1,115,929)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,520,688	$1,686,711	$2,564,687	$(2,800,949)	$(1,020,724)
The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP U.S. Government Plus	ProFund VP Health Care	Access VP High Yield Fund	ProFund VP Industrials
ASSETS
Investment in the portfolios, at fair value	$11,401,429	$7,411,245	$29,206,177	$4,681,652	$8,486,862
Net Assets	$11,401,429	$7,411,245	$29,206,177	$4,681,652	$8,486,862

NET ASSETS, representing:
Accumulation units	$11,401,429	$7,411,245	$29,164,037	$4,681,652	$8,486,862
Contracts in payout (annuitization) period	—	—	42,140	—	—
	$11,401,429	$7,411,245	$29,206,177	$4,681,652	$8,486,862

Units outstanding	774,109	283,171	914,956	212,329	258,565

Portfolio shares held	274,007	242,594	387,042	172,755	93,591
Portfolio net asset value per share	$41.61	$30.55	$75.46	$27.10	$90.68
Investment in portfolio shares, at cost	$10,707,919	$8,194,292	$27,551,244	$4,468,304	$6,817,182

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP U.S. Government Plus	ProFund VP Health Care	Access VP High Yield Fund	ProFund VP Industrials
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$72,248	$4,363	$—	$263,250	$12,355

EXPENSES
Charges for mortality and expense risk,
and for administration	156,183	163,040	376,091	59,669	100,367

NET INVESTMENT INCOME (LOSS)	(83,935)	(158,677)	(376,091)	203,581	(88,012)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	785,428	682,269	3,447,545	—	136,744
Net realized gain (loss) on shares redeemed	(784,721)	1,464,720	(1,514,568)	(544,580)	(1,157,806)
Net change in unrealized appreciation (depreciation) on investments	(970,916)	(451,492)	865,185	142,627	1,833,568
NET GAIN (LOSS) ON INVESTMENTS	(970,209)	1,695,497	2,798,162	(401,953)	812,506

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,054,144)	$1,536,820	$2,422,071	$(198,372)	$724,494
The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Internet	ProFund VP Japan	ProFund VP Precious Metals	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
ASSETS
Investment in the portfolios, at fair value	$8,930,848	$4,839,874	$16,624,987	$16,374,829	$10,696,296
Net Assets	$8,930,848	$4,839,874	$16,624,987	$16,374,829	$10,696,296

NET ASSETS, representing:
Accumulation units	$8,930,848	$4,839,874	$16,608,068	$16,374,829	$10,692,453
Contracts in payout (annuitization) period	—	—	16,919	—	3,843
	$8,930,848	$4,839,874	$16,624,987	$16,374,829	$10,696,296

Units outstanding	68,491	294,078	1,436,254	482,339	388,505

Portfolio shares held	152,534	76,039	538,200	343,432	271,755
Portfolio net asset value per share	$58.55	$63.65	$30.89	$47.68	$39.36
Investment in portfolio shares, at cost	$7,106,182	$4,023,400	$16,857,179	$13,801,262	$9,771,086

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Internet	ProFund VP Japan	ProFund VP Precious Metals	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$11,792	$34,004	$—	$35,788

EXPENSES
Charges for mortality and expense risk,
and for administration	89,030	53,865	185,885	175,119	115,771

NET INVESTMENT INCOME (LOSS)	(89,030)	(42,073)	(151,881)	(175,119)	(79,983)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	910,134	—	—	1,253,271	716,315
Net realized gain (loss) on shares redeemed	344,065	(34,378)	3,894,527	(1,416,286)	(1,258,167)
Net change in unrealized appreciation (depreciation) on investments	1,789,656	544,177	(1,314,425)	2,331,220	206,089
NET GAIN (LOSS) ON INVESTMENTS	3,043,855	509,799	2,580,102	2,168,205	(335,763)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,954,825	$467,726	$2,428,221	$1,993,086	$(415,746)
The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Pharmaceuticals	ProFund VP Real Estate	ProFund VP Rising Rates Opportunity	ProFund VP NASDAQ-100	ProFund VP Semiconductor
ASSETS
Investment in the portfolios, at fair value	$2,583,839	$6,123,586	$1,078,591	$35,255,690	$4,109,112
Net Assets	$2,583,839	$6,123,586	$1,078,591	$35,255,690	$4,109,112

NET ASSETS, representing:
Accumulation units	$2,583,839	$6,123,586	$1,078,591	$35,135,071	$4,109,112
Contracts in payout (annuitization) period	—	—	—	120,619	—
	$2,583,839	$6,123,586	$1,078,591	$35,255,690	$4,109,112

Units outstanding	133,588	213,612	1,190,721	909,789	125,585

Portfolio shares held	67,043	105,307	38,826	498,455	49,795
Portfolio net asset value per share	$38.54	$58.15	$27.78	$70.73	$82.52
Investment in portfolio shares, at cost	$2,274,605	$6,239,930	$1,063,160	$32,810,262	$3,078,303

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Pharmaceuticals	ProFund VP Real Estate	ProFund VP Rising Rates Opportunity	ProFund VP NASDAQ-100	ProFund VP Semiconductor
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$2,595	$97,187	$9,325	$—	$11,818

EXPENSES
Charges for mortality and expense risk,
and for administration	28,668	81,471	16,006	352,822	40,255

NET INVESTMENT INCOME (LOSS)	(26,073)	15,716	(6,681)	(352,822)	(28,437)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	180,215	—	1,885,786	229,611
Net realized gain (loss) on shares redeemed	146,343	(890,890)	(469,887)	5,812,486	384,171
Net change in unrealized appreciation (depreciation) on investments	52,958	(214,244)	25,702	1,387,561	664,789
NET GAIN (LOSS) ON INVESTMENTS	199,301	(924,919)	(444,185)	9,085,833	1,278,571

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$173,228	$(909,203)	$(450,866)	$8,733,011	$1,250,134
The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Short Mid-Cap	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap Value
ASSETS
Investment in the portfolios, at fair value	$15,015,696	$51,287	$263,847	$80,840	$9,927,839
Net Assets	$15,015,696	$51,287	$263,847	$80,840	$9,927,839

NET ASSETS, representing:
Accumulation units	$15,015,696	$51,287	$263,847	$80,840	$9,927,839
Contracts in payout (annuitization) period	—	—	—	—	—
	$15,015,696	$51,287	$263,847	$80,840	$9,927,839

Units outstanding	399,072	55,854	919,621	103,553	411,741

Portfolio shares held	410,714	2,548	14,481	2,928	234,037
Portfolio net asset value per share	$36.56	$20.13	$18.22	$27.61	$42.42
Investment in portfolio shares, at cost	$12,570,593	$52,495	$287,556	$84,209	$8,857,998

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Short Mid-Cap	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap Value
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$548	$703	$925	$1,945

EXPENSES
Charges for mortality and expense risk,
and for administration	157,955	1,960	5,859	3,905	90,787

NET INVESTMENT INCOME (LOSS)	(157,955)	(1,412)	(5,156)	(2,980)	(88,842)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,641,375	—	—	—	899,092
Net realized gain (loss) on shares redeemed	(2,909,917)	(199,318)	(245,999)	(101,297)	(1,686,712)
Net change in unrealized appreciation (depreciation) on investments	3,127,745	(279)	22,361	(2,667)	773,357
NET GAIN (LOSS) ON INVESTMENTS	1,859,203	(199,597)	(223,638)	(103,964)	(14,263)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,701,248	$(201,009)	$(228,794)	$(106,944)	$(103,105)

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Technology	ProFund VP Telecommu-nications	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap
ASSETS
Investment in the portfolios, at fair value	$11,748,370	$3,519,263	$8,385,512	$73,099,062	$6,274,333
Net Assets	$11,748,370	$3,519,263	$8,385,512	$73,099,062	$6,274,333

NET ASSETS, representing:
Accumulation units	$11,748,370	$3,519,263	$8,380,140	$73,099,062	$6,274,333
Contracts in payout (annuitization) period	—	—	5,372	—	—
	$11,748,370	$3,519,263	$8,385,512	$73,099,062	$6,274,333

Units outstanding	413,501	333,044	164,943	2,578,938	193,149

Portfolio shares held	155,917	109,124	166,313	787,112	270,329
Portfolio net asset value per share	$75.35	$32.25	$50.42	$92.87	$23.21
Investment in portfolio shares, at cost	$8,658,293	$3,235,266	$7,248,419	$58,051,087	$5,025,019

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Technology	ProFund VP Telecommu-nications	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$29,546	$15,991	$—	$5,565

EXPENSES
Charges for mortality and expense risk,
and for administration	118,661	45,594	79,456	591,414	53,899

NET INVESTMENT INCOME (LOSS)	(118,661)	(16,048)	(63,465)	(591,414)	(48,334)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,065,213	—	1,415,358	10,681,096	660,160
Net realized gain (loss) on shares redeemed	1,322,687	(258,542)	(1,239,095)	6,216,300	(521,041)
Net change in unrealized appreciation (depreciation) on investments	1,407,167	213,877	(352,181)	3,817,939	711,989
NET GAIN (LOSS) ON INVESTMENTS	3,795,067	(44,665)	(175,918)	20,715,335	851,108

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,676,406	$(60,713)	$(239,383)	$20,123,921	$802,774

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund
ASSETS
Investment in the portfolios, at fair value	$16,954,326	$18,324,634	$10,558,778	$1,368,911	$11,443,895
Net Assets	$16,954,326	$18,324,634	$10,558,778	$1,368,911	$11,443,895

NET ASSETS, representing:
Accumulation units	$16,954,326	$18,257,450	$10,558,778	$1,368,911	$11,443,895
Contracts in payout (annuitization) period	—	67,184	—	—	—
	$16,954,326	$18,324,634	$10,558,778	$1,368,911	$11,443,895

Units outstanding	658,235	503,319	537,287	58,153	317,013

Portfolio shares held	453,688	237,274	260,711	9,458	182,228
Portfolio net asset value per share	$37.37	$77.23	$40.50	$144.73	$62.80
Investment in portfolio shares, at cost	$19,848,490	$16,133,793	$10,453,615	$565,541	$5,481,648

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$270,202	$—	$108,455	$10,973	$28,712

EXPENSES
Charges for mortality and expense risk,
and for administration	242,736	218,884	128,746	16,993	136,861

NET INVESTMENT INCOME (LOSS)	27,466	(218,884)	(20,291)	(6,020)	(108,149)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	3,770,907	1,643,297	1,295,134	128,732	1,145,737
Net realized gain (loss) on shares redeemed	(902,909)	4,714	(1,098,619)	184,551	1,023,211
Net change in unrealized appreciation (depreciation) on investments	(4,102,613)	2,827,912	(665,334)	(85,520)	1,548,023
NET GAIN (LOSS) ON INVESTMENTS	(1,234,615)	4,475,923	(468,819)	227,763	3,716,971

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,207,149)	$4,257,039	$(489,110)	$221,743	$3,608,822

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Rydex VT Inverse S&P 500® Strategy Fund	Invesco V.I. Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)	Wells Fargo VT Index Asset Allocation Fund (Class 2)	Wells Fargo VT International Equity Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$13,333	$25,813,386	$27,008,906	$17,652,026	$213,394
Net Assets	$13,333	$25,813,386	$27,008,906	$17,652,026	$213,394

NET ASSETS, representing:
Accumulation units	$13,333	$25,769,891	$27,003,694	$17,652,026	$213,394
Contracts in payout (annuitization) period	—	43,495	5,212	—	—
	$13,333	$25,813,386	$27,008,906	$17,652,026	$213,394

Units outstanding	11,280	610,473	1,159,103	294,762	20,072

Portfolio shares held	324	766,203	738,958	806,765	111,143
Portfolio net asset value per share	$41.16	$33.69	$36.55	$21.88	$1.92
Investment in portfolio shares, at cost	$35,537	$21,130,379	$17,426,617	$12,182,406	$295,496

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Rydex VT Inverse S&P 500® Strategy Fund	Invesco V.I. Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)	Wells Fargo VT Index Asset Allocation Fund (Class 2)	Wells Fargo VT International Equity Fund (Class 2)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$102	$74,746	$—	$137,613	$4,739

EXPENSES
Charges for mortality and expense risk,
and for administration	209	314,532	294,509	236,248	2,676

NET INVESTMENT INCOME (LOSS)	(107)	(239,786)	(294,509)	(98,635)	2,063

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	568,993	2,036,538	1,329,378	—
Net realized gain (loss) on shares redeemed	(2,922)	(1,453,307)	2,062,989	804,508	(49,385)
Net change in unrealized appreciation (depreciation) on investments	(1,210)	4,026,014	4,678,329	344,762	52,981
NET GAIN (LOSS) ON INVESTMENTS	(4,132)	3,141,700	8,777,856	2,478,648	3,596

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,239)	$2,901,914	$8,483,347	$2,380,013	$5,659

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 2)	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Investment Grade Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,946,471	$912,450,369	$3,823,994,864	$1,519,030,425	$870,340,111
Net Assets	$1,946,471	$912,450,369	$3,823,994,864	$1,519,030,425	$870,340,111

NET ASSETS, representing:
Accumulation units	$1,946,471	$912,450,369	$3,823,607,788	$1,519,030,425	$870,340,111
Contracts in payout (annuitization) period	—	—	387,076	—	—
	$1,946,471	$912,450,369	$3,823,994,864	$1,519,030,425	$870,340,111

Units outstanding	40,356	53,451,010	214,233,319	68,669,419	42,947,643

Portfolio shares held	132,233	51,031,900	197,724,657	63,451,563	89,818,381
Portfolio net asset value per share	$14.72	$17.88	$19.34	$23.94	$9.69
Investment in portfolio shares, at cost	$1,300,934	$693,563,999	$3,102,911,613	$982,099,591	$854,937,769

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 2)	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Investment Grade Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	19,825	10,999,675	42,918,660	18,736,723	26,163,443

NET INVESTMENT INCOME (LOSS)	(19,825)	(10,999,675)	(42,918,660)	(18,736,723)	(26,163,443)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	82,971	—	—	—	—
Net realized gain (loss) on shares redeemed	20,970	130,441,409	207,971,982	213,826,965	564,740,625
Net change in unrealized appreciation (depreciation) on investments	599,309	(82,696,543)	(138,420,653)	(99,814,230)	(63,432,465)
NET GAIN (LOSS) ON INVESTMENTS	703,250	47,744,866	69,551,329	114,012,735	501,308,160

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$683,425	$36,745,191	$26,632,669	$95,276,012	$475,144,717

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio	AST Bond Portfolio 2020	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2021
ASSETS
Investment in the portfolios, at fair value	$28,855,645	$113,559,599	$—	$149,680,641	$71,586,948
Net Assets	$28,855,645	$113,559,599	$—	$149,680,641	$71,586,948

NET ASSETS, representing:
Accumulation units	$28,855,645	$113,559,599	$—	$149,680,641	$71,586,948
Contracts in payout (annuitization) period	—	—	—	—	—
	$28,855,645	$113,559,599	$—	$149,680,641	$71,586,948

Units outstanding	1,727,160	10,361,343	—	2,893,721	5,366,086

Portfolio shares held	1,990,044	11,078,985	—	2,398,728	4,463,027
Portfolio net asset value per share	$14.50	$10.25	$—	$62.40	$16.04
Investment in portfolio shares, at cost	$24,577,828	$85,562,325	$—	$99,192,821	$70,560,715

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio	AST Bond Portfolio 2020	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2021
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020**	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	283,404	1,013,513	667,950	1,256,288	1,012,285

NET INVESTMENT INCOME (LOSS)	(283,404)	(1,013,513)	(667,950)	(1,256,288)	(1,012,285)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,005,567	(9,072,410)	2,659,393	16,029,211	1,682,016
Net change in unrealized appreciation (depreciation) on investments	(2,270,670)	15,324,699	(1,645,314)	26,391,531	(149,674)
NET GAIN (LOSS) ON INVESTMENTS	(1,265,103)	6,252,289	1,014,079	42,420,742	1,532,342

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,548,507)	$5,238,776	$346,129	$41,164,454	$520,057

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Wells Fargo VT Omega Growth Fund (Class 2)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	Wells Fargo VT International Equity Fund (Class 1)	AST Bond Portfolio 2022
ASSETS
Investment in the portfolios, at fair value	$2,486,996	$20,767,840	$18,547,994	$8,134,758	$17,609,215
Net Assets	$2,486,996	$20,767,840	$18,547,994	$8,134,758	$17,609,215

NET ASSETS, representing:
Accumulation units	$2,486,996	$20,712,682	$18,499,967	$7,917,140	$17,609,215
Contracts in payout (annuitization) period	—	55,158	48,027	217,618	—
	$2,486,996	$20,767,840	$18,547,994	$8,134,758	$17,609,215

Units outstanding	52,652	413,752	420,200	404,246	1,396,674

Portfolio shares held	61,498	491,198	1,208,338	4,397,166	1,166,173
Portfolio net asset value per share	$40.44	$42.28	$15.35	$1.85	$15.10
Investment in portfolio shares, at cost	$1,609,303	$14,433,560	$13,159,317	$9,575,984	$16,282,853

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Wells Fargo VT Omega Growth Fund (Class 2)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	Wells Fargo VT International Equity Fund (Class 1)	AST Bond Portfolio 2022
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$216,457	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	32,785	218,659	176,437	94,936	379,009

NET INVESTMENT INCOME (LOSS)	(32,785)	(218,659)	(176,437)	121,521	(379,009)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	180,133	1,321,009	783,414	—	—
Net realized gain (loss) on shares redeemed	154,285	1,392,509	914,483	(3,665,461)	1,268,375
Net change in unrealized appreciation (depreciation) on investments	495,857	3,525,313	5,252,554	3,599,713	(208,051)
NET GAIN (LOSS) ON INVESTMENTS	830,275	6,238,831	6,950,451	(65,748)	1,060,324

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$797,490	$6,020,172	$6,774,014	$55,773	$681,315

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Invesco V.I. Diversified Dividend Fund (Series I)	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$63,752,107	$98,325,988	$16,297,869	$327,839	$6,127,361
Net Assets	$63,752,107	$98,325,988	$16,297,869	$327,839	$6,127,361

NET ASSETS, representing:
Accumulation units	$63,752,107	$98,325,988	$16,281,059	$327,839	$6,127,361
Contracts in payout (annuitization) period	—	—	16,810	—	—
	$63,752,107	$98,325,988	$16,297,869	$327,839	$6,127,361

Units outstanding	3,353,348	6,822,333	773,727	27,544	171,805

Portfolio shares held	3,019,996	6,010,146	633,665	30,271	207,848
Portfolio net asset value per share	$21.11	$16.36	$25.72	$10.83	$29.48
Investment in portfolio shares, at cost	$44,463,269	$82,939,325	$16,226,101	$313,578	$1,606,886

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Invesco V.I. Diversified Dividend Fund (Series I)	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$468,307	$8,545	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	744,110	1,211,726	195,793	3,278	53,351

NET INVESTMENT INCOME (LOSS)	(744,110)	(1,211,726)	272,514	5,267	(53,351)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	389,460	1,176	—
Net realized gain (loss) on shares redeemed	9,401,715	6,335,951	(167,164)	1,647	470,991
Net change in unrealized appreciation (depreciation) on investments	(3,480,985)	(3,744,878)	(1,028,987)	5,358	1,143,437
NET GAIN (LOSS) ON INVESTMENTS	5,920,730	2,591,073	(806,691)	8,181	1,614,428

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,176,620	$1,379,347	$(534,177)	$13,448	$1,561,077

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Wells Fargo VT Opportunity Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 2)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,588,212	$5,255,196	$153,595,389	$18,541,442	$177,603,637
Net Assets	$2,588,212	$5,255,196	$153,595,389	$18,541,442	$177,603,637

NET ASSETS, representing:
Accumulation units	$2,588,212	$5,255,196	$153,595,389	$18,541,442	$176,791,525
Contracts in payout (annuitization) period	—	—	—	—	812,112
	$2,588,212	$5,255,196	$153,595,389	$18,541,442	$177,603,637

Units outstanding	83,142	172,830	12,181,761	1,621,937	10,350,011

Portfolio shares held	87,796	177,361	10,816,577	1,433,986	9,279,187
Portfolio net asset value per share	$29.48	$29.63	$14.20	$12.93	$19.14
Investment in portfolio shares, at cost	$2,176,783	$3,933,373	$143,963,033	$16,899,668	$130,555,042

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Wells Fargo VT Opportunity Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 2)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$15,733	$19,746	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	31,867	63,248	1,753,210	301,507	2,109,199

NET INVESTMENT INCOME (LOSS)	(16,134)	(43,502)	(1,753,210)	(301,507)	(2,109,199)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	170,652	341,370	—	—	—
Net realized gain (loss) on shares redeemed	85,096	132,956	8,839,857	1,453,405	15,745,238
Net change in unrealized appreciation (depreciation) on investments	172,195	430,468	(231,870)	33,225	106,531
NET GAIN (LOSS) ON INVESTMENTS	427,943	904,794	8,607,987	1,486,630	15,851,769

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$411,809	$861,292	$6,854,777	$1,185,123	$13,742,570

The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	Invesco V.I. Mid Cap Growth Fund (Series I)	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$3,548,848	$81,253,973	$—	$7,132,843	$—
Net Assets	$3,548,848	$81,253,973	$—	$7,132,843	$—

NET ASSETS, representing:
Accumulation units	$3,548,848	$81,253,973	$—	$7,132,843	$—
Contracts in payout (annuitization) period	—	—	—	—	—
	$3,548,848	$81,253,973	$—	$7,132,843	$—

Units outstanding	292,353	3,714,833	—	653,852	—

Portfolio shares held	270,285	3,347,918	—	562,527	—
Portfolio net asset value per share	$13.13	$24.27	$—	$12.68	$—
Investment in portfolio shares, at cost	$3,101,381	$67,656,576	$—	$7,067,680	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	Invesco V.I. Mid Cap Growth Fund (Series I)	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	4/30/2020**	12/31/2020	8/14/2020**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	29,590	814,305	56,157	365,649	13,221

NET INVESTMENT INCOME (LOSS)	(29,590)	(814,305)	(56,157)	(365,649)	(13,221)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	3,688,084	—	—
Net realized gain (loss) on shares redeemed	114,077	3,081,485	(4,467,088)	3,067,762	(126,600)
Net change in unrealized appreciation (depreciation) on investments	172,877	(2,067,519)	(138,790)	(1,383,290)	69,753
NET GAIN (LOSS) ON INVESTMENTS	286,954	1,013,966	(917,794)	1,684,472	(56,847)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$257,364	$199,661	$(973,951)	$1,318,823	$(70,068)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	Columbia Variable Portfolio - Government Money Market Fund (Class 1)	Columbia Variable Portfolio - Income Opportunities Fund (Class 1)	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
ASSETS
Investment in the portfolios, at fair value	$63,513,570	$3,583,157	$147,798	$—	$6,306,920
Net Assets	$63,513,570	$3,583,157	$147,798	$—	$6,306,920

NET ASSETS, representing:
Accumulation units	$63,513,570	$3,583,157	$147,798	$—	$6,306,920
Contracts in payout (annuitization) period	—	—	—	—	—
	$63,513,570	$3,583,157	$147,798	$—	$6,306,920

Units outstanding	3,036,559	371,685	10,866	—	289,424

Portfolio shares held	2,756,665	3,583,157	19,170	—	262,460
Portfolio net asset value per share	$23.04	$1.00	$7.71	$—	$24.03
Investment in portfolio shares, at cost	$52,725,130	$3,583,157	$155,555	$—	$5,466,563

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	Columbia Variable Portfolio - Government Money Market Fund (Class 1)	Columbia Variable Portfolio - Income Opportunities Fund (Class 1)	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	8/14/2020**	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$2,428	$6,913	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	659,188	27,072	1,464	22,840	53,024

NET INVESTMENT INCOME (LOSS)	(659,188)	(24,644)	5,449	(22,840)	(53,024)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	1,427	—	—	—
Net realized gain (loss) on shares redeemed	5,845,581	—	(6,917)	534,075	362,154
Net change in unrealized appreciation (depreciation) on investments	(6,166,443)	—	8,152	(629,564)	307,568
NET GAIN (LOSS) ON INVESTMENTS	(320,862)	1,427	1,235	(95,489)	669,722

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(980,050)	$(23,217)	$6,684	$(118,329)	$616,698

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST Bond Portfolio 2026	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028
ASSETS
Investment in the portfolios, at fair value	$6,125,930	$41,514,477	$55,823,994	$27,146,456	$70,626
Net Assets	$6,125,930	$41,514,477	$55,823,994	$27,146,456	$70,626

NET ASSETS, representing:
Accumulation units	$6,125,930	$41,514,477	$55,823,994	$27,136,097	$70,626
Contracts in payout (annuitization) period	—	—	—	10,359	—
	$6,125,930	$41,514,477	$55,823,994	$27,146,456	$70,626

Units outstanding	479,160	3,635,001	4,851,537	1,824,261	5,877

Portfolio shares held	416,164	3,256,038	4,419,952	1,841,686	5,513
Portfolio net asset value per share	$14.72	$12.75	$12.63	$14.74	$12.81
Investment in portfolio shares, at cost	$6,097,750	$40,137,194	$54,610,754	$21,058,755	$69,380

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST Bond Portfolio 2026	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$378,181	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	382,674	1,176,997	864,755	304,544	27,527

NET INVESTMENT INCOME (LOSS)	(382,674)	(1,176,997)	(864,755)	73,637	(27,527)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,497,261	13,286,109	12,994,500	1,098,576	1,822,716
Net change in unrealized appreciation (depreciation) on investments	(2,023,162)	(5,854,134)	(6,878,482)	1,047,611	(1,103,615)
NET GAIN (LOSS) ON INVESTMENTS	2,474,099	7,431,975	6,116,018	2,146,187	719,101

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,091,425	$6,254,978	$5,251,263	$2,219,824	$691,574

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2029	AST Bond Portfolio 2030	AST Bond Portfolio 2031	MFS® International Growth Portfolio (Service Shares)	MFS® Total Return Bond Series (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$—	$87,755,272	$71,411,186	$539,451	$1,911,758
Net Assets	$—	$87,755,272	$71,411,186	$539,451	$1,911,758

NET ASSETS, representing:
Accumulation units	$—	$87,755,272	$71,411,186	$539,451	$1,911,758
Contracts in payout (annuitization) period	—	—	—	—	—
	$—	$87,755,272	$71,411,186	$539,451	$1,911,758

Units outstanding	—	6,897,467	6,403,243	40,249	178,997

Portfolio shares held	—	6,698,876	6,308,409	33,928	137,933
Portfolio net asset value per share	$12.85	$13.10	$11.32	$15.90	$13.86
Investment in portfolio shares, at cost	$—	$84,045,039	$72,565,954	$507,931	$1,896,290

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2029	AST Bond Portfolio 2030	AST Bond Portfolio 2031	MFS® International Growth Portfolio (Service Shares)	MFS® Total Return Bond Series (Service Shares)
	1/1/2020	1/1/2020	1/2/2020*	5/18/2020*	5/18/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$1,029	$13,067

EXPENSES
Charges for mortality and expense risk,
and for administration	60,197	1,767,542	502,748	1,203	5,276

NET INVESTMENT INCOME (LOSS)	(60,197)	(1,767,542)	(502,748)	(174)	7,791

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	1,085	—
Net realized gain (loss) on shares redeemed	1,934,674	9,359,085	782,345	1,745	3,276
Net change in unrealized appreciation (depreciation) on investments	(231,868)	3,952,599	(1,154,768)	31,520	15,468
NET GAIN (LOSS) ON INVESTMENTS	1,702,806	13,311,684	(372,423)	34,350	18,744

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,642,609	$11,544,142	$(875,171)	$34,176	$26,535

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	MFS® Total Return Series (Service Shares)	MFS® Value Series (Service Shares)	Prudential Government Money Market Portfolio (Class III)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)	AST Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,184,735	$726,543	$65,602,165	$15,832,235	$108,802,638
Net Assets	$1,184,735	$726,543	$65,602,165	$15,832,235	$108,802,638

NET ASSETS, representing:
Accumulation units	$1,184,735	$726,543	$65,602,165	$15,789,286	$108,224,370
Contracts in payout (annuitization) period	—	—	—	42,949	578,268
	$1,184,735	$726,543	$65,602,165	$15,832,235	$108,802,638

Units outstanding	98,757	57,341	6,560,203	1,095,079	10,802,764

Portfolio shares held	46,460	36,400	6,560,217	148,062	8,831,383
Portfolio net asset value per share	$25.50	$19.96	$10.00	$106.93	$12.32
Investment in portfolio shares, at cost	$1,129,776	$681,944	$65,602,165	$10,689,302	$107,879,017

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Total Return Series (Service Shares)	MFS® Value Series (Service Shares)	Prudential Government Money Market Portfolio (Class III)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)	AST Global Bond Portfolio
	5/18/2020*	5/18/2020*	5/18/2020*	4/30/2020*	11/13/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$8,328	$1,958	$87	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	3,774	2,028	—	125,242	183,016

NET INVESTMENT INCOME (LOSS)	4,554	(70)	87	(125,242)	(183,016)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	10,845	6,581	—	—	—
Net realized gain (loss) on shares redeemed	1,823	2,594	—	389,663	3,390
Net change in unrealized appreciation (depreciation) on investments	54,959	44,599	—	5,142,933	923,621
NET GAIN (LOSS) ON INVESTMENTS	67,627	53,774	—	5,532,596	927,011

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$72,181	$53,704	$87	$5,407,354	$743,995

* Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(7,550,791)	$(5,039,093)	$(1,284,787)	$(7,887,858)	$(8,202,636)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	129,026,165	—	10,199,676	92,271,716	(27,281,251)
Net change in unrealized appreciation (depreciation) on investments	50,232,888	—	(17,176,261)	(28,869,632)	37,291,689
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	171,708,262	(5,039,093)	(8,261,372)	55,514,226	1,807,802

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	654,001	6,508,779	203,853	379,559	1,328,156
Annuity payments	(743,322)	(4,411,591)	(249,912)	(383,832)	(1,219,932)
Surrenders, withdrawals and death benefits	(50,986,668)	(567,608,068)	(9,485,631)	(44,526,068)	(51,375,118)
Net transfers between other subaccounts
or fixed rate option	(61,463,523)	607,293,618	(1,144,939)	(12,092,483)	27,936,861
Miscellaneous transactions	(5,656)	14,862	(1,468)	(12,339)	(5,494)
Other charges	(3,643,880)	(1,208,832)	(627,613)	(4,666,015)	(2,065,065)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(116,189,048)	40,588,768	(11,305,710)	(61,301,178)	(25,400,592)

TOTAL INCREASE (DECREASE) IN NET ASSETS	55,519,214	35,549,675	(19,567,082)	(5,786,952)	(23,592,790)

NET ASSETS
Beginning of period	606,032,365	454,829,687	129,946,119	686,630,997	683,295,113
End of period	$661,551,579	$490,379,362	$110,379,037	$680,844,045	$659,702,323

Beginning units	13,440,860	39,170,263	2,450,197	29,386,228	31,214,229
Units issued	3,783,554	48,827,435	1,205,409	11,742,648	9,588,052
Units redeemed	(6,944,482)	(45,307,161)	(1,516,541)	(14,936,908)	(10,878,753)
Ending units	10,279,932	42,690,537	2,139,065	26,191,968	29,923,528

The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1,662,645)	$(2,800,335)	$(682,112)	$(2,359,143)	$(5,345,962)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,967,363	45,848,854	(3,042,235)	22,373,091	52,985,292
Net change in unrealized appreciation (depreciation) on investments	(2,806,640)	17,648,297	(139,563)	(18,168,541)	67,803,587
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,498,078	60,696,816	(3,863,910)	1,845,407	115,442,917

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	436,651	663,707	63,437	271,057	1,093,003
Annuity payments	(418,715)	(441,979)	(197,688)	(567,344)	(993,468)
Surrenders, withdrawals and death benefits	(14,299,165)	(18,731,425)	(4,623,935)	(15,229,526)	(39,592,505)
Net transfers between other subaccounts
or fixed rate option	(9,509,799)	(25,192,821)	3,150,625	2,857,916	(25,247,938)
Miscellaneous transactions	3,140	(5,932)	(9,344)	(3,916)	3,584
Other charges	(601,395)	(903,201)	(364,154)	(511,213)	(2,220,125)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,389,283)	(44,611,651)	(1,981,059)	(13,183,026)	(66,957,449)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,891,205)	16,085,165	(5,844,969)	(11,337,619)	48,485,468

NET ASSETS
Beginning of period	166,925,267	229,609,536	69,244,287	209,773,154	455,111,815
End of period	$145,034,062	$245,694,701	$63,399,318	$198,435,535	$503,597,283

Beginning units	5,969,338	6,718,152	2,380,802	5,272,961	25,435,004
Units issued	3,406,691	1,628,868	1,657,853	2,068,571	6,587,364
Units redeemed	(4,303,189)	(2,900,950)	(1,714,855)	(2,322,497)	(10,313,742)
Ending units	5,072,840	5,446,070	2,323,800	5,019,035	21,708,626
The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1,609,882)	$(2,929,140)	$(11,582,604)	$(3,244,430)	$(3,067,324)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,547,574	21,683,464	131,600,449	48,550,701	33,959,738
Net change in unrealized appreciation (depreciation) on investments	(4,039,394)	(23,193,922)	84,081,301	12,925,881	(42,989,167)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,101,702)	(4,439,598)	204,099,146	58,232,152	(12,096,753)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	189,740	281,287	2,419,390	1,300,572	454,921
Annuity payments	(364,113)	(429,979)	(2,563,776)	(472,566)	(868,786)
Surrenders, withdrawals and death benefits	(12,039,319)	(16,931,871)	(71,087,608)	(19,703,822)	(20,742,310)
Net transfers between other subaccounts
or fixed rate option	4,555,103	5,760,323	(88,240,515)	(13,216,241)	3,389,907
Miscellaneous transactions	(38,871)	(22,507)	17,231	39,862	(16,058)
Other charges	(961,853)	(874,513)	(1,922,574)	(1,005,628)	(1,041,064)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,659,313)	(12,217,260)	(161,377,852)	(33,057,823)	(18,823,390)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,761,015)	(16,656,858)	42,721,294	25,174,329	(30,920,143)

NET ASSETS
Beginning of period	170,091,440	257,162,355	863,935,538	240,347,031	302,161,947
End of period	$160,330,425	$240,505,497	$906,656,832	$265,521,360	$271,241,804

Beginning units	3,303,427	8,593,431	19,750,867	8,372,935	5,809,717
Units issued	2,209,704	3,767,764	2,063,646	1,655,677	2,777,324
Units redeemed	(2,533,576)	(4,271,534)	(6,138,593)	(2,831,837)	(3,294,401)
Ending units	2,979,555	8,089,661	15,675,920	7,196,775	5,292,640

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1,955,376)	$(3,661,796)	$(12,724,763)	$(1,644,834)	$(1,061,833)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	23,739,012	5,130,079	81,027,651	14,760,117	(14,212,342)
Net change in unrealized appreciation (depreciation) on investments	36,205,572	1,126,815	(8,213,979)	(29,758,722)	7,450,840
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	57,989,208	2,595,098	60,088,909	(16,643,439)	(7,823,335)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	143,173	1,496,112	788,229	395,988	142,339
Annuity payments	(144,745)	(1,102,567)	(1,694,346)	(360,613)	(65,713)
Surrenders, withdrawals and death benefits	(11,916,152)	(30,161,591)	(82,430,991)	(11,094,672)	(7,286,367)
Net transfers between other subaccounts
or fixed rate option	(9,318,340)	24,855,614	57,457,727	(914,947)	15,381,708
Miscellaneous transactions	949	(40)	(7,469)	(19,701)	17,348
Other charges	(939,317)	(635,535)	(6,870,838)	(774,488)	(787,674)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(22,174,432)	(5,548,007)	(32,757,688)	(12,768,433)	7,401,641

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,814,776	(2,952,909)	27,331,221	(29,411,872)	(421,694)

NET ASSETS
Beginning of period	159,836,869	281,419,047	1,052,390,049	168,503,133	115,904,514
End of period	$195,651,645	$278,466,138	$1,079,721,270	$139,091,261	$115,482,820

Beginning units	3,946,411	19,028,490	50,846,911	5,103,827	3,450,983
Units issued	1,713,869	6,701,216	21,916,471	2,383,590	3,148,300
Units redeemed	(2,472,525)	(7,136,481)	(24,765,906)	(3,070,930)	(3,168,822)
Ending units	3,187,755	18,593,225	47,997,476	4,416,487	3,430,461

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	11/13/2020**

OPERATIONS
Net investment income (loss)	$(27,139,692)	$(1,285,355)	$(2,134,473)	$(1,712,719)	$(1,194,155)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	292,448,282	1,210,765	20,346,658	3,641,837	551,948
Net change in unrealized appreciation (depreciation) on investments	(80,129,826)	(2,902,856)	(3,609,897)	9,311,435	(6,166,470)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	185,178,764	(2,977,446)	14,602,288	11,240,553	(6,808,677)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,729,484	129,543	340,119	416,954	241,710
Annuity payments	(1,612,059)	(193,665)	(105,125)	(275,499)	(156,669)
Surrenders, withdrawals and death benefits	(151,657,014)	(8,172,186)	(16,372,175)	(11,214,522)	(8,919,721)
Net transfers between other subaccounts
or fixed rate option	(4,495,721)	6,926,412	(3,443,378)	2,566,473	(103,688,063)
Miscellaneous transactions	(4,747)	3,490	(12,378)	13,806	(40,984)
Other charges	(15,888,855)	(468,723)	(1,263,052)	(885,526)	(351,925)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(169,928,912)	(1,775,129)	(20,855,989)	(9,378,314)	(112,915,652)

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,249,852	(4,752,575)	(6,253,701)	1,862,239	(119,724,329)

NET ASSETS
Beginning of period	2,326,846,744	109,332,291	207,482,678	160,499,441	119,724,329
End of period	$2,342,096,596	$104,579,716	$201,228,977	$162,361,680	$—

Beginning units	74,975,141	5,672,063	5,957,692	5,791,300	7,501,472
Units issued	25,387,278	2,465,662	2,816,290	2,888,216	2,463,565
Units redeemed	(34,507,383)	(2,531,086)	(3,681,325)	(3,556,829)	(9,965,037)
Ending units	65,855,036	5,606,639	5,092,657	5,122,687	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST International Growth Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(4,210,544)	$(3,428,770)	$(52,267,103)	$(18,876,858)	$(28,843,899)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	38,398,751	27,220,077	544,598,598	154,662,382	257,092,799
Net change in unrealized appreciation (depreciation) on investments	39,206,523	(17,552,167)	(134,023,560)	(124,668,023)	(44,550,900)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	73,394,730	6,239,140	358,307,935	11,117,501	183,698,000

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	335,646	514,129	3,244,494	1,208,041	4,014,985
Annuity payments	(795,924)	(338,004)	(1,043,311)	(815,471)	(2,315,726)
Surrenders, withdrawals and death benefits	(25,706,046)	(19,060,653)	(297,485,440)	(105,386,977)	(167,100,486)
Net transfers between other subaccounts
or fixed rate option	(22,701,555)	(9,609,899)	(16,733,442)	2,193,659	(32,428,339)
Miscellaneous transactions	13,176	(11,330)	12,002	13,599	(3,662)
Other charges	(936,130)	(1,908,204)	(22,988,181)	(8,487,530)	(15,673,251)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(49,790,833)	(30,413,961)	(334,993,878)	(111,274,679)	(213,506,479)

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,603,897	(24,174,821)	23,314,057	(100,157,178)	(29,808,479)

NET ASSETS
Beginning of period	317,474,855	312,255,996	4,167,400,669	1,589,554,810	2,377,594,638
End of period	$341,078,752	$288,081,175	$4,190,714,726	$1,489,397,632	$2,347,786,159

Beginning units	10,912,920	18,448,099	207,219,958	107,878,088	123,490,792
Units issued	1,864,259	8,051,113	55,574,029	49,502,843	28,763,836
Units redeemed	(3,778,242)	(10,462,334)	(77,566,704)	(59,695,196)	(42,408,323)
Ending units	8,998,937	16,036,878	185,227,283	97,685,735	109,846,305
The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(20,244,030)	$(7,262,705)	$(5,829,637)	$(5,477,156)	$(7,863,323)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	133,843,003	72,005,663	75,158,240	56,203,563	40,914,669
Net change in unrealized appreciation (depreciation) on investments	(15,724,839)	(8,635,703)	(25,947,094)	(27,900,227)	2,255,387
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	97,874,134	56,107,255	43,381,509	22,826,180	35,306,733

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,804,296	154,768	220,259	209,926	1,578,840
Annuity payments	(1,703,975)	(299,963)	(291,126)	(295,138)	(1,155,810)
Surrenders, withdrawals and death benefits	(147,788,646)	(42,642,727)	(28,037,404)	(30,915,030)	(56,518,394)
Net transfers between other subaccounts
or fixed rate option	46,887,040	6,436,728	(8,689,608)	(3,659,968)	31,192,830
Miscellaneous transactions	(21,155)	20,463	(21,876)	11,179	4,716
Other charges	(9,239,813)	(5,470,489)	(4,620,334)	(4,322,074)	(4,408,075)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(109,062,253)	(41,801,220)	(41,440,089)	(38,971,105)	(29,305,893)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,188,119)	14,306,035	1,941,420	(16,144,925)	6,000,840

NET ASSETS
Beginning of period	1,549,413,816	663,762,118	554,197,094	527,524,947	662,452,148
End of period	$1,538,225,697	$678,068,153	$556,138,514	$511,380,022	$668,452,988

Beginning units	89,864,156	44,735,421	33,093,247	36,038,242	45,586,442
Units issued	26,004,307	24,368,015	18,532,502	22,818,369	22,104,810
Units redeemed	(33,473,299)	(28,930,725)	(22,213,350)	(26,721,486)	(24,901,153)
Ending units	82,395,164	40,172,711	29,412,399	32,135,125	42,790,099
The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Davis Value Portfolio	Columbia Variable Portfolio - Asset Allocation Fund (Class 1)	Columbia Variable Portfolio - Small Company Growth Fund (Class 1)	Prudential SP International Growth Portfolio (Class I)	ProFund VP Asia 30
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	4/24/2020**	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(5,791)	$65,378	$(4,942)	$(53,404)	$(13,178)
Capital gains distributions received	23,885	761,108	8,787	—	666,130
Net realized gain (loss) on shares redeemed	(87,247)	(601,996)	29,707	467,506	60,063
Net change in unrealized appreciation (depreciation) on investments	142,957	(436,170)	236,670	613,192	1,311,949
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	73,804	(211,680)	270,222	1,027,294	2,024,964

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,718	4,100	207	16,375	26,739
Annuity payments	—	(18,689)	—	—	(29,161)
Surrenders, withdrawals and death benefits	(35,921)	(30,674)	(82,041)	(594,346)	(659,229)
Net transfers between other subaccounts
or fixed rate option	(43,507)	(2,776,479)	(30,626)	(440,683)	(546,042)
Miscellaneous transactions	—	—	—	(2,058)	1,130
Other charges	(2,388)	(579)	(364)	(5,070)	(22,037)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(78,098)	(2,822,321)	(112,824)	(1,025,782)	(1,228,600)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,294)	(3,034,001)	157,398	1,512	796,364

NET ASSETS
Beginning of period	947,055	3,034,001	487,983	4,634,983	7,612,501
End of period	$942,761	$—	$645,381	$4,636,495	$8,408,865

Beginning units	40,295	101,369	9,231	224,275	284,822
Units issued	1,450	—	3	35,339	97,411
Units redeemed	(5,307)	(101,369)	(2,027)	(87,768)	(146,025)
Ending units	36,438	—	7,207	171,846	236,208

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Banks	ProFund VP Bear	ProFund VP Biotechnology	ProFund VP Basic Materials	ProFund VP UltraBull
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$26,607	$(21,127)	$(88,453)	$(25,006)	$(29,692)
Capital gains distributions received	—	—	549,673	325,184	5,356,133
Net realized gain (loss) on shares redeemed	(923,799)	(1,336,940)	1,313,869	(328,081)	(3,446,573)
Net change in unrealized appreciation (depreciation) on investments	(53,653)	124,824	(734,785)	481,847	(535,803)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(950,845)	(1,233,243)	1,040,304	453,944	1,344,065

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,088	9,932	7,788	10,744	12,628
Annuity payments	—	(324)	(1,069)	(6,422)	(56,126)
Surrenders, withdrawals and death benefits	(190,280)	(736,221)	(786,652)	(325,560)	(1,073,139)
Net transfers between other subaccounts
or fixed rate option	(868,121)	859,476	(241,019)	(176,116)	(554,000)
Miscellaneous transactions	—	(815)	(5)	(823)	(804)
Other charges	(1,505)	(2,194)	(4,211)	(4,437)	(3,421)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,055,818)	129,854	(1,025,168)	(502,614)	(1,674,862)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,006,663)	(1,103,389)	15,136	(48,670)	(330,797)

NET ASSETS
Beginning of period	4,787,470	2,482,731	7,707,821	4,824,129	9,038,611
End of period	$2,780,807	$1,379,342	$7,722,957	$4,775,459	$8,707,814

Beginning units	435,256	1,794,220	234,769	219,986	298,525
Units issued	509,347	9,481,815	329,184	95,826	467,057
Units redeemed	(643,227)	(9,932,949)	(356,753)	(125,297)	(524,653)
Ending units	301,376	1,343,086	207,200	190,515	240,929

The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Bull	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Oil & Gas	ProFund VP Europe 30
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(192,281)	$(132,041)	$(51,600)	$66,106	$95,205
Capital gains distributions received	734,141	3,008,528	94,207	58,640	—
Net realized gain (loss) on shares redeemed	(894,052)	(682,836)	(1,173,231)	(3,456,393)	(695,894)
Net change in unrealized appreciation (depreciation) on investments	1,872,880	(506,940)	3,695,311	530,698	(420,035)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,520,688	1,686,711	2,564,687	(2,800,949)	(1,020,724)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	18,312	9,020	4,619	17,262	45,120
Annuity payments	(22,151)	—	(7,527)	(6,452)	(45,338)
Surrenders, withdrawals and death benefits	(1,559,669)	(697,936)	(670,732)	(351,306)	(644,349)
Net transfers between other subaccounts
or fixed rate option	(2,178,028)	(130,591)	1,735,915	564,632	(448,154)
Miscellaneous transactions	2,518	(455)	(51)	1,486	(190)
Other charges	(20,046)	(65,659)	(53,494)	(7,045)	(15,132)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,759,064)	(885,621)	1,008,730	218,577	(1,108,043)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,238,376)	801,090	3,573,417	(2,582,372)	(2,128,767)

NET ASSETS
Beginning of period	18,446,993	9,798,494	7,738,620	7,962,266	8,785,773
End of period	$16,208,617	$10,599,584	$11,312,037	$5,379,894	$6,657,006

Beginning units	733,857	350,283	314,978	455,184	660,060
Units issued	1,821,974	271,316	332,122	836,105	352,158
Units redeemed	(1,993,034)	(320,841)	(288,366)	(816,911)	(450,662)
Ending units	562,797	300,758	358,734	474,378	561,556

The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP U.S. Government Plus	ProFund VP Health Care	Access VP High Yield Fund	ProFund VP Industrials
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(83,935)	$(158,677)	$(376,091)	$203,581	$(88,012)
Capital gains distributions received	785,428	682,269	3,447,545	—	136,744
Net realized gain (loss) on shares redeemed	(784,721)	1,464,720	(1,514,568)	(544,580)	(1,157,806)
Net change in unrealized appreciation (depreciation) on investments	(970,916)	(451,492)	865,185	142,627	1,833,568
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,054,144)	1,536,820	2,422,071	(198,372)	724,494

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	20,618	9,773	27,177	5,017	1,225
Annuity payments	(39,122)	(13,351)	(86,095)	(12,395)	—
Surrenders, withdrawals and death benefits	(763,959)	(1,359,130)	(2,085,803)	(397,607)	(483,369)
Net transfers between other subaccounts
or fixed rate option	(1,354,717)	182,696	1,247,947	(3,167,709)	(355,424)
Miscellaneous transactions	(573)	(515)	1,535	727	314
Other charges	(65,534)	(17,122)	(158,284)	(2,586)	(38,343)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,203,287)	(1,197,649)	(1,053,523)	(3,574,553)	(875,597)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,257,431)	339,171	1,368,548	(3,772,925)	(151,103)

NET ASSETS
Beginning of period	14,658,860	7,072,074	27,837,629	8,454,577	8,637,965
End of period	$11,401,429	$7,411,245	$29,206,177	$4,681,652	$8,486,862

Beginning units	966,910	319,913	984,576	378,182	302,763
Units issued	540,899	2,717,532	526,646	401,893	217,958
Units redeemed	(733,700)	(2,754,274)	(596,266)	(567,746)	(262,156)
Ending units	774,109	283,171	914,956	212,329	258,565
The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Internet	ProFund VP Japan	ProFund VP Precious Metals	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(89,030)	$(42,073)	$(151,881)	$(175,119)	$(79,983)
Capital gains distributions received	910,134	—	—	1,253,271	716,315
Net realized gain (loss) on shares redeemed	344,065	(34,378)	3,894,527	(1,416,286)	(1,258,167)
Net change in unrealized appreciation (depreciation) on investments	1,789,656	544,177	(1,314,425)	2,331,220	206,089
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,954,825	467,726	2,428,221	1,993,086	(415,746)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,965	10,304	25,005	52,813	24,537
Annuity payments	—	(18,289)	(21,317)	(26,346)	(19,263)
Surrenders, withdrawals and death benefits	(515,468)	(312,995)	(1,052,182)	(1,284,210)	(688,937)
Net transfers between other subaccounts
or fixed rate option	185,058	(162,667)	402,455	(3,706,315)	(3,344,946)
Miscellaneous transactions	(72)	(424)	1,000	(2,093)	(2,567)
Other charges	(2,554)	(7,910)	(15,871)	(56,099)	(33,901)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(329,071)	(491,981)	(660,910)	(5,022,250)	(4,065,077)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,625,754	(24,255)	1,767,311	(3,029,164)	(4,480,823)

NET ASSETS
Beginning of period	6,305,094	4,864,129	14,857,676	19,403,993	15,177,119
End of period	$8,930,848	$4,839,874	$16,624,987	$16,374,829	$10,696,296

Beginning units	71,855	337,406	1,565,273	685,992	562,546
Units issued	37,132	159,708	4,355,886	403,745	314,244
Units redeemed	(40,496)	(203,036)	(4,484,905)	(607,398)	(488,285)
Ending units	68,491	294,078	1,436,254	482,339	388,505
The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Pharmaceuticals	ProFund VP Real Estate	ProFund VP Rising Rates Opportunity	ProFund VP NASDAQ-100	ProFund VP Semiconductor
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(26,073)	$15,716	$(6,681)	$(352,822)	$(28,437)
Capital gains distributions received	—	180,215	—	1,885,786	229,611
Net realized gain (loss) on shares redeemed	146,343	(890,890)	(469,887)	5,812,486	384,171
Net change in unrealized appreciation (depreciation) on investments	52,958	(214,244)	25,702	1,387,561	664,789
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	173,228	(909,203)	(450,866)	8,733,011	1,250,134

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	17,882	7,668	13,490	21,767	14,244
Annuity payments	—	(15,705)	(7,631)	(46,771)	—
Surrenders, withdrawals and death benefits	(311,527)	(477,969)	(81,973)	(2,805,833)	(218,355)
Net transfers between other subaccounts
or fixed rate option	(17,450)	(948,440)	(149,865)	7,486,330	(249,965)
Miscellaneous transactions	1,229	(323)	19	(2,741)	2
Other charges	(2,936)	(24,375)	(2,357)	(23,885)	(1,555)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(312,802)	(1,459,144)	(228,317)	4,628,867	(455,629)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(139,574)	(2,368,347)	(679,183)	13,361,878	794,505

NET ASSETS
Beginning of period	2,723,413	8,491,933	1,757,774	21,893,812	3,314,607
End of period	$2,583,839	$6,123,586	$1,078,591	$35,255,690	$4,109,112

Beginning units	155,500	273,202	1,390,675	819,099	144,607
Units issued	122,664	207,349	2,902,465	4,808,770	238,977
Units redeemed	(144,576)	(266,939)	(3,102,419)	(4,718,080)	(257,999)
Ending units	133,588	213,612	1,190,721	909,789	125,585
The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Short Mid-Cap	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap Value
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(157,955)	$(1,412)	$(5,156)	$(2,980)	$(88,842)
Capital gains distributions received	1,641,375	—	—	—	899,092
Net realized gain (loss) on shares redeemed	(2,909,917)	(199,318)	(245,999)	(101,297)	(1,686,712)
Net change in unrealized appreciation (depreciation) on investments	3,127,745	(279)	22,361	(2,667)	773,357
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,701,248	(201,009)	(228,794)	(106,944)	(103,105)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	25,516	—	911	36	30,738
Annuity payments	(22,571)	—	—	—	(24,951)
Surrenders, withdrawals and death benefits	(1,004,453)	(6,284)	(23,518)	(8,452)	(472,732)
Net transfers between other subaccounts
or fixed rate option	811,562	223,558	84,128	93,213	1,622,377
Miscellaneous transactions	746	8	76	(2)	3,951
Other charges	(46,529)	(149)	(2,121)	(199)	(27,108)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(235,729)	217,133	59,476	84,596	1,132,275

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,465,519	16,124	(169,318)	(22,348)	1,029,170

NET ASSETS
Beginning of period	13,550,177	35,163	433,165	103,188	8,898,669
End of period	$15,015,696	$51,287	$263,847	$80,840	$9,927,839

Beginning units	413,871	28,418	880,730	88,244	360,010
Units issued	371,273	2,203,690	10,200,008	13,477,832	634,011
Units redeemed	(386,072)	(2,176,254)	(10,161,117)	(13,462,523)	(582,280)
Ending units	399,072	55,854	919,621	103,553	411,741
The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Technology	ProFund VP Telecommu-nications	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(118,661)	$(16,048)	$(63,465)	$(591,414)	$(48,334)
Capital gains distributions received	1,065,213	—	1,415,358	10,681,096	660,160
Net realized gain (loss) on shares redeemed	1,322,687	(258,542)	(1,239,095)	6,216,300	(521,041)
Net change in unrealized appreciation (depreciation) on investments	1,407,167	213,877	(352,181)	3,817,939	711,989
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,676,406	(60,713)	(239,383)	20,123,921	802,774

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,812	1,211	10,624	60,663	103,685
Annuity payments	(10,642)	—	(50,076)	(24,126)	(12,080)
Surrenders, withdrawals and death benefits	(1,031,093)	(330,514)	(554,836)	(3,533,405)	(397,080)
Net transfers between other subaccounts
or fixed rate option	(70,885)	434,015	(1,101,290)	19,294,013	(523,420)
Miscellaneous transactions	(2)	(125)	26,222	(1,708)	79
Other charges	(3,967)	(22,030)	(6,503)	(16,883)	(1,951)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,099,777)	82,557	(1,675,859)	15,778,554	(830,767)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,576,629	21,844	(1,915,242)	35,902,475	(27,993)

NET ASSETS
Beginning of period	9,171,741	3,497,419	10,300,754	37,196,587	6,302,326
End of period	$11,748,370	$3,519,263	$8,385,512	$73,099,062	$6,274,333

Beginning units	458,306	337,444	209,065	2,456,232	224,669
Units issued	388,908	331,113	127,380	5,220,054	1,068,230
Units redeemed	(433,713)	(335,513)	(171,502)	(5,097,348)	(1,099,750)
Ending units	413,501	333,044	164,943	2,578,938	193,149
The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$27,466	$(218,884)	$(20,291)	$(6,020)	$(108,149)
Capital gains distributions received	3,770,907	1,643,297	1,295,134	128,732	1,145,737
Net realized gain (loss) on shares redeemed	(902,909)	4,714	(1,098,619)	184,551	1,023,211
Net change in unrealized appreciation (depreciation) on investments	(4,102,613)	2,827,912	(665,334)	(85,520)	1,548,023
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,207,149)	4,257,039	(489,110)	221,743	3,608,822

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,190	22,100	8,527	2,195	21,156
Annuity payments	(39,645)	(119,318)	(30,040)	—	(23,964)
Surrenders, withdrawals and death benefits	(1,506,018)	(1,362,759)	(835,457)	(113,240)	(826,512)
Net transfers between other subaccounts
or fixed rate option	(820,205)	(2,525,846)	(1,099,571)	(84,328)	(467,533)
Miscellaneous transactions	(316)	7,851	(755)	—	28
Other charges	(77,906)	(49,288)	(36,855)	(736)	(10,730)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,429,900)	(4,027,260)	(1,994,151)	(196,109)	(1,307,555)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,637,049)	229,779	(2,483,261)	25,634	2,301,267

NET ASSETS
Beginning of period	20,591,375	18,094,855	13,042,039	1,343,277	9,142,628
End of period	$16,954,326	$18,324,634	$10,558,778	$1,368,911	$11,443,895

Beginning units	767,654	640,199	658,336	67,536	362,121
Units issued	414,973	631,324	482,420	671	1,246
Units redeemed	(524,392)	(768,204)	(603,469)	(10,054)	(46,354)
Ending units	658,235	503,319	537,287	58,153	317,013
The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Rydex VT Inverse S&P 500® Strategy Fund	Invesco V.I. Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)	Wells Fargo VT Index Asset Allocation Fund (Class 2)	Wells Fargo VT International Equity Fund (Class 2)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(107)	$(239,786)	$(294,509)	$(98,635)	$2,063
Capital gains distributions received	—	568,993	2,036,538	1,329,378	—
Net realized gain (loss) on shares redeemed	(2,922)	(1,453,307)	2,062,989	804,508	(49,385)
Net change in unrealized appreciation (depreciation) on investments	(1,210)	4,026,014	4,678,329	344,762	52,981
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,239)	2,901,914	8,483,347	2,380,013	5,659

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14	70,977	57,727	14,956	6,134
Annuity payments	(293)	(46,878)	(13,479)	(49,319)	—
Surrenders, withdrawals and death benefits	(76)	(2,761,419)	(2,294,443)	(917,912)	(16,547)
Net transfers between other subaccounts
or fixed rate option	3,190	(1,637,903)	(108,061)	(585,163)	(4,313)
Miscellaneous transactions	—	164	813	(4,254)	—
Other charges	(17)	(23,854)	(20,191)	(4,755)	(45)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,818	(4,398,913)	(2,377,634)	(1,546,447)	(14,771)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,421)	(1,496,999)	6,105,713	833,566	(9,112)

NET ASSETS
Beginning of period	14,754	27,310,385	20,903,193	16,818,460	222,506
End of period	$13,333	$25,813,386	$27,008,906	$17,652,026	$213,394

Beginning units	9,226	734,069	1,292,119	322,796	21,853
Units issued	2,519	73,604	164,810	1,510	702
Units redeemed	(465)	(197,200)	(297,826)	(29,544)	(2,483)
Ending units	11,280	610,473	1,159,103	294,762	20,072
The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 2)	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Investment Grade Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(19,825)	$(10,999,675)	$(42,918,660)	$(18,736,723)	$(26,163,443)
Capital gains distributions received	82,971	—	—	—	—
Net realized gain (loss) on shares redeemed	20,970	130,441,409	207,971,982	213,826,965	564,740,625
Net change in unrealized appreciation (depreciation) on investments	599,309	(82,696,543)	(138,420,653)	(99,814,230)	(63,432,465)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	683,425	36,745,191	26,632,669	95,276,012	475,144,717

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,240	417,423	2,173,424	1,464,375	—
Annuity payments	—	(309,346)	(1,360,106)	(388,064)	(1,670,850)
Surrenders, withdrawals and death benefits	(109,160)	(63,186,992)	(241,283,872)	(103,624,074)	(140,452,605)
Net transfers between other subaccounts
or fixed rate option	68,218	(7,160,087)	(29,826,300)	(28,544,945)	(617,999,205)
Miscellaneous transactions	(2,787)	91,172	(47,126)	69,131	68,945
Other charges	(593)	(6,003,971)	(30,434,756)	(9,296,459)	(25,457,188)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(42,082)	(76,151,801)	(300,778,736)	(140,320,036)	(785,510,903)

TOTAL INCREASE (DECREASE) IN NET ASSETS	641,343	(39,406,610)	(274,146,067)	(45,044,024)	(310,366,186)

NET ASSETS
Beginning of period	1,305,128	951,856,979	4,098,140,931	1,564,074,449	1,180,706,297
End of period	$1,946,471	$912,450,369	$3,823,994,864	$1,519,030,425	$870,340,111

Beginning units	42,102	60,265,076	242,580,072	77,641,709	67,175,981
Units issued	2,883	27,169,700	144,120,154	23,903,782	489,348,724
Units redeemed	(4,629)	(33,983,766)	(172,466,907)	(32,876,072)	(513,577,062)
Ending units	40,356	53,451,010	214,233,319	68,669,419	42,947,643
The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio	AST Bond Portfolio 2020	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2021
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020**	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(283,404)	$(1,013,513)	$(667,950)	$(1,256,288)	$(1,012,285)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,005,567	(9,072,410)	2,659,393	16,029,211	1,682,016
Net change in unrealized appreciation (depreciation) on investments	(2,270,670)	15,324,699	(1,645,314)	26,391,531	(149,674)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,548,507)	5,238,776	346,129	41,164,454	520,057

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	44,264	39,969	—	57,824	—
Annuity payments	(16,499)	(39,273)	—	(40,637)	—
Surrenders, withdrawals and death benefits	(2,501,100)	(5,817,737)	(5,210,574)	(8,554,019)	(9,404,523)
Net transfers between other subaccounts
or fixed rate option	1,169,131	9,992,275	(64,467,158)	32,152,498	60,467,014
Miscellaneous transactions	9,057	27,043	(234)	(4,851)	709
Other charges	(238,074)	(883,393)	(37,272)	(860,605)	(14,952)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,533,221)	3,318,884	(69,715,238)	22,750,210	51,048,248

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,081,728)	8,557,660	(69,369,109)	63,914,664	51,568,305

NET ASSETS
Beginning of period	31,937,373	105,001,939	69,369,109	85,765,977	20,018,643
End of period	$28,855,645	$113,559,599	$—	$149,680,641	$71,586,948

Beginning units	1,862,221	9,956,241	6,274,614	2,546,461	1,544,623
Units issued	1,480,891	9,681,255	2,228,430	2,123,353	6,275,145
Units redeemed	(1,615,952)	(9,276,153)	(8,503,044)	(1,776,093)	(2,453,682)
Ending units	1,727,160	10,361,343	—	2,893,721	5,366,086

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Wells Fargo VT Omega Growth Fund (Class 2)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	Wells Fargo VT International Equity Fund (Class 1)	AST Bond Portfolio 2022
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(32,785)	$(218,659)	$(176,437)	$121,521	$(379,009)
Capital gains distributions received	180,133	1,321,009	783,414	—	—
Net realized gain (loss) on shares redeemed	154,285	1,392,509	914,483	(3,665,461)	1,268,375
Net change in unrealized appreciation (depreciation) on investments	495,857	3,525,313	5,252,554	3,599,713	(208,051)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	797,490	6,020,172	6,774,014	55,773	681,315

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,981	40,188	19,147	48,506	—
Annuity payments	—	(26,048)	(55,488)	(82,536)	—
Surrenders, withdrawals and death benefits	(422,836)	(982,361)	(1,343,564)	(816,271)	(2,851,483)
Net transfers between other subaccounts
or fixed rate option	(376,000)	(1,685,027)	437,091	(580,928)	(2,477,369)
Miscellaneous transactions	(4,083)	(237)	(715)	1,150	(18)
Other charges	(987)	(19,443)	(16,911)	(9,080)	(10,304)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(799,925)	(2,672,928)	(960,440)	(1,439,159)	(5,339,174)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,435)	3,347,244	5,813,574	(1,383,386)	(4,657,859)

NET ASSETS
Beginning of period	2,489,431	17,420,596	12,734,420	9,518,144	22,267,074
End of period	$2,486,996	$20,767,840	$18,547,994	$8,134,758	$17,609,215

Beginning units	74,385	488,130	451,170	489,395	1,829,967
Units issued	1,777	54,685	106,325	43,586	753,626
Units redeemed	(23,510)	(129,063)	(137,295)	(128,735)	(1,186,919)
Ending units	52,652	413,752	420,200	404,246	1,396,674

The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Invesco V.I. Diversified Dividend Fund (Series I)	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(744,110)	$(1,211,726)	$272,514	$5,267	$(53,351)
Capital gains distributions received	—	—	389,460	1,176	—
Net realized gain (loss) on shares redeemed	9,401,715	6,335,951	(167,164)	1,647	470,991
Net change in unrealized appreciation (depreciation) on investments	(3,480,985)	(3,744,878)	(1,028,987)	5,358	1,143,437
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,176,620	1,379,347	(534,177)	13,448	1,561,077

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	236,182	42,249	49,668	435	1,974
Annuity payments	(5,540)	(33,732)	(94,315)	(20,969)	(137,860)
Surrenders, withdrawals and death benefits	(31,877,632)	(6,737,814)	(1,408,021)	(8,428)	(248,305)
Net transfers between other subaccounts
or fixed rate option	(1,245,816)	(914,360)	(1,382,390)	25,601	(257,699)
Miscellaneous transactions	(11,936)	(1,509)	(1,217)	—	92
Other charges	(29,418)	(654,020)	(15,892)	(328)	(3,327)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(32,934,160)	(8,299,186)	(2,852,167)	(3,689)	(645,125)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,757,540)	(6,919,839)	(3,386,344)	9,759	915,952

NET ASSETS
Beginning of period	91,509,647	105,245,827	19,684,213	318,080	5,211,409
End of period	$63,752,107	$98,325,988	$16,297,869	$327,839	$6,127,361

Beginning units	5,310,754	7,572,409	924,127	27,804	194,912
Units issued	377,446	4,081,344	113,082	2,960	150
Units redeemed	(2,334,852)	(4,831,420)	(263,482)	(3,220)	(23,257)
Ending units	3,353,348	6,822,333	773,727	27,544	171,805
The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Wells Fargo VT Opportunity Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 2)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(16,134)	$(43,502)	$(1,753,210)	$(301,507)	$(2,109,199)
Capital gains distributions received	170,652	341,370	—	—	—
Net realized gain (loss) on shares redeemed	85,096	132,956	8,839,857	1,453,405	15,745,238
Net change in unrealized appreciation (depreciation) on investments	172,195	430,468	(231,870)	33,225	106,531
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	411,809	861,292	6,854,777	1,185,123	13,742,570

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	17,877	4,966	37,963	—	437,403
Annuity payments	—	—	(264,773)	—	(329,480)
Surrenders, withdrawals and death benefits	(119,042)	(245,866)	(14,555,861)	(3,988,083)	(12,175,363)
Net transfers between other subaccounts
or fixed rate option	(185,803)	(45,215)	49,169,190	(1,253,825)	17,734,054
Miscellaneous transactions	(110)	(1,035)	(7,409)	(670)	15,596
Other charges	(3,768)	(1,013)	(1,193,927)	(14,702)	(888,615)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(290,846)	(288,163)	33,185,183	(5,257,280)	4,793,595

TOTAL INCREASE (DECREASE) IN NET ASSETS	120,963	573,129	40,039,960	(4,072,157)	18,536,165

NET ASSETS
Beginning of period	2,467,249	4,682,067	113,555,429	22,613,599	159,067,472
End of period	$2,588,212	$5,255,196	$153,595,389	$18,541,442	$177,603,637

Beginning units	94,842	183,717	9,438,867	2,079,666	10,054,299
Units issued	1,838	482	10,494,428	724,472	5,149,098
Units redeemed	(13,538)	(11,369)	(7,751,534)	(1,182,201)	(4,853,386)
Ending units	83,142	172,830	12,181,761	1,621,937	10,350,011
The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	Invesco V.I. Mid Cap Growth Fund (Series I)	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	4/30/2020**	12/31/2020	8/14/2020**

OPERATIONS
Net investment income (loss)	$(29,590)	$(814,305)	$(56,157)	$(365,649)	$(13,221)
Capital gains distributions received	—	—	3,688,084	—	—
Net realized gain (loss) on shares redeemed	114,077	3,081,485	(4,467,088)	3,067,762	(126,600)
Net change in unrealized appreciation (depreciation) on investments	172,877	(2,067,519)	(138,790)	(1,383,290)	69,753
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	257,364	199,661	(973,951)	1,318,823	(70,068)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	200	23,323	13,919	—	1,664
Annuity payments	—	(15,780)	(8,674)	—	—
Surrenders, withdrawals and death benefits	(112,900)	(5,207,614)	(375,210)	(3,013,700)	(276,801)
Net transfers between other subaccounts
or fixed rate option	(45,724)	14,909,109	(12,751,857)	(8,225,634)	(2,105,838)
Miscellaneous transactions	3	17,885	(235)	1,595	46
Other charges	(182)	(552,080)	(4,578)	(7,819)	(383)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(158,603)	9,174,843	(13,126,635)	(11,245,558)	(2,381,312)

TOTAL INCREASE (DECREASE) IN NET ASSETS	98,761	9,374,504	(14,100,586)	(9,926,735)	(2,451,380)

NET ASSETS
Beginning of period	3,450,087	71,879,469	14,100,586	17,059,578	2,451,380
End of period	$3,548,848	$81,253,973	$—	$7,132,843	$—

Beginning units	301,519	3,384,328	671,935	1,666,055	215,916
Units issued	123,044	2,815,139	53,727	3,374,193	76,070
Units redeemed	(132,210)	(2,484,634)	(725,662)	(4,386,396)	(291,986)
Ending units	292,353	3,714,833	—	653,852	—

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	Columbia Variable Portfolio - Government Money Market Fund (Class 1)	Columbia Variable Portfolio - Income Opportunities Fund (Class 1)	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	8/14/2020**	12/31/2020

OPERATIONS
Net investment income (loss)	$(659,188)	$(24,644)	$5,449	$(22,840)	$(53,024)
Capital gains distributions received	—	1,427	—	—	—
Net realized gain (loss) on shares redeemed	5,845,581	—	(6,917)	534,075	362,154
Net change in unrealized appreciation (depreciation) on investments	(6,166,443)	—	8,152	(629,564)	307,568
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(980,050)	(23,217)	6,684	(118,329)	616,698

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	34,042	1,861	120	703	1,955
Annuity payments	(49,622)	(39,313)	—	(25,131)	—
Surrenders, withdrawals and death benefits	(4,408,832)	(498,550)	(19,473)	(872,326)	(847,515)
Net transfers between other subaccounts
or fixed rate option	5,363,369	3,396,980	(4,049)	(2,642,839)	3,527,929
Miscellaneous transactions	7,916	(1,396)	—	—	217
Other charges	(440,664)	(1,960)	(136)	(2,160)	(5,564)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	506,209	2,857,622	(23,538)	(3,541,753)	2,677,022

TOTAL INCREASE (DECREASE) IN NET ASSETS	(473,841)	2,834,405	(16,854)	(3,660,082)	3,293,720

NET ASSETS
Beginning of period	63,987,411	748,752	164,652	3,660,082	3,013,200
End of period	$63,513,570	$3,583,157	$147,798	$—	$6,306,920

Beginning units	3,183,083	77,109	12,691	193,027	153,135
Units issued	2,451,633	328,423	5	85,970	246,582
Units redeemed	(2,598,157)	(33,847)	(1,830)	(278,997)	(110,293)
Ending units	3,036,559	371,685	10,866	—	289,424

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST Bond Portfolio 2026	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(382,674)	$(1,176,997)	$(864,755)	$73,637	$(27,527)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,497,261	13,286,109	12,994,500	1,098,576	1,822,716
Net change in unrealized appreciation (depreciation) on investments	(2,023,162)	(5,854,134)	(6,878,482)	1,047,611	(1,103,615)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,091,425	6,254,978	5,251,263	2,219,824	691,574

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	156,920	—
Annuity payments	—	—	—	(157,590)	—
Surrenders, withdrawals and death benefits	(4,154,301)	(15,729,018)	(6,570,191)	(2,338,925)	(533,014)
Net transfers between other subaccounts
or fixed rate option	(17,083,586)	(33,505,713)	(3,878,177)	(2,451,669)	(11,258,749)
Miscellaneous transactions	(3,505)	(783)	(3,017)	(803)	10
Other charges	(6,648)	(26,263)	(17,176)	(28,718)	(490)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,248,040)	(49,261,777)	(10,468,561)	(4,820,785)	(11,792,243)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,156,615)	(43,006,799)	(5,217,298)	(2,600,961)	(11,100,669)

NET ASSETS
Beginning of period	25,282,545	84,521,276	61,041,292	29,747,417	11,171,295
End of period	$6,125,930	$41,514,477	$55,823,994	$27,146,456	$70,626

Beginning units	2,157,443	7,986,633	5,789,539	2,229,825	1,044,069
Units issued	3,528,764	3,913,270	6,607,381	276,883	45,206
Units redeemed	(5,207,047)	(8,264,902)	(7,545,383)	(682,447)	(1,083,398)
Ending units	479,160	3,635,001	4,851,537	1,824,261	5,877
The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2029	AST Bond Portfolio 2030	AST Bond Portfolio 2031	MFS® International Growth Portfolio (Service Shares)	MFS® Total Return Bond Series (Service Shares)
	1/1/2020	1/1/2020	1/2/2020*	5/18/2020*	5/18/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(60,197)	$(1,767,542)	$(502,748)	$(174)	$7,791
Capital gains distributions received	—	—	—	1,085	—
Net realized gain (loss) on shares redeemed	1,934,674	9,359,085	782,345	1,745	3,276
Net change in unrealized appreciation (depreciation) on investments	(231,868)	3,952,599	(1,154,768)	31,520	15,468
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,642,609	11,544,142	(875,171)	34,176	26,535

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	357,722	1,429,100
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(799,265)	(26,288,293)	(4,519,548)	(13,371)	(16,454)
Net transfers between other subaccounts
or fixed rate option	(26,370,478)	86,182,981	76,808,777	160,276	474,028
Miscellaneous transactions	(111)	(436)	386	648	(1,451)
Other charges	(510)	(56,232)	(3,258)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(27,170,364)	59,838,020	72,286,357	505,275	1,885,223

TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,527,755)	71,382,162	71,411,186	539,451	1,911,758

NET ASSETS
Beginning of period	25,527,755	16,373,110	—	—	—
End of period	$—	$87,755,272	$71,411,186	$539,451	$1,911,758

Beginning units	2,378,772	1,454,302	—	—	—
Units issued	83,277	19,658,975	9,500,523	45,484	205,556
Units redeemed	(2,462,049)	(14,215,810)	(3,097,280)	(5,235)	(26,559)
Ending units	—	6,897,467	6,403,243	40,249	178,997

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Total Return Series (Service Shares)	MFS® Value Series (Service Shares)	Prudential Government Money Market Portfolio (Class III)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)	AST Global Bond Portfolio
	5/18/2020*	5/18/2020*	5/18/2020*	4/30/2020*	11/13/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$4,554	$(70)	$87	$(125,242)	$(183,016)
Capital gains distributions received	10,845	6,581	—	—	—
Net realized gain (loss) on shares redeemed	1,823	2,594	—	389,663	3,390
Net change in unrealized appreciation (depreciation) on investments	54,959	44,599	—	5,142,933	923,621
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	72,181	53,704	87	5,407,354	743,995

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	986,361	523,306	300,394,049	22,030	8,741
Annuity payments	—	—	—	(16,045)	(134,732)
Surrenders, withdrawals and death benefits	(75,742)	(5,968)	(564,602)	(894,877)	(1,112,793)
Net transfers between other subaccounts
or fixed rate option	183,392	155,806	(234,205,666)	11,327,816	109,370,814
Miscellaneous transactions	18,543	(305)	(21,703)	(2,779)	(12,649)
Other charges	—	—	—	(11,264)	(60,738)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,112,554	672,839	65,602,078	10,424,881	108,058,643

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,184,735	726,543	65,602,165	15,832,235	108,802,638

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$1,184,735	$726,543	$65,602,165	$15,832,235	$108,802,638

Beginning units	—	—	—	—	—
Units issued	119,129	67,832	16,048,726	1,282,595	10,909,439
Units redeemed	(20,372)	(10,491)	(9,488,523)	(187,516)	(106,675)
Ending units	98,757	57,341	6,560,203	1,095,079	10,802,764

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(8,381,281)	$1,983,386	$(1,673,149)	$(9,427,537)	$(7,070,300)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	60,407,028	—	8,230,439	22,219,907	20,159,031
Net change in unrealized appreciation (depreciation) on investments	82,706,804	—	24,821,942	68,395,026	50,170,034
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	134,732,551	1,983,386	31,379,232	81,187,396	63,258,765

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	811,772	6,520,305	449,901	239,319	1,673,915
Annuity payments	(624,403)	(3,653,808)	(427,348)	(611,346)	(702,259)
Surrenders, withdrawals and death benefits	(62,313,555)	(602,418,902)	(11,176,542)	(63,048,636)	(50,985,697)
Net transfers between other subaccounts
or fixed rate option	16,994,442	554,790,528	4,440,720	64,011,445	596,689,279
Miscellaneous transactions	47,475	(4,978)	2,373	(3,643)	(204)
Other charges	(3,601,464)	(968,835)	(724,346)	(5,074,598)	(1,765,883)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(48,685,733)	(45,735,690)	(7,435,242)	(4,487,459)	544,909,151

TOTAL INCREASE (DECREASE) IN NET ASSETS	86,046,818	(43,752,304)	23,943,990	76,699,937	608,167,916

NET ASSETS
Beginning of period	519,985,547	498,581,991	106,002,129	609,931,060	75,127,197
End of period	$606,032,365	$454,829,687	$129,946,119	$686,630,997	$683,295,113

Beginning units	15,214,913	43,994,532	2,630,202	32,036,351	4,141,894
Units issued	2,691,520	40,275,313	547,824	6,120,492	32,476,836
Units redeemed	(4,465,573)	(45,099,582)	(727,829)	(8,770,615)	(5,404,501)
Ending units	13,440,860	39,170,263	2,450,197	29,386,228	31,214,229
The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,155,173)	$(3,157,252)	$(925,332)	$(2,988,083)	$(6,141,947)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,017,345	21,502,497	2,126,390	16,260,780	23,667,380
Net change in unrealized appreciation (depreciation) on investments	13,379,953	45,889,758	9,137,580	24,310,605	91,880,825
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,242,125	64,235,003	10,338,638	37,583,302	109,406,258

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	697,171	810,729	102,300	657,974	1,746,378
Annuity payments	(481,003)	(614,101)	(122,395)	(366,819)	(798,101)
Surrenders, withdrawals and death benefits	(16,428,470)	(20,656,728)	(6,543,075)	(23,061,496)	(48,309,939)
Net transfers between other subaccounts
or fixed rate option	25,477,194	(3,191,728)	7,667,624	3,502,860	10,051,094
Miscellaneous transactions	(126)	15,422	2,004	9,665	48,780
Other charges	(692,200)	(942,403)	(413,566)	(631,138)	(2,285,413)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,572,566	(24,578,809)	692,892	(19,888,954)	(39,547,201)

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,814,691	39,656,194	11,031,530	17,694,348	69,859,057

NET ASSETS
Beginning of period	138,110,576	189,953,342	58,212,757	192,078,806	385,252,758
End of period	$166,925,267	$229,609,536	$69,244,287	$209,773,154	$455,111,815

Beginning units	5,738,345	7,440,692	2,380,395	5,927,655	26,547,342
Units issued	2,992,415	881,807	622,339	655,524	4,529,509
Units redeemed	(2,761,422)	(1,604,347)	(621,932)	(1,310,218)	(5,641,847)
Ending units	5,969,338	6,718,152	2,380,802	5,272,961	25,435,004
The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,198,913)	$(3,693,087)	$(12,243,505)	$(3,255,955)	$(4,084,012)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,010,794	16,996,208	90,024,916	24,763,726	19,843,654
Net change in unrealized appreciation (depreciation) on investments	26,000,822	45,163,931	139,885,875	46,787,712	35,273,744
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	29,812,703	58,467,052	217,667,286	68,295,483	51,033,386

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	487,300	601,508	2,481,159	658,645	714,319
Annuity payments	(395,958)	(509,159)	(2,137,882)	(708,277)	(362,797)
Surrenders, withdrawals and death benefits	(14,522,908)	(25,884,547)	(90,464,912)	(23,779,194)	(28,380,509)
Net transfers between other subaccounts
or fixed rate option	16,042,222	10,993,484	(27,374,359)	1,067,741	13,129,110
Miscellaneous transactions	10,123	16,609	30,466	(2,588)	20,654
Other charges	(1,110,277)	(1,043,700)	(2,028,871)	(930,858)	(1,231,267)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	510,502	(15,825,805)	(119,494,399)	(23,694,531)	(16,110,490)

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,323,205	42,641,247	98,172,887	44,600,952	34,922,896

NET ASSETS
Beginning of period	139,768,235	214,521,108	765,762,651	195,746,079	267,239,051
End of period	$170,091,440	$257,162,355	$863,935,538	$240,347,031	$302,161,947

Beginning units	3,453,316	9,571,637	23,113,213	9,276,588	6,355,547
Units issued	868,561	1,256,100	1,273,612	1,148,907	900,511
Units redeemed	(1,018,450)	(2,234,306)	(4,635,958)	(2,052,560)	(1,446,341)
Ending units	3,303,427	8,593,431	19,750,867	8,372,935	5,809,717
The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,180,609)	$(4,008,629)	$(14,751,212)	$(2,181,312)	$(1,400,751)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,087,684	1,190,617	17,038,738	12,036,868	1,254,416
Net change in unrealized appreciation (depreciation) on investments	29,543,949	11,451,682	75,462,174	23,101,225	14,348,342
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	36,451,024	8,633,670	77,749,700	32,956,781	14,202,007

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	244,872	3,376,047	1,690,092	405,031	265,143
Annuity payments	(215,316)	(1,021,489)	(2,215,528)	(399,405)	(117,849)
Surrenders, withdrawals and death benefits	(15,571,248)	(34,007,902)	(105,802,551)	(18,433,272)	(9,272,864)
Net transfers between other subaccounts
or fixed rate option	13,250,113	32,624,078	115,979,130	7,465,776	23,743,724
Miscellaneous transactions	18,291	(1,697)	1,312	8,520	1,315
Other charges	(916,260)	(620,518)	(7,155,415)	(901,028)	(853,532)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,189,548)	348,519	2,497,040	(11,854,378)	13,765,937

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,261,476	8,982,189	80,246,740	21,102,403	27,967,944

NET ASSETS
Beginning of period	126,575,393	272,436,858	972,143,309	147,400,730	87,936,570
End of period	$159,836,869	$281,419,047	$1,052,390,049	$168,503,133	$115,904,514

Beginning units	4,256,072	19,133,021	53,190,610	5,574,956	3,167,075
Units issued	1,020,737	3,693,815	9,760,012	1,124,946	1,329,250
Units redeemed	(1,330,398)	(3,798,346)	(12,103,711)	(1,596,075)	(1,045,342)
Ending units	3,946,411	19,028,490	50,846,911	5,103,827	3,450,983
The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(31,873,852)	$(1,553,494)	$(2,761,322)	$(2,070,300)	$(1,707,512)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	93,675,283	3,616,471	10,663,358	4,601,772	813,995
Net change in unrealized appreciation (depreciation) on investments	327,488,873	15,324,428	40,954,767	31,642,489	1,090,629
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	389,290,304	17,387,405	48,856,803	34,173,961	197,112

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,568,857	99,943	674,028	378,952	692,285
Annuity payments	(1,510,928)	(231,426)	(162,109)	(222,733)	(232,095)
Surrenders, withdrawals and death benefits	(210,855,389)	(10,127,989)	(21,861,556)	(13,136,403)	(12,907,322)
Net transfers between other subaccounts
or fixed rate option	109,731,423	5,975,064	8,075,603	7,079,993	15,347,529
Miscellaneous transactions	(36,747)	3,234	22,372	4,154	(1,358)
Other charges	(16,696,304)	(539,964)	(1,391,562)	(957,159)	(465,027)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(113,799,088)	(4,821,138)	(14,643,224)	(6,853,196)	2,434,012

TOTAL INCREASE (DECREASE) IN NET ASSETS	275,491,216	12,566,267	34,213,579	27,320,765	2,631,124

NET ASSETS
Beginning of period	2,051,355,528	96,766,024	173,269,099	133,178,676	117,093,205
End of period	$2,326,846,744	$109,332,291	$207,482,678	$160,499,441	$119,724,329

Beginning units	84,099,435	6,035,787	6,421,790	6,220,443	7,411,585
Units issued	10,164,408	821,790	1,631,304	1,271,593	1,720,042
Units redeemed	(19,288,702)	(1,185,514)	(2,095,402)	(1,700,736)	(1,630,155)
Ending units	74,975,141	5,672,063	5,957,692	5,791,300	7,501,472
The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST International Growth Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,546,047)	$(4,243,399)	$(60,997,381)	$(23,404,169)	$(33,870,047)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	25,135,133	8,481,287	229,890,406	46,026,383	104,402,813
Net change in unrealized appreciation (depreciation) on investments	60,203,857	46,497,614	576,405,355	178,970,836	305,795,679
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	80,792,943	50,735,502	745,298,380	201,593,050	376,328,445

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	589,893	716,039	5,050,311	1,455,612	6,389,529
Annuity payments	(620,502)	(115,173)	(3,719,642)	(1,279,321)	(2,319,148)
Surrenders, withdrawals and death benefits	(32,090,975)	(27,806,079)	(410,829,147)	(138,908,097)	(219,746,983)
Net transfers between other subaccounts
or fixed rate option	(13,151,534)	28,580,935	142,237,540	160,450,728	64,594,469
Miscellaneous transactions	4,734	3,006	118,478	11,990	(1,088)
Other charges	(942,613)	(2,073,615)	(24,191,830)	(9,593,157)	(16,561,858)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(46,210,997)	(694,887)	(291,334,290)	12,137,755	(167,645,079)

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,581,946	50,040,615	453,964,090	213,730,805	208,683,366

NET ASSETS
Beginning of period	282,892,909	262,215,381	3,713,436,579	1,375,824,005	2,168,911,272
End of period	$317,474,855	$312,255,996	$4,167,400,669	$1,589,554,810	$2,377,594,638

Beginning units	12,754,247	18,683,451	225,445,464	108,320,866	134,639,676
Units issued	913,995	4,123,878	28,623,199	20,891,330	17,317,535
Units redeemed	(2,755,322)	(4,359,230)	(46,848,705)	(21,334,108)	(28,466,419)
Ending units	10,912,920	18,448,099	207,219,958	107,878,088	123,490,792
The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(23,132,400)	$(8,894,324)	$(7,456,091)	$(6,973,628)	$(9,188,791)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	53,160,638	22,276,013	20,388,439	15,505,189	13,373,688
Net change in unrealized appreciation (depreciation) on investments	157,560,958	81,983,783	72,700,673	57,450,274	61,322,822
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	187,589,196	95,365,472	85,633,021	65,981,835	65,507,719

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,589,199	161,058	477,719	249,353	1,444,343
Annuity payments	(4,310,791)	(688,583)	(155,467)	(326,122)	(934,386)
Surrenders, withdrawals and death benefits	(194,002,426)	(57,034,257)	(42,425,496)	(42,605,726)	(70,175,568)
Net transfers between other subaccounts
or fixed rate option	113,675,365	67,681,201	40,345,223	73,738,596	80,820,686
Miscellaneous transactions	(6,966)	2,637	(12,194)	1,122	2,391
Other charges	(9,671,197)	(5,854,362)	(4,983,047)	(4,751,712)	(4,641,779)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(90,726,816)	4,267,694	(6,753,262)	26,305,511	6,515,687

TOTAL INCREASE (DECREASE) IN NET ASSETS	96,862,380	99,633,166	78,879,759	92,287,346	72,023,406

NET ASSETS
Beginning of period	1,452,551,436	564,128,952	475,317,335	435,237,601	590,428,742
End of period	$1,549,413,816	$663,762,118	$554,197,094	$527,524,947	$662,452,148

Beginning units	96,607,153	45,094,996	34,094,571	34,687,105	45,511,006
Units issued	15,825,800	11,354,474	8,018,909	10,659,011	10,929,260
Units redeemed	(22,568,797)	(11,714,049)	(9,020,233)	(9,307,874)	(10,853,824)
Ending units	89,864,156	44,735,421	33,093,247	36,038,242	45,586,442
The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Davis Value Portfolio	Columbia Variable Portfolio - Asset Allocation Fund (Class 1)	Columbia Variable Portfolio - Small Company Growth Fund (Class 1)	Prudential SP International Growth Portfolio (Class I)	ProFund VP Asia 30
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$1,793	$28,318	$(4,429)	$(62,341)	$(77,892)
Capital gains distributions received	44,550	134,683	91,265	—	—
Net realized gain (loss) on shares redeemed	(30,859)	131,872	46,568	346,420	176,978
Net change in unrealized appreciation (depreciation) on investments	205,858	227,350	3,367	965,574	1,361,573
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	221,342	522,223	136,771	1,249,653	1,460,659

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,957	2,069	185	16,340	20,217
Annuity payments	—	(65,739)	—	(28,258)	(7,024)
Surrenders, withdrawals and death benefits	(64,922)	(151,967)	(21,777)	(686,257)	(671,395)
Net transfers between other subaccounts
or fixed rate option	10,857	(89,415)	—	(265,865)	773,084
Miscellaneous transactions	—	(9)	4,154	(100)	84
Other charges	(2,645)	(2,122)	(398)	(5,695)	(22,941)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(52,753)	(307,183)	(17,836)	(969,835)	92,025

TOTAL INCREASE (DECREASE) IN NET ASSETS	168,589	215,040	118,935	279,818	1,552,684

NET ASSETS
Beginning of period	778,466	2,818,961	369,048	4,355,165	6,059,817
End of period	$947,055	$3,034,001	$487,983	$4,634,983	$7,612,501

Beginning units	42,981	112,949	9,724	277,363	285,038
Units issued	809	1,379	2,465	42,398	144,307
Units redeemed	(3,495)	(12,959)	(2,958)	(95,486)	(144,523)
Ending units	40,295	101,369	9,231	224,275	284,822

The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Banks	ProFund VP Bear	ProFund VP Biotechnology	ProFund VP Basic Materials	ProFund VP UltraBull
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(10,252)	$(33,335)	$(92,387)	$(45,414)	$(75,924)
Capital gains distributions received	—	—	29,592	149,247	—
Net realized gain (loss) on shares redeemed	(121,918)	(370,569)	(399,486)	(246,090)	1,017,015
Net change in unrealized appreciation (depreciation) on investments	1,357,881	(365,653)	1,504,900	882,022	2,511,406
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,225,711	(769,557)	1,042,619	739,765	3,452,497

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,240	11,238	17,141	34,863	7,240
Annuity payments	(9,432)	(1,601)	(15,600)	—	(49,677)
Surrenders, withdrawals and death benefits	(555,888)	(90,826)	(672,989)	(772,497)	(841,332)
Net transfers between other subaccounts
or fixed rate option	255,832	715,539	(722,570)	(216,377)	(528,045)
Miscellaneous transactions	(184)	(48)	141	(371)	(3)
Other charges	(2,154)	(2,123)	(4,207)	(4,921)	(3,686)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(308,586)	632,179	(1,398,084)	(959,303)	(1,415,503)

TOTAL INCREASE (DECREASE) IN NET ASSETS	917,125	(137,378)	(355,465)	(219,538)	2,036,994

NET ASSETS
Beginning of period	3,870,345	2,620,109	8,063,286	5,043,667	7,001,617
End of period	$4,787,470	$2,482,731	$7,707,821	$4,824,129	$9,038,611

Beginning units	473,641	1,452,405	278,810	270,450	361,169
Units issued	438,760	4,224,333	481,716	129,501	423,489
Units redeemed	(477,145)	(3,882,518)	(525,757)	(179,965)	(486,133)
Ending units	435,256	1,794,220	234,769	219,986	298,525
The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Bull	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Oil & Gas	ProFund VP Europe 30
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(222,184)	$(149,609)	$2,974	$13,574	$97,276
Capital gains distributions received	297,976	470,097	1,086,215	279,165	—
Net realized gain (loss) on shares redeemed	3,008,492	384,579	(418,837)	(1,143,853)	(187,855)
Net change in unrealized appreciation (depreciation) on investments	1,847,463	1,182,727	854,927	1,463,186	1,304,514
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,931,747	1,887,794	1,525,279	612,072	1,213,935

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,753	9,658	2,378	77,370	18,782
Annuity payments	(84,589)	(13,612)	(18,686)	(3,290)	(9,147)
Surrenders, withdrawals and death benefits	(2,192,959)	(969,501)	(539,588)	(1,120,741)	(879,924)
Net transfers between other subaccounts
or fixed rate option	(10,695,877)	367,125	758,948	(183,893)	1,334,156
Miscellaneous transactions	(190)	1,727	(15)	79	231
Other charges	(22,470)	(68,975)	(40,726)	(10,855)	(18,875)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(12,958,332)	(673,578)	162,311	(1,241,330)	445,223

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,026,585)	1,214,216	1,687,590	(629,258)	1,659,158

NET ASSETS
Beginning of period	26,473,578	8,584,278	6,051,030	8,591,524	7,126,615
End of period	$18,446,993	$9,798,494	$7,738,620	$7,962,266	$8,785,773

Beginning units	1,380,797	376,238	306,275	528,637	624,754
Units issued	6,745,052	193,116	106,419	308,117	523,733
Units redeemed	(7,391,992)	(219,071)	(97,716)	(381,570)	(488,427)
Ending units	733,857	350,283	314,978	455,184	660,060

The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP U.S. Government Plus	ProFund VP Health Care	Access VP High Yield Fund	ProFund VP Industrials
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(133,977)	$(41,905)	$(402,662)	$231,833	$(115,555)
Capital gains distributions received	661,589	—	3,411,444	—	1,317,060
Net realized gain (loss) on shares redeemed	977,001	2,071,766	1,239,150	208,072	197,027
Net change in unrealized appreciation (depreciation) on investments	1,884,075	(748,123)	143,100	201,567	405,204
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,388,688	1,281,738	4,391,032	641,472	1,803,736

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,375	55,539	161,109	6,855	1,662
Annuity payments	(8,892)	(21,535)	(38,241)	(3,161)	—
Surrenders, withdrawals and death benefits	(1,219,389)	(626,755)	(2,739,308)	(1,197,408)	(782,439)
Net transfers between other subaccounts
or fixed rate option	472,731	291,764	(2,238,940)	3,563,616	1,911,976
Miscellaneous transactions	294	(184)	118	88	147
Other charges	(80,384)	(13,232)	(157,563)	(2,922)	(46,090)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(824,265)	(314,403)	(5,012,825)	2,367,068	1,085,256

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,564,423	967,335	(621,793)	3,008,540	2,888,992

NET ASSETS
Beginning of period	12,094,437	6,104,739	28,459,422	5,446,037	5,748,973
End of period	$14,658,860	$7,072,074	$27,837,629	$8,454,577	$8,637,965

Beginning units	1,024,018	316,265	1,182,881	267,684	255,352
Units issued	439,673	3,517,622	391,066	575,590	198,386
Units redeemed	(496,781)	(3,513,974)	(589,371)	(465,092)	(150,975)
Ending units	966,910	319,913	984,576	378,182	302,763

The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Internet	ProFund VP Japan	ProFund VP Precious Metals	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(89,586)	$(57,350)	$(133,982)	$(219,490)	$(131,162)
Capital gains distributions received	172,850	—	—	1,511,451	349,063
Net realized gain (loss) on shares redeemed	(265,884)	71,615	3,331,953	(910,241)	(646,000)
Net change in unrealized appreciation (depreciation) on investments	1,376,626	744,254	443,844	2,487,335	2,240,283
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,194,006	758,519	3,641,815	2,869,055	1,812,184

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,551	2,680	26,324	27,166	31,131
Annuity payments	(85,089)	(794)	(17,857)	(22,180)	(20,911)
Surrenders, withdrawals and death benefits	(932,120)	(313,695)	(980,502)	(2,057,702)	(1,512,473)
Net transfers between other subaccounts
or fixed rate option	(689,651)	(32,063)	4,055,341	5,347,531	5,367,679
Miscellaneous transactions	138	43	(745)	(49)	(604)
Other charges	(3,219)	(8,605)	(15,548)	(63,050)	(38,180)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,704,390)	(352,434)	3,067,013	3,231,716	3,826,642

TOTAL INCREASE (DECREASE) IN NET ASSETS	(510,384)	406,085	6,708,828	6,100,771	5,638,826

NET ASSETS
Beginning of period	6,815,478	4,458,044	8,148,848	13,303,222	9,538,293
End of period	$6,305,094	$4,864,129	$14,857,676	$19,403,993	$15,177,119

Beginning units	90,695	370,030	1,250,238	570,539	425,578
Units issued	63,800	172,044	5,197,571	1,206,271	1,097,355
Units redeemed	(82,640)	(204,668)	(4,882,536)	(1,090,818)	(960,387)
Ending units	71,855	337,406	1,565,273	685,992	562,546

The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Pharmaceuticals	ProFund VP Real Estate	ProFund VP Rising Rates Opportunity	ProFund VP NASDAQ-100	ProFund VP Semiconductor
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(10,963)	$30,349	$(31,013)	$(288,188)	$(25,469)
Capital gains distributions received	315,182	389,680	85,227	210,142	230,084
Net realized gain (loss) on shares redeemed	(642,246)	591,388	(1,026,029)	4,561,637	146,811
Net change in unrealized appreciation (depreciation) on investments	664,452	798,133	238,495	2,001,307	663,089
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	326,425	1,809,550	(733,320)	6,484,898	1,014,515

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,688	18,280	11,841	29,732	13,889
Annuity payments	(46,105)	(33,858)	(1,402)	(31,547)	(1,022)
Surrenders, withdrawals and death benefits	(309,438)	(830,984)	(253,604)	(1,863,214)	(273,042)
Net transfers between other subaccounts
or fixed rate option	(299,576)	1,197,999	(66,005)	(629,756)	777,868
Miscellaneous transactions	(268)	368	118	86	(17)
Other charges	(3,583)	(32,000)	(5,744)	(23,805)	(1,458)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(652,282)	319,805	(314,796)	(2,518,504)	516,218

TOTAL INCREASE (DECREASE) IN NET ASSETS	(325,857)	2,129,355	(1,048,116)	3,966,394	1,530,733

NET ASSETS
Beginning of period	3,049,270	6,362,578	2,805,890	17,927,418	1,783,874
End of period	$2,723,413	$8,491,933	$1,757,774	$21,893,812	$3,314,607

Beginning units	198,919	256,023	1,810,162	914,623	115,508
Units issued	340,548	441,056	8,806,848	6,552,290	491,225
Units redeemed	(383,967)	(423,877)	(9,226,335)	(6,647,814)	(462,126)
Ending units	155,500	273,202	1,390,675	819,099	144,607
The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Short Mid-Cap	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap Value
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(190,339)	$(736)	$(7,514)	$(6,195)	$(122,184)
Capital gains distributions received	1,727,191	—	—	21,880	—
Net realized gain (loss) on shares redeemed	(1,260,618)	(68,505)	(213,835)	(155,903)	(695,520)
Net change in unrealized appreciation (depreciation) on investments	1,779,331	11,982	(27,715)	(16,411)	2,393,152
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,055,565	(57,259)	(249,064)	(156,629)	1,575,448

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	31,806	2,754	810	111	30,077
Annuity payments	(16,179)	—	—	—	(58,180)
Surrenders, withdrawals and death benefits	(1,426,027)	(30,738)	(21,988)	(18,997)	(939,649)
Net transfers between other subaccounts
or fixed rate option	(79,193)	(294,665)	48,748	(1,061,774)	(212,944)
Miscellaneous transactions	(398)	27	429	44	1,389
Other charges	(51,390)	(111)	(1,957)	(131)	(31,608)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,541,381)	(322,733)	26,042	(1,080,747)	(1,210,915)

TOTAL INCREASE (DECREASE) IN NET ASSETS	514,184	(379,992)	(223,022)	(1,237,376)	364,533

NET ASSETS
Beginning of period	13,035,993	415,155	656,187	1,340,564	8,534,136
End of period	$13,550,177	$35,163	$433,165	$103,188	$8,898,669

Beginning units	466,779	280,605	917,343	964,848	417,169
Units issued	236,469	1,092,142	28,054,197	17,640,029	153,192
Units redeemed	(289,377)	(1,344,329)	(28,090,810)	(18,516,633)	(210,351)
Ending units	413,871	28,418	880,730	88,244	360,010
The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Technology	ProFund VP Telecommu-nications	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(96,527)	$59,023	$(128,050)	$(575,084)	$(78,463)
Capital gains distributions received	189,611	—	—	—	—
Net realized gain (loss) on shares redeemed	802,404	(54,852)	2,525,356	11,558,815	(18,186)
Net change in unrealized appreciation (depreciation) on investments	1,879,344	409,790	1,658,982	17,113,394	2,325,671
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,774,832	413,961	4,056,288	28,097,125	2,229,022

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,847	2,812	15,617	53,581	522,458
Annuity payments	(2,360)	(37,899)	(257)	(4,385)	—
Surrenders, withdrawals and death benefits	(1,051,576)	(385,689)	(1,663,595)	(4,546,628)	(975,607)
Net transfers between other subaccounts
or fixed rate option	1,068,155	429,782	(341,724)	(27,725,619)	(463,326)
Miscellaneous transactions	2,220	(15)	(311)	4,714	196
Other charges	(3,552)	(22,722)	(10,730)	(17,284)	(3,043)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	25,734	(13,731)	(2,001,000)	(32,235,621)	(919,322)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,800,566	400,230	2,055,288	(4,138,496)	1,309,700

NET ASSETS
Beginning of period	6,371,175	3,097,189	8,245,466	41,335,083	4,992,626
End of period	$9,171,741	$3,497,419	$10,300,754	$37,196,587	$6,302,326

Beginning units	458,248	351,652	246,839	4,640,368	258,488
Units issued	206,210	328,364	957,281	2,109,269	798,809
Units redeemed	(206,152)	(342,572)	(995,055)	(4,293,405)	(832,628)
Ending units	458,306	337,444	209,065	2,456,232	224,669
The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$28,536	$(228,707)	$(50,492)	$(3,670)	$(108,991)
Capital gains distributions received	1,102,691	4,205,861	1,173,311	—	199,126
Net realized gain (loss) on shares redeemed	955,838	(1,026,520)	184,486	134,680	599,847
Net change in unrealized appreciation (depreciation) on investments	1,486,985	884,489	1,632,086	300,539	1,835,201
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,574,050	3,835,123	2,939,391	431,549	2,525,183

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,750	18,999	18,829	2,335	17,700
Annuity payments	(76,407)	(41,553)	(16,552)	(18,414)	(25,138)
Surrenders, withdrawals and death benefits	(1,584,211)	(1,786,021)	(1,377,984)	(77,991)	(701,757)
Net transfers between other subaccounts
or fixed rate option	1,624,328	1,270,236	697,705	(52,189)	(244,051)
Miscellaneous transactions	500	(578)	37	9	(89)
Other charges	(79,501)	(45,211)	(40,911)	(1,220)	(11,035)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(100,541)	(584,128)	(718,876)	(147,470)	(964,370)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,473,509	3,250,995	2,220,515	284,079	1,560,813

NET ASSETS
Beginning of period	17,117,866	14,843,860	10,821,524	1,059,198	7,581,815
End of period	$20,591,375	$18,094,855	$13,042,039	$1,343,277	$9,142,628

Beginning units	774,003	671,885	698,198	75,896	405,345
Units issued	619,464	788,876	409,108	233	1,115
Units redeemed	(625,813)	(820,562)	(448,970)	(8,593)	(44,339)
Ending units	767,654	640,199	658,336	67,536	362,121
The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Rydex VT Inverse S&P 500® Strategy Fund	Invesco V.I. Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)	Wells Fargo VT Index Asset Allocation Fund (Class 2)	Wells Fargo VT International Equity Fund (Class 2)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(90)	$(314,215)	$(277,204)	$(56,238)	$4,743
Capital gains distributions received	—	579,812	1,753,400	1,064,830	88,525
Net realized gain (loss) on shares redeemed	(3,947)	(1,724,386)	1,161,532	1,310,951	(35,708)
Net change in unrealized appreciation (depreciation) on investments	(508)	8,205,865	3,266,408	595,451	(28,211)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,545)	6,747,076	5,904,136	2,914,994	29,349

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14	63,355	60,888	21,428	2,166
Annuity payments	—	(115,080)	(39,429)	(98,559)	—
Surrenders, withdrawals and death benefits	(264)	(2,504,383)	(1,870,952)	(1,185,792)	(33,294)
Net transfers between other subaccounts
or fixed rate option	266	(731,142)	(1,438,636)	(1,552,130)	(503)
Miscellaneous transactions	—	(508)	(545)	(158)	(2)
Other charges	(21)	(25,243)	(20,115)	(6,132)	(63)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5)	(3,313,001)	(3,308,789)	(2,821,343)	(31,696)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,550)	3,434,075	2,595,347	93,651	(2,347)

NET ASSETS
Beginning of period	19,304	23,876,310	18,307,846	16,724,809	224,853
End of period	$14,754	$27,310,385	$20,903,193	$16,818,460	$222,506

Beginning units	9,159	842,591	1,500,542	380,185	25,346
Units issued	657	81,138	76,843	1,572	537
Units redeemed	(590)	(189,660)	(285,266)	(58,961)	(4,030)
Ending units	9,226	734,069	1,292,119	322,796	21,853
The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 2)	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Investment Grade Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(17,702)	$(13,480,749)	$(56,025,355)	$(22,239,046)	$(24,067,857)
Capital gains distributions received	200,429	—	—	—	—
Net realized gain (loss) on shares redeemed	43,520	30,836,149	80,773,319	74,651,589	153,819,825
Net change in unrealized appreciation (depreciation) on investments	33,605	133,167,757	591,715,789	221,880,339	33,379,925
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	259,852	150,523,157	616,463,753	274,292,882	163,131,893

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	31,937	1,855,240	2,106,628	1,601,506	70,148
Annuity payments	(1,567)	(1,401,126)	(2,411,520)	(547,291)	(1,122,471)
Surrenders, withdrawals and death benefits	(137,750)	(81,843,215)	(320,987,326)	(143,671,918)	(129,490,853)
Net transfers between other subaccounts
or fixed rate option	15,961	78,991,758	392,133,010	64,094,064	(1,996,502,902)
Miscellaneous transactions	(19)	(3,119)	8,254	(23,475)	19,717
Other charges	(679)	(6,653,825)	(34,240,217)	(10,017,742)	(19,830,976)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(92,117)	(9,054,287)	36,608,829	(88,564,856)	(2,146,857,337)

TOTAL INCREASE (DECREASE) IN NET ASSETS	167,735	141,468,870	653,072,582	185,728,026	(1,983,725,444)

NET ASSETS
Beginning of period	1,137,393	810,388,109	3,445,068,349	1,378,346,423	3,164,431,741
End of period	$1,305,128	$951,856,979	$4,098,140,931	$1,564,074,449	$1,180,706,297

Beginning units	45,120	61,719,373	244,175,825	83,312,728	201,715,291
Units issued	1,880	12,086,245	53,511,430	11,179,771	41,416,728
Units redeemed	(4,898)	(13,540,542)	(55,107,183)	(16,850,790)	(175,956,038)
Ending units	42,102	60,265,076	242,580,072	77,641,709	67,175,981
The accompanying notes are an integral part of these financial statements.
A72

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio	AST Bond Portfolio 2020	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2021
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(397,161)	$(1,327,829)	$(1,038,113)	$(1,087,414)	$(623,849)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	930,041	2,825,172	478,093	5,944,508	683,686
Net change in unrealized appreciation (depreciation) on investments	5,630,656	8,828,169	1,301,963	15,525,095	922,869
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,163,536	10,325,512	741,943	20,382,189	982,706

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	50,214	54,642	—	51,994	—
Annuity payments	(13,938)	(69,414)	(56,510)	(34,599)	—
Surrenders, withdrawals and death benefits	(2,724,965)	(8,233,401)	(14,126,100)	(5,944,235)	(6,280,520)
Net transfers between other subaccounts
or fixed rate option	3,681,442	19,063,606	41,666,964	7,946,886	(17,873,528)
Miscellaneous transactions	15	3,733	495	4,527	(456)
Other charges	(277,932)	(962,546)	(22,779)	(638,626)	(11,532)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	714,836	9,856,620	27,462,070	1,385,947	(24,166,036)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,878,372	20,182,132	28,204,013	21,768,136	(23,183,330)

NET ASSETS
Beginning of period	25,059,001	84,819,807	41,165,096	63,997,841	43,201,973
End of period	$31,937,373	$105,001,939	$69,369,109	$85,765,977	$20,018,643

Beginning units	1,842,645	9,159,396	3,827,550	2,510,921	3,415,588
Units issued	673,738	3,457,318	5,099,394	883,724	314,890
Units redeemed	(654,162)	(2,660,473)	(2,652,330)	(848,184)	(2,185,855)
Ending units	1,862,221	9,956,241	6,274,614	2,546,461	1,544,623
The accompanying notes are an integral part of these financial statements.
A73

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT Omega Growth Fund (Class 2)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	Wells Fargo VT International Equity Fund (Class 1)	AST Bond Portfolio 2022
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(33,422)	$(211,716)	$(169,046)	$272,547	$(533,680)
Capital gains distributions received	282,023	1,991,890	2,090,693	3,979,295	—
Net realized gain (loss) on shares redeemed	53,069	699,085	73,296	(2,421,838)	337,064
Net change in unrealized appreciation (depreciation) on investments	401,126	2,248,258	646,784	(607,297)	1,351,364
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	702,796	4,727,517	2,641,727	1,222,707	1,154,748

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,735	108,561	20,130	66,975	—
Annuity payments	—	(19,858)	(11,910)	(122,032)	—
Surrenders, withdrawals and death benefits	(386,613)	(1,359,909)	(1,415,906)	(970,098)	(4,922,985)
Net transfers between other subaccounts
or fixed rate option	2,115	294,526	168,452	61,973	(9,756,589)
Miscellaneous transactions	17	408	627	863	311
Other charges	(1,012)	(18,931)	(15,049)	(12,673)	(12,984)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(381,758)	(995,203)	(1,253,656)	(974,992)	(14,692,247)

TOTAL INCREASE (DECREASE) IN NET ASSETS	321,038	3,732,314	1,388,071	247,715	(13,537,499)

NET ASSETS
Beginning of period	2,168,393	13,688,282	11,346,349	9,270,429	35,804,573
End of period	$2,489,431	$17,420,596	$12,734,420	$9,518,144	$22,267,074

Beginning units	87,526	523,427	497,525	543,368	3,078,757
Units issued	1,058	71,406	71,083	50,528	372,881
Units redeemed	(14,199)	(106,703)	(117,438)	(104,501)	(1,621,671)
Ending units	74,385	488,130	451,170	489,395	1,829,967
The accompanying notes are an integral part of these financial statements.
A74

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Invesco V.I. Diversified Dividend Fund (Series I)	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(1,228,587)	$(1,591,783)	$295,208	$5,484	$(47,527)
Capital gains distributions received	—	—	1,021,793	—	—
Net realized gain (loss) on shares redeemed	9,906,899	3,767,819	814,658	153	226,484
Net change in unrealized appreciation (depreciation) on investments	10,272,647	13,327,868	2,106,101	11,638	1,199,147
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	18,950,959	15,503,904	4,237,760	17,275	1,378,104

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	790,949	82,993	58,664	351	1,947
Annuity payments	—	(113,546)	(49,347)	—	—
Surrenders, withdrawals and death benefits	(39,802,564)	(9,674,249)	(2,613,884)	(8,270)	(162,012)
Net transfers between other subaccounts
or fixed rate option	3,685,345	4,064,532	(1,248,541)	—	(145,210)
Miscellaneous transactions	(13,515)	656	(223)	—	(1,277)
Other charges	(40,709)	(754,939)	(17,557)	(336)	(3,314)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(35,380,494)	(6,394,553)	(3,870,888)	(8,255)	(309,866)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,429,535)	9,109,351	366,872	9,020	1,068,238

NET ASSETS
Beginning of period	107,939,182	96,136,476	19,317,341	309,060	4,143,171
End of period	$91,509,647	$105,245,827	$19,684,213	$318,080	$5,211,409

Beginning units	7,619,710	8,103,603	1,117,683	28,546	208,485
Units issued	1,555,017	2,058,186	154,807	20	1,174
Units redeemed	(3,863,973)	(2,589,380)	(348,363)	(762)	(14,747)
Ending units	5,310,754	7,572,409	924,127	27,804	194,912

The accompanying notes are an integral part of these financial statements.
A75

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT Opportunity Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 2)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(21,268)	$(50,702)	$(1,437,180)	$(395,281)	$(2,165,915)
Capital gains distributions received	286,293	510,299	—	—	—
Net realized gain (loss) on shares redeemed	176,756	222,736	1,958,643	40,452	5,748,441
Net change in unrealized appreciation (depreciation) on investments	195,615	471,080	7,466,365	1,611,262	24,306,317
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	637,396	1,153,413	7,987,828	1,256,433	27,888,843

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,351	5,359	16,316	—	859,717
Annuity payments	(5,586)	(5,233)	(115,823)	—	(223,773)
Surrenders, withdrawals and death benefits	(176,067)	(452,694)	(15,493,292)	(4,911,339)	(14,267,304)
Net transfers between other subaccounts
or fixed rate option	(206,278)	(112,329)	39,684,516	(1,252,043)	13,308,648
Miscellaneous transactions	(189)	(172)	189	1,779	2,058
Other charges	(4,166)	(1,180)	(947,415)	(15,192)	(836,236)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(386,935)	(566,249)	23,144,491	(6,176,795)	(1,156,890)

TOTAL INCREASE (DECREASE) IN NET ASSETS	250,461	587,164	31,132,319	(4,920,362)	26,731,953

NET ASSETS
Beginning of period	2,216,788	4,094,903	82,423,110	27,533,961	132,335,519
End of period	$2,467,249	$4,682,067	$113,555,429	$22,613,599	$159,067,472

Beginning units	110,740	208,279	7,471,492	2,749,972	10,165,866
Units issued	3,758	180	4,828,005	1,233,369	2,003,911
Units redeemed	(19,656)	(24,742)	(2,860,630)	(1,903,675)	(2,115,478)
Ending units	94,842	183,717	9,438,867	2,079,666	10,054,299
The accompanying notes are an integral part of these financial statements.
A76

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	Invesco V.I. Mid Cap Growth Fund (Series I)	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(24,226)	$(876,238)	$(177,848)	$(721,958)	$(29,037)
Capital gains distributions received	—	—	1,952,567	—	—
Net realized gain (loss) on shares redeemed	14,044	2,569,179	(8,835)	3,376,121	(43,088)
Net change in unrealized appreciation (depreciation) on investments	366,262	13,514,164	1,870,234	93,709	483,616
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	356,080	15,207,105	3,636,118	2,747,872	411,491

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	575	150,711	31,352	—	5,918
Annuity payments	—	(6,306)	(59,066)	—	—
Surrenders, withdrawals and death benefits	(89,789)	(5,634,880)	(1,499,499)	(9,987,874)	(510,416)
Net transfers between other subaccounts
or fixed rate option	1,192,558	11,237,702	752,894	(45,483,322)	(438,234)
Miscellaneous transactions	—	321	1,450	(949)	(43)
Other charges	(168)	(529,282)	(14,927)	(12,593)	(703)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,103,176	5,218,266	(787,796)	(55,484,738)	(943,478)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,459,256	20,425,371	2,848,322	(52,736,866)	(531,987)

NET ASSETS
Beginning of period	1,990,831	51,454,098	11,252,264	69,796,444	2,983,367
End of period	$3,450,087	$71,879,469	$14,100,586	$17,059,578	$2,451,380

Beginning units	196,633	3,111,678	713,290	7,217,549	304,509
Units issued	153,278	1,222,081	168,709	487,266	48,023
Units redeemed	(48,392)	(949,431)	(210,064)	(6,038,760)	(136,616)
Ending units	301,519	3,384,328	671,935	1,666,055	215,916
The accompanying notes are an integral part of these financial statements.
A77

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	Columbia Variable Portfolio - Government Money Market Fund (Class 1)	Columbia Variable Portfolio - Income Opportunities Fund (Class 1)	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(815,119)	$6,889	$6,539	$(52,425)	$(43,345)
Capital gains distributions received	—	327	—	—	—
Net realized gain (loss) on shares redeemed	2,873,441	—	(1,693)	328,485	242,755
Net change in unrealized appreciation (depreciation) on investments	12,167,437	—	17,423	441,850	432,429
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	14,225,759	7,216	22,269	717,910	631,839

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	38,370	331	125	1,190	84,817
Annuity payments	(77,843)	(848)	—	(39,289)	—
Surrenders, withdrawals and death benefits	(6,958,794)	(700,275)	(4,119)	(511,703)	(356,595)
Net transfers between other subaccounts
or fixed rate option	11,238,499	670,727	—	(60,340)	(126,620)
Miscellaneous transactions	3,900	(404)	—	(324)	663
Other charges	(468,226)	(850)	(140)	(2,492)	(5,642)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,775,906	(31,319)	(4,134)	(612,958)	(403,377)

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,001,665	(24,103)	18,135	104,952	228,462

NET ASSETS
Beginning of period	45,985,746	772,855	146,517	3,555,130	2,784,738
End of period	$63,987,411	$748,752	$164,652	$3,660,082	$3,013,200

Beginning units	2,982,173	80,250	13,021	227,658	174,582
Units issued	1,351,408	69,411	6	63,566	42,104
Units redeemed	(1,150,498)	(72,552)	(336)	(98,197)	(63,551)
Ending units	3,183,083	77,109	12,691	193,027	153,135
The accompanying notes are an integral part of these financial statements.
A78

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST Bond Portfolio 2026	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(976,413)	$(1,527,285)	$(1,506,965)	$215,998	$(333,822)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,429,337	3,429,959	5,485,640	1,079,591	3,307,188
Net change in unrealized appreciation (depreciation) on investments	(596,387)	4,662,780	4,645,262	4,040,394	(579,032)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,856,537	6,565,454	8,623,937	5,335,983	2,394,334

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	129	—	185,077	—
Annuity payments	(98,849)	(341,275)	(60,159)	(95,089)	(107,162)
Surrenders, withdrawals and death benefits	(10,366,013)	(19,121,777)	(15,920,136)	(3,084,715)	(6,409,110)
Net transfers between other subaccounts
or fixed rate option	(58,292,143)	(5,398,997)	(68,370,199)	116,356	(29,119,812)
Miscellaneous transactions	(1,043)	2,601	837	(45)	209,776
Other charges	(13,832)	(35,378)	(43,990)	(35,777)	(7,548)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(68,771,880)	(24,894,697)	(84,393,647)	(2,914,193)	(35,433,856)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(64,915,343)	(18,329,243)	(75,769,710)	2,421,790	(33,039,522)

NET ASSETS
Beginning of period	90,197,888	102,850,519	136,811,002	27,325,627	44,210,817
End of period	$25,282,545	$84,521,276	$61,041,292	$29,747,417	$11,171,295

Beginning units	8,174,197	10,593,189	14,157,239	2,478,535	4,569,524
Units issued	715,881	4,652,658	1,158,688	367,672	2,843,734
Units redeemed	(6,732,635)	(7,259,214)	(9,526,388)	(616,382)	(6,369,189)
Ending units	2,157,443	7,986,633	5,789,539	2,229,825	1,044,069
The accompanying notes are an integral part of these financial statements.
A79

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2029	AST Bond Portfolio 2030
	1/1/2019	1/2/2019*
	to	to
	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(255,093)	$(119,989)
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	874,814	62,417
Net change in unrealized appreciation (depreciation) on investments	63,911	(242,366)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	683,632	(299,938)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—
Annuity payments	—	—
Surrenders, withdrawals and death benefits	(5,706,058)	(1,329,439)
Net transfers between other subaccounts
or fixed rate option	23,059,239	17,837,865
Miscellaneous transactions	(954)	165,402
Other charges	(4,923)	(780)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	17,347,304	16,673,048

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,030,936	16,373,110

NET ASSETS
Beginning of period	7,496,819	—
End of period	$25,527,755	$16,373,110

Beginning units	776,787	—
Units issued	3,070,444	5,967,895
Units redeemed	(1,468,459)	(4,513,593)
Ending units	2,378,772	1,454,302

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A80

NOTES TO FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
DECEMBER 31, 2020

Note 1:    General
Prudential Annuities Life Assurance Corporation Variable Account B (“the Account”) was established under the laws of the State of Connecticut on November 25, 1987 to fund variable annuities offered by Prudential Annuities Life Assurance Corporation (“Prudential Annuities”). Prudential Annuities is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential Annuities. The assets of the Account will not be charged with any liabilities arising out of any other business Prudential Annuities may conduct. However, the Account’s obligations, including insurance benefits related to the variable annuities, are the obligations of Prudential Annuities.
On August 30, 2013, Prudential Annuities received approval from the Arizona and Connecticut Departments of Insurance to redomesticate Prudential Annuities from Connecticut to Arizona effective August 31, 2013. As a result of the redomestication, Prudential Annuities is now an Arizona insurance company and its principal insurance regulatory authority is the Arizona Department of Insurance. The Account is now operated in accordance with the laws of Arizona. There was no impact to the operation of the Account.
The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used as a funding vehicle for several flexible premium deferred individual variable annuity contracts, as well as two immediate individual variable annuities issued by Prudential Annuities (individually, a “contract” or "product" and collectively, the “contracts” or "products"). The following is a list of each contract funded through the Account.

Advanced Series Advisor Plan (“ASAP”)	Advanced Series XTra Credit FOUR Premier (“XTra Credit
Advanced Series Advisor Plan II (“ASAP II”)	FOUR Premier")
Advanced Series Advisor Plan II Premier (“ASAP II	Advanced Series XTra Credit Premier (“XTra Credit
Premier”)	Premier”)
Advanced Series Advisor Plan III (“ASAP III”)	Advanced Series XTra Credit SIX (“XTra Credit SIX”)
Advanced Series Advisors Choice (“Choice”)	Alliance Capital Navigator (“ACN”)
Advanced Series Advisors Choice 2000 (“Choice 2000”)	Defined Investments Annuity
Advanced Series Advisors Income Annuity (“ASAIA”)	Emerald Choice
Advanced Series Apex (“Apex”)	Galaxy Variable Annuity III (“Galaxy III”)
Advanced Series Apex II (“Apex II”)	Harvester Variable Annuity (“Harvester Variable Annuity”)
Advanced Series Cornerstone ("AS Cornerstone")	Harvester XTra Credit (“Harvester XTra Credit”)
Advanced Series Impact (“AS Impact”)	Imperium
Advanced Series LifeVest (“ASL”)	LifeVest Personal Security Annuity (“PSA”)
Advanced Series LifeVest II (“ASL II”)	Prudential FlexGuard
Advanced Series LifeVest II Premier (ASL II Premier”)	Stagecoach Apex II
Advanced Series LifeVest Premier (“ASL Premier”)	Stagecoach ASAP III
Advanced Series Optimum ("Optimum")	Stagecoach XTra Credit SIX
Advanced Series Optimum Four ("Optimum Four")	Wells Fargo Stagecoach Apex
Advanced Series Optimum Plus ("Optimum Plus")	Wells Fargo Stagecoach Extra Credit Variable Annuity
Advanced Series Optimum XTra ("Optimum XTra")	(“Stagecoach Extra Credit”)
Advanced Series Protector (“AS Protector”)	Wells Fargo Stagecoach Variable Annuity (“Stagecoach”)
Advanced Series Variable Immediate Annuity (“ASVIA”)	Wells Fargo Stagecoach Variable Annuity Flex (“Stagecoach
Advanced Series XTra Credit (“XTra Credit”)	Flex”)
Advanced Series XTra Credit EIGHT (“XTra Credit EIGHT”)	Wells Fargo Stagecoach Variable Annuity Plus (“Stagecoach
Advanced Series XTra Credit FOUR (“XTtra Credit FOUR”)	VA+”)

The contracts may be used as an investment vehicle for “qualified” investments, including an Individual Retirement Account, Simplified Employee Pension Individual Retirement Account, Roth Individual Retirement Account or Tax Sheltered Annuity (or 403(b)) or as an investment vehicle for “non-qualified” investments. When a contract is purchased as a “qualified” investment, it does not provide any tax advantages in addition to the preferential treatment already available under the Internal Revenue Code.
A81

Note 1:    General (continued)
The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.
The corresponding subaccount names are as follows:

AST T. Rowe Price Large-Cap Growth Portfolio	ProFund VP Financials
AST Government Money Market Portfolio	ProFund VP U.S. Government Plus
AST Cohen & Steers Realty Portfolio	ProFund VP Health Care
AST J.P. Morgan Strategic Opportunities Portfolio	Access VP High Yield Fund
AST T. Rowe Price Large-Cap Value Portfolio	ProFund VP Industrials
AST High Yield Portfolio	ProFund VP Internet
AST Small-Cap Growth Opportunities Portfolio	ProFund VP Japan
AST WEDGE Capital Mid-Cap Value Portfolio	ProFund VP Precious Metals
AST Small-Cap Value Portfolio	ProFund VP Mid-Cap Growth
AST Mid-Cap Growth Portfolio	ProFund VP Mid-Cap Value
AST Goldman Sachs Small-Cap Value Portfolio	ProFund VP Pharmaceuticals
AST Hotchkis & Wiley Large-Cap Value Portfolio	ProFund VP Real Estate
AST Loomis Sayles Large-Cap Growth Portfolio	ProFund VP Rising Rates Opportunity
AST MFS Growth Portfolio	ProFund VP NASDAQ-100
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	ProFund VP Semiconductor
AST Small-Cap Growth Portfolio	ProFund VP Small-Cap Growth
AST BlackRock Low Duration Bond Portfolio	ProFund VP Short Mid-Cap
AST BlackRock/Loomis Sayles Bond Portfolio	ProFund VP Short NASDAQ-100
AST QMA US Equity Alpha Portfolio	ProFund VP Short Small-Cap
AST T. Rowe Price Natural Resources Portfolio	ProFund VP Small-Cap Value
AST T. Rowe Price Asset Allocation Portfolio	ProFund VP Technology
AST International Value Portfolio	ProFund VP Telecommunications
AST MFS Global Equity Portfolio	ProFund VP UltraMid-Cap
AST J.P. Morgan International Equity Portfolio	ProFund VP UltraNASDAQ-100
AST Templeton Global Bond Portfolio*	ProFund VP UltraSmall-Cap
AST International Growth Portfolio	ProFund VP Utilities
AST Wellington Management Hedged Equity Portfolio	ProFund VP Large-Cap Growth
AST Capital Growth Asset Allocation Portfolio	ProFund VP Large-Cap Value
AST Academic Strategies Asset Allocation Portfolio	Rydex VT Nova Fund
AST Balanced Asset Allocation Portfolio	Rydex VT NASDAQ-100® Fund
AST Preservation Asset Allocation Portfolio	Rydex VT Inverse S&P 500® Strategy Fund
AST AllianzGI World Trends Portfolio	Invesco V.I. Health Care Fund (Series I)
AST J.P. Morgan Global Thematic Portfolio	Invesco V.I. Technology Fund (Series I)
AST Goldman Sachs Multi-Asset Portfolio	Wells Fargo VT Index Asset Allocation Fund (Class 2)
AST Western Asset Core Plus Bond Portfolio	Wells Fargo VT International Equity Fund (Class 2)
Davis Value Portfolio	Wells Fargo VT Small Cap Growth Fund (Class 2)
Columbia Variable Portfolio - Asset Allocation Fund	AST Fidelity Institutional AM℠ Quantitative Portfolio
(Class 1)**	AST Prudential Growth Allocation Portfolio
Columbia Variable Portfolio - Small Company	AST Advanced Strategies Portfolio
Growth Fund (Class 1)	AST Investment Grade Bond Portfolio
Prudential SP International Growth Portfolio (Class I)	AST Cohen & Steers Global Realty Portfolio
ProFund VP Asia 30	AST Emerging Markets Equity Portfolio (formerly AST
ProFund VP Banks	Parametric Emerging Markets Equity Portfolio)
ProFund VP Bear	AST Bond Portfolio 2020**
ProFund VP Biotechnology	AST Jennison Large-Cap Growth Portfolio
ProFund VP Basic Materials	AST Bond Portfolio 2021
ProFund VP UltraBull	Wells Fargo VT Omega Growth Fund (Class 2)
ProFund VP Bull	Wells Fargo VT Omega Growth Fund (Class 1)
ProFund VP Consumer Services	Wells Fargo VT Small Cap Growth Fund (Class 1)
ProFund VP Consumer Goods	Wells Fargo VT International Equity Fund (Class 1)
ProFund VP Oil & Gas	AST Bond Portfolio 2022
ProFund VP Europe 30	AST Quantitative Modeling Portfolio

A82

Note 1:    General (continued)

AST BlackRock Global Strategies Portfolio	AST AQR Large-Cap Portfolio*
Invesco V.I. Diversified Dividend Fund (Series I)	AST Large-Cap Core Portfolio (formerly AST
Columbia Variable Portfolio - U.S. Government	QMA Large-Cap Portfolio)
Mortgage Fund (Class 1)	AST Bond Portfolio 2025
Columbia Variable Portfolio - Large Cap	AST Bond Portfolio 2026
Growth Fund (Class 1)	AST Bond Portfolio 2027
Wells Fargo VT Opportunity Fund (Class 1)	NVIT Emerging Markets Fund (Class D)
Wells Fargo VT Opportunity Fund (Class 2)	AST Bond Portfolio 2028
AST Prudential Core Bond Portfolio	AST Bond Portfolio 2029***
AST Bond Portfolio 2023	AST Bond Portfolio 2030
AST MFS Growth Allocation Portfolio	AST Bond Portfolio 2031
AST Western Asset Emerging Markets Debt Portfolio	MFS® International Growth Portfolio (Service Shares)
AST MFS Large-Cap Value Portfolio	MFS® Total Return Bond Series (Service Shares)
Invesco V.I. Mid Cap Growth Fund (Series I)*	MFS® Total Return Series (Service Shares)
AST Bond Portfolio 2024	MFS® Value Series (Service Shares)
AST AQR Emerging Markets Equity Portfolio*	Prudential Government Money Market
AST ClearBridge Dividend Growth Portfolio	Portfolio (Class III)
Columbia Variable Portfolio - Government	Invesco Oppenheimer V.I. Discovery Mid Cap
Money Market Fund (Class 1)	Growth Fund (Series I)
Columbia Variable Portfolio - Income Opportunities	AST Global Bond Portfolio
Fund (Class 1)

*    Subaccount was no longer available for investment as of December 31, 2020.
**    Subaccount liquidated during the period ended December 31, 2020.
*** Subaccount was available for investment but had no assets as of December 31, 2020.
The following table sets forth the date at which a merger took place in the Account. The transfer from the removed subaccount to the surviving subaccount for the period ended December 31, 2020 is reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
April 30, 2020	Invesco V.I. Mid Cap Growth Fund (Series I)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)
August 14, 2020	AST AQR Emerging Markets Equity Portfolio	AST Emerging Markets Equity Portfolio
August 14, 2020	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
November 13, 2020	AST Templeton Global Bond Portfolio	AST Global Bond Portfolio
The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential Annuities. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.
New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.
COVID-19 - Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, the financial performance of the portfolios in which the subaccounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

A83

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.
Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.
Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the first in, first out method.
Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.
Contracts in payout (annuitization) period - Net assets allocated to contracts in the payout period are computed according to the industry standard mortality tables. The assumed investment return varies by product version; 4 percent for Stabilized, 3 percent for Guaranteed, and from 3 percent to 7 percent as elected by the annuitant for Traditional.  Rates above 5 percent may be restricted in certain states. The mortality risk is fully borne by Prudential Annuities and may result in additional amounts being transferred into the Account by Prudential Annuities to cover greater longevity of annuitants than expected. A receivable is established for amounts due but not yet received. The amounts are included in “Contract owner net payments” on the Statements of Changes in Net Assets.

Note 3:    Fair Value Measurements
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2020, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

A84

Note 4:    Taxes

Prudential Annuities is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Annuities management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments
The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2020 were as follows:

	Purchases	Sales
AST T. Rowe Price Large-Cap Growth Portfolio	$173,419,256	$297,159,096
AST Government Money Market Portfolio	556,759,217	522,205,738
AST Cohen & Steers Realty Portfolio	53,785,064	66,375,561
AST J.P. Morgan Strategic Opportunities Portfolio	258,678,329	327,867,366
AST T. Rowe Price Large-Cap Value Portfolio	168,766,467	202,369,694
AST High Yield Portfolio	87,842,794	113,894,721
AST Small-Cap Growth Opportunities Portfolio	50,005,007	97,416,994
AST WEDGE Capital Mid-Cap Value Portfolio	32,944,494	35,607,667
AST Small-Cap Value Portfolio	54,365,491	69,907,660
AST Mid-Cap Growth Portfolio	124,750,092	197,053,503
AST Goldman Sachs Small-Cap Value Portfolio	80,153,866	90,423,061
AST Hotchkis & Wiley Large-Cap Value Portfolio	78,688,262	93,834,662
AST Loomis Sayles Large-Cap Growth Portfolio	90,319,979	263,280,434
AST MFS Growth Portfolio	52,118,051	88,420,304
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	90,998,644	112,889,358
AST Small-Cap Growth Portfolio	61,843,030	85,972,838
AST BlackRock Low Duration Bond Portfolio	93,339,294	102,549,097
AST BlackRock/Loomis Sayles Bond Portfolio	457,188,665	502,671,116
AST QMA US Equity Alpha Portfolio	63,556,845	77,970,112
AST T. Rowe Price Natural Resources Portfolio	76,733,621	70,393,814
AST T. Rowe Price Asset Allocation Portfolio	725,366,187	922,434,791
AST International Value Portfolio	38,185,706	41,246,190
AST MFS Global Equity Portfolio	84,302,482	107,292,943
AST J.P. Morgan International Equity Portfolio	61,467,087	72,558,119
AST Templeton Global Bond Portfolio	35,683,849	149,793,657
AST International Growth Portfolio	51,508,217	105,509,595
AST Wellington Management Hedged Equity Portfolio	126,903,408	160,746,139
AST Capital Growth Asset Allocation Portfolio	1,015,030,905	1,402,291,886
AST Academic Strategies Asset Allocation Portfolio	671,527,248	801,678,786
AST Balanced Asset Allocation Portfolio	506,514,568	748,864,945
AST Preservation Asset Allocation Portfolio	428,065,877	557,372,160
AST AllianzGI World Trends Portfolio	340,088,438	389,152,363
AST J.P. Morgan Global Thematic Portfolio	277,515,185	324,784,911
AST Goldman Sachs Multi-Asset Portfolio	309,474,398	353,922,658
AST Western Asset Core Plus Bond Portfolio	319,446,773	356,615,989
Davis Value Portfolio	30,338	120,199
Columbia Variable Portfolio - Asset Allocation Fund (Class 1)	—	2,831,282
Columbia Variable Portfolio - Small Company Growth Fund (Class 1)	62	117,828
A85

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
Prudential SP International Growth Portfolio (Class I)	$757,020	$1,836,207
ProFund VP Asia 30	2,811,405	4,126,257
ProFund VP Banks	4,352,032	5,442,672
ProFund VP Bear	13,713,211	13,617,799
ProFund VP Biotechnology	12,024,440	13,139,482
ProFund VP Basic Materials	2,053,484	2,608,121
ProFund VP UltraBull	12,318,120	14,083,345
ProFund VP Bull	41,942,661	45,907,264
ProFund VP Consumer Services	7,190,381	8,208,043
ProFund VP Consumer Goods	7,561,970	6,675,804
ProFund VP Oil & Gas	9,631,933	9,479,860
ProFund VP Europe 30	3,740,267	4,935,686
ProFund VP Financials	6,761,686	9,121,156
ProFund VP U.S. Government Plus	75,019,329	76,380,019
ProFund VP Health Care	14,450,362	15,879,975
Access VP High Yield Fund	8,481,799	12,116,021
ProFund VP Industrials	5,589,844	6,565,808
ProFund VP Internet	3,796,400	4,214,502
ProFund VP Japan	2,236,810	2,782,656
ProFund VP Precious Metals	52,898,820	53,745,615
ProFund VP Mid-Cap Growth	10,561,254	15,758,623
ProFund VP Mid-Cap Value	6,808,391	10,989,238
ProFund VP Pharmaceuticals	2,163,272	2,504,742
ProFund VP Real Estate	5,940,633	7,481,248
ProFund VP Rising Rates Opportunity	2,526,563	2,770,885
ProFund VP NASDAQ-100	148,495,328	144,219,283
ProFund VP Semiconductor	5,580,080	6,075,964
ProFund VP Small-Cap Growth	10,319,793	10,713,476
ProFund VP Short Mid-Cap	2,944,624	2,729,451
ProFund VP Short NASDAQ-100	4,266,750	4,213,134
ProFund VP Short Small-Cap	17,453,292	17,372,599
ProFund VP Small-Cap Value	12,641,390	11,599,903
ProFund VP Technology	7,909,022	9,127,459
ProFund VP Telecommunications	3,195,063	3,158,101
ProFund VP UltraMid-Cap	4,483,011	6,238,326
ProFund VP UltraNASDAQ-100	87,867,298	72,680,158
ProFund VP UltraSmall-Cap	21,908,606	22,793,273
ProFund VP Utilities	10,503,140	13,175,776
ProFund VP Large-Cap Growth	19,067,271	23,313,415
ProFund VP Large-Cap Value	8,076,553	10,199,450
Rydex VT Nova Fund	8,792	221,895
Rydex VT NASDAQ-100® Fund	29,011	1,473,427
Rydex VT Inverse S&P 500® Strategy Fund	3,480	870
Invesco V.I. Health Care Fund (Series I)	2,556,237	7,269,682
Invesco V.I. Technology Fund (Series I)	3,441,922	6,114,064
Wells Fargo VT Index Asset Allocation Fund (Class 2)	55,626	1,838,320
Wells Fargo VT International Equity Fund (Class 2)	6,567	24,014
Wells Fargo VT Small Cap Growth Fund (Class 2)	108,544	170,451
AST Fidelity Institutional AM℠ Quantitative Portfolio	392,251,512	479,402,989
AST Prudential Growth Allocation Portfolio	2,160,171,114	2,503,868,509
AST Advanced Strategies Portfolio	433,175,291	592,232,050
AST Investment Grade Bond Portfolio	8,963,470,811	9,775,145,157
AST Cohen & Steers Global Realty Portfolio	21,054,303	22,870,928
AST Emerging Markets Equity Portfolio	78,996,068	76,690,697
A86

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
AST Bond Portfolio 2020	$24,988,392	$95,371,581
AST Jennison Large-Cap Growth Portfolio	80,201,904	58,707,981
AST Bond Portfolio 2021	83,801,900	33,765,937
Wells Fargo VT Omega Growth Fund (Class 2)	49,168	881,878
Wells Fargo VT Omega Growth Fund (Class 1)	2,341,525	5,233,112
Wells Fargo VT Small Cap Growth Fund (Class 1)	3,193,151	4,330,027
Wells Fargo VT International Equity Fund (Class 1)	694,381	2,228,476
AST Bond Portfolio 2022	9,370,928	15,089,113
AST Quantitative Modeling Portfolio	6,206,393	39,884,663
AST BlackRock Global Strategies Portfolio	50,221,121	59,732,034
Invesco V.I. Diversified Dividend Fund (Series I)	1,907,267	4,955,227
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	33,730	40,697
Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	1,292	699,767
Wells Fargo VT Opportunity Fund (Class 1)	48,280	370,993
Wells Fargo VT Opportunity Fund (Class 2)	7,475	358,887
AST Prudential Core Bond Portfolio	124,986,466	93,554,492
AST Bond Portfolio 2023	7,912,856	13,471,643
AST MFS Growth Allocation Portfolio	71,409,353	68,724,957
AST Western Asset Emerging Markets Debt Portfolio	1,337,365	1,525,557
AST MFS Large-Cap Value Portfolio	51,136,322	42,775,784
Invesco V.I. Mid Cap Growth Fund (Series I)	1,071,487	14,254,280
AST Bond Portfolio 2024	36,101,944	47,713,151
AST AQR Emerging Markets Equity Portfolio	773,072	3,167,605
AST ClearBridge Dividend Growth Portfolio	42,752,075	42,905,054
Columbia Variable Portfolio - Government Money Market Fund (Class 1)	3,184,954	354,405
Columbia Variable Portfolio - Income Opportunities Fund (Class 1)	50	25,052
AST AQR Large-Cap Portfolio	1,494,843	5,059,435
AST Large-Cap Core Portfolio	4,749,164	2,125,166
AST Bond Portfolio 2025	43,903,794	65,534,508
AST Bond Portfolio 2026	43,560,886	93,999,660
AST Bond Portfolio 2027	74,194,419	85,527,735
NVIT Emerging Markets Fund (Class D)	3,229,114	8,354,442
AST Bond Portfolio 2028	518,876	12,338,645
AST Bond Portfolio 2029	937,452	28,168,013
AST Bond Portfolio 2030	239,828,154	181,757,676
AST Bond Portfolio 2031	107,034,088	35,250,479
MFS® International Growth Portfolio (Service Shares)	576,314	72,243
MFS® Total Return Bond Series (Service Shares)	2,339,388	459,440
MFS® Total Return Series (Service Shares)	1,443,213	334,433
MFS® Value Series (Service Shares)	888,529	217,719
Prudential Government Money Market Portfolio (Class III)	160,487,495	94,885,417
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)	12,658,502	2,358,862
AST Global Bond Portfolio	109,032,335	1,156,708

Note 6:    Related Party Transactions
The Account has extensive transactions and relationships with Prudential Annuities and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.
A87

Note 6:    Related Party Transactions (continued)

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC (“PGIM Investments”), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and QMA LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.
The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.
The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.
Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.
Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential Annuities and its affiliates. Prudential Annuities and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential Annuities and its affiliates.
See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.
In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.
A88

Note 7:    Financial Highlights

Prudential Annuities sells a number of variable annuity products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Prudential Annuities and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Prudential Annuities.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2020	10,280	$30.07	to	$88.86	$661,552	0.00%	0.65%	to	3.05%	35.54%	to	38.90%
December 31, 2019	13,441	$22.01	to	$63.97	$606,032	0.00%	0.65%	to	3.05%	24.32%	to	27.40%
December 31, 2018	15,215	$17.56	to	$50.22	$519,986	0.00%	0.65%	to	3.05%	0.68%	to	3.19%
December 31, 2017	19,217	$17.29	to	$48.67	$608,038	0.00%	0.65%	to	3.05%	33.69%	to	36.99%
December 31, 2016	23,078	$12.83	to	$35.52	$496,241	0.00%	0.65%	to	3.05%	-0.43%	to	2.03%

	AST Government Money Market Portfolio
December 31, 2020	42,691	$7.23	to	$14.95	$490,379	0.20%	0.65%	to	3.05%	-2.83%	to	-0.43%
December 31, 2019	39,170	$7.44	to	$15.02	$454,830	1.68%	0.65%	to	3.05%	-1.41%	to	1.03%
December 31, 2018	43,995	$7.54	to	$14.86	$498,582	1.29%	0.65%	to	3.05%	-1.81%	to	0.64%
December 31, 2017	45,354	$7.68	to	$14.77	$497,232	0.33%	0.65%	to	3.05%	-2.71%	to	-0.31%
December 31, 2016	53,816	$7.90	to	$14.82	$583,214	0.00%	0.65%	to	3.05%	-3.04%	to	-0.65%

	AST Cohen & Steers Realty Portfolio
December 31, 2020	2,139	$22.26	to	$60.92	$110,379	0.00%	0.65%	to	2.75%	-5.51%	to	-3.47%
December 31, 2019	2,450	$23.56	to	$63.11	$129,946	0.00%	0.65%	to	2.75%	27.61%	to	30.36%
December 31, 2018	2,630	$18.46	to	$48.41	$106,002	0.00%	0.65%	to	3.05%	-7.68%	to	-5.38%
December 31, 2017	3,435	$19.94	to	$51.16	$145,631	0.00%	0.65%	to	3.05%	3.01%	to	5.56%
December 31, 2016	3,928	$19.29	to	$48.47	$158,082	0.00%	0.65%	to	3.05%	1.63%	to	4.13%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2020	26,192	$13.71	to	$41.42	$680,844	0.00%	0.65%	to	3.05%	7.96%	to	10.63%
December 31, 2019	29,386	$12.67	to	$37.44	$686,631	0.00%	0.65%	to	3.05%	11.11%	to	13.86%
December 31, 2018	32,036	$11.38	to	$32.88	$609,931	0.00%	0.65%	to	3.05%	-8.04%	to	-5.75%
December 31, 2017	43,506	$12.35	to	$34.89	$844,160	0.00%	0.65%	to	3.05%	8.73%	to	11.41%
December 31, 2016	51,382	$11.34	to	$31.31	$845,591	0.00%	0.65%	to	3.05%	0.68%	to	3.16%

	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2020	29,924	$14.93	to	$29.68	$659,702	0.00%	0.65%	to	3.05%	-1.02%	to	1.43%
December 31, 2019	31,214	$15.04	to	$29.33	$683,295	0.00%	0.65%	to	3.05%	22.13%	to	25.15%
December 31, 2018	4,142	$12.28	to	$23.50	$75,127	0.00%	0.65%	to	3.05%	-12.48%	to	-10.30%
December 31, 2017	4,448	$13.99	to	$26.26	$90,219	0.00%	0.65%	to	3.05%	13.01%	to	15.80%
December 31, 2016	4,705	$12.34	to	$22.74	$82,219	0.00%	0.65%	to	3.05%	2.90%	to	5.44%

	AST High Yield Portfolio
December 31, 2020	5,073	$14.92	to	$37.10	$145,034	0.00%	0.65%	to	3.05%	-0.49%	to	1.97%
December 31, 2019	5,969	$14.95	to	$36.39	$166,925	0.00%	0.65%	to	3.05%	11.78%	to	14.55%
December 31, 2018	5,738	$13.33	to	$31.77	$138,111	0.00%	0.65%	to	3.05%	-4.99%	to	-2.63%
December 31, 2017	7,950	$13.99	to	$32.62	$194,209	0.00%	0.65%	to	3.05%	4.20%	to	6.77%
December 31, 2016	9,501	$13.38	to	$30.55	$212,196	0.00%	0.65%	to	3.05%	11.89%	to	14.65%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2020	5,446	$31.17	to	$83.55	$245,695	0.00%	0.65%	to	3.05%	31.07%	to	34.31%
December 31, 2019	6,718	$23.71	to	$62.37	$229,610	0.00%	0.65%	to	3.05%	32.32%	to	35.60%
December 31, 2018	7,441	$17.87	to	$46.11	$189,953	0.00%	0.65%	to	3.05%	-13.58%	to	-11.43%
December 31, 2017	8,622	$20.61	to	$52.19	$251,830	0.00%	0.65%	to	3.05%	23.81%	to	26.86%
December 31, 2016	9,808	$16.59	to	$41.24	$225,040	0.00%	0.65%	to	3.05%	4.42%	to	7.00%
A89

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2020	2,324	$17.32	to	$36.20	$63,399	0.00%	0.65%	to	3.05%	-8.69%	to	-6.42%
December 31, 2019	2,381	$18.91	to	$38.79	$69,244	0.00%	0.65%	to	3.05%	15.51%	to	18.37%
December 31, 2018	2,380	$16.32	to	$32.85	$58,213	0.00%	0.65%	to	3.05%	-19.09%	to	-17.07%
December 31, 2017	3,003	$20.10	to	$39.71	$88,731	0.00%	0.65%	to	3.05%	14.93%	to	17.76%
December 31, 2016	3,333	$17.44	to	$33.81	$83,455	0.00%	0.65%	to	3.05%	10.53%	to	13.25%

	AST Small-Cap Value Portfolio
December 31, 2020	5,019	$19.25	to	$54.67	$198,436	0.00%	0.65%	to	3.05%	-2.21%	to	0.21%
December 31, 2019	5,273	$19.62	to	$54.56	$209,773	0.00%	0.65%	to	3.05%	18.26%	to	21.19%
December 31, 2018	5,928	$16.54	to	$45.02	$192,079	0.00%	0.65%	to	3.05%	-19.62%	to	-17.62%
December 31, 2017	6,985	$20.52	to	$54.65	$273,950	0.00%	0.65%	to	3.05%	4.08%	to	6.65%
December 31, 2016	7,880	$19.65	to	$51.24	$289,355	0.00%	0.65%	to	3.05%	25.27%	to	28.36%

	AST Mid-Cap Growth Portfolio
December 31, 2020	21,709	$15.27	to	$66.67	$503,597	0.00%	0.65%	to	3.05%	30.73%	to	33.96%
December 31, 2019	25,435	$11.58	to	$49.89	$455,112	0.00%	0.65%	to	3.05%	26.19%	to	29.31%
December 31, 2018	26,547	$9.10	to	$38.68	$385,253	0.00%	0.65%	to	3.05%	-7.28%	to	-4.97%
December 31, 2017	32,135	$9.74	to	$40.81	$501,919	0.00%	0.65%	to	3.05%	23.23%	to	26.27%
December 31, 2016	35,196	$7.84	to	$32.40	$437,212	0.00%	0.65%	to	3.05%	-1.45%	to	0.98%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2020	2,980	$22.42	to	$73.45	$160,330	0.00%	0.65%	to	3.05%	-0.69%	to	1.77%
December 31, 2019	3,303	$22.50	to	$72.17	$170,091	0.00%	0.65%	to	3.05%	18.90%	to	21.84%
December 31, 2018	3,453	$18.07	to	$59.23	$139,768	0.00%	0.65%	to	3.05%	-16.70%	to	-14.63%
December 31, 2017	4,501	$22.58	to	$69.38	$209,088	0.00%	0.65%	to	3.05%	8.78%	to	11.46%
December 31, 2016	5,051	$20.69	to	$62.25	$208,348	0.00%	0.65%	to	3.05%	20.53%	to	23.50%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2020	8,090	$16.37	to	$53.11	$240,505	0.00%	0.65%	to	3.05%	-2.79%	to	-0.38%
December 31, 2019	8,593	$16.78	to	$53.31	$257,162	0.00%	0.65%	to	3.05%	25.57%	to	28.68%
December 31, 2018	9,572	$13.32	to	$41.43	$214,521	0.00%	0.65%	to	3.05%	-16.79%	to	-14.71%
December 31, 2017	11,149	$15.96	to	$48.58	$287,726	0.00%	0.65%	to	3.05%	15.57%	to	18.42%
December 31, 2016	12,782	$13.77	to	$41.02	$270,244	0.00%	0.65%	to	3.05%	16.24%	to	19.11%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2020	15,676	$32.35	to	$81.31	$906,657	0.00%	0.65%	to	3.05%	27.58%	to	30.74%
December 31, 2019	19,751	$25.15	to	$62.19	$863,936	0.00%	0.65%	to	3.05%	27.62%	to	30.77%
December 31, 2018	23,113	$19.54	to	$47.56	$765,763	0.00%	0.65%	to	3.05%	-5.67%	to	-3.32%
December 31, 2017	29,004	$20.55	to	$49.19	$981,815	0.00%	0.65%	to	3.05%	28.95%	to	32.13%
December 31, 2016	35,250	$15.81	to	$37.23	$888,257	0.00%	0.65%	to	3.05%	2.36%	to	4.89%

	AST MFS Growth Portfolio
December 31, 2020	7,197	$25.38	to	$59.58	$265,521	0.00%	0.65%	to	3.05%	26.50%	to	29.63%
December 31, 2019	8,373	$19.90	to	$46.08	$240,347	0.00%	0.65%	to	3.05%	33.58%	to	36.88%
December 31, 2018	9,277	$14.77	to	$33.75	$195,746	0.00%	0.65%	to	3.05%	-0.98%	to	1.48%
December 31, 2017	10,885	$14.80	to	$33.34	$227,748	0.00%	0.65%	to	3.05%	26.73%	to	29.86%
December 31, 2016	12,479	$11.58	to	$25.74	$199,926	0.00%	0.65%	to	3.05%	-1.19%	to	1.25%

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2020	5,293	$18.99	to	$79.25	$271,242	0.00%	0.65%	to	3.05%	-4.78%	to	-2.42%
December 31, 2019	5,810	$19.89	to	$81.21	$302,162	0.00%	0.65%	to	3.05%	17.32%	to	20.23%
December 31, 2018	6,356	$15.60	to	$67.55	$267,239	0.00%	0.65%	to	3.05%	-19.01%	to	-16.99%
December 31, 2017	7,778	$20.80	to	$81.37	$384,829	0.00%	0.65%	to	3.05%	10.33%	to	13.05%
December 31, 2016	8,644	$18.79	to	$71.98	$374,923	0.00%	0.65%	to	3.05%	14.63%	to	17.46%

	AST Small-Cap Growth Portfolio
December 31, 2020	3,188	$34.90	to	$91.35	$195,652	0.00%	0.65%	to	3.05%	43.87%	to	47.42%
December 31, 2019	3,946	$24.12	to	$61.97	$159,837	0.00%	0.65%	to	3.05%	26.15%	to	29.27%
December 31, 2018	4,256	$18.29	to	$47.93	$126,575	0.00%	0.65%	to	3.05%	-11.21%	to	-9.00%
December 31, 2017	5,038	$21.29	to	$52.68	$163,901	0.00%	0.65%	to	3.05%	20.15%	to	23.11%
December 31, 2016	5,459	$17.62	to	$42.79	$143,792	0.00%	0.65%	to	3.05%	8.67%	to	11.35%

A90

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST BlackRock Low Duration Bond Portfolio
December 31, 2020	18,593	$9.04	to	$21.59	$278,466	0.00%	0.65%	to	3.05%	-0.56%	to	1.90%
December 31, 2019	19,028	$9.09	to	$21.19	$281,419	0.00%	0.65%	to	3.05%	1.43%	to	3.94%
December 31, 2018	19,133	$8.96	to	$20.39	$272,437	0.00%	0.65%	to	3.05%	-2.35%	to	0.09%
December 31, 2017	22,957	$9.18	to	$20.37	$324,560	0.00%	0.65%	to	3.05%	-1.39%	to	1.05%
December 31, 2016	24,854	$9.31	to	$20.16	$347,994	0.00%	0.65%	to	3.05%	-1.46%	to	0.98%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2020	47,997	$12.04	to	$34.96	$1,079,721	0.00%	0.65%	to	3.05%	4.09%	to	6.67%
December 31, 2019	50,847	$11.57	to	$32.77	$1,052,390	0.00%	0.65%	to	3.05%	5.89%	to	8.52%
December 31, 2018	53,191	$10.90	to	$30.20	$972,143	0.00%	0.65%	to	3.05%	-3.71%	to	-1.31%
December 31, 2017	67,284	$11.30	to	$30.60	$1,223,685	0.00%	0.65%	to	3.05%	1.19%	to	3.68%
December 31, 2016	70,181	$11.14	to	$29.51	$1,214,178	0.00%	0.65%	to	3.05%	1.06%	to	3.55%

	AST QMA US Equity Alpha Portfolio
December 31, 2020	4,416	$18.23	to	$39.51	$139,091	0.00%	0.65%	to	3.05%	-8.08%	to	-5.80%
December 31, 2019	5,104	$19.67	to	$42.11	$168,503	0.00%	0.65%	to	3.05%	20.67%	to	23.66%
December 31, 2018	5,575	$16.17	to	$34.19	$147,401	0.00%	0.65%	to	3.05%	-11.03%	to	-8.82%
December 31, 2017	7,106	$18.02	to	$37.65	$201,546	0.00%	0.65%	to	3.05%	18.53%	to	21.46%
December 31, 2016	7,871	$15.08	to	$31.12	$178,788	0.00%	0.65%	to	3.05%	11.35%	to	14.10%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2020	3,430	$11.05	to	$57.18	$115,483	0.00%	0.65%	to	3.05%	-5.21%	to	-2.86%
December 31, 2019	3,451	$11.62	to	$58.86	$115,905	0.00%	0.65%	to	3.05%	13.30%	to	16.11%
December 31, 2018	3,167	$10.22	to	$50.70	$87,937	0.00%	0.65%	to	3.05%	-19.21%	to	-17.20%
December 31, 2017	4,768	$12.61	to	$61.23	$149,316	0.00%	0.65%	to	3.05%	6.95%	to	9.59%
December 31, 2016	5,286	$11.76	to	$55.87	$146,743	0.00%	0.65%	to	3.05%	20.82%	to	23.81%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2020	65,855	$17.46	to	$61.34	$2,342,097	0.00%	0.65%	to	3.05%	9.10%	to	11.80%
December 31, 2019	74,975	$15.97	to	$54.87	$2,326,847	0.00%	0.65%	to	3.05%	17.16%	to	20.06%
December 31, 2018	84,099	$13.60	to	$45.70	$2,051,356	0.00%	0.65%	to	3.05%	-8.23%	to	-5.95%
December 31, 2017	106,379	$14.79	to	$48.59	$2,636,866	0.00%	0.65%	to	3.05%	11.90%	to	14.66%
December 31, 2016	121,958	$13.19	to	$42.38	$2,484,301	0.00%	0.65%	to	3.05%	4.27%	to	6.85%

	AST International Value Portfolio
December 31, 2020	5,607	$9.12	to	$26.51	$104,580	0.00%	0.65%	to	3.05%	-3.64%	to	-1.25%
December 31, 2019	5,672	$9.39	to	$26.92	$109,332	0.00%	0.65%	to	3.05%	16.36%	to	19.24%
December 31, 2018	6,036	$8.00	to	$22.63	$96,766	0.00%	0.65%	to	3.05%	-18.71%	to	-16.68%
December 31, 2017	7,226	$9.76	to	$27.23	$135,561	0.00%	0.65%	to	3.05%	19.08%	to	22.02%
December 31, 2016	7,932	$8.13	to	$22.37	$116,299	0.00%	0.65%	to	3.05%	-2.48%	to	-0.07%

	AST MFS Global Equity Portfolio
December 31, 2020	5,093	$25.00	to	$49.74	$201,229	0.00%	0.65%	to	3.05%	10.70%	to	13.44%
December 31, 2019	5,958	$22.51	to	$43.96	$207,483	0.00%	0.65%	to	3.05%	25.99%	to	29.11%
December 31, 2018	6,422	$17.81	to	$34.13	$173,269	0.00%	0.65%	to	3.05%	-12.33%	to	-10.14%
December 31, 2017	8,303	$20.25	to	$38.08	$246,653	0.00%	0.65%	to	3.05%	20.07%	to	23.04%
December 31, 2016	8,903	$16.82	to	$31.03	$212,926	0.00%	0.65%	to	3.05%	3.85%	to	6.42%

	AST J.P. Morgan International Equity Portfolio
December 31, 2020	5,123	$12.70	to	$53.86	$162,362	0.00%	0.65%	to	3.05%	9.63%	to	12.34%
December 31, 2019	5,791	$11.49	to	$48.30	$160,499	0.00%	0.65%	to	3.05%	23.34%	to	26.40%
December 31, 2018	6,220	$8.91	to	$38.51	$133,179	0.00%	0.65%	to	3.05%	-20.00%	to	-18.01%
December 31, 2017	7,658	$11.45	to	$47.32	$191,305	0.00%	0.65%	to	3.05%	25.69%	to	28.79%
December 31, 2016	8,194	$9.04	to	$37.02	$149,957	0.00%	0.65%	to	3.05%	-1.17%	to	1.27%

	AST Templeton Global Bond Portfolio (merged November 13, 2020)
December 31, 2020	—	$8.79	to	$18.88	$—	0.00%	0.65%	to	2.75%	-7.75%	to	-6.02%
December 31, 2019	7,501	$9.53	to	$20.09	$119,724	0.00%	0.65%	to	3.05%	-1.50%	to	0.94%
December 31, 2018	7,412	$9.65	to	$19.90	$117,093	0.00%	0.65%	to	3.05%	-1.13%	to	1.33%
December 31, 2017	9,423	$9.73	to	$19.64	$146,224	0.00%	0.65%	to	3.05%	-1.06%	to	1.38%
December 31, 2016	9,497	$9.80	to	$19.37	$146,208	0.00%	0.65%	to	3.05%	1.18%	to	3.68%
A91

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST International Growth Portfolio
December 31, 2020	8,999	$19.47	to	$46.26	$341,079	0.00%	0.65%	to	3.05%	27.32%	to	30.47%
December 31, 2019	10,913	$15.24	to	$35.46	$317,475	0.00%	0.65%	to	3.05%	28.08%	to	31.25%
December 31, 2018	12,754	$8.87	to	$27.01	$282,893	0.00%	0.65%	to	3.05%	-15.99%	to	-13.90%
December 31, 2017	14,336	$14.08	to	$31.37	$371,248	0.00%	0.65%	to	3.05%	31.31%	to	34.55%
December 31, 2016	16,103	$10.69	to	$23.32	$310,842	0.00%	0.65%	to	3.05%	-6.71%	to	-4.40%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2020	16,037	$13.53	to	$26.25	$288,081	0.00%	0.65%	to	3.05%	3.41%	to	5.97%
December 31, 2019	18,448	$13.06	to	$24.88	$312,256	0.00%	0.65%	to	3.05%	16.88%	to	19.77%
December 31, 2018	18,683	$11.15	to	$20.85	$262,215	0.00%	0.65%	to	3.05%	-7.91%	to	-5.62%
December 31, 2017	25,000	$12.08	to	$22.18	$371,661	0.00%	0.65%	to	3.05%	10.14%	to	12.86%
December 31, 2016	28,130	$10.95	to	$19.74	$369,268	0.00%	0.65%	to	3.05%	3.28%	to	5.83%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2020	185,227	$17.09	to	$30.01	$4,190,715	0.00%	0.65%	to	3.05%	9.96%	to	12.68%
December 31, 2019	207,220	$15.51	to	$26.74	$4,167,401	0.00%	0.65%	to	3.05%	18.52%	to	21.45%
December 31, 2018	225,445	$13.06	to	$22.10	$3,713,437	0.00%	0.65%	to	3.05%	-9.09%	to	-6.83%
December 31, 2017	268,118	$14.34	to	$23.82	$4,739,094	0.00%	0.65%	to	3.05%	14.30%	to	17.12%
December 31, 2016	290,611	$12.52	to	$20.42	$4,366,613	0.00%	0.65%	to	3.05%	3.59%	to	6.14%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2020	97,686	$11.60	to	$19.75	$1,489,398	0.00%	0.65%	to	3.05%	1.04%	to	3.54%
December 31, 2019	107,878	$11.46	to	$19.15	$1,589,555	0.00%	0.65%	to	3.05%	12.52%	to	15.30%
December 31, 2018	108,321	$10.16	to	$16.68	$1,375,824	0.00%	0.65%	to	3.05%	-10.95%	to	-8.74%
December 31, 2017	147,946	$11.39	to	$18.35	$2,065,691	0.00%	0.65%	to	3.05%	9.16%	to	11.85%
December 31, 2016	164,069	$10.41	to	$16.47	$2,038,310	0.00%	0.65%	to	3.05%	3.10%	to	5.64%

	AST Balanced Asset Allocation Portfolio
December 31, 2020	109,846	$15.99	to	$26.29	$2,347,786	0.00%	0.65%	to	3.05%	8.36%	to	11.04%
December 31, 2019	123,491	$14.73	to	$23.77	$2,377,595	0.00%	0.65%	to	3.05%	15.78%	to	18.64%
December 31, 2018	134,640	$12.70	to	$20.12	$2,168,911	0.00%	0.65%	to	3.05%	-7.85%	to	-5.56%
December 31, 2017	158,749	$13.75	to	$21.39	$2,705,876	0.00%	0.65%	to	3.05%	11.41%	to	14.16%
December 31, 2016	175,198	$12.32	to	$18.81	$2,610,817	0.00%	0.65%	to	3.05%	3.06%	to	5.61%

	AST Preservation Asset Allocation Portfolio
December 31, 2020	82,395	$14.13	to	$20.97	$1,538,226	0.00%	0.65%	to	3.05%	5.76%	to	8.37%
December 31, 2019	89,864	$13.33	to	$19.43	$1,549,414	0.00%	0.65%	to	3.05%	11.24%	to	13.99%
December 31, 2018	96,607	$11.96	to	$17.11	$1,452,551	0.00%	0.65%	to	3.05%	-5.82%	to	-3.47%
December 31, 2017	117,509	$12.67	to	$17.80	$1,832,188	0.00%	0.65%	to	3.05%	6.78%	to	9.42%
December 31, 2016	129,995	$11.85	to	$16.33	$1,852,755	0.00%	0.65%	to	3.05%	2.32%	to	4.84%

	AST AllianzGI World Trends Portfolio
December 31, 2020	40,173	$13.48	to	$23.13	$678,068	0.00%	0.65%	to	3.05%	10.62%	to	13.36%
December 31, 2019	44,735	$12.15	to	$20.49	$663,762	0.00%	0.65%	to	3.05%	14.45%	to	17.28%
December 31, 2018	45,095	$10.28	to	$17.54	$564,129	0.00%	0.65%	to	3.05%	-10.73%	to	-8.50%
December 31, 2017	60,889	$11.51	to	$19.25	$832,893	0.00%	0.65%	to	3.05%	12.70%	to	15.48%
December 31, 2016	65,646	$10.21	to	$16.74	$775,397	0.00%	0.65%	to	3.05%	1.63%	to	4.13%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2020	29,412	$15.06	to	$26.61	$556,139	0.00%	0.65%	to	3.05%	9.71%	to	12.42%
December 31, 2019	33,093	$13.69	to	$23.77	$554,197	0.00%	0.65%	to	3.05%	15.79%	to	18.65%
December 31, 2018	34,095	$11.79	to	$20.11	$475,317	0.00%	0.65%	to	3.05%	-10.21%	to	-7.98%
December 31, 2017	43,145	$13.08	to	$21.94	$655,139	0.00%	0.65%	to	3.05%	13.40%	to	16.20%
December 31, 2016	44,704	$11.50	to	$18.96	$583,431	0.00%	0.65%	to	3.05%	2.02%	to	4.53%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2020	32,135	$12.71	to	$20.44	$511,380	0.00%	0.65%	to	3.05%	5.64%	to	8.26%
December 31, 2019	36,038	$11.99	to	$18.96	$527,525	0.00%	0.65%	to	3.05%	12.48%	to	15.27%
December 31, 2018	34,687	$10.63	to	$16.51	$435,238	0.00%	0.65%	to	3.05%	-9.91%	to	-7.67%
December 31, 2017	48,368	$11.76	to	$17.96	$657,150	0.00%	0.65%	to	3.05%	8.87%	to	11.55%
December 31, 2016	48,165	$10.77	to	$16.16	$585,983	0.00%	0.65%	to	3.05%	2.05%	to	4.57%
A92

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Western Asset Core Plus Bond Portfolio
December 31, 2020	42,790	$12.83	to	$16.98	$668,453	0.00%	0.65%	to	3.05%	4.81%	to	7.41%
December 31, 2019	45,586	$12.20	to	$15.81	$662,452	0.00%	0.65%	to	3.05%	8.88%	to	11.57%
December 31, 2018	45,511	$11.05	to	$14.18	$590,429	0.00%	0.65%	to	3.05%	-5.26%	to	-2.90%
December 31, 2017	38,403	$11.64	to	$14.66	$512,988	0.00%	0.65%	to	3.05%	3.07%	to	5.62%
December 31, 2016	37,397	$11.27	to	$13.94	$473,796	0.00%	0.65%	to	3.05%	1.95%	to	4.47%

	Davis Value Portfolio
December 31, 2020	36	$25.68	to	$34.06	$943	0.72%	1.40%	to	1.65%	9.88%	to	10.16%
December 31, 2019	40	$23.32	to	$31.00	$947	1.62%	1.40%	to	1.65%	29.00%	to	29.33%
December 31, 2018	43	$18.03	to	$24.03	$778	0.83%	1.40%	to	1.65%	-15.04%	to	-14.82%
December 31, 2017	47	$21.16	to	$28.28	$994	0.75%	1.40%	to	1.65%	20.61%	to	20.92%
December 31, 2016	52	$17.50	to	$23.45	$910	1.25%	1.40%	to	1.65%	10.04%	to	10.32%

	Columbia Variable Portfolio - Asset Allocation Fund (Class 1) (liquidated April 24, 2020)
December 31, 2020	—	$27.92	to	$27.92	$—	2.66%	1.00%	to	1.00%	-6.72%	to	-6.72%
December 31, 2019	101	$29.93	to	$29.93	$3,034	1.99%	1.00%	to	1.00%	19.92%	to	19.92%
December 31, 2018	113	$24.96	to	$24.96	$2,819	1.45%	1.00%	to	1.00%	-5.49%	to	-5.49%
December 31, 2017	128	$26.41	to	$26.41	$3,376	1.63%	1.00%	to	1.00%	14.47%	to	14.47%
December 31, 2016	146	$23.07	to	$23.07	$3,374	2.24%	1.00%	to	1.00%	4.31%	to	4.31%

	Columbia Variable Portfolio - Small Company Growth Fund (Class 1)
December 31, 2020	7	$89.56	to	$89.56	$645	0.00%	1.00%	to	1.00%	69.42%	to	69.42%
December 31, 2019	9	$52.86	to	$52.86	$488	0.00%	1.00%	to	1.00%	39.29%	to	39.29%
December 31, 2018	10	$37.95	to	$37.95	$369	0.00%	1.00%	to	1.00%	-2.74%	to	-2.74%
December 31, 2017	11	$39.02	to	$39.02	$446	0.00%	1.00%	to	1.00%	27.96%	to	27.96%
December 31, 2016	13	$30.49	to	$30.49	$388	0.00%	1.00%	to	1.00%	11.62%	to	11.62%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2020	172	$19.97	to	$33.02	$4,636	0.00%	0.65%	to	2.75%	28.48%	to	31.25%
December 31, 2019	224	$15.54	to	$25.26	$4,635	0.00%	0.65%	to	2.75%	28.74%	to	31.52%
December 31, 2018	277	$12.07	to	$18.54	$4,355	0.00%	0.65%	to	2.75%	-15.22%	to	-13.38%
December 31, 2017	313	$14.24	to	$20.47	$5,739	0.00%	0.65%	to	2.75%	32.09%	to	34.93%
December 31, 2016	286	$10.78	to	$15.38	$3,895	0.00%	0.65%	to	2.75%	-6.23%	to	-4.21%

	ProFund VP Asia 30
December 31, 2020	236	$19.53	to	$47.12	$8,409	1.08%	0.65%	to	2.50%	32.16%	to	34.67%
December 31, 2019	285	$14.77	to	$35.08	$7,613	0.23%	0.65%	to	2.50%	23.15%	to	25.48%
December 31, 2018	285	$11.98	to	$28.03	$6,060	0.48%	0.65%	to	2.50%	-20.64%	to	-19.13%
December 31, 2017	381	$15.09	to	$34.74	$10,116	0.00%	0.65%	to	2.50%	29.57%	to	32.02%
December 31, 2016	396	$11.64	to	$26.38	$7,914	1.16%	0.65%	to	2.50%	-1.87%	to	-0.01%

	ProFund VP Banks
December 31, 2020	301	$7.03	to	$11.38	$2,781	2.21%	0.65%	to	2.50%	-17.34%	to	-15.77%
December 31, 2019	435	$8.50	to	$13.55	$4,787	1.00%	0.65%	to	2.50%	33.02%	to	35.54%
December 31, 2018	474	$6.39	to	$18.49	$3,870	0.40%	0.65%	to	2.50%	-19.96%	to	-18.43%
December 31, 2017	748	$7.98	to	$23.92	$7,511	0.22%	0.65%	to	2.50%	14.98%	to	17.15%
December 31, 2016	987	$6.94	to	$20.07	$8,514	0.27%	0.65%	to	2.50%	20.16%	to	22.43%

	ProFund VP Bear
December 31, 2020	1,343	$0.68	to	$1.24	$1,379	0.50%	0.65%	to	2.45%	-27.44%	to	-26.10%
December 31, 2019	1,794	$0.94	to	$1.67	$2,483	0.08%	0.65%	to	2.45%	-24.84%	to	-23.45%
December 31, 2018	1,452	$1.24	to	$2.19	$2,620	0.00%	0.65%	to	2.45%	1.49%	to	3.38%
December 31, 2017	1,570	$1.18	to	$2.11	$2,664	0.00%	0.65%	to	2.45%	-19.97%	to	-18.50%
December 31, 2016	2,069	$1.47	to	$2.59	$4,237	0.00%	0.65%	to	2.50%	-15.22%	to	-13.62%

	ProFund VP Biotechnology
December 31, 2020	207	$33.81	to	$70.94	$7,723	0.02%	0.65%	to	1.90%	13.18%	to	14.63%
December 31, 2019	235	$29.72	to	$62.04	$7,708	0.00%	0.65%	to	1.65%	14.54%	to	15.70%
December 31, 2018	279	$25.88	to	$53.76	$8,063	0.00%	0.65%	to	1.65%	-8.30%	to	-7.36%
December 31, 2017	364	$28.15	to	$58.18	$11,552	0.00%	0.65%	to	1.65%	20.53%	to	21.75%
December 31, 2016	373	$23.30	to	$47.90	$9,701	0.00%	0.65%	to	1.65%	-16.87%	to	-16.03%

A93

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Basic Materials
December 31, 2020	191	$15.21	to	$31.31	$4,775	0.66%	0.65%	to	2.65%	13.40%	to	15.73%
December 31, 2019	220	$13.42	to	$27.12	$4,824	0.35%	0.65%	to	2.65%	14.60%	to	16.95%
December 31, 2018	270	$11.71	to	$23.25	$5,044	0.37%	0.65%	to	2.65%	-19.85%	to	-18.20%
December 31, 2017	387	$14.61	to	$28.49	$8,858	0.40%	0.65%	to	2.65%	19.71%	to	22.16%
December 31, 2016	469	$12.20	to	$23.38	$8,774	0.41%	0.65%	to	2.65%	15.36%	to	17.72%

	ProFund VP UltraBull
December 31, 2020	241	$32.12	to	$71.97	$8,708	0.82%	0.65%	to	1.90%	17.55%	to	19.05%
December 31, 2019	299	$27.19	to	$60.60	$9,039	0.27%	0.65%	to	1.90%	57.13%	to	59.13%
December 31, 2018	361	$17.22	to	$38.18	$7,002	0.00%	0.65%	to	1.90%	-17.12%	to	-16.06%
December 31, 2017	443	$20.67	to	$45.60	$10,254	0.00%	0.65%	to	1.90%	38.35%	to	40.10%
December 31, 2016	446	$14.86	to	$32.63	$7,389	0.00%	0.65%	to	1.90%	16.35%	to	17.83%

	ProFund VP Bull
December 31, 2020	563	$24.84	to	$36.02	$16,209	0.08%	0.65%	to	2.45%	13.19%	to	15.28%
December 31, 2019	734	$21.01	to	$31.33	$18,447	0.23%	0.65%	to	2.50%	25.66%	to	28.04%
December 31, 2018	1,381	$16.72	to	$24.53	$26,474	0.00%	0.65%	to	2.50%	-8.51%	to	-6.76%
December 31, 2017	1,627	$18.27	to	$26.37	$33,707	0.00%	0.65%	to	2.50%	16.37%	to	18.57%
December 31, 2016	1,486	$15.70	to	$22.30	$26,469	0.00%	0.65%	to	2.50%	6.93%	to	8.95%

	ProFund VP Consumer Services
December 31, 2020	301	$30.53	to	$53.79	$10,600	0.00%	0.65%	to	2.65%	24.95%	to	27.51%
December 31, 2019	350	$24.44	to	$42.53	$9,798	0.00%	0.65%	to	2.65%	21.34%	to	23.83%
December 31, 2018	376	$20.14	to	$34.62	$8,584	0.00%	0.65%	to	2.65%	-2.07%	to	-0.04%
December 31, 2017	421	$20.30	to	$34.92	$9,699	0.00%	0.65%	to	2.75%	15.12%	to	17.60%
December 31, 2016	471	$17.63	to	$29.93	$9,292	0.00%	0.65%	to	2.75%	1.33%	to	3.51%

	ProFund VP Consumer Goods
December 31, 2020	359	$23.94	to	$40.52	$11,312	0.82%	0.65%	to	2.75%	27.45%	to	30.20%
December 31, 2019	315	$18.78	to	$31.20	$7,739	1.46%	0.65%	to	2.75%	23.08%	to	25.74%
December 31, 2018	306	$15.26	to	$24.88	$6,051	1.21%	0.65%	to	2.75%	-17.16%	to	-15.36%
December 31, 2017	424	$18.42	to	$29.46	$9,933	1.18%	0.65%	to	2.75%	11.90%	to	14.31%
December 31, 2016	508	$16.46	to	$25.84	$10,411	1.05%	0.65%	to	2.75%	0.70%	to	2.87%

	ProFund VP Oil & Gas
December 31, 2020	474	$6.49	to	$14.90	$5,380	2.51%	0.65%	to	2.45%	-36.07%	to	-34.89%
December 31, 2019	455	$10.15	to	$22.94	$7,962	1.38%	0.65%	to	2.50%	5.80%	to	7.81%
December 31, 2018	529	$9.05	to	$21.33	$8,592	1.70%	0.65%	to	2.65%	-22.35%	to	-20.74%
December 31, 2017	667	$11.66	to	$26.99	$13,795	1.17%	0.65%	to	3.05%	-6.12%	to	-3.80%
December 31, 2016	897	$12.37	to	$28.12	$19,308	1.33%	0.65%	to	3.05%	20.41%	to	23.38%

	ProFund VP Europe 30
December 31, 2020	562	$8.91	to	$18.05	$6,657	2.80%	0.65%	to	2.50%	-11.50%	to	-9.82%
December 31, 2019	660	$9.94	to	$20.06	$8,786	2.49%	0.65%	to	2.50%	14.84%	to	17.02%
December 31, 2018	625	$8.55	to	$17.19	$7,127	3.16%	0.65%	to	2.50%	-16.29%	to	-14.69%
December 31, 2017	865	$10.08	to	$20.20	$11,647	1.64%	0.65%	to	2.50%	16.73%	to	18.93%
December 31, 2016	942	$8.53	to	$17.03	$10,659	3.05%	0.65%	to	2.50%	5.12%	to	7.11%

	ProFund VP Financials
December 31, 2020	774	$10.25	to	$30.14	$11,401	0.69%	0.65%	to	2.75%	-4.47%	to	-2.41%
December 31, 2019	967	$10.73	to	$31.13	$14,659	0.51%	0.65%	to	2.75%	26.69%	to	29.42%
December 31, 2018	1,024	$8.47	to	$24.25	$12,094	0.38%	0.65%	to	2.75%	-12.91%	to	-11.01%
December 31, 2017	1,503	$9.73	to	$27.48	$20,133	0.32%	0.65%	to	2.75%	14.95%	to	17.42%
December 31, 2016	1,688	$8.46	to	$23.59	$19,362	0.34%	0.65%	to	2.75%	12.16%	to	14.57%

	ProFund VP U.S. Government Plus
December 31, 2020	283	$16.54	to	$30.85	$7,411	0.04%	0.65%	to	2.50%	17.67%	to	19.91%
December 31, 2019	320	$14.05	to	$25.73	$7,072	0.84%	0.65%	to	2.50%	15.27%	to	17.45%
December 31, 2018	316	$12.19	to	$21.91	$6,105	0.91%	0.65%	to	2.65%	-7.94%	to	-6.04%
December 31, 2017	367	$13.21	to	$23.32	$7,600	0.43%	0.65%	to	2.65%	6.59%	to	8.78%
December 31, 2016	501	$12.37	to	$21.43	$9,486	0.00%	0.65%	to	2.65%	-2.94%	to	-0.95%

A94

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Health Care
December 31, 2020	915	$28.44	to	$43.69	$29,206	0.00%	0.65%	to	2.65%	11.40%	to	13.69%
December 31, 2019	985	$25.34	to	$38.74	$27,838	0.00%	0.65%	to	2.65%	16.21%	to	18.60%
December 31, 2018	1,183	$21.53	to	$34.25	$28,459	0.00%	0.65%	to	2.65%	1.65%	to	3.75%
December 31, 2017	1,298	$20.91	to	$33.14	$30,473	0.00%	0.65%	to	2.65%	17.72%	to	20.13%
December 31, 2016	1,493	$17.54	to	$27.70	$29,357	0.00%	0.65%	to	2.65%	-6.59%	to	-4.68%

	Access VP High Yield Fund
December 31, 2020	212	$20.76	to	$24.32	$4,682	5.45%	0.65%	to	1.65%	-1.71%	to	-0.71%
December 31, 2019	378	$21.12	to	$24.50	$8,455	4.65%	0.65%	to	1.65%	10.58%	to	11.70%
December 31, 2018	268	$19.10	to	$21.93	$5,446	2.72%	0.65%	to	1.65%	-2.26%	to	-1.26%
December 31, 2017	459	$18.92	to	$22.21	$9,460	2.95%	0.65%	to	1.90%	2.81%	to	4.11%
December 31, 2016	981	$18.40	to	$21.33	$19,772	3.38%	0.65%	to	1.90%	6.94%	to	8.29%

	ProFund VP Industrials
December 31, 2020	259	$30.04	to	$45.16	$8,487	0.18%	0.65%	to	2.45%	13.90%	to	16.00%
December 31, 2019	303	$26.32	to	$39.03	$8,638	0.00%	0.65%	to	2.45%	27.30%	to	29.65%
December 31, 2018	255	$20.63	to	$30.18	$5,749	0.11%	0.65%	to	2.45%	-14.92%	to	-13.33%
December 31, 2017	491	$19.22	to	$34.91	$12,596	0.17%	0.65%	to	2.65%	19.16%	to	21.60%
December 31, 2016	538	$16.13	to	$28.78	$11,429	0.18%	0.65%	to	2.65%	14.44%	to	16.78%

	ProFund VP Internet
December 31, 2020	68	$120.12	to	$153.66	$8,931	0.00%	0.65%	to	1.65%	48.34%	to	49.84%
December 31, 2019	72	$80.98	to	$102.81	$6,305	0.00%	0.65%	to	1.65%	16.08%	to	17.26%
December 31, 2018	91	$69.76	to	$87.90	$6,815	0.00%	0.65%	to	1.65%	3.19%	to	4.25%
December 31, 2017	106	$67.60	to	$84.53	$7,622	0.00%	0.65%	to	1.65%	33.81%	to	35.17%
December 31, 2016	123	$50.52	to	$62.69	$6,531	0.00%	0.65%	to	1.65%	3.79%	to	4.84%

	ProFund VP Japan
December 31, 2020	294	$14.08	to	$24.24	$4,840	0.29%	0.65%	to	2.50%	13.04%	to	15.18%
December 31, 2019	337	$12.46	to	$21.10	$4,864	0.13%	0.65%	to	2.50%	17.00%	to	19.22%
December 31, 2018	370	$10.65	to	$17.74	$4,458	0.00%	0.65%	to	2.50%	-13.86%	to	-12.21%
December 31, 2017	453	$12.36	to	$20.26	$6,343	0.00%	0.65%	to	2.50%	15.50%	to	17.68%
December 31, 2016	464	$10.70	to	$17.26	$5,497	0.00%	0.65%	to	2.50%	-2.09%	to	-0.24%

	ProFund VP Precious Metals
December 31, 2020	1,436	$7.78	to	$14.05	$16,625	0.24%	0.65%	to	2.50%	21.00%	to	23.30%
December 31, 2019	1,565	$6.42	to	$11.42	$14,858	0.04%	0.65%	to	2.50%	42.33%	to	45.03%
December 31, 2018	1,250	$4.51	to	$7.90	$8,149	0.00%	0.65%	to	2.50%	-15.65%	to	-14.03%
December 31, 2017	1,373	$5.34	to	$9.21	$10,421	0.00%	0.65%	to	2.50%	2.65%	to	4.60%
December 31, 2016	1,922	$5.20	to	$8.83	$14,055	0.00%	0.65%	to	2.50%	51.93%	to	54.81%

	ProFund VP Mid-Cap Growth
December 31, 2020	482	$28.47	to	$45.71	$16,375	0.00%	0.65%	to	2.50%	17.88%	to	20.11%
December 31, 2019	686	$24.15	to	$38.15	$19,404	0.00%	0.65%	to	2.50%	21.14%	to	23.43%
December 31, 2018	571	$19.94	to	$30.98	$13,303	0.00%	0.65%	to	2.50%	-14.19%	to	-12.55%
December 31, 2017	753	$20.47	to	$35.52	$20,183	0.00%	0.65%	to	2.65%	15.18%	to	17.54%
December 31, 2016	852	$17.77	to	$30.30	$19,651	0.00%	0.65%	to	2.65%	9.89%	to	12.14%

	ProFund VP Mid-Cap Value
December 31, 2020	389	$22.78	to	$37.84	$10,696	0.42%	0.65%	to	2.50%	-0.26%	to	1.63%
December 31, 2019	563	$22.84	to	$37.33	$15,177	0.19%	0.65%	to	2.50%	20.98%	to	23.28%
December 31, 2018	426	$18.88	to	$30.36	$9,538	0.11%	0.65%	to	2.50%	-15.47%	to	-13.86%
December 31, 2017	570	$22.33	to	$35.33	$14,778	0.27%	0.65%	to	2.50%	7.85%	to	9.89%
December 31, 2016	1,002	$20.71	to	$32.23	$23,708	0.22%	0.65%	to	2.50%	21.24%	to	23.53%

	ProFund VP Pharmaceuticals
December 31, 2020	134	$17.30	to	$28.55	$2,584	0.11%	0.65%	to	2.45%	9.76%	to	11.78%
December 31, 2019	156	$15.63	to	$25.90	$2,723	0.80%	0.65%	to	2.45%	11.25%	to	13.30%
December 31, 2018	199	$13.94	to	$23.19	$3,049	1.02%	0.65%	to	2.50%	-8.56%	to	-6.81%
December 31, 2017	261	$15.11	to	$25.24	$4,347	0.99%	0.65%	to	2.65%	7.44%	to	9.64%
December 31, 2016	316	$13.92	to	$23.35	$4,779	0.93%	0.65%	to	2.65%	-6.28%	to	-4.36%

A95

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Real Estate
December 31, 2020	214	$14.50	to	$34.07	$6,124	1.58%	0.65%	to	2.75%	-8.87%	to	-6.90%
December 31, 2019	273	$15.91	to	$36.59	$8,492	1.66%	0.65%	to	2.75%	23.27%	to	25.93%
December 31, 2018	256	$12.90	to	$29.06	$6,363	2.15%	0.65%	to	2.75%	-8.31%	to	-6.31%
December 31, 2017	273	$14.07	to	$31.02	$7,348	0.93%	0.65%	to	2.75%	5.09%	to	7.35%
December 31, 2016	348	$13.39	to	$28.89	$8,658	1.73%	0.65%	to	2.75%	2.83%	to	5.04%

	ProFund VP Rising Rates Opportunity
December 31, 2020	1,191	$0.82	to	$1.68	$1,079	0.82%	0.65%	to	2.65%	-28.65%	to	-27.17%
December 31, 2019	1,391	$1.14	to	$2.33	$1,758	0.15%	0.65%	to	2.65%	-19.60%	to	-17.95%
December 31, 2018	1,810	$1.41	to	$2.88	$2,806	0.00%	0.65%	to	2.65%	1.38%	to	3.48%
December 31, 2017	2,029	$1.37	to	$2.83	$3,079	0.00%	0.65%	to	3.05%	-14.59%	to	-12.48%
December 31, 2016	5,622	$1.58	to	$3.28	$9,306	0.00%	0.65%	to	3.05%	-8.04%	to	-5.77%

	ProFund VP NASDAQ-100
December 31, 2020	910	$29.55	to	$86.92	$35,256	0.00%	0.65%	to	2.50%	41.93%	to	44.62%
December 31, 2019	819	$20.59	to	$60.26	$21,894	0.00%	0.65%	to	2.50%	33.29%	to	35.81%
December 31, 2018	915	$15.27	to	$44.48	$17,927	0.00%	0.65%	to	2.50%	-4.34%	to	-2.51%
December 31, 2017	1,083	$15.79	to	$45.74	$22,390	0.00%	0.65%	to	2.50%	27.12%	to	29.53%
December 31, 2016	1,079	$12.28	to	$35.40	$17,931	0.00%	0.65%	to	2.50%	2.63%	to	4.57%

	ProFund VP Semiconductor
December 31, 2020	126	$29.68	to	$57.20	$4,109	0.33%	0.65%	to	1.65%	42.46%	to	43.91%
December 31, 2019	145	$20.84	to	$24.92	$3,315	0.28%	0.65%	to	1.65%	47.30%	to	48.80%
December 31, 2018	116	$14.14	to	$16.74	$1,784	0.00%	0.65%	to	1.65%	-11.72%	to	-10.82%
December 31, 2017	208	$16.02	to	$25.89	$3,542	0.26%	0.65%	to	1.90%	32.99%	to	34.68%
December 31, 2016	195	$12.02	to	$19.47	$2,515	0.14%	0.65%	to	1.90%	25.29%	to	26.88%

	ProFund VP Small-Cap Growth
December 31, 2020	399	$24.20	to	$51.08	$15,016	0.00%	0.65%	to	2.75%	14.16%	to	16.63%
December 31, 2019	414	$21.20	to	$43.91	$13,550	0.00%	0.65%	to	2.75%	15.84%	to	18.34%
December 31, 2018	467	$18.30	to	$37.20	$13,036	0.00%	0.65%	to	2.75%	-8.36%	to	-6.36%
December 31, 2017	649	$19.97	to	$39.82	$19,504	0.00%	0.65%	to	2.75%	9.87%	to	12.24%
December 31, 2016	839	$18.18	to	$35.57	$22,673	0.00%	0.65%	to	2.75%	16.94%	to	19.45%

	ProFund VP Short Mid-Cap
December 31, 2020	56	$0.80	to	$0.94	$51	0.35%	0.65%	to	1.65%	-27.86%	to	-27.12%
December 31, 2019	28	$1.11	to	$1.30	$35	0.36%	0.65%	to	1.65%	-22.47%	to	-21.68%
December 31, 2018	281	$1.44	to	$1.66	$415	0.00%	0.65%	to	1.65%	9.13%	to	10.24%
December 31, 2017	86	$1.32	to	$1.50	$123	0.00%	0.65%	to	1.65%	-16.26%	to	-15.41%
December 31, 2016	239	$1.57	to	$1.78	$389	0.00%	0.65%	to	1.65%	-21.50%	to	-20.71%

	ProFund VP Short NASDAQ-100
December 31, 2020	920	$0.23	to	$0.34	$264	0.16%	0.65%	to	2.25%	-44.06%	to	-43.15%
December 31, 2019	881	$0.41	to	$0.60	$433	0.12%	0.65%	to	2.25%	-29.67%	to	-28.53%
December 31, 2018	917	$0.56	to	$1.09	$656	0.00%	0.65%	to	2.40%	-5.23%	to	-3.51%
December 31, 2017	837	$0.59	to	$0.90	$627	0.00%	0.65%	to	2.40%	-27.04%	to	-25.73%
December 31, 2016	1,416	$0.82	to	$1.57	$1,407	0.00%	0.65%	to	2.40%	-12.21%	to	-10.64%

	ProFund VP Short Small-Cap
December 31, 2020	104	$0.71	to	$0.84	$81	0.28%	0.65%	to	1.65%	-33.09%	to	-32.41%
December 31, 2019	88	$1.06	to	$1.24	$103	0.05%	0.65%	to	1.65%	-22.10%	to	-21.30%
December 31, 2018	965	$1.37	to	$1.58	$1,341	0.00%	0.65%	to	1.65%	8.56%	to	9.67%
December 31, 2017	139	$1.26	to	$1.44	$191	0.00%	0.65%	to	1.65%	-15.61%	to	-14.76%
December 31, 2016	166	$1.49	to	$1.69	$262	0.00%	0.65%	to	1.65%	-22.88%	to	-22.10%

	ProFund VP Small-Cap Value
December 31, 2020	412	$16.84	to	$36.03	$9,928	0.03%	0.65%	to	2.75%	-1.72%	to	0.40%
December 31, 2019	360	$17.14	to	$35.98	$8,899	0.00%	0.65%	to	2.75%	19.19%	to	21.77%
December 31, 2018	417	$14.38	to	$29.62	$8,534	0.00%	0.65%	to	2.75%	-16.59%	to	-14.78%
December 31, 2017	510	$17.24	to	$34.85	$12,452	0.02%	0.65%	to	2.75%	6.70%	to	9.00%
December 31, 2016	827	$16.15	to	$32.05	$18,734	0.00%	0.65%	to	2.75%	25.25%	to	27.94%
A96

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Technology
December 31, 2020	414	$24.94	to	$73.49	$11,748	0.00%	0.65%	to	1.65%	42.42%	to	43.86%
December 31, 2019	458	$17.47	to	$51.21	$9,172	0.00%	0.65%	to	1.65%	42.79%	to	44.24%
December 31, 2018	458	$12.20	to	$35.60	$6,371	0.00%	0.65%	to	1.65%	-3.92%	to	-2.93%
December 31, 2017	509	$12.67	to	$36.76	$7,507	0.05%	0.65%	to	1.65%	32.96%	to	34.31%
December 31, 2016	543	$9.50	to	$27.44	$6,162	0.00%	0.65%	to	1.90%	10.21%	to	11.61%

	ProFund VP Telecommunications
December 31, 2020	333	$7.18	to	$18.17	$3,519	0.95%	0.65%	to	2.75%	0.31%	to	2.48%
December 31, 2019	337	$7.06	to	$17.77	$3,497	3.09%	0.65%	to	2.75%	11.61%	to	14.02%
December 31, 2018	352	$6.24	to	$15.63	$3,097	5.67%	0.65%	to	2.75%	-17.45%	to	-15.66%
December 31, 2017	476	$7.46	to	$18.58	$5,141	4.50%	0.65%	to	2.75%	-4.81%	to	-2.76%
December 31, 2016	622	$7.73	to	$19.15	$6,815	1.64%	0.65%	to	2.75%	18.32%	to	20.87%

	ProFund VP UltraMid-Cap
December 31, 2020	165	$42.44	to	$84.17	$8,386	0.24%	0.65%	to	2.45%	2.64%	to	4.54%
December 31, 2019	209	$41.01	to	$80.72	$10,301	0.00%	0.65%	to	2.45%	44.17%	to	46.83%
December 31, 2018	247	$28.21	to	$55.11	$8,245	0.00%	0.65%	to	2.45%	-28.58%	to	-27.25%
December 31, 2017	344	$39.18	to	$75.95	$15,747	0.00%	0.65%	to	2.50%	25.65%	to	28.02%
December 31, 2016	668	$30.91	to	$59.47	$22,800	0.00%	0.65%	to	2.50%	34.47%	to	37.02%

	ProFund VP UltraNASDAQ-100
December 31, 2020	2,579	$22.20	to	$362.44	$73,099	0.00%	0.65%	to	1.65%	83.22%	to	85.08%
December 31, 2019	2,456	$12.09	to	$196.32	$37,197	0.00%	0.65%	to	1.65%	76.70%	to	78.50%
December 31, 2018	4,640	$6.82	to	$110.26	$41,335	0.00%	0.65%	to	1.65%	-11.13%	to	-10.22%
December 31, 2017	5,202	$7.66	to	$123.13	$51,453	0.00%	0.65%	to	1.65%	65.56%	to	67.24%
December 31, 2016	6,057	$3.10	to	$73.81	$35,719	0.00%	0.65%	to	1.65%	6.84%	to	7.92%

	ProFund VP UltraSmall-Cap
December 31, 2020	193	$29.05	to	$66.83	$6,274	0.13%	0.65%	to	1.65%	14.47%	to	15.63%
December 31, 2019	225	$25.31	to	$57.94	$6,302	0.00%	0.65%	to	1.65%	44.90%	to	46.37%
December 31, 2018	258	$17.42	to	$39.68	$4,993	0.00%	0.65%	to	1.65%	-28.17%	to	-27.43%
December 31, 2017	344	$24.19	to	$54.82	$9,351	0.00%	0.65%	to	1.90%	22.83%	to	24.39%
December 31, 2016	398	$19.60	to	$44.18	$8,740	0.00%	0.65%	to	1.90%	36.95%	to	38.69%

	ProFund VP Utilities
December 31, 2020	658	$19.37	to	$41.55	$16,954	1.57%	0.65%	to	2.75%	-5.08%	to	-3.03%
December 31, 2019	768	$20.41	to	$42.96	$20,591	1.55%	0.65%	to	2.75%	19.50%	to	22.08%
December 31, 2018	774	$17.08	to	$35.28	$17,118	2.06%	0.65%	to	2.75%	0.04%	to	2.21%
December 31, 2017	1,015	$17.07	to	$34.60	$22,354	2.05%	0.65%	to	2.75%	7.61%	to	9.92%
December 31, 2016	1,020	$15.87	to	$31.56	$20,609	1.50%	0.65%	to	2.75%	11.92%	to	14.33%

	ProFund VP Large-Cap Growth
December 31, 2020	503	$29.89	to	$49.76	$18,325	0.00%	0.65%	to	2.50%	27.66%	to	30.08%
December 31, 2019	640	$23.41	to	$38.41	$18,095	0.00%	0.65%	to	2.50%	25.67%	to	28.05%
December 31, 2018	672	$17.93	to	$30.11	$14,844	0.00%	0.65%	to	2.65%	-4.48%	to	-2.50%
December 31, 2017	939	$18.77	to	$31.01	$21,496	0.00%	0.65%	to	2.65%	21.98%	to	24.48%
December 31, 2016	956	$15.38	to	$25.01	$17,650	0.04%	0.65%	to	2.65%	2.24%	to	4.33%

	ProFund VP Large-Cap Value
December 31, 2020	537	$16.05	to	$26.99	$10,559	1.14%	0.65%	to	2.50%	-2.56%	to	-0.71%
December 31, 2019	658	$16.48	to	$29.43	$13,042	0.94%	0.65%	to	2.50%	26.53%	to	28.93%
December 31, 2018	698	$12.55	to	$23.01	$10,822	0.89%	0.65%	to	2.65%	-13.01%	to	-11.21%
December 31, 2017	906	$14.42	to	$26.13	$15,938	0.99%	0.65%	to	2.65%	10.44%	to	12.70%
December 31, 2016	1,195	$13.06	to	$23.37	$18,603	1.12%	0.65%	to	2.65%	12.38%	to	14.68%

	Rydex VT Nova Fund
December 31, 2020	58	$23.54	to	$25.70	$1,369	0.91%	1.00%	to	1.40%	18.35%	to	18.83%
December 31, 2019	68	$19.89	to	$23.26	$1,343	1.11%	0.65%	to	1.40%	43.01%	to	44.10%
December 31, 2018	76	$13.91	to	$16.14	$1,059	0.18%	0.65%	to	1.40%	-11.58%	to	-10.91%
December 31, 2017	87	$15.73	to	$18.12	$1,368	0.05%	0.65%	to	1.40%	29.94%	to	30.93%
December 31, 2016	106	$12.10	to	$13.84	$1,280	0.00%	0.65%	to	1.40%	14.11%	to	14.97%

A97

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Rydex VT NASDAQ-100® Fund
December 31, 2020	317	$36.02	to	$80.37	$11,444	0.29%	0.65%	to	1.65%	42.57%	to	44.02%
December 31, 2019	362	$25.20	to	$56.37	$9,143	0.13%	0.65%	to	1.65%	34.60%	to	35.97%
December 31, 2018	405	$18.68	to	$41.88	$7,582	0.00%	0.65%	to	1.65%	-3.44%	to	-2.45%
December 31, 2017	461	$19.29	to	$43.37	$8,899	0.00%	0.65%	to	1.65%	28.96%	to	30.27%
December 31, 2016	521	$14.92	to	$33.63	$7,781	0.00%	0.65%	to	1.65%	4.24%	to	5.29%

	Rydex VT Inverse S&P 500® Strategy Fund
December 31, 2020	11	$1.18	to	$1.29	$13	0.69%	1.00%	to	1.40%	-26.07%	to	-25.77%
December 31, 2019	9	$1.60	to	$1.74	$15	0.84%	1.00%	to	1.40%	-23.99%	to	-23.68%
December 31, 2018	9	$2.10	to	$2.28	$19	0.00%	1.00%	to	1.40%	2.50%	to	2.92%
December 31, 2017	9	$2.05	to	$2.21	$19	0.00%	1.00%	to	1.40%	-18.50%	to	-18.18%
December 31, 2016	8	$2.52	to	$2.70	$21	0.00%	1.00%	to	1.40%	-13.22%	to	-12.86%

	Invesco V.I. Health Care Fund (Series I)
December 31, 2020	610	$28.61	to	$49.05	$25,813	0.30%	0.65%	to	2.65%	11.43%	to	13.72%
December 31, 2019	734	$25.68	to	$43.14	$27,310	0.04%	0.65%	to	2.65%	28.99%	to	31.64%
December 31, 2018	843	$19.91	to	$32.77	$23,876	0.00%	0.65%	to	3.05%	-2.19%	to	0.25%
December 31, 2017	1,003	$20.27	to	$32.69	$28,295	0.36%	0.65%	to	3.05%	12.30%	to	15.08%
December 31, 2016	1,228	$17.76	to	$28.41	$30,112	0.00%	0.65%	to	3.05%	-14.16%	to	-12.04%

	Invesco V.I. Technology Fund (Series I)
December 31, 2020	1,159	$14.54	to	$64.90	$27,009	0.00%	0.65%	to	1.75%	43.56%	to	45.17%
December 31, 2019	1,292	$10.08	to	$27.81	$20,903	0.00%	0.65%	to	1.75%	33.50%	to	35.00%
December 31, 2018	1,501	$7.51	to	$22.21	$18,308	0.00%	0.65%	to	1.75%	-2.21%	to	-1.10%
December 31, 2017	1,741	$7.64	to	$21.30	$21,669	0.00%	0.65%	to	1.75%	32.78%	to	34.26%
December 31, 2016	1,824	$5.72	to	$21.83	$16,817	0.00%	0.65%	to	1.90%	-2.64%	to	-1.40%

	Wells Fargo VT Index Asset Allocation Fund (Class 2)
December 31, 2020	295	$32.28	to	$59.99	$17,652	0.82%	1.40%	to	1.65%	14.67%	to	14.96%
December 31, 2019	323	$28.15	to	$52.19	$16,818	1.08%	1.40%	to	1.65%	18.17%	to	18.47%
December 31, 2018	380	$19.79	to	$44.05	$16,725	0.97%	1.40%	to	2.00%	-4.86%	to	-4.27%
December 31, 2017	450	$20.80	to	$46.01	$20,653	0.74%	1.40%	to	2.00%	10.01%	to	10.68%
December 31, 2016	500	$18.91	to	$41.57	$20,761	0.90%	1.40%	to	2.00%	5.52%	to	6.17%

	Wells Fargo VT International Equity Fund (Class 2)
December 31, 2020	20	$10.04	to	$16.83	$213	2.56%	1.40%	to	1.90%	2.94%	to	3.46%
December 31, 2019	22	$9.70	to	$16.31	$223	3.57%	1.40%	to	1.90%	13.29%	to	13.87%
December 31, 2018	25	$8.52	to	$14.36	$225	11.45%	1.40%	to	1.90%	-18.86%	to	-18.44%
December 31, 2017	30	$10.44	to	$17.65	$322	2.67%	1.40%	to	1.90%	21.98%	to	22.60%
December 31, 2016	38	$8.52	to	$14.43	$329	2.92%	1.40%	to	1.90%	1.34%	to	1.85%

	Wells Fargo VT Small Cap Growth Fund (Class 2)
December 31, 2020	40	$48.14	to	$78.37	$1,946	0.00%	1.40%	to	1.65%	55.18%	to	55.58%
December 31, 2019	42	$30.94	to	$50.50	$1,305	0.00%	1.40%	to	1.65%	22.77%	to	23.08%
December 31, 2018	45	$25.14	to	$41.13	$1,137	0.00%	1.40%	to	1.65%	-0.37%	to	-0.12%
December 31, 2017	51	$25.17	to	$41.29	$1,279	0.00%	1.40%	to	1.65%	23.79%	to	24.10%
December 31, 2016	55	$20.28	to	$33.35	$1,123	0.00%	1.40%	to	1.65%	5.97%	to	6.24%

	AST Fidelity Institutional AM℠ Quantitative Portfolio
December 31, 2020	53,451	$13.62	to	$24.01	$912,450	0.00%	0.65%	to	3.05%	5.44%	to	8.05%
December 31, 2019	60,265	$12.87	to	$22.31	$951,857	0.00%	0.65%	to	3.05%	16.34%	to	19.22%
December 31, 2018	61,719	$11.03	to	$18.79	$810,388	0.00%	0.65%	to	3.05%	-10.57%	to	-8.35%
December 31, 2017	79,948	$11.93	to	$20.59	$1,146,433	0.00%	0.65%	to	3.05%	12.93%	to	15.72%
December 31, 2016	87,946	$10.56	to	$17.86	$1,084,884	0.00%	0.65%	to	3.05%	1.08%	to	3.58%

	AST Prudential Growth Allocation Portfolio
December 31, 2020	214,233	$13.58	to	$26.00	$3,823,995	0.00%	0.65%	to	3.05%	2.63%	to	5.17%
December 31, 2019	242,580	$13.21	to	$24.82	$4,098,141	0.00%	0.65%	to	3.05%	15.54%	to	18.40%
December 31, 2018	244,176	$11.32	to	$21.05	$3,445,068	0.00%	0.65%	to	3.05%	-10.43%	to	-8.20%
December 31, 2017	317,159	$12.63	to	$23.02	$4,871,020	0.00%	0.65%	to	3.05%	12.57%	to	15.34%
December 31, 2016	227,652	$11.27	to	$20.04	$3,011,852	0.00%	0.65%	to	3.05%	6.74%	to	9.38%

A98

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Advanced Strategies Portfolio
December 31, 2020	68,669	$16.76	to	$28.53	$1,519,030	0.00%	0.65%	to	3.05%	7.31%	to	9.96%
December 31, 2019	77,642	$15.59	to	$26.05	$1,564,074	0.00%	0.65%	to	3.05%	18.14%	to	21.07%
December 31, 2018	83,313	$13.17	to	$21.61	$1,378,346	0.00%	0.65%	to	3.05%	-8.77%	to	-6.50%
December 31, 2017	100,477	$14.41	to	$23.20	$1,776,407	0.00%	0.65%	to	3.05%	13.37%	to	16.17%
December 31, 2016	111,128	$12.68	to	$20.06	$1,685,524	0.00%	0.65%	to	3.05%	3.85%	to	6.41%

	AST Investment Grade Bond Portfolio
December 31, 2020	42,948	$16.48	to	$22.32	$870,340	0.00%	0.65%	to	2.45%	13.61%	to	15.71%
December 31, 2019	67,176	$14.51	to	$19.29	$1,180,706	0.00%	0.65%	to	2.45%	8.51%	to	10.51%
December 31, 2018	201,715	$13.37	to	$17.45	$3,164,432	0.00%	0.65%	to	2.45%	-2.72%	to	-0.92%
December 31, 2017	67,018	$13.74	to	$17.62	$1,058,737	0.00%	0.65%	to	2.45%	1.76%	to	3.64%
December 31, 2016	123,882	$13.50	to	$17.00	$1,903,633	0.00%	0.65%	to	2.45%	1.66%	to	3.53%

	AST Cohen & Steers Global Realty Portfolio
December 31, 2020	1,727	$13.26	to	$27.81	$28,856	0.00%	0.65%	to	2.65%	-5.52%	to	-3.58%
December 31, 2019	1,862	$14.03	to	$28.95	$31,937	0.00%	0.65%	to	2.65%	21.81%	to	24.31%
December 31, 2018	1,843	$11.52	to	$23.39	$25,059	0.00%	0.65%	to	3.05%	-7.63%	to	-5.33%
December 31, 2017	2,591	$12.42	to	$24.80	$37,280	0.00%	0.65%	to	3.05%	7.51%	to	10.17%
December 31, 2016	2,552	$11.50	to	$22.60	$33,241	0.00%	0.65%	to	3.05%	-2.17%	to	0.24%

	AST Emerging Markets Equity Portfolio
December 31, 2020	10,361	$8.81	to	$17.47	$113,560	0.00%	0.65%	to	3.05%	0.89%	to	3.38%
December 31, 2019	9,956	$8.70	to	$16.96	$105,002	0.00%	0.65%	to	3.05%	9.89%	to	12.61%
December 31, 2018	9,159	$7.71	to	$15.12	$84,820	0.00%	0.65%	to	3.05%	-16.68%	to	-14.61%
December 31, 2017	11,488	$9.33	to	$17.78	$124,978	0.00%	0.65%	to	3.05%	22.53%	to	25.56%
December 31, 2016	10,177	$7.59	to	$14.22	$88,365	0.00%	0.65%	to	3.05%	8.94%	to	11.63%

	AST Bond Portfolio 2020 (liquidated December 31, 2020)
December 31, 2020	—	$9.73	to	$12.21	$—	0.00%	1.00%	to	3.05%	-1.74%	to	0.34%
December 31, 2019	6,275	$9.89	to	$12.17	$69,369	0.00%	1.00%	to	3.05%	0.34%	to	2.47%
December 31, 2018	3,828	$9.83	to	$11.87	$41,165	0.00%	1.00%	to	3.05%	-2.78%	to	-0.71%
December 31, 2017	4,389	$10.09	to	$11.96	$47,839	0.00%	1.00%	to	3.05%	-2.18%	to	-0.12%
December 31, 2016	8,855	$10.30	to	$11.97	$97,678	0.00%	1.00%	to	3.05%	-1.15%	to	0.94%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2020	2,894	$43.41	to	$55.06	$149,681	0.00%	0.65%	to	2.75%	49.81%	to	53.04%
December 31, 2019	2,546	$28.98	to	$35.98	$85,766	0.00%	0.65%	to	2.75%	28.96%	to	31.74%
December 31, 2018	2,511	$22.47	to	$27.31	$63,998	0.00%	0.65%	to	2.75%	-4.33%	to	-2.25%
December 31, 2017	3,001	$22.91	to	$27.94	$78,396	0.00%	0.65%	to	3.05%	31.70%	to	34.95%
December 31, 2016	2,678	$17.39	to	$20.70	$52,130	0.00%	0.65%	to	3.05%	-4.46%	to	-2.10%

	AST Bond Portfolio 2021
December 31, 2020	5,366	$11.74	to	$14.77	$71,587	0.00%	1.00%	to	3.05%	0.01%	to	2.12%
December 31, 2019	1,545	$11.74	to	$14.47	$20,019	0.00%	1.00%	to	3.05%	1.86%	to	4.02%
December 31, 2018	3,416	$11.52	to	$13.91	$43,202	0.00%	1.00%	to	3.05%	-3.00%	to	-0.94%
December 31, 2017	4,311	$11.88	to	$14.04	$55,272	0.00%	1.00%	to	3.05%	-1.51%	to	0.57%
December 31, 2016	9,109	$12.06	to	$13.96	$117,600	0.00%	1.00%	to	3.05%	-1.07%	to	1.01%

	Wells Fargo VT Omega Growth Fund (Class 2)
December 31, 2020	53	$44.39	to	$47.31	$2,487	0.00%	1.40%	to	2.00%	40.32%	to	41.18%
December 31, 2019	74	$31.63	to	$33.51	$2,489	0.00%	1.40%	to	2.00%	34.31%	to	35.13%
December 31, 2018	88	$23.55	to	$24.80	$2,168	0.00%	1.40%	to	2.00%	-1.74%	to	-1.14%
December 31, 2017	97	$23.97	to	$25.09	$2,430	0.01%	1.40%	to	2.00%	31.91%	to	32.72%
December 31, 2016	108	$18.17	to	$18.90	$2,046	0.00%	1.40%	to	2.00%	-1.49%	to	-0.88%

	Wells Fargo VT Omega Growth Fund (Class 1)
December 31, 2020	414	$40.61	to	$86.76	$20,768	0.00%	0.65%	to	2.75%	39.47%	to	42.48%
December 31, 2019	488	$28.72	to	$61.05	$17,421	0.00%	0.65%	to	2.75%	33.62%	to	36.50%
December 31, 2018	523	$21.20	to	$44.84	$13,688	0.00%	0.65%	to	2.75%	-2.26%	to	-0.14%
December 31, 2017	626	$21.39	to	$45.01	$16,862	0.25%	0.65%	to	2.75%	31.25%	to	34.08%
December 31, 2016	732	$16.08	to	$33.66	$14,728	0.00%	0.65%	to	2.75%	-2.00%	to	0.11%

A99

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Wells Fargo VT Small Cap Growth Fund (Class 1)
December 31, 2020	420	$38.70	to	$47.11	$18,548	0.00%	0.65%	to	2.50%	54.15%	to	57.07%
December 31, 2019	451	$25.11	to	$29.99	$12,734	0.00%	0.65%	to	2.50%	22.18%	to	24.50%
December 31, 2018	498	$20.55	to	$24.09	$11,346	0.00%	0.65%	to	2.50%	-1.08%	to	0.81%
December 31, 2017	538	$20.77	to	$23.90	$12,231	0.00%	0.65%	to	2.50%	22.99%	to	25.32%
December 31, 2016	599	$16.89	to	$19.07	$10,905	0.00%	0.65%	to	2.50%	5.41%	to	7.40%

	Wells Fargo VT International Equity Fund (Class 1)
December 31, 2020	404	$12.06	to	$21.76	$8,135	2.91%	0.65%	to	2.75%	2.00%	to	4.21%
December 31, 2019	489	$11.82	to	$20.88	$9,518	4.16%	0.65%	to	2.75%	12.33%	to	14.75%
December 31, 2018	543	$10.52	to	$18.38	$9,270	11.95%	0.65%	to	2.75%	-19.16%	to	-17.40%
December 31, 2017	672	$13.02	to	$22.54	$13,977	3.02%	0.65%	to	2.75%	21.44%	to	24.05%
December 31, 2016	711	$10.72	to	$18.40	$12,062	3.10%	0.65%	to	2.75%	0.42%	to	2.58%

	AST Bond Portfolio 2022
December 31, 2020	1,397	$11.10	to	$13.68	$17,609	0.00%	1.00%	to	3.05%	1.80%	to	3.96%
December 31, 2019	1,830	$10.90	to	$13.16	$22,267	0.00%	1.00%	to	3.05%	2.66%	to	4.83%
December 31, 2018	3,079	$10.62	to	$12.56	$35,805	0.00%	1.00%	to	3.05%	-3.21%	to	-1.15%
December 31, 2017	3,754	$10.97	to	$12.70	$44,338	0.00%	1.00%	to	3.05%	-1.52%	to	0.56%
December 31, 2016	8,845	$11.14	to	$12.63	$104,786	0.00%	1.00%	to	3.05%	-1.27%	to	0.81%

	AST Quantitative Modeling Portfolio
December 31, 2020	3,353	$16.13	to	$19.83	$63,752	0.00%	0.65%	to	2.75%	8.51%	to	10.85%
December 31, 2019	5,311	$14.86	to	$17.89	$91,510	0.00%	0.65%	to	2.75%	17.87%	to	20.42%
December 31, 2018	7,620	$12.61	to	$14.85	$107,939	0.00%	0.65%	to	2.75%	-9.11%	to	-7.14%
December 31, 2017	8,943	$13.87	to	$16.00	$136,765	0.00%	0.65%	to	2.75%	14.95%	to	17.42%
December 31, 2016	10,238	$12.07	to	$13.62	$133,794	0.00%	0.65%	to	2.75%	3.41%	to	5.63%

	AST BlackRock Global Strategies Portfolio
December 31, 2020	6,822	$12.19	to	$15.44	$98,326	0.00%	0.65%	to	3.05%	1.54%	to	4.06%
December 31, 2019	7,572	$12.00	to	$14.84	$105,246	0.00%	0.65%	to	3.05%	14.03%	to	16.86%
December 31, 2018	8,104	$10.52	to	$12.70	$96,136	0.00%	0.65%	to	3.05%	-8.18%	to	-5.90%
December 31, 2017	10,477	$11.46	to	$13.49	$132,987	0.00%	0.65%	to	3.05%	9.19%	to	11.88%
December 31, 2016	10,063	$10.50	to	$12.06	$114,370	0.00%	0.65%	to	3.05%	3.71%	to	6.27%

	Invesco V.I. Diversified Dividend Fund (Series I)
December 31, 2020	774	$18.21	to	$22.39	$16,298	3.05%	0.65%	to	2.75%	-2.61%	to	-0.51%
December 31, 2019	924	$18.70	to	$22.51	$19,684	2.74%	0.65%	to	2.75%	21.65%	to	24.28%
December 31, 2018	1,118	$15.01	to	$18.11	$19,317	2.28%	0.65%	to	3.05%	-10.41%	to	-8.18%
December 31, 2017	1,399	$16.76	to	$19.72	$26,417	1.62%	0.65%	to	3.05%	5.27%	to	7.87%
December 31, 2016	1,630	$15.92	to	$18.28	$28,586	1.32%	0.65%	to	3.05%	11.32%	to	14.07%

	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)
December 31, 2020	28	$11.90	to	$11.90	$328	2.62%	1.00%	to	1.00%	4.04%	to	4.04%
December 31, 2019	28	$11.44	to	$11.44	$318	2.75%	1.00%	to	1.00%	5.67%	to	5.67%
December 31, 2018	29	$10.83	to	$10.83	$309	3.15%	1.00%	to	1.00%	0.83%	to	0.83%
December 31, 2017	51	$10.74	to	$10.74	$552	2.92%	1.00%	to	1.00%	2.31%	to	2.31%
December 31, 2016	57	$10.49	to	$10.49	$597	2.85%	1.00%	to	1.00%	1.68%	to	1.68%

	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)
December 31, 2020	172	$35.66	to	$35.66	$6,127	0.00%	1.00%	to	1.00%	33.39%	to	33.39%
December 31, 2019	195	$26.74	to	$26.74	$5,211	0.00%	1.00%	to	1.00%	34.54%	to	34.54%
December 31, 2018	208	$19.87	to	$19.87	$4,143	0.00%	1.00%	to	1.00%	-4.90%	to	-4.90%
December 31, 2017	229	$20.90	to	$20.90	$4,783	0.00%	1.00%	to	1.00%	26.86%	to	26.86%
December 31, 2016	257	$16.47	to	$16.47	$4,226	0.00%	1.00%	to	1.00%	0.23%	to	0.23%

	Wells Fargo VT Opportunity Fund (Class 1)
December 31, 2020	83	$30.40	to	$31.13	$2,588	0.70%	1.40%	to	1.65%	19.32%	to	19.63%
December 31, 2019	95	$25.48	to	$26.02	$2,467	0.56%	1.40%	to	1.65%	29.64%	to	29.96%
December 31, 2018	111	$19.65	to	$20.02	$2,217	0.45%	1.40%	to	1.65%	-8.47%	to	-8.24%
December 31, 2017	117	$21.47	to	$21.82	$2,544	0.92%	1.40%	to	1.65%	18.74%	to	19.04%
December 31, 2016	134	$18.08	to	$18.33	$2,453	2.39%	1.40%	to	1.65%	10.67%	to	10.95%
A100

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Wells Fargo VT Opportunity Fund (Class 2)
December 31, 2020	173	$30.41	to	$30.41	$5,255	0.44%	1.40%	to	1.40%	19.31%	to	19.31%
December 31, 2019	184	$25.49	to	$25.49	$4,682	0.28%	1.40%	to	1.40%	29.63%	to	29.63%
December 31, 2018	208	$19.66	to	$19.66	$4,095	0.19%	1.40%	to	1.40%	-8.45%	to	-8.45%
December 31, 2017	241	$21.48	to	$21.48	$5,185	0.66%	1.40%	to	1.40%	18.76%	to	18.76%
December 31, 2016	267	$18.08	to	$18.08	$4,837	2.03%	1.40%	to	1.40%	10.66%	to	10.66%

	AST Prudential Core Bond Portfolio
December 31, 2020	12,182	$10.70	to	$13.38	$153,595	0.00%	0.65%	to	3.05%	2.81%	to	5.36%
December 31, 2019	9,439	$10.40	to	$12.70	$113,555	0.00%	0.65%	to	3.05%	6.41%	to	9.04%
December 31, 2018	7,471	$9.78	to	$11.65	$82,423	0.00%	0.65%	to	3.05%	-3.85%	to	-1.46%
December 31, 2017	8,326	$10.17	to	$11.82	$93,378	0.00%	0.65%	to	3.05%	2.46%	to	4.99%
December 31, 2016	7,314	$9.92	to	$11.26	$78,400	0.00%	0.65%	to	3.05%	1.04%	to	3.53%

	AST Bond Portfolio 2023
December 31, 2020	1,622	$10.06	to	$11.81	$18,541	0.00%	1.00%	to	2.75%	3.84%	to	5.71%
December 31, 2019	2,080	$9.45	to	$11.17	$22,614	0.00%	1.00%	to	3.05%	3.26%	to	5.44%
December 31, 2018	2,750	$9.15	to	$10.60	$27,534	0.00%	1.00%	to	3.05%	-3.32%	to	-1.27%
December 31, 2017	2,647	$9.47	to	$10.73	$26,687	0.00%	1.00%	to	3.05%	-1.40%	to	0.68%
December 31, 2016	4,426	$9.60	to	$10.66	$44,764	0.00%	1.00%	to	3.05%	-1.19%	to	0.89%

	AST MFS Growth Allocation Portfolio
December 31, 2020	10,350	$14.81	to	$18.32	$177,604	0.00%	0.65%	to	3.05%	6.52%	to	9.16%
December 31, 2019	10,054	$13.91	to	$16.78	$159,067	0.00%	0.65%	to	3.05%	19.02%	to	21.96%
December 31, 2018	10,166	$11.69	to	$13.76	$132,336	0.00%	0.65%	to	3.05%	-11.09%	to	-8.87%
December 31, 2017	12,192	$13.14	to	$15.10	$175,215	0.00%	0.65%	to	3.05%	12.95%	to	15.74%
December 31, 2016	13,126	$11.64	to	$13.04	$163,976	0.00%	0.65%	to	3.05%	1.15%	to	3.64%

	AST Western Asset Emerging Markets Debt Portfolio
December 31, 2020	292	$11.33	to	$12.43	$3,549	0.00%	0.65%	to	1.75%	5.57%	to	6.75%
December 31, 2019	302	$10.73	to	$11.65	$3,450	0.00%	0.65%	to	1.75%	12.84%	to	14.10%
December 31, 2018	197	$9.51	to	$10.21	$1,991	0.00%	0.65%	to	1.75%	-8.31%	to	-7.28%
December 31, 2017	303	$10.37	to	$11.01	$3,296	0.00%	0.65%	to	1.75%	7.39%	to	8.59%
December 31, 2016	106	$9.66	to	$10.14	$1,048	0.00%	0.65%	to	1.75%	8.67%	to	9.89%

	AST MFS Large-Cap Value Portfolio
December 31, 2020	3,715	$19.22	to	$22.98	$81,254	0.00%	0.65%	to	2.75%	1.04%	to	3.22%
December 31, 2019	3,384	$19.02	to	$22.26	$71,879	0.00%	0.65%	to	2.75%	25.79%	to	28.51%
December 31, 2018	3,112	$15.02	to	$17.33	$51,454	0.00%	0.65%	to	2.85%	-12.73%	to	-10.74%
December 31, 2017	4,511	$17.02	to	$19.41	$83,663	0.00%	0.65%	to	3.05%	13.77%	to	16.58%
December 31, 2016	4,326	$14.96	to	$16.65	$69,129	0.00%	0.65%	to	3.05%	9.99%	to	12.71%

	Invesco V.I. Mid Cap Growth Fund (Series I) (merged April 30, 2020)
December 31, 2020	—	$17.87	to	$20.77	$—	0.00%	0.65%	to	2.50%	-6.29%	to	-5.71%
December 31, 2019	672	$18.85	to	$22.03	$14,101	0.00%	0.65%	to	2.65%	30.78%	to	33.47%
December 31, 2018	713	$14.02	to	$16.51	$11,252	0.00%	0.65%	to	3.05%	-8.48%	to	-6.20%
December 31, 2017	770	$15.32	to	$17.60	$13,010	0.00%	0.65%	to	3.05%	18.77%	to	21.70%
December 31, 2016	847	$12.90	to	$14.46	$11,827	0.00%	0.65%	to	3.05%	-2.31%	to	0.10%

	AST Bond Portfolio 2024
December 31, 2020	654	$9.90	to	$11.70	$7,133	0.00%	1.00%	to	3.05%	5.34%	to	7.57%
December 31, 2019	1,666	$9.40	to	$10.88	$17,060	0.00%	1.00%	to	3.05%	4.67%	to	6.88%
December 31, 2018	7,218	$8.98	to	$10.18	$69,796	0.00%	1.00%	to	3.05%	-3.69%	to	-1.64%
December 31, 2017	5,920	$9.32	to	$10.35	$58,693	0.00%	1.00%	to	3.05%	-1.41%	to	0.67%
December 31, 2016	527	$9.45	to	$10.28	$5,203	0.00%	1.00%	to	3.05%	-1.19%	to	0.89%

	AST AQR Emerging Markets Equity Portfolio (merged August 14, 2020)
December 31, 2020	—	$10.61	to	$11.54	$—	0.00%	0.65%	to	1.75%	-2.12%	to	-1.44%
December 31, 2019	216	$10.84	to	$11.70	$2,451	0.00%	0.65%	to	1.75%	15.74%	to	17.04%
December 31, 2018	305	$9.37	to	$10.00	$2,983	0.00%	0.65%	to	1.75%	-20.38%	to	-19.48%
December 31, 2017	410	$11.77	to	$12.42	$4,975	0.00%	0.65%	to	1.75%	32.60%	to	34.07%
December 31, 2016	215	$8.88	to	$9.26	$1,944	0.00%	0.65%	to	1.75%	11.39%	to	12.63%

A101

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST ClearBridge Dividend Growth Portfolio
December 31, 2020	3,037	$18.51	to	$21.89	$63,514	0.00%	0.65%	to	2.75%	1.85%	to	4.05%
December 31, 2019	3,183	$17.79	to	$21.04	$63,987	0.00%	0.65%	to	3.05%	27.04%	to	30.18%
December 31, 2018	2,982	$14.01	to	$16.16	$45,986	0.00%	0.65%	to	3.05%	-7.69%	to	-5.39%
December 31, 2017	4,114	$15.17	to	$17.08	$67,379	0.00%	0.65%	to	3.05%	14.80%	to	17.64%
December 31, 2016	4,095	$13.22	to	$14.52	$57,381	0.00%	0.65%	to	3.05%	11.40%	to	14.15%

	Columbia Variable Portfolio - Government Money Market Fund (Class 1)
December 31, 2020	372	$9.45	to	$9.64	$3,583	0.09%	1.00%	to	1.25%	-0.98%	to	-0.73%
December 31, 2019	77	$9.55	to	$9.71	$749	1.86%	1.00%	to	1.25%	0.58%	to	0.83%
December 31, 2018	80	$9.49	to	$9.63	$773	1.47%	1.00%	to	1.25%	0.24%	to	0.49%
December 31, 2017	96	$9.47	to	$9.58	$917	0.41%	1.00%	to	1.25%	-0.83%	to	-0.58%
December 31, 2016	94	$9.55	to	$9.64	$904	0.01%	1.00%	to	1.25%	-1.24%	to	-0.98%

	Columbia Variable Portfolio - Income Opportunities Fund (Class 1)
December 31, 2020	11	$13.60	to	$13.60	$148	4.75%	1.00%	to	1.00%	4.84%	to	4.84%
December 31, 2019	13	$12.97	to	$12.97	$165	5.11%	1.00%	to	1.00%	15.30%	to	15.30%
December 31, 2018	13	$11.25	to	$11.25	$147	5.00%	1.00%	to	1.00%	-4.72%	to	-4.72%
December 31, 2017	14	$11.81	to	$11.81	$166	6.12%	1.00%	to	1.00%	5.50%	to	5.50%
December 31, 2016	15	$11.19	to	$11.19	$169	11.11%	1.00%	to	1.00%	9.82%	to	9.82%

	AST AQR Large-Cap Portfolio (merged August 14, 2020)
December 31, 2020	—	$17.34	to	$19.82	$—	0.00%	0.65%	to	2.45%	-0.80%	to	0.34%
December 31, 2019	193	$17.48	to	$19.75	$3,660	0.00%	0.65%	to	2.45%	19.58%	to	21.78%
December 31, 2018	228	$14.58	to	$16.22	$3,555	0.00%	0.65%	to	2.50%	-10.44%	to	-8.73%
December 31, 2017	269	$16.28	to	$17.77	$4,602	0.00%	0.65%	to	2.50%	19.09%	to	21.34%
December 31, 2016	347	$13.67	to	$14.64	$4,934	0.00%	0.65%	to	2.50%	7.94%	to	9.98%

	AST Large-Cap Core Portfolio
December 31, 2020	289	$19.86	to	$22.86	$6,307	0.00%	0.65%	to	2.45%	8.42%	to	10.42%
December 31, 2019	153	$18.07	to	$20.70	$3,013	0.00%	0.65%	to	2.65%	21.87%	to	24.38%
December 31, 2018	175	$14.83	to	$16.64	$2,785	0.00%	0.65%	to	2.65%	-9.63%	to	-7.76%
December 31, 2017	203	$16.41	to	$18.04	$3,506	0.00%	0.65%	to	2.65%	18.20%	to	20.62%
December 31, 2016	221	$13.88	to	$14.96	$3,198	0.00%	0.65%	to	2.65%	7.93%	to	10.14%

	AST Bond Portfolio 2025
December 31, 2020	479	$11.85	to	$13.72	$6,126	0.00%	1.00%	to	3.05%	7.95%	to	10.23%
December 31, 2019	2,157	$10.98	to	$12.45	$25,283	0.00%	1.00%	to	3.05%	5.40%	to	7.63%
December 31, 2018	8,174	$10.42	to	$11.56	$90,198	0.00%	1.00%	to	3.05%	-3.78%	to	-1.73%
December 31, 2017	693	$10.82	to	$11.77	$7,842	0.00%	1.00%	to	3.05%	-1.27%	to	0.81%
December 31, 2016	1,855	$10.96	to	$11.67	$20,960	0.00%	1.00%	to	3.05%	-0.65%	to	1.45%

	AST Bond Portfolio 2026
December 31, 2020	3,635	$10.59	to	$12.00	$41,514	0.00%	1.00%	to	3.05%	7.30%	to	9.57%
December 31, 2019	7,987	$9.87	to	$10.96	$84,521	0.00%	1.00%	to	3.05%	6.67%	to	8.93%
December 31, 2018	10,593	$9.25	to	$10.06	$102,851	0.00%	1.00%	to	3.05%	-4.07%	to	-2.04%
December 31, 2017	11,718	$9.64	to	$10.27	$116,811	0.00%	1.00%	to	3.05%	-0.69%	to	1.40%
December 31, 2016	19,521	$9.71	to	$10.12	$193,616	0.00%	1.00%	to	3.05%	-1.03%	to	1.06%

	AST Bond Portfolio 2027 (available January 4, 2016)
December 31, 2020	4,852	$10.82	to	$12.01	$55,824	0.00%	1.00%	to	3.05%	8.46%	to	10.75%
December 31, 2019	5,790	$9.97	to	$10.85	$61,041	0.00%	1.00%	to	3.05%	7.31%	to	9.58%
December 31, 2018	14,157	$9.29	to	$9.90	$136,811	0.00%	1.00%	to	3.05%	-4.29%	to	-2.25%
December 31, 2017	15,774	$9.71	to	$10.12	$156,690	0.00%	1.00%	to	3.05%	-0.44%	to	1.66%
December 31, 2016	24,776	$9.75	to	$9.96	$244,297	0.00%	1.00%	to	3.05%	-2.46%	to	-0.40%

	NVIT Emerging Markets Fund (Class D) (available August 5, 2016)
December 31, 2020	1,824	$13.92	to	$15.30	$27,146	1.59%	0.65%	to	2.75%	9.82%	to	12.19%
December 31, 2019	2,230	$12.68	to	$13.63	$29,747	2.05%	0.65%	to	2.75%	19.21%	to	21.79%
December 31, 2018	2,479	$10.56	to	$11.20	$27,326	0.34%	0.65%	to	3.05%	-20.24%	to	-18.25%
December 31, 2017	2,833	$13.23	to	$13.69	$38,429	0.96%	0.65%	to	3.05%	36.81%	to	40.18%
December 31, 2016	3,218	$9.67	to	$9.77	$31,343	0.82%	0.65%	to	3.05%	-4.47%	to	-3.53%

A102

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2028 (available January 3, 2017)
December 31, 2020	6	$11.50	to	$12.30	$71	0.00%		1.00%	to	2.65%	11.64%	to	13.54%
December 31, 2019	1,044	$10.18	to	$10.84	$11,171	0.00%		1.00%	to	3.05%	8.19%	to	10.47%
December 31, 2018	4,570	$9.41	to	$9.81	$44,211	0.00%		1.00%	to	3.05%	-5.06%	to	-3.04%
December 31, 2017	551	$9.91	to	$10.12	$5,521	0.00%		1.00%	to	3.05%	-0.91%	to	1.18%
December 31, 2016	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2029 (available January 2, 2018)
December 31, 2020	—	$11.71	to	$12.47	$—	0.00%		1.00%	to	3.05%	12.75%	to	15.13%
December 31, 2019	2,379	$10.38	to	$10.83	$25,528	0.00%		1.00%	to	3.05%	8.87%	to	11.17%
December 31, 2018	777	$9.58	to	$9.74	$7,497	0.00%		1.00%	to	2.65%	-4.22%	to	-2.59%
December 31, 2017	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2030 (available January 2, 2019)
December 31, 2020	6,897	$12.31	to	$12.84	$87,755	0.00%		1.00%	to	3.05%	11.02%	to	13.37%
December 31, 2019	1,454	$11.13	to	$11.33	$16,373	0.00%		1.00%	to	2.75%	11.25%	to	13.26%
December 31, 2018	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2031 (available January 2, 2020)
December 31, 2020	6,403	$10.97	to	$11.21	$71,411	0.00%		1.00%	to	3.05%	9.77%	to	12.08%
December 31, 2019	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%

	MFS® International Growth Portfolio (Service Shares) (available May 18, 2020)
December 31, 2020	40	$13.40	to	$13.41	$539	0.68%		1.20%	to	1.30%	29.95%	to	30.03%
December 31, 2019	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Bond Series (Service Shares) (available May 18, 2020)
December 31, 2020	179	$10.68	to	$10.69	$1,912	1.99%		1.20%	to	1.30%	6.90%	to	6.96%
December 31, 2019	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Series (Service Shares) (available May 18, 2020)
December 31, 2020	99	$12.00	to	$12.00	$1,185	1.77%		1.20%	to	1.30%	17.38%	to	17.45%
December 31, 2019	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Value Series (Service Shares) (available May 18, 2020)
December 31, 2020	57	$12.67	to	$12.68	$727	0.78%		1.20%	to	1.30%	21.73%	to	21.80%
December 31, 2019	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%

	Prudential Government Money Market Portfolio (Class III) (available May 18, 2020)
December 31, 2020	6,560	$10.00	to	$10.00	$65,602	0.00%	(1)	0.00%	to	0.00%	0.00%	to	0.00%	(1)
December 31, 2019	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%		0.00%	to	0.00%	0.00%	to	0.00%

A103

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I) (available April 30, 2020)
December 31, 2020	1,095	$14.34	to	$14.52	$15,832	0.00%	0.65%	to	2.50%	45.78%	to	47.62%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Global Bond Portfolio (available November 13, 2020)
December 31, 2020	10,803	$10.05	to	$10.08	$108,803	0.00%	0.65%	to	2.75%	0.53%	to	0.81%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**    These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

*** These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2020 or from the effective date of the subaccount through the end of the reporting period.

(1)     Amount is less than 0.01%.

Note 8:    Charges and Expenses
The following represents the various charges and expenses of the Account which are paid to Prudential Annuities.
Each contract funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted either annually or at the time that certain transactions are made.
Insurance Charge - The insurance charge is the combination of the mortality and expense risk charges and the administrative charge. The insurance charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the net assets of each subaccount. This charge is assessed through a reduction in unit values.
A104

Note 8:    Charges and Expenses (continued)

Distribution Charge - The distribution charge is deducted by the Account on certain contracts for a specified time of period. The distribution charge is intended to compensate Prudential Annuities for a portion of the acquisition expenses under the annuity, including promotion and distribution of the annuity. The distribution charge is expressed as an annual charge; however, the daily equivalent is deducted on a daily basis from the net assets of each subaccount. This charge is assessed through a reduction in unit values.
Annual Maintenance Fee - An annual maintenance fee of up to $35 is deducted at the end of each annuity year and upon surrender of the annuity. The annual maintenance fee on certain contracts may be less than $35, may be zero or, under certain circumstances, may be waived based on the account value of the annuity on the anniversary date when the charge is deducted. This charge is assessed through the redemption of units.
Transfer Fees - Transfer fees are charged at a rate of $10 for each transfer after the 20th in each annuity year, as set forth in the respective prospectuses. These charges are assessed through the redemption of units.
Contingent Deferred Sales Charges - Contingent deferred sales charges from 0% to 9% may apply to certain withdrawals from the annuities and upon surrender of the annuity. When applicable, contingent deferred sales charges will apply for a maximum number of years depending on the type of contract. The maximum number of years may be based on the number of years since each purchase payment is applied or from the issue date of the annuity. Certain annuities do not deduct a contingent deferred sales charge upon surrender or withdrawal. Please refer to the prospectus for the contract for a complete description of the contingent deferred sales charge, as well as for any exceptions to the provision that may apply to certain withdrawals during each annuity year. These charges are assessed through the redemption of units.
Premium Taxes - Some states and municipalities impose premium taxes, which currently range up to 3.5% on variable immediate annuity contracts. Depending on the product, these charges are deducted before the net amount is allocated to the investment options in the Account or are assessed through the redemption of units at annuitization.
Optional Benefit Charges - Prior to November 18, 2002, Prudential Annuities offered certain optional benefits as riders to the various contracts where the annual charge to purchase the rider was deducted from the annuity on an annual basis in arrears. Charges on these benefits will continue to be deducted in the same manner. Effective as of November 18, 2002, Prudential Annuities offers riders for optional benefits whose annual charge is deducted on a daily basis from the net assets of each subaccount. The daily charge for the optional benefits is deducted in the same manner as the insurance charge and the distribution charge (if applicable). These charges are assessed through a reduction in unit values.
The following are the base and maximum combined insurance, distribution (when applicable), and optional benefit charges of the respective contracts.

A105

Note 8:    Charges and Expenses (continued)

Products	Base	Maximum
ACN	1.40%	1.65%
Apex	1.40%	2.15%
Apex II	1.65%	3.05%
AS Cornerstone	1.15%	2.55%
AS Impact	1.00%	1.50%
AS Protector	1.40%	1.65%
ASAIA	1.25%	2.25%
ASAP	1.40%	1.65%
ASAP II	1.40%	2.15%
ASAP II Premier	1.40%	1.65%
ASAP III	0.65%	2.60%
ASL	1.40%	2.15%
ASL II	1.65%	3.05%
ASL II Premier	1.65%	2.25%
ASL Premier	1.40%	1.65%
ASVIA	1.25%	1.25%
Choice	0.90%	0.90%
Choice 2000	0.65%	2.05%
Defined Investments Annuity	1.00%	1.75%
Emerald Choice	1.40%	2.15%
Galaxy III	1.00%	1.25%
Harvester Variable Annuity	1.40%	1.65%
Harvester XTra Credit	1.40%	1.65%
Imperium	1.40%	2.15%
Optimum	0.65%	2.65%
Optimum Four	1.65%	3.05%
Optimum Plus	0.65%	3.05%
Optimum XTra	1.75%	3.10%
Prudential FlexGuard	1.20%	1.30%
PSA	1.40%	1.40%
Stagecoach	1.40%	2.15%
Stagecoach Apex II	1.65%	3.00%
Stagecoach ASAP III	1.25%	2.60%
Stagecoach Extra Credit	1.40%	2.15%
Stagecoach Flex	1.40%	2.15%
Stagecoach VA+	1.40%	2.15%
Stagecoach XTra Credit SIX	1.65%	3.00%
Wells Fargo Stagecoach Apex	1.40%	2.15%
XTra Credit	1.40%	2.15%
XTra Credit EIGHT	1.75%	3.10%
XTra Credit FOUR	1.40%	2.15%
XTra Credit FOUR Premier	1.40%	1.65%
XTra Credit Premier	1.40%	1.65%
XTra Credit SIX	0.65%	3.05%

A106

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account before the annuitization date.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes, including amounts transferred to individual subaccounts by the general account to cover greater longevity of annuitants for contracts in payout and remittance of remediation credits to contract owners.

Annuity payments represent periodic payments distributed under the terms of the contract.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contracts, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

A107

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Prudential Annuities Life Assurance Corporation
and the Contract Owners of Prudential Annuities Life Assurance Corporation Variable Account B

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account B in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of the Prudential Annuities Life Assurance Corporation Variable Account B as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AST T. Rowe Price Large-Cap Growth Portfolio (1)	ProFund VP Short Small-Cap (1)
AST Government Money Market Portfolio (1)	ProFund VP Small-Cap Value (1)
AST Cohen & Steers Realty Portfolio (1)	ProFund VP Technology (1)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	ProFund VP Telecommunications (1)
AST T. Rowe Price Large-Cap Value Portfolio (1)	ProFund VP UltraMid-Cap (1)
AST High Yield Portfolio (1)	ProFund VP UltraNASDAQ-100 (1)
AST Small-Cap Growth Opportunities Portfolio (1)	ProFund VP UltraSmall-Cap (1)
AST WEDGE Capital Mid-Cap Value Portfolio (1)	ProFund VP Utilities (1)
AST Small-Cap Value Portfolio (1)	ProFund VP Large-Cap Growth (1)
AST Mid-Cap Growth Portfolio (1)	ProFund VP Large-Cap Value (1)
AST Goldman Sachs Small-Cap Value Portfolio (1)	Rydex VT Nova Fund (1)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	Rydex VT NASDAQ-100® Fund (1)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	Rydex VT Inverse S&P 500® Strategy Fund (1)
AST MFS Growth Portfolio (1)	Invesco V.I. Health Care Fund (Series I) (1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio (1)	Invesco V.I. Technology Fund (Series I) (1)
AST Small-Cap Growth Portfolio (1)	Wells Fargo VT Index Asset Allocation Fund (Class 2) (1)
AST BlackRock Low Duration Bond Portfolio (1)	Wells Fargo VT International Equity Fund (Class 2) (1)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	Wells Fargo VT Small Cap Growth Fund (Class 2) (1)
AST QMA US Equity Alpha Portfolio (1)	AST Fidelity Institutional AM℠ Quantitative Portfolio (1)
AST T. Rowe Price Natural Resources Portfolio (1)	AST Prudential Growth Allocation Portfolio (1)
AST T. Rowe Price Asset Allocation Portfolio (1)	AST Advanced Strategies Portfolio (1)
AST International Value Portfolio (1)	AST Investment Grade Bond Portfolio (1)
AST MFS Global Equity Portfolio (1)	AST Cohen & Steers Global Realty Portfolio (1)
AST J.P. Morgan International Equity Portfolio (1)	AST Emerging Markets Equity Portfolio (1)
AST Templeton Global Bond Portfolio (2)	AST Bond Portfolio 2020 (4)
AST International Growth Portfolio (1)	AST Jennison Large-Cap Growth Portfolio (1)
AST Wellington Management Hedged Equity Portfolio (1)	AST Bond Portfolio 2021 (1)
AST Capital Growth Asset Allocation Portfolio (1)	Wells Fargo VT Omega Growth Fund (Class 2) (1)
AST Academic Strategies Asset Allocation Portfolio (1)	Wells Fargo VT Omega Growth Fund (Class 1) (1)
AST Balanced Asset Allocation Portfolio (1)	Wells Fargo VT Small Cap Growth Fund (Class 1) (1)
AST Preservation Asset Allocation Portfolio (1)	Wells Fargo VT International Equity Fund (Class 1) (1)
A108

AST AllianzGI World Trends Portfolio (1)	AST Bond Portfolio 2022 (1)
AST J.P. Morgan Global Thematic Portfolio (1)	AST Quantitative Modeling Portfolio (1)
AST Goldman Sachs Multi-Asset Portfolio (1)	AST BlackRock Global Strategies Portfolio (1)
AST Western Asset Core Plus Bond Portfolio (1)	Invesco V.I. Diversified Dividend Fund (Series I) (1)
Davis Value Portfolio (1)	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1) (1)
Columbia Variable Portfolio - Asset Allocation Fund (Class 1) (3)	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1) (1)
Columbia Variable Portfolio - Small Company Growth Fund (Class 1) (1)	Wells Fargo VT Opportunity Fund (Class 1) (1)
Prudential SP International Growth Portfolio (Class I) (1)	Wells Fargo VT Opportunity Fund (Class 2) (1)
ProFund VP Asia 30 (1)	AST Prudential Core Bond Portfolio (1)
ProFund VP Banks (1)	AST Bond Portfolio 2023 (1)
ProFund VP Bear (1)	AST MFS Growth Allocation Portfolio (1)
ProFund VP Biotechnology (1)	AST Western Asset Emerging Markets Debt Portfolio (1)
ProFund VP Basic Materials (1)	AST MFS Large-Cap Value Portfolio (1)
ProFund VP UltraBull (1)	Invesco V.I. Mid Cap Growth Fund (Series I) (5)
ProFund VP Bull (1)	AST Bond Portfolio 2024 (1)
ProFund VP Consumer Services (1)	AST AQR Emerging Markets Equity Portfolio (6)
ProFund VP Consumer Goods (1)	AST ClearBridge Dividend Growth Portfolio (1)
ProFund VP Oil & Gas (1)	Columbia Variable Portfolio - Government Money Market Fund (Class 1) (1)
ProFund VP Europe 30 (1)	Columbia Variable Portfolio - Income Opportunities Fund (Class 1) (1)
ProFund VP Financials (1)	AST AQR Large-Cap Portfolio (6)
ProFund VP U.S. Government Plus (1)	AST Large-Cap Core Portfolio (1)
ProFund VP Health Care (1)	AST Bond Portfolio 2025 (1)
Access VP High Yield Fund (1)	AST Bond Portfolio 2026 (1)
ProFund VP Industrials (1)	AST Bond Portfolio 2027 (1)
ProFund VP Internet (1)	NVIT Emerging Markets Fund (Class D) (1)
ProFund VP Japan (1)	AST Bond Portfolio 2028 (1)
ProFund VP Precious Metals (1)	AST Bond Portfolio 2029 (1)
ProFund VP Mid-Cap Growth (1)	AST Bond Portfolio 2030 (7)
ProFund VP Mid-Cap Value (1)	AST Bond Portfolio 2031 (8)
ProFund VP Pharmaceuticals (1)	MFS® International Growth Portfolio (Service Shares) (9)
ProFund VP Real Estate (1)	MFS® Total Return Bond Series (Service Shares) (9)
ProFund VP Rising Rates Opportunity (1)	MFS® Total Return Series (Service Shares) (9)
ProFund VP NASDAQ-100 (1)	MFS® Value Series (Service Shares) (9)
ProFund VP Semiconductor (1)	Prudential Government Money Market Portfolio (Class III) (9)
ProFund VP Small-Cap Growth (1)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I) (10)
ProFund VP Short Mid-Cap (1)	AST Global Bond Portfolio (11)
ProFund VP Short NASDAQ-100 (1)

A109

(1)Statement of net assets as of December 31, 2020, statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.
(2)Statement of net assets as of November 13, 2020 (date of merger), statement of operations for the period January 1, 2020 to November 13, 2020 and statement of changes in net assets for the period January 1, 2020 to November 13, 2020 and for the year ended December 31, 2019.
(3)Statement of net assets as of April 24, 2020 (date of liquidation), statement of operations for the period January 1, 2020 to April 24, 2020 and statement of changes in net assets for the period January 1, 2020 to April 24, 2020 and for the year ended December 31, 2019.
(4)Statement of net assets as of December 31, 2020 (date of liquidation), statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.
(5)Statement of net assets as of April 30, 2020 (date of merger), statement of operations for the period January 1, 2020 to April 30, 2020 and statement of changes in net assets for the period January 1, 2020 to April 30, 2020 and for the year ended December 31, 2019.
(6)Statement of net assets as of August 14, 2020 (date of merger), statement of operations for the period January 1, 2020 to August 14, 2020 and statement of changes in net assets for the period January 1, 2020 to August 14, 2020 and for the year ended December 31, 2019.
(7)Statement of net assets as of December 31, 2020, statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the year ended December 31, 2020 and for the period January 2, 2019 to December 31, 2019.
(8)Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period January 2, 2020 (commencement of operations) to December 31, 2020.
(9)Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period May 18, 2020 (commencement of operations) to December 31, 2020.
(10)Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period April 30, 2020 (commencement of operations) to December 31, 2020.
(11)Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period November 13, 2020 (commencement of operations) to December 31, 2020.

Basis for Opinions

These financial statements are the responsibility of the Prudential Annuities Life Assurance Corporation management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account B based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account B in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 9, 2021

We have served as the auditor of one or more of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account B since 2003.
A110

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Prudential Annuities Life Assurance Corporation (the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2020, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2020.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 19, 2021

Prudential Annuities Life Assurance Corporation
Statements of Financial Position
December 31, 2020 and 2019 (in thousands, except share amounts)

	December 31, 2020	December 31, 2019
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2020-$686) (amortized cost: 2020-$16,177,891; 2019-$12,465,746)	$18,584,685	$13,202,365
Fixed maturities, trading, at fair value (amortized cost: 2020-$1,017,771; 2019-$349,428)	1,114,142	383,198
Equity securities, at fair value (cost: 2020-$279,096; 2019-$63,647)	288,082	67,503
Commercial mortgage and other loans (net of $7,382 and $2,663 allowance for credit losses at December 31, 2020 and 2019, respectively)(1)	1,765,770	1,471,522
Policy loans	11,806	12,366
Short-term investments	318,161	335,358
Other invested assets (includes $204,863 and $10,492 of assets measured at fair value at December 31, 2020 and 2019, respectively)	818,810	474,013
Total investments	22,901,456	15,946,325
Cash and cash equivalents	1,069,211	2,795,163
Deferred policy acquisition costs(1)	4,237,780	4,455,683
Accrued investment income	121,604	102,724
Reinsurance recoverables	694,040	621,510
Income taxes(1)	1,448,714	1,202,714
Value of business acquired	27,247	30,025
Deferred sales inducements	714,598	812,724
Receivables from parent and affiliates	87,620	62,765
Other assets	767,540	139,933
Separate account assets	32,205,296	32,665,431
TOTAL ASSETS	$64,275,106	$58,834,997
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$18,560,891	$12,932,461
Policyholders’ account balances	9,181,459	6,180,359
Payables to parent and affiliates	47,345	185,156
Short-term debt	119,671	242,094
Long-term debt	299,747	419,418
Reinsurance payables	178,860	235,318
Other liabilities(1)	980,692	447,405
Separate account liabilities	32,205,296	32,665,431
Total liabilities	61,573,961	53,307,642
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 15)
EQUITY
Common stock, $100 par value; 25,000 shares authorized, issued and outstanding	2,500	2,500
Additional paid-in capital	4,382,936	5,142,936
Retained earnings / (accumulated deficit)	(3,217,350)	(46,693)
Accumulated other comprehensive income (loss)	1,533,059	428,612
Total equity	2,701,145	5,527,355
TOTAL LIABILITIES AND EQUITY	$64,275,106	$58,834,997
(1) December 31, 2020 amounts include the impacts of the January 1, 2020 adoption of ASU 2016-13. See Note 2 for details.
See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation
Statements of Operations and Comprehensive Income
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	2020	2019	2018
REVENUES
Premiums	$60,585	$59,550	$67,265
Policy charges and fee income	1,943,599	2,081,046	2,171,278
Net investment income	579,261	551,548	402,808
Asset administration fees and other income	452,071	440,483	389,156
Realized investment gains (losses), net	(5,260,940)	(2,681,320)	884,073
TOTAL REVENUES	(2,225,424)	451,307	3,914,580
BENEFITS AND EXPENSES
Policyholders’ benefits	222,612	143,925	187,088
Interest credited to policyholders’ account balances	180,160	161,209	249,175
Amortization of deferred policy acquisition costs	404,014	272,853	589,795
Commission expense	797,909	889,593	862,338
General, administrative and other expenses	204,866	264,155	181,964
TOTAL BENEFITS AND EXPENSES	1,809,561	1,731,735	2,070,360
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(4,034,985)	(1,280,428)	1,844,220
Income tax expense (benefit)	(865,720)	(291,101)	161,504
NET INCOME (LOSS)	$(3,169,265)	$(989,327)	$1,682,716
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	286	182	(1,354)
Net unrealized investment gains (losses)	1,397,749	953,250	(248,688)
Total	1,398,035	953,432	(250,042)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	293,588	200,447	(52,510)
Other comprehensive income (loss), net of taxes	1,104,447	752,985	(197,532)
Comprehensive income (loss)	$(2,064,818)	$(236,342)	$1,485,184

See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation
Statements of Equity
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings/ (Accumulated Deficit)	Accumulated Other Comprehensive Income (loss)	Total Equity
Balance, December 31, 2017	$2,500	$7,145,436	$(776,762)	$(90,124)	$6,281,050
Cumulative effect of adoption of ASU 2016-01			337	(3)	334
Cumulative effect of adoption of ASU 2018-02			36,714	(36,714)	0
Return of capital		(1,025,000)			(1,025,000)
Comprehensive income (loss):
Net income (loss)			1,682,716		1,682,716
Other comprehensive income (loss), net of tax				(197,532)	(197,532)
Total comprehensive income (loss)					1,485,184
Balance, December 31, 2018	2,500	6,120,436	943,005	(324,373)	6,741,568
Cumulative effect of adoption of accounting changes(1)			(371)		(371)
Return of capital		(977,500)			(977,500)
Comprehensive income (loss):
Net income (loss)			(989,327)		(989,327)
Other comprehensive income (loss), net of tax				752,985	752,985
Total comprehensive income (loss)					(236,342)
Balance, December 31, 2019	2,500	5,142,936	(46,693)	428,612	5,527,355
Cumulative effect of adoption of accounting changes(2)			(1,392)		(1,392)
Return of capital		(760,000)			(760,000)
Comprehensive income (loss):
Net income (loss)			(3,169,265)		(3,169,265)
Other comprehensive income (loss), net of tax				1,104,447	1,104,447
Total comprehensive income (loss)					(2,064,818)
Balance, December 31, 2020	$2,500	$4,382,936	$(3,217,350)	$1,533,059	$2,701,145
(1) Includes the impact from the adoption of ASU 2017-08 and 2017-12.
(2) Includes the impact from the adoption of ASU 2016-13. See Note 2.

See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation
Statements of Cash Flows
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	2020	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(3,169,265)	$(989,327)	$1,682,716
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	249	(813)	(2,686)
Realized investment (gains) losses, net	5,260,940	2,681,320	(884,073)
Depreciation and amortization	(3)	865	7,905
Interest credited to policyholders’ account balances	180,160	161,209	249,175
Change in:
Future policy benefits	1,251,451	1,110,089	1,095,204
Accrued investment income	(18,880)	(11,829)	(2,564)
Net receivables from/payables to parent and affiliates	(7,370)	1,463	(3,163)
Deferred sales inducements	(1,088)	(790)	(2,885)
Deferred policy acquisition costs	64,862	(139,774)	216,799
Income taxes	(539,218)	(438,541)	204,634
Reinsurance recoverables, net	(36,705)	(3,524)	(33,703)
Derivatives, net	(1,753,629)	(193,119)	131,874
Other, net	(60,413)	38,037	167,939
Cash flows from (used in) operating activities	1,171,091	2,215,266	2,827,172
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	708,254	852,596	2,534,470
Fixed maturities, trading	391,557	149	99,656
Equity securities	30,830	8,807	7,896
Commercial mortgage and other loans	33,321	265,657	143,331
Policy loans	1,435	1,439	675
Other invested assets	43,213	27,065	29,103
Short-term investments	8,209,495	1,109,061	984,409
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(4,445,138)	(3,538,800)	(2,230,936)
Fixed maturities, trading	(1,068,178)	(54,862)	(231,316)
Equity securities	(241,755)	(52,244)	(14,221)
Commercial mortgage and other loans	(311,670)	(382,407)	(125,007)
Policy loans	(167)	(295)	(187)
Other invested assets	(176,496)	(169,863)	(167,930)
Short-term investments	(8,192,050)	(1,406,312)	(311,277)
Notes receivable from parent and affiliates, net	579	(15,442)	3,518
Derivatives, net	522,640	(18,334)	1,073
Other, net	0	0	(69)
Cash flows from (used in) investing activities	(4,494,130)	(3,373,785)	723,188
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	6,666,325	4,012,627	3,150,952
Ceded policyholders’ account deposits	(35,440)	(16,068)	(47,449)
Policyholders’ account withdrawals	(4,032,737)	(3,320,216)	(2,727,850)
Ceded policyholders' account withdrawals	37,612	35,566	30,341
Cash collateral for loaned securities	0	(384)	(16,999)

Prudential Annuities Life Assurance Corporation

Repayments of debt (maturities longer than 90 days)	0	(274,569)	(43,734)
Net increase/(decrease) in short-term borrowing	(242,094)	7,916	0
Drafts outstanding	8,857	(7,503)	(7,026)
Distribution to parent	(760,000)	(977,500)	(1,025,000)
Other, net	(45,436)	(9,721)	0
Cash flows from (used in) financing activities	1,597,087	(549,852)	(686,765)
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,725,952)	(1,708,371)	2,863,595
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	2,795,163	4,503,534	1,639,939
CASH AND CASH EQUIVALENTS, END OF YEAR	$1,069,211	$2,795,163	$4,503,534
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$(326,503)	$147,441	$(43,130)
Interest paid	$24,942	$26,719	$33,901
Significant Non-Cash Transactions
There were no significant non-cash transactions for the years ended December 31, 2020, 2019 and 2018.

See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

1.    BUSINESS AND BASIS OF PRESENTATION
Prudential Annuities Life Assurance Corporation (the “Company” or “PALAC”), with its principal offices in Shelton, Connecticut, is a wholly-owned subsidiary of Prudential Annuities, Inc. (“PAI”), which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey corporation.

The Company has developed long-term savings and retirement products, which are distributed through its affiliated broker dealer company, Prudential Annuities Distributors, Inc. (“PAD”), and third-party distribution networks. The Company issued variable and fixed deferred and immediate annuities for individuals and groups in the United States of America and Puerto Rico. In addition, the Company has a relatively small in-force block of variable life insurance policies. The Company ceased offering these products in March 2010. However, the Company continues to accept additional customer deposits on certain in-force contracts, subject to applicable contract provisions and administrative rules. In 2018, the Company resumed offering annuity products to new investors (except in New York).

The Company surrendered its New York license effective December 31, 2015, and reinsured the majority of its New York business to an affiliate, The Prudential Insurance Company of America (“Prudential Insurance”). The license surrender relieves the Company of the requirement to hold New York statutory reserves on its business in excess of the statutory reserves required by its domiciliary regulator, the Arizona Department of Insurance ("AZDOI"). For the small portion of New York business retained by the Company, a custodial account has been established to hold collateral assets in an amount equal to a percentage of the reserves associated with such business, as calculated in accordance with PALAC's New York Regulation 109 Plan approved by the New York Department of Financial Services.

Effective April 1, 2016, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, from Pruco Life Insurance Company ("Pruco Life"), excluding the Pruco Life Insurance Company of New Jersey ("PLNJ") business which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. This reinsurance agreement covers new and in-force business and excludes business reinsured externally. As of December 31, 2020, Pruco Life discontinued the sales of traditional variable annuities with guaranteed living benefit riders. The discontinuation has no impact on the reinsurance agreement between Pruco Life and the Company. In addition, the living benefit hedging program related to the living benefit guarantees as well as the product risks for retained and reinsured businesses are being managed within the Company and Prudential Insurance, as applicable.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing long-term savings and retirement products, including insurance products, and individual and group annuities.

Basis of Presentation

The Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition cost ("DAC") and related amortization; policyholders' account balances related to the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products; value of business acquired ("VOBA") and its amortization; amortization of deferred sales inducements ("DSI"); valuation of investments including derivatives, measurement of allowance for credit losses, and recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

COVID-19

Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, the Company’s results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in the Company’s financial statements in the areas of, among others, i) investments: increased risk of loss on the Company's investments due to default or deterioration in credit quality or value; ii) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality and policyholder behavior which are reflected in the Company's insurance liabilities and certain related balances (e.g., DAC, VOBA, etc.). The Company cannot predict what impact the COVID-19 pandemic will ultimately have on the global economy, markets or its businesses.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.
2.    SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value ("AFS debt securities") includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, the credit impairment will be measured as the extent to which the amortized cost exceeds the net present value. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition.

Credit impairment is recognized as an allowance for credit losses and reported in “Realized investment gains (losses), net.” Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security.

The Company adopted Accounting Standards Update ("ASU") 2016-13, and related ASUs, effective January 1, 2020. See “Recent Accounting Pronouncements” in this Note for additional information about the adoption. Prior to the adoption of ASU 2016-13, credit impairments were recognized as a direct write down to the cost basis of the security.

Interest income, including amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Prepayment premiums are also included in “Net investment income.”

For high credit quality mortgage-backed and asset-backed AFS debt securities (those rated AA or above), the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method.

For mortgage-backed and asset-backed AFS debt securities rated below AA, the effective yield is adjusted prospectively for any changes in the estimated timing and amount of cash flows unless the investment is purchased with credit deterioration or an allowance is currently recorded for the respective security. If an investment is impaired, any changes in the estimated timing and amount of cash flows will be recorded as the credit impairment, as opposed to a yield adjustment. If the asset is purchased with credit deterioration (or previously impaired) the effective yield will be adjusted if there are favorable changes in cash flows subsequent to the allowance being reduced to zero. Prior to the adoption of ASU 2016-13, the effective yield was adjusted prospectively unless an impairment was recorded in the current period.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

For mortgage-backed and asset-backed AFS debt securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. These assumptions can significantly impact income recognition and the amount of impairment recognized in earnings and other comprehensive income (loss) (“OCI”). The payment priority of the respective security is also considered. For all other AFS debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The Company may use the estimated fair value of collateral, if any, as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an allowance for losses is recognized in earnings for the difference between amortized cost and the net present value and is limited to the difference between amortized cost and fair value of the AFS debt security. Any difference between the fair value and the net present value of the debt security at the impairment measurement date remains in OCI. Changes in the allowance for losses are reported in “Realized investment gains (losses), net.”

When an AFS debt security’s fair value is below amortized cost and (1) the Company has the intent to sell the AFS debt security, or (2) it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The impairment is reported in “Realized investment gains (losses), net.”

The associated unrealized gains and losses, net of tax, and the effect on DAC, VOBA, DSI, future policy benefits and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). Each of these balances is discussed in greater detail below.

Fixed maturities, trading, at fair value consists of fixed maturities that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Asset administration fees and other income”, and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Asset administration fees and other income", and dividend income is reported in “Net investment income” on the ex-dividend date.

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available-for-sale” are reported in net income within “Asset administration fees and other income”, in the Statements of Operations. The impact of this standard resulted in an increase to retained earnings of $337 thousand, a reduction to AOCI of $3 thousand, and an increase to equity of $334 thousand upon adoption on January 1, 2018.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of the current expected credit loss ("CECL") allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 15 for additional information.

Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in "Net investment income".

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts. Prior to the adoption of ASU 2016-13, the allowance was based upon credit losses that were probable of occurring for recognized loans, not an estimate of credit losses that may occur over the remaining life of the asset.

The allowance is calculated separately for commercial mortgage loans, agricultural mortgage loans, and other collateralized and uncollateralized loans. For commercial mortgage and agricultural mortgage loans, the allowance is calculated using an internally developed CECL model.

Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below.

Key factors in determining the internal credit ratings for commercial mortgage and agricultural mortgage loans include loan-to-value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations.

When individual loans no longer have the credit risk characteristics of the commercial or agricultural mortgage loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net.” As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities,” and the change in the allowance is reported in “Realized investment gains (losses), net.”

The CECL allowance for other collateralized and uncollateralized loans (e.g., corporate loans) carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Realized investment gains (losses), net.”

Once the Company has deemed a portion of the amortized costs to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring ("TDR"). These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a TDR. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a TDR as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a TDR. When there is a reasonable expectation that the Company will execute a TDR, all effects of the potential restructuring are considered for the estimation of the CECL allowance.

When a loan is modified in a TDR, the CECL allowance of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance is adjusted accordingly. The loan will be evaluated to determine whether the loan no longer has similar credit risk characteristics of the commercial or agricultural mortgage loan pools and need to be evaluated for an allowance on an individual basis. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loan.

In a TDR where the Company receives assets in full satisfaction of the debt, any CECL allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Other invested assets consist of the Company’s non-coupon investments in limited partnerships and limited liability companies
("LPs/LLCs"), other than operating joint ventures, as well as derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Asset administration fees and other income”. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Asset administration fees and other income”.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as changes to the allowance for credit losses recognized in earnings. Realized investment gains and losses also reflect fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value", and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below). The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.

Deferred policy acquisition costs are costs directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC", net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC related to fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions, however, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of certain annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities, are also included. The Company is an indirect subsidiary of Prudential Financial, a United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 10. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates, and are reported on the Statements of Financial Position net of the CECL allowance. The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits.” Prior to the adoption of this standard, an allowance for credit losses for reinsurance recoverables was established only when it was deemed probable that a reinsurer may fail to make payments to us in a timely manner. For additional information about these arrangements see Note 10.

Income taxes receivable primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 11 for a discussion of factors considered when evaluating the need for a valuation allowance.

In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allowed registrants to record provisional amounts during a 'measurement period' not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 11 for a discussion of refinements to the provisional amount related to The United States Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") included in "Income tax expense (benefit)" in 2018.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 11 for additional information regarding income taxes.

Effective January 1, 2018, the Company adopted ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss), which allowed a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017. The Company elected to apply the ASU subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $36.7 million upon adoption on January 1, 2018. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).

Value of business acquired represents identifiable intangible assets to which a portion of the purchase price in a business acquisition is attributed under the application of purchase accounting. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired. The Company has established a VOBA asset primarily for its acquisition of American Skandia Life Assurance Corporation. The Company amortizes VOBA over the anticipated life of the acquired contracts using the same methodology and assumptions used to amortize DAC. The Company records amortization of VOBA in “General, administrative, and other expenses.” See Note 7 for additional information regarding VOBA.

Deferred sales inducements represent various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the expected life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducement balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI for applicable products is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 9 for additional information regarding sales inducements.

Other assets consist primarily of deposit assets as well as deferral and amortization of gains related to a reinsurance agreement using deposit accounting under U.S. GAAP, which as of December 31, 2020 and 2019 was $425.9 million and $67.3 million, respectively. Also included are accruals for asset administration fees, deferred loss on reinsurance with an affiliate and receivables resulting from sales of securities that had not yet settled at the balance sheet date.

Separate account assets represent segregated funds that are invested for certain contractholders. The contractholder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contractholder, except to the extent of minimum guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees and other income”. See Note 9 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

LIABILITIES

Future policy benefits include liabilities for guarantee benefits related to certain long-duration life and annuity contracts, which are discussed more fully in Note 9. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on the Company’s variable annuity products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 8 for additional information regarding future policy benefits.

Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities. See Note 8 for additional information regarding policyholders’ account balances. Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income”.

Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”.

Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Reinsurance payables include corresponding payables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 10.

Other liabilities consist primarily of a funds withheld liability for assets retained under a reinsurance agreement that corresponds to the deposit assets above in "Other assets". The funds withheld liability was $386.0 million and $60.4 million as of December 31, 2020 and 2019, respectively. Also included are accrued expenses, technical overdrafts, deferred gain on reinsurance, and payables resulting from purchases of securities that had not yet settled at the balance sheet date. Other liabilities may also include derivative instruments for which fair values are determined as described below under “Derivative Financial Instruments”.

Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Liabilities for the variable investment options on annuity contracts represent the account value of the contracts and are included in “Separate account liabilities”.

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Liabilities for variable immediate annuity contracts represent the account value of the contracts and are included in “Separate account liabilities”.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Reserves for contracts without life contingencies are included in “Policyholders’ account balances” while reserves for contracts with life contingencies are included in “Future policy benefits.” Assumed interest rates ranged from 0.0% to 8.3% at December 31, 2020 and 2019.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Liabilities for variable life insurance contracts represent the account value of the contracts and are included in “Separate account liabilities”.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 9. The Company also provides contracts with certain optional living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 9 for additional information regarding these contracts.

Amounts received as payment for variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investments in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC, DSI and VOBA.

Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Asset administration fees and other income principally includes asset-based asset management fees, which are recognized in the period in which the services are performed. This financial statement line also includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value”, and “Other invested assets” that are measured at fair value.

OTHER ACCOUNTING POLICIES

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Derivatives are recorded either as assets, within “Other invested assets,” or as liabilities, within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The component of AOCI related to discontinued cash flow hedges is reclassified to the Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Fixed maturities, trading, at fair value" or "Equity securities, at fair value".

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of ASUs to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2020 and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

Adoption of ASU 2016-13

The Company adopted ASU 2016-13, and related ASUs, effective January 1, 2020 using the modified retrospective method for certain financial assets carried at amortized cost and certain off-balance sheet exposures. The modified retrospective method results in a cumulative effect adjustment to opening retained earnings. The Company adopted the guidance related to fixed maturities, available-for-sale on a prospective basis.

This ASU requires the use of a new CECL model to account for expected credit losses on certain financial assets reported at amortized cost (e.g., loans held for investment, reinsurance receivables, etc.) and certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans and certain loan commitments). The guidance requires an entity to estimate lifetime credit losses related to such financial assets and credit exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect the collectability of the reported amounts. The standard also modifies the OTTI guidance for fixed maturities, available-for-sale requiring the use of an allowance rather than a direct write-down of the investment.

The impacts of this ASU on the Company’s Financial Statements primarily include (1) A Cumulative Effect Adjustment Upon Adoption; (2) Changes to the Presentation of the Statements of Financial Position and Statements of Operations; and (3) Changes to Accounting Policies. Each of these impacts is described below.

(1) Cumulative Effect Adjustment Upon Adoption

Adoption of the standard resulted in a cumulative effect adjustment to opening retained earnings in the amount of $1.4 million, primarily related to commercial mortgage and other loans. The impact of adoption is not material to the following financial statement line items: deferred policy acquisition costs; income taxes; and other liabilities. The prospective adoption of the portions of the standard related to fixed maturities, available-for-sale resulted in no impact to opening retained earnings.

(2) Changes to the Presentation of the Statements of Financial Position and Statements of Operations

The allowance for credit losses is presented parenthetically on relevant line items in the Statements of Financial Position. In the Statements of Operations, realized investment gains (losses), net are presented on one line item and will no longer reflect the breakout of OTTI on fixed maturity securities; OTTI on fixed maturity securities transferred to OCI; and other realized investment gains (losses), net. The presentation of this detail in prior periods is immaterial.

(3) Changes to Accounting Policies

The narrative description of our significant accounting policies at the beginning of this Note reflects our policies as of December 31, 2020, including the policies associated with the adoption of ASU 2016-13.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Other ASUs adopted during the year ended December 31, 2020

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting	This ASU provides optional relief for certain contracts impacted by reference rate reform. The standard permits an entity to consider contract modification due to reference rate reform to be an event that does not require contract remeasurement at the modification date or reassessment of a previous accounting determination. The ASU also temporarily (until December 31, 2022) allows hedge relationships to continue without de-designation upon changes due to reference rate reform.	March 12, 2020 to December 31, 2022 using the prospective method.	This ASU did not have a significant impact on the Company’s Financial Statements and Notes to the Financial Statements. The Company made the election under ASU 2020-04 for all applicable contracts as they converted from the current reference rate to the new reference rate.

ASU issued but not yet adopted as of December 31, 2020 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Company’s Financial Statements and Notes to the Financial Statements. In October 2019, the FASB issued ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date to affirm its decision to defer the effective date of ASU 2018-12 to January 1, 2022 (with early adoption permitted), representing a one year extension from the original effective date of January 1, 2021. As a result of the COVID-19 pandemic, in November 2020, the FASB issued ASU 2020-11, Financial Services-Insurance (Topic 944): Effective Date and Early Application to defer for an additional one year the effective date of ASU 2018-12 from January 1, 2022 to January 1, 2023, and to provide transition relief to facilitate the early adoption of the ASU. The transition relief would allow large calendar-year public companies that early adopt ASU 2018-12 to apply the guidance either as of January 1, 2020 or January 1, 2021 (and record transition adjustments as of January 1, 2020 or January 1, 2021, respectively) in the 2022 financial statements. Companies that do not early adopt ASU 2018-12 would apply the guidance as of January 1, 2021 (and record transition adjustments as of January 1, 2021) in the 2023 financial statements. The Company currently intends to adopt ASU 2018-12 effective January 1, 2023. ASU 2018-12 will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other less significant changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Statements of Operations.	An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.	The options for method of adoption and the impacts of such methods are under assessment.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield, which will be updated each quarter with the impact recorded through OCI. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the discount rate assumptions.	As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of either the beginning of the prior year (if early adoption is elected)or the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.	Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in-force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between discount rates locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.
Amortization of DAC and other balances	Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.	An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a full retrospective transition method for DAC and other balances.	The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.
Market Risk Benefits ("MRB")	Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record MRB assets and liabilities separately on the Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change in MRB liabilities attributable to changes in an entity’s NPR, which is recognized in OCI.	An entity shall adopt the guidance for market risk benefits using the retrospective transition method, which includes a cumulative-effect adjustment on the balance sheet as of either the beginning of prior year (if early adoption is elected) or the beginning of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.	Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits ("GMDB") on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

3.    INVESTMENTS

Fixed Maturity Securities

The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$7,283,403	$1,631,715	$12,686	$0	$8,902,432
Obligations of U.S. states and their political subdivisions	258,135	19,512	156	0	277,491
Foreign government bonds	153,009	24,378	4	0	177,383
U.S. public corporate securities	3,112,420	339,348	1,361	0	3,450,407
U.S. private corporate securities	1,736,035	155,943	4,706	209	1,887,063
Foreign public corporate securities	513,204	29,029	408	0	541,825
Foreign private corporate securities	1,338,936	158,227	2,851	477	1,493,835
Asset-backed securities(1)	984,318	9,870	1,605	0	992,583
Commercial mortgage-backed securities	728,522	57,522	102	0	785,942
Residential mortgage-backed securities(2)	69,909	5,818	3	0	75,724
Total fixed maturities, available-for-sale	$16,177,891	$2,431,362	$23,882	$686	$18,584,685
(1)Includes credit-tranched securities collateralized by loan obligations, auto loans, education, equipment leases and sub-prime mortgages.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,667,347	$491,943	$39,466	$7,119,824	$0
Obligations of U.S. states and their political subdivisions	252,304	7,814	436	259,682	0
Foreign government bonds	203,386	19,518	20	222,884	0
U.S. public corporate securities	1,615,060	126,947	1,331	1,740,676	0
U.S. private corporate securities	1,159,962	50,720	3,343	1,207,339	0
Foreign public corporate securities	321,111	16,989	113	337,987	0
Foreign private corporate securities	1,171,411	50,069	7,995	1,213,485	0
Asset-backed securities(1)	443,767	3,405	2,734	444,438	(20)
Commercial mortgage-backed securities	557,584	20,941	236	578,289	0
Residential mortgage-backed securities(2)	73,814	3,960	13	77,761	0
Total fixed maturities, available-for-sale	$12,465,746	$792,306	$55,687	$13,202,365	$(20)
(1)Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, equipment leases and education loans.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $14.3 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The following table sets forth the fair value and gross unrealized losses on available-for-sale fixed maturity securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the date indicated:

	December 31, 2020
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$244,507	$12,686	$0	$0	$244,507	$12,686
Obligations of U.S. states and their political subdivisions	9,440	156	0	0	9,440	156
Foreign government bonds	257	1	87	3	344	4
U.S. public corporate securities	117,755	1,335	2,185	26	119,940	1,361
U.S. private corporate securities	35,411	2,614	16,071	2,092	51,482	4,706
Foreign public corporate securities	69,610	408	0	0	69,610	408
Foreign private corporate securities	11,679	188	50,809	2,663	62,488	2,851
Asset-backed securities	219,535	320	246,535	1,285	466,070	1,605
Commercial mortgage-backed securities	45,617	102	0	0	45,617	102
Residential mortgage-backed securities	0	0	80	3	80	3
Total fixed maturities, available-for-sale	$753,811	$17,810	$315,767	$6,072	$1,069,578	$23,882
The following table sets forth the fair value and gross unrealized losses on fixed maturity securities aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the date indicated:

	December 31, 2019
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$1,336,007	$39,456	$5,855	$10	$1,341,862	$39,466
Obligations of U.S. states and their political subdivisions	97,752	436	0	0	97,752	436
Foreign government bonds	804	13	132	7	936	20
U.S. public corporate securities	93,147	870	15,491	461	108,638	1,331
U.S. private corporate securities	82,709	2,111	59,797	1,232	142,506	3,343
Foreign public corporate securities	50,150	113	0	0	50,150	113
Foreign private corporate securities	97,414	1,652	91,863	6,343	189,277	7,995
Asset-backed securities	103,911	717	235,759	2,017	339,670	2,734
Commercial mortgage-backed securities	66,071	236	0	0	66,071	236
Residential mortgage-backed securities	633	12	7	1	640	13
Total fixed maturities, available-for-sale	$1,928,598	$45,616	$408,904	$10,071	$2,337,502	$55,687

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

As of December 31, 2020, the gross unrealized losses on fixed maturity available-for-sale securities without an allowance were composed of $17.4 million related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $6.5 million related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2020, the $6.1 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the transportation, industrial other and consumer non-cyclical sectors and in asset-backed securities.
As of December 31, 2019, the gross unrealized losses on fixed maturity securities were composed of $52.5 million related to “1” highest quality or “2” high quality securities based on the NAIC or equivalent rating and $3.2 million related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2019, the $10.1 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the consumer non-cyclical, utility and consumer cyclical sectors and in asset-backed securities.
In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for credit losses related to these fixed maturity securities was not warranted at December 31, 2020. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates, foreign currency exchange rate movements and the financial condition or near-term prospects of the issuer. As of December 31, 2020, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.
The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2020
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$152,370	$155,115
Due after one year through five years	1,722,432	1,805,629
Due after five years through ten years	2,673,138	2,942,517
Due after ten years	9,847,202	11,827,175
Asset-backed securities	984,318	992,583
Commercial mortgage-backed securities	728,522	785,942
Residential mortgage-backed securities	69,909	75,724
Total fixed maturities, available-for-sale	$16,177,891	$18,584,685

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs, impairments and the allowance for credit losses of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$670,621	$384,592	$2,126,886
Proceeds from maturities/prepayments	311,133	468,004	404,679
Gross investment gains from sales and maturities	19,721	3,259	21,129
Gross investment losses from sales and maturities	(22,144)	(3,364)	(98,047)
OTTI recognized in earnings(2)	N/A	(3,826)	(6,813)
Write-downs recognized in earnings(3)	(693)	N/A	N/A
(Addition to) release of allowance for credit losses(4)	(686)	N/A	N/A

(1)Includes $273.5 million, $0.0 million and $(2.9) million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2020, 2019 and 2018, respectively.
(2)For the years ended December 31, 2019 and 2018, amounts exclude the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.
(3)For the year ended December 31, 2020, amounts represent write-downs of credit adverse securities, write-downs on securities approaching maturity related to foreign exchange movements and securities actively marketed for sale.
(4)Effective January 1, 2020, credit losses on available-for-sale fixed maturity securities are recorded within the “allowance for credit losses.”

The following table sets forth the activity in the allowance for credit losses for fixed maturity securities, as of the date indicated:

	Year Ended December 31, 2020
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of year	$0	$0	$0	$0	$0	$0	$0
Additions to allowance for credit losses not previously recorded	0	0	1,383	0	0	0	1,383
Reductions for securities sold during the period	0	0	(5)	0	0	0	(5)
Addition (reductions) on securities with previous allowance	0	0	(692)	0	0	0	(692)
Balance, end of period	$0	$0	$686	$0	$0	$0	$686

See Note 2 for additional information about the Company’s methodology for developing our allowance and expected losses.

For the year ended December 31, 2020, the increase in the allowance for credit losses on available-for-sale securities was primarily related to adverse projected cash flows on private corporate securities.

The Company did not have any fixed maturity securities purchased with credit deterioration, as of December 31, 2020.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Equity Securities

The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Asset administration fees and other income (loss),” was $5.1 million, $2.0 million and $(1.9) million during the years ended December 31, 2020, 2019 and 2018, respectively.

Commercial Mortgage and Other Loans

The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2020		December 31, 2019
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$369,764	20.9%	$272,150	18.5%
Hospitality	16,679	0.9	16,819	1.1
Industrial	590,231	33.3	464,528	31.5
Office	374,107	21.1	372,823	25.3
Other	187,643	10.6	156,768	10.6
Retail	130,154	7.3	131,051	8.9
Total commercial mortgage loans	1,668,578	94.1	1,414,139	95.9
Agricultural property loans	104,574	5.9	60,046	4.1
Total commercial mortgage and agricultural property loans	1,773,152	100.0%	1,474,185	100.0%
Allowance for credit losses	(7,382)		(2,663)
Total net commercial mortgage and agricultural property loans	$1,765,770		$1,471,522

As of December 31, 2020, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in California (24%), Texas (12%) and New York (10%)) and included loans secured by properties in Europe (15%) and Australia (3%).

The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2017	$2,616	$34	$2,650
Addition to (release of) allowance for credit losses	245	1	246
Balance at December 31, 2018	2,861	35	2,896
Addition to (release of) allowance for credit losses	(239)	6	(233)
Balance at December 31, 2019	2,622	41	2,663
Cumulative effect of adoption of ASU 2016-13	3,118	39	3,157
Addition to (release of) allowance for expected losses	1,376	186	1,562
Balance at December 31, 2020	$7,116	$266	$7,382

See Note 2 for additional information about the Company's methodology for developing our allowance and expected losses.
For the year ended December 31, 2020, the increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to the cumulative effect of adoption of ASU 2016-13.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2020
	Amortized Cost by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in thousands)
Commercial Mortgage Loans
Loan-to-Value Ratio:
0%-59.99%	$0	$114,636	$36,423	$116,130	$175,740	$255,848	$698,777
60%-69.99%	174,507	204,112	59,935	90,954	57,569	54,530	641,607
70%-79.99%	81,671	51,333	10,806	80,257	56,169	46,855	327,091
80% or greater	0	0	0	0	0	1,103	1,103
Total	$256,178	$370,081	$107,164	$287,341	$289,478	$358,336	$1,668,578
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$256,178	$347,151	$107,164	$287,341	$274,124	$323,060	$1,595,018
1.0 - 1.2x	0	22,930	0	0	3,969	18,420	45,319
Less than 1.0x	0	0	0	0	11,385	16,856	28,241
Total	$256,178	$370,081	$107,164	$287,341	$289,478	$358,336	$1,668,578
Agricultural Property Loans
Loan-to-Value Ratio:
0%-59.99%	$47,245	$13,769	$1,255	$7,493	$1,180	$31,370	$102,312
60%-69.99%	2,262	0	0	0	0	0	2,262
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$49,507	$13,769	$1,255	$7,493	$1,180	$31,370	$104,574
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$49,507	$13,769	$1,255	$4,277	$1,180	$27,783	$97,771
1.0 - 1.2x	0	0	0	0	0	0	0
Less than 1.0x	0	0	0	3,216	0	3,587	6,803
Total	$49,507	$13,769	$1,255	$7,493	$1,180	$31,370	$104,574

Commercial mortgage loans

	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
		(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$659,217	$6,641	$0	$665,858
60%-69.99%	499,493	14,078	0	513,571
70%-79.99%	203,158	30,555	0	233,713
80% or greater	0	997	0	997
Total commercial mortgage loans	$1,361,868	$52,271	$0	$1,414,139

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Agricultural property loans

	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
		(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$56,437	$0	$3,609	$60,046
60%-69.99%	0	0	0	0
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$56,437	$0	$3,609	$60,046

See Note 2 for additional information about the Company’s commercial mortgage and other loans credit quality monitoring process.

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2020
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,668,578	$0	$0	$0	$1,668,578	$0
Agricultural property loans	104,574	0	0	0	104,574	0
Total	$1,773,152	$0	$0	$0	$1,773,152	$0

(1)As of December 31, 2020, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2019
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,414,139	$0	$0	$0	$1,414,139	$0
Agricultural property loans	60,046	0	0	0	60,046	0
Total	$1,474,185	$0	$0	$0	$1,474,185	$0

(1)As of December 31, 2019, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

There were no loans on non-accrual status as of December 31, 2020. Loans that were in non-accrual status recognized interest income of $0.2 million during the year ended December 31, 2020.

For both the years ended December 31, 2020 and 2019, there were no commercial mortgage and other loans acquired, other than those through direct origination. For the years ended December 31, 2020 and 2019, there were $0 million and $206 million of commercial mortgage and other loans sold, respectively.

The Company did not have any commercial mortgage and other loans purchased with credit deterioration, as of December 31, 2020.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Other Invested Assets

The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2020	2019
	(in thousands)
LPs/LLCs:
Equity method:
Private equity	$28,955	$23,414
Hedge funds	340,951	273,615
Real estate-related	244,041	166,492
Subtotal equity method	613,947	463,521
Fair value:
Private equity	4,220	4,115
Hedge funds	172	194
Real estate-related	6,220	6,181
Subtotal fair value	10,612	10,490
Total LPs/LLCs	624,559	474,011
Derivative instruments	194,251	2
Total other invested assets	$818,810	$474,013

As of both December 31, 2020 and 2019, the Company had no significant equity method investments.

Accrued Investment Income

The following table sets forth the composition of “Accrued investment income,” as of the date indicated:

December 31, 2020
(in thousands)
Fixed maturities	$116,342
Equity securities	1
Commercial mortgage and other loans	4,828
Policy loans	11
Short-term investments and cash equivalents	158
Other(1)	264
Total accrued investment income	$121,604

(1)Primarily includes affiliated accrued income.

There were no write-downs on accrued investment income for the year ended December 31, 2020.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Net Investment Income

The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities, available-for-sale	$440,271	$389,165	$317,726
Fixed maturities, trading	14,420	10,080	5,184
Equity securities	1,397	568	678
Commercial mortgage and other loans	56,483	51,628	51,040
Policy loans	724	630	737
Short-term investments and cash equivalents	49,929	85,084	28,645
Other invested assets	43,244	34,422	13,733
Gross investment income	606,468	571,577	417,743
Less: investment expenses	(27,207)	(20,029)	(14,935)
Net investment income	$579,261	$551,548	$402,808

The carrying value of non-income producing assets included $4.1 million in available-for-sale fixed maturities as of December 31, 2020. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2020.

Realized Investment Gains (Losses), Net

The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities(1)	$(3,802)	$(3,931)	$(83,731)
Commercial mortgage and other loans	(2,242)	(753)	128
Derivatives	(5,261,943)	(2,677,559)	967,503
Other invested assets	4,619	164	123
Short-term investments and cash equivalents	2,428	759	50
Realized investment gains (losses), net	$(5,260,940)	$(2,681,320)	$884,073

(1)Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Net Unrealized Gains (Losses) on Investments within AOCI

The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2020	2019	2018
	(in thousands)
Fixed maturity securities, available-for-sale — with OTTI(1)	$ N/A	$14,309	$(3,334)
Fixed maturity securities, available-for-sale — all other(1)	N/A	722,310	(411,458)
Fixed maturity securities, available-for-sale with an allowance	2	N/A	N/A
Fixed maturity securities, available-for-sale without an allowance	2,407,478	N/A	N/A
Derivatives designated as cash flow hedges(2)	(43,000)	(287)	(3,849)
Affiliated notes	4,629	598	658
Other investments	0	0	1,074
Net unrealized gains (losses) on investments	$2,369,109	$736,930	$(416,909)

(1)Effective January 1, 2020, per ASU 2016-13, fixed maturity securities, available for sale are no longer required to be disclosed "with OTTI" and "all other".
(2)For more information on cash flow hedges, see Note 4.

Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2020 and 2019, the Company had no repurchase agreements or securities lending transactions.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. As of both December 31, 2020 and 2019, the Company had no securities pledged or liabilities supported by the pledged collateral.

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31, 2020 and 2019, there was $150 million and $302 million, respectively, of such collateral.

As of December 31, 2020 and 2019, there were available-for-sale fixed maturities of $10.0 million and $10.7 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

4.    DERIVATIVES AND HEDGING
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps, options and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
The Company also uses interest rate swaptions, caps and floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions, caps and floors are included in interest rate options.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

In standardized exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced investments. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange.
Equity Contracts
Equity options, total return swaps, and futures are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and London Inter-Bank Offered Rate ("LIBOR") plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.
In standardized exchange-traded equity futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values underlying referenced equity indices. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index's referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company offers certain products (for example, variable annuities and indexed annuities) which may include features that are accounted for as embedded derivatives. Effective April 1, 2016, the Company assumed variable annuities living benefit guarantees from Pruco Life, excluding PLNJ business. See Note 1 for additional information on the change to the reinsurance agreements.
Additionally, the Company reinsured the majority of its New York business to an affiliate, Prudential Insurance, as a result of surrendering its New York license, effective December 31, 2015. See Note 1 and Note 10 for additional information on these reinsurance agreements.
These embedded derivatives and certain elements of the associated reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

	December 31, 2020			December 31, 2019
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$1,376,290	$23,167	$(82,625)	$1,172,899	$39,019	$(26,511)
Total Derivatives Designated as Hedge Accounting Instruments	$1,376,290	$23,167	$(82,625)	$1,172,899	$39,019	$(26,511)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Futures	$4,597,200	$2,755	$(1,621)	$3,857,700	$638	$(5,872)
Interest Rate Swaps	131,129,200	12,448,036	(9,540,941)	88,557,425	6,598,625	(1,997,944)
Interest Rate Options	10,198,000	608,538	(178,563)	12,583,000	283,386	(172,085)
Interest Rate Forwards	75,000	464	0	959,772	24,487	(4,185)
Foreign Currency
Foreign Currency Forwards	34,988	4	(557)	16,683	0	(394)
Currency/Interest Rate
Foreign Currency Swaps	228,117	7,939	(8,440)	234,767	11,482	(663)
Credit
Credit Default Swaps	1,574,173	38,875	(52)	0	0	0
Equity
Equity Futures	5,558,882	9,424	(24,688)	1,191,237	0	(2,638)
Total Return Swaps	22,121,729	62,362	(1,162,907)	16,314,165	36,692	(573,957)
Equity Options	23,856,379	1,617,672	(952,452)	12,866,043	329,722	(422,700)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$199,373,668	$14,796,069	$(11,870,221)	$136,580,792	$7,285,032	$(3,180,438)
Total Derivatives(1)(2)	$200,749,958	$14,819,236	$(11,952,846)	$137,753,691	$7,324,051	$(3,206,949)
(1)Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $17,314 million and $11,823 million as of December 31, 2020 and 2019, respectively included in “Future policy benefits” and $580 million and $197 million as of December 31, 2020 and 2019, respectively included in “Policyholders’ account balances". Other assets included $54 million and $8 million as of December 31, 2020 and 2019, respectively. Other liabilities included $35 million and $0 million as of December 31, 2020 and 2019, respectively. The fair value of the related reinsurance, included in "Reinsurance recoverables" and/or "Reinsurance payables" was an asset of $471 million and $350 million as of December 31, 2020 and 2019, respectively.
(2)Recorded in “Other invested assets”, “Other liabilities”, and "Payables to parent and affiliates" on the Statements of Financial Position.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements, that are offset in the Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Statements of Financial Position.

	December 31, 2020
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$14,819,236	$(14,624,985)	$194,251	$0	$194,251
Securities purchased under agreements to resell	150,000	0	150,000	(150,000)	0
Total Assets	$14,969,236	$(14,624,985)	$344,251	$(150,000)	$194,251
Offsetting of Financial Liabilities:
Derivatives(1)	$11,952,846	$(11,936,059)	$16,787	$(16,787)	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$11,952,846	$(11,936,059)	$16,787	$(16,787)	$0

	December 31, 2019
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$7,324,051	$(7,324,049)	$2	$0	$2
Securities purchased under agreements to resell	302,000	0	302,000	(302,000)	0
Total Assets	$7,626,051	$(7,324,049)	$302,002	$(302,000)	$2
Offsetting of Financial Liabilities:
Derivatives(1)	$3,206,949	$(3,053,132)	$153,817	$(820)	$152,997
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$3,206,949	$(3,053,132)	$153,817	$(820)	$152,997

(1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 14. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, and equity derivatives in any of its cash flow hedge accounting relationships.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2020
	Realized Investment Gains (Losses)	Net Investment Income	Asset Administration Fees and Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$1,882	$17,871	$(24,519)	$(42,713)
Total cash flow hedges	1,882	17,871	(24,519)	(42,713)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	4,452,097	0	0	0
Currency	(809)	0	0	0
Currency/Interest Rate	(14,604)	0	(141)	0
Credit	(303)	0	0	0
Equity	(5,289,510)	0	0	0
Embedded Derivatives	(4,410,696)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(5,263,825)	0	(141)	0
Total	$(5,261,943)	$17,871	$(24,660)	$(42,713)

	Year Ended December 31, 2019
	Realized Investment Gains (Losses)	Net Investment Income	Asset Administration Fees and Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(1,257)	$12,104	$(3,793)	$3,520
Total cash flow hedges	(1,257)	12,104	(3,793)	3,520
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	3,309,573	0	0	0
Currency	(153)	0	0	0
Currency/Interest Rate	11,964	0	15	0
Credit	1,775	0	0	0
Equity	(3,730,006)	0	0	0
Embedded Derivatives	(2,269,455)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(2,676,302)	0	15	0
Total	$(2,677,559)	$12,104	$(3,778)	$3,520

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2018
	Realized Investment Gains (Losses)	Net Investment Income	Asset Administration Fees and Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(845)	$8,285	$13,321	$22,002
Total cash flow hedges	(845)	8,285	13,321	22,002
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,021,687)	0	0	0
Currency	1,022	0	0	0
Currency/Interest Rate	21,888	0	91	0
Credit	0	0	0	0
Equity	995,958	0	0	0
Embedded Derivatives	971,167	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	968,348	0	91	0
Total	$967,503	$8,285	$13,412	$22,002

(1)Net change in AOCI.

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2017	$(25,851)
Amount recorded in AOCI
Currency/Interest Rate	42,763
Total amount recorded in AOCI	42,763
Amount reclassified from AOCI to income
Currency/Interest Rate	(20,761)
Total amount reclassified from AOCI to income	(20,761)
Balance, December 31, 2018	$(3,849)
Cumulative-effect adjustment from the adoption of ASU 2017-12(1)	42
Amount recorded in AOCI
Currency/Interest Rate	10,574
Total amount recorded in AOCI	10,574
Amount reclassified from AOCI to income
Currency/Interest Rate	(7,054)
Total amount reclassified from AOCI to income	(7,054)
Balance, December 31, 2019	$(287)
Amount recorded in AOCI
Currency/Interest Rate	(47,479)
Total amount recorded in AOCI	(47,479)
Amount reclassified from AOCI to income
Currency/Interest Rate	4,766
Total amount reclassified from AOCI to income	4,766
Balance, December 31, 2020	$(43,000)

(1)See Note 2 for details.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2020 values, it is estimated that a pre-tax gain of approximately $16 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2021.
The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.

There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Credit Derivatives
Credit derivatives, where the Company has written credit protection on certain index references, had outstanding notional amounts of $1,568 million and $0 million as of December 31, 2020 and December 31, 2019, respectively. These credit derivatives are reported at fair value as an asset of $39 million and $0 million as of December 31, 2020 and December 31, 2019, respectively. As of December 31, 2020, the notional amount of these credit derivatives had the following NAIC rating: $1,568 million in NAIC 3.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $6 million and $0 million reported as of December 31, 2020 and 2019, respectively with a fair value of $0 million for both periods.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding, LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review. Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
5.    FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents, equity securities, and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments, certain cash equivalents and certain OTC derivatives.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.
Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	December 31, 2020
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S Treasury securities and obligations of U.S. government authorities and agencies	$0	$8,887,432	$15,000	$0	$8,902,432
Obligations of U.S. states and their political subdivisions	0	277,491	0	0	277,491
Foreign government bonds	0	177,383	0	0	177,383
U.S. corporate public securities	0	3,450,407	0	0	3,450,407
U.S. corporate private securities	0	1,804,855	82,208	0	1,887,063
Foreign corporate public securities	0	541,644	181	0	541,825
Foreign corporate private securities	0	1,427,537	66,298	0	1,493,835
Asset-backed securities(2)	0	974,041	18,542	0	992,583
Commercial mortgage-backed securities	0	785,942	0	0	785,942
Residential mortgage-backed securities	0	75,724	0	0	75,724
Subtotal	0	18,402,456	182,229	0	18,584,685
Fixed maturities, trading	0	1,109,097	5,045	0	1,114,142
Equity securities	234,452	39,477	4,153	0	278,082
Short-term investments	0	143,161	10,000	0	153,161
Cash equivalents	0	533,133	0	0	533,133
Other invested assets(3)	39,906	14,779,330	0	(14,624,985)	194,251
Other assets	0	0	53,980	0	53,980
Reinsurance recoverables	0	62,232	409,013	0	471,245
Receivables from parent and affiliates	0	56,026	0	0	56,026
Subtotal excluding separate account assets	274,358	35,124,912	664,420	(14,624,985)	21,438,705
Separate account assets(4)	0	32,205,296	0	0	32,205,296
Total assets	$274,358	$67,330,208	$664,420	$(14,624,985)	$53,644,001
Future policy benefits(5)	$0	$0	$17,314,004	$0	$17,314,004
Policyholders' account balances	0	0	580,184	0	580,184
Payables to parent and affiliates	0	11,926,536	0	(11,926,536)	0
Other liabilities	26,309	33,416	0	(9,523)	50,202
Total liabilities	$26,309	$11,959,952	$17,894,188	$(11,936,059)	$17,944,390

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

	December 31, 2019
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available-for-sale:
U.S Treasury securities and obligations of U.S. government authorities and agencies	$0	$7,109,277	$10,547	$0	$7,119,824
Obligations of U.S. states and their political subdivisions	0	259,682	0	0	259,682
Foreign government bonds	0	222,884	0	0	222,884
U.S. corporate public securities	0	1,732,632	8,044	0	1,740,676
U.S. corporate private securities	0	1,155,464	51,875	0	1,207,339
Foreign corporate public securities	0	337,800	187	0	337,987
Foreign corporate private securities	0	1,169,324	44,161	0	1,213,485
Asset-backed securities(2)	0	425,613	18,825	0	444,438
Commercial mortgage-backed securities	0	578,289	0	0	578,289
Residential mortgage-backed securities	0	77,761	0	0	77,761
Subtotal	0	13,068,726	133,639	0	13,202,365
Fixed maturities, trading	0	378,734	4,464	0	383,198
Equity securities	5,314	46,942	5,247	0	57,503
Short-term investments	0	260,354	0	0	260,354
Cash equivalents	150,631	1,654,974	0	0	1,805,605
Other invested assets(3)	639	7,323,412	0	(7,324,049)	2
Other assets	0	0	8,059	0	8,059
Reinsurance recoverables	0	47,006	302,814	0	349,820
Receivables from parent and affiliates	0	2,573	0	0	2,573
Subtotal excluding separate account assets	156,584	22,782,721	454,223	(7,324,049)	16,069,479
Separate account assets(4)	0	32,665,431	0	0	32,665,431
Total assets	$156,584	$55,448,152	$454,223	$(7,324,049)	$48,734,910
Future policy benefits(5)	$0	$0	$11,822,998	$0	$11,822,998
Policyholders' account balances	0	0	196,892	0	196,892
Payables to parent and affiliates	0	3,198,440	0	(3,052,493)	145,947
Other liabilities	8,509	260	0	(639)	8,130
Total liabilities	$8,509	$3,198,700	$12,019,890	$(3,053,132)	$12,173,967

(1)“Netting” amounts represent cash collateral of $2,689 million and $4,271 million as of December 31, 2020 and 2019, respectively.
(2)Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3)Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2020 and 2019, the fair values of such investments were $10.6 million and $10.5 million, respectively.
(4)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in Statements of Financial Position.
(5)As of December 31, 2020, the net embedded derivative liability position of $17,314 million includes $455 million of embedded derivatives in an asset position and $17,769 million of embedded derivatives in a liability position. As of December 31, 2019, the net embedded derivative liability position of $11,823 million includes $583 million of embedded derivatives in an asset position and $12,406 million of embedded derivatives in a liability position.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally developed valuation. As of December 31, 2020 and 2019, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments – Derivatives are recorded at fair value either as assets, within "Other invested assets", or as liabilities, within “Payables to parent and affiliates” or "Other liabilities", except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate ("SOFR"), obtained from external market data providers, third-party pricing vendors, and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Reinsurance payables” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Policyholders' Account Balances - The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain annuity products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities require the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	December 31, 2020
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)

	(in thousands)
Assets:
Corporate securities(2)	$59,960	Discounted cash flow	Discount rate	0.99%	20%	6.53%	Decrease
Reinsurance recoverables	$409,013	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$17,314,004	Discounted cash flow	Lapse rate(6)	1%	20%		Decrease
			Spread over LIBOR(7)	0.06%	1.17%		Decrease
			Utilization rate(8)	39%	96%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	15%		Decrease
			Equity volatility curve	18%	26%		Increase
Policyholders' account balances(5)	$580,184	Discounted cash flow	Lapse rate(6)	1%	40%		Decrease
			Spread over LIBOR(7)	0.06%	1.17%		Decrease
			Equity volatility curve	15%	42%		Increase

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

	December 31, 2019
	Fair Value	Valuation Techniques	Unobservable Inputs		Minimum		Maximum	Weighted Average		Impact of Increase in Input on Fair Value(1)

	(in thousands)
Assets:
Corporate securities(2)	$17,149	Discounted cash flow	Discount rate		4.79%		20%	8.66%		Decrease
		Market Comparables	EBITDA multiples(3)	6.7	X	6.7	X	6.7	X	Increase
Reinsurance recoverables	$302,814	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$11,822,998	Discounted cash flow	Lapse rate(6)		1%		18%			Decrease
			Spread over LIBOR(7)		0.10%		1.23%			Decrease
			Utilization rate(8)		43%		97%			Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)		0%		15%			Decrease
			Equity volatility curve		13%		23%			Increase
Policyholders' account balances(5)	$196,892	Discounted cash flow	Lapse rate(6)		1%		42%			Decrease
			Spread over LIBOR(7)		0.10%		1.23%			Decrease
			Equity volatility curve		6%		25%			Increase

(1)Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2)Includes assets classified as fixed maturities, available-for-sale and fixed maturities trading.
(3)Represents multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.
(4)Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(5)Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s annuity products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(6)Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.
(7)The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.
(8)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.
(9)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2020 and 2019, the minimum withdrawal rate assumption is 76% and 78%, respectively. As of both December 31, 2020 and 2019, the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

(10)The range reflects the mortality rates for the vast majority of business with living benefits, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age, and duration. A mortality improvement assumption is also incorporated into the overall mortality table.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2020
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Government	$10,547	$0	$4,453	$0	$0	$0	$0	$0	$0	$15,000	$0
Corporate Securities(4)	104,267	(1,238)	43,130	(8,965)	0	(24,297)	0	36,829	(1,039)	148,687	(7,089)
Structured Securities(5)	18,825	(215)	8,044	0	0	(2,788)	0	312	(5,636)	18,542	(228)
Other assets:
Fixed maturities, trading	4,464	581	0	0	0	0	0	0	0	5,045	602
Equity securities	5,247	306	0	(1,400)	0	0	0	0	0	4,153	1,147
Short-term investments	0	0	10,000	0	0	0	0	0	0	10,000	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Other assets	8,059	13,972	33,333	0	0	(1,384)	0	0	0	53,980	12,589
Reinsurance recoverables	302,814	89,065	17,134	0	0	0	0	0	0	409,013	96,663
Liabilities:
Future policy benefits	(11,822,998)	(4,339,782)	0	0	(1,151,224)	0	0	0	0	(17,314,004)	(4,710,743)
Policyholders' account balances(6)	(196,892)	(201,526)	0	0	(181,766)	0	0	0	0	(580,184)	(168,060)

	Year Ended December 31, 2020
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Asset administration fees and other income	Included in other comprehensive income (losses)	Net investment income	Realized investment gains (losses), net	Asset administration fees and other income	Included in other comprehensive income (losses)(7)
	(in thousands)
Fixed maturities, available-for-sale	$(29)	$0	$(1,572)	$148	$(686)	$0	$(6,631)
Other assets:
Fixed maturities, trading	0	602	0	(21)	0	602	0
Equity securities	0	306	0	0	0	1,147	0
Short-term investments	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0
Other assets	13,972	0	0	0	12,589	0	0
Reinsurance recoverables	89,065	0	0	0	96,663	0	0
Liabilities:
Future policy benefits	(4,339,782)	0	0	0	(4,710,743)	0	0
Policyholders' account balances	(201,526)	0	0	0	(168,060)	0	0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2019
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Government	$8,132	$0	$2,415	$0	$0	$0	$0	$0	$0	$10,547	$0
Corporate Securities(4)	85,452	(1,123)	61,563	0	0	(43,724)	0	4,655	(2,556)	104,267	(3,797)
Structured Securities(5)	9,336	502	44,273	0	0	(5,259)	0	551	(30,578)	18,825	(2)
Other assets:
Fixed maturities, trading	0	(557)	0	0	0	0	0	5,021	0	4,464	(543)
Equity securities	5,705	471	0	(929)	0	0	0	0	0	5,247	482
Short-term investments	0	0	0	0	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Other assets	0	441	7,618	0	0	0	0	0	0	8,059	441
Reinsurance recoverables	239,911	70,063	17,950	0	0	0	21,896	0	(47,006)	302,814	57,652
Liabilities:
Future policy benefits	(8,332,474)	(2,409,958)	0	0	(1,080,566)	0	0	0	0	(11,822,998)	(2,710,167)
Policyholders' account balances(6)	(42,350)	(32,247)	0	0	(122,295)	0	0	0	0	(196,892)	(22,699)

	Year Ended December 31, 2019
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Asset administration fees and other income	Included in other comprehensive income (losses)	Net investment income	Realized investment gains (losses), net	Asset administration fees and other income
	(in thousands)
Fixed maturities, available-for-sale	$(3,562)	$0	$2,690	$251	$(3,799)	$0
Other assets:
Fixed maturities, trading	0	(543)	0	(14)	0	(543)
Equity securities	0	471	0	0	0	482
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Other assets	441	0	0	0	441	0
Reinsurance recoverables	70,063	0	0	0	57,652	0
Liabilities:
Future policy benefits	(2,409,958)	0	0	0	(2,710,167)	0
Policyholders' account balances	(32,247)	0	0	0	(22,699)	0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2018, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2018.

	Year Ended December 31, 2018
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Asset administration fees and other income	Included in other comprehensive income (losses)	Net investment income	Realized investment gains (losses), net	Asset administration fees and other income
	(in thousands)
Fixed maturities, available-for-sale	$(6,693)	$0	$(5,194)	$241	$(6,627)	$0
Other assets:
Fixed maturities, trading	0	0	0	0	0	0
Equity securities	0	(591)	0	0	0	(1,208)
Short-term investments	(20)	0	0	0	(55)	0
Cash equivalents	13	0	0	0	0	0
Other assets	0	0	0	0	0	0
Reinsurance recoverables	(28,757)	0	0	0	(19,962)	0
Liabilities:
Future policy benefits	843,914	0	0	0	529,804	0
Policyholders' account balances	6,051	0	0	0	6,051	0

(1)Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts.
(2)Other includes reclassifications of certain assets and liabilities between reporting categories.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities.
(5)Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.
(6)Issuances and settlements for Policyholders' account balances are presented net in the rollforward.
(7)Effective January 1, 2020, the changes in unrealized gains and losses for the period included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period were added prospectively due to adoption of ASU 2018-13. Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

	December 31, 2020
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total

	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,836,633	$1,836,633	$1,765,770
Policy loans	0	0	11,806	11,806	11,806
Short-term investments	165,000	0	0	165,000	165,000
Cash and cash equivalents	386,078	150,000	0	536,078	536,078
Accrued investment income	0	121,604	0	121,604	121,604
Reinsurance recoverables	0	0	51,225	51,225	50,484
Receivables from parent and affiliates	0	31,594	0	31,594	31,594
Other assets	0	278,355	394,069	672,424	672,424
Total assets	$551,078	$581,553	$2,293,733	$3,426,364	$3,354,760
Liabilities:
Policyholders’ account balances - investment contracts	$0	$0	$2,426,471	$2,426,471	$2,406,100
Short-term debt	0	121,205	0	121,205	119,671
Long-term debt	0	332,451	0	332,451	299,747
Reinsurance Payables	0	0	44,446	44,446	44,446
Payables to parent and affiliates	0	47,345	0	47,345	47,345
Other liabilities	0	757,968	0	757,968	757,968
Separate account liabilities - investment contracts	0	30	0	30	30
Total liabilities	$0	$1,258,999	$2,470,917	$3,729,916	$3,675,307

	December 31, 2019
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total

	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,512,283	$1,512,283	$1,471,522
Policy loans	0	0	12,366	12,366	12,366
Short-term investments	75,004	0	0	75,004	75,004
Cash and cash equivalents	687,558	302,000	0	989,558	989,558
Accrued investment income	0	102,724	0	102,724	102,724
Reinsurance recoverables	0	0	56,171	56,171	55,796
Receivables from parent and affiliates	0	10,192	50,587	60,779	60,192
Other assets	0	1,893	63,106	64,999	64,999
Total assets	$762,562	$416,809	$1,694,513	$2,873,884	$2,832,161
Liabilities:
Policyholders’ account balances - investment contracts	$0	$0	$1,445,486	$1,445,486	$1,438,742
Short-term debt	0	245,617	0	245,617	242,094
Long-term debt	0	446,105	0	446,105	419,418
Reinsurance payables	0	0	50,035	50,035	50,035
Payables to parent and affiliates	0	39,209	0	39,209	39,209
Other liabilities	0	205,988	0	205,988	205,988
Separate account liabilities - investment contracts	0	54	0	54	54
Total liabilities	$0	$936,973	$1,495,521	$2,432,494	$2,395,540

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

(1)Carrying values presented herein differ from those in the Company’s Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
Policy loans carrying value approximates fair value.
Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income and Receivables from Parent and Affiliates
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost; cash and cash equivalent instruments; and accrued investment income.
Other Assets
Other assets primarily consist of deposit assets related to a reinsurance agreement that uses deposit accounting under U.S. GAAP. In addition, there are other assets that meet the definition of financial instruments, including receivables such as unsettled trades and accounts receivable.
Reinsurance Recoverables and Reinsurance Payables
Reinsurance recoverables and reinsurance payables include corresponding receivables and payables associated with reinsurance arrangements between the Company and related parties. See Note 10 for additional information about the Company's reinsurance arrangements.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Debt
The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates includes the funds withheld liability for assets retained under a reinsurance agreement that corresponds to the deposit assets above in "Other Assets". Also included are unsettled trades, drafts, escrow deposits and accrued expense payables and due to the short-term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Separate Account Liabilities - Investment Contracts
Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.
6.    DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2020	2019	2018
	(in thousands)
Balance, beginning of year	$4,455,683	$4,447,505	$4,596,565
Capitalization of commissions, sales and issue expenses	339,151	412,627	372,996
Amortization-Impact of assumption and experience unlocking and true-ups	169,731	245,276	(113,534)
Amortization-All other	(573,745)	(518,129)	(476,261)
Change due to unrealized investment gains and losses	(154,488)	(131,596)	67,739
Other(1)	1,448	0	0
Balance, end of year	$4,237,780	$4,455,683	$4,447,505
(1) Represents the impact of the January 1, 2020 adoption of ASU 2016-13. See Note 2 for details.
7.    VALUE OF BUSINESS ACQUIRED
The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2020	2019	2018
	(in thousands)
Balance, beginning of year	$30,025	$33,222	$35,109
Amortization-Impact of assumption and experience unlocking and true-ups	2,006	2,093	1,485
Amortization-All other	(5,754)	(6,376)	(7,348)
Interest	1,551	1,778	1,983
Change due to unrealized investment gains and losses	(581)	(692)	1,993
Balance, end of year	$27,247	$30,025	$33,222
The following table provides estimated future amortization, net of interest, for the periods indicated:

	2021	2022	2023	2024	2025
	(in thousands)
Estimated future VOBA amortization	$4,604	$3,898	$3,295	$2,771	$2,323

8. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2020	2019
	(in thousands)
Life insurance – domestic	$71	$71
Individual annuities and supplementary contracts(1)	1,223,557	1,087,060
Other contract liabilities(1)	17,337,263	11,845,330
Total future policy benefits	$18,560,891	$12,932,461
(1)Includes assumed reinsurance business.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Future policy benefits for domestic life insurance policies reflect in course of settlement amounts. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 0.0% to 8.3%; less than 1% of the reserves based on an interest rate in excess of 8%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 0.3% to 2.6%. See Note 9 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.
Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves have been recorded for the individual annuity business, which consists of single premium immediate annuities with life contingencies.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2020	2019
	(in thousands)
Interest-sensitive life contracts	$13,842	$14,391
Individual annuities(1)	8,760,543	5,716,052
Guaranteed interest accounts	407,074	449,916
Total policyholders’ account balances	$9,181,459	$6,180,359
(1)Includes assumed reinsurance business from Pruco Life.
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities and certain unearned revenues. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. See Note 5 for additional information on the fair value of these embedded derivative instruments. Interest crediting rates for interest-sensitive life contracts range from 3.5% to 6.0% . Interest crediting rates for individual annuities range from 0.0% to 6.5%. Interest crediting rates for guaranteed interest accounts range from 0.1% to 5.8%.
9.    CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES

The Company issued variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals ("return of net deposits"). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return ('minimum return"), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed-rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit. The Company also issues indexed variable annuity contracts for which the return is tied to the return of specific indices where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals upon death.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or "Realized investment gains (losses), net".
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2020 and 2019, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2020		December 31, 2019
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)

Annuity Contracts	(in thousands)
Return of net deposits
Account value	$122,530,558	N/A	$120,240,930	N/A
Net amount at risk	$203,506	N/A	$229,080	N/A
Average attained age of contractholders	69 years	N/A	68 years	N/A
Minimum return or contract value
Account value	$23,359,093	131,888,370	$23,563,604	$129,812,105
Net amount at risk	$2,020,533	3,702,796	$2,254,621	$3,989,437
Average attained age of contractholders	71 years	70 years	70 years	69 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years

(1)Amounts include assumed reinsurance business.
(2)Includes income and withdrawal benefits.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2020(1)	December 31, 2019(1)

	(in thousands)
Equity funds	$83,132,748	$82,506,787
Bond funds	55,850,849	53,763,563
Money market funds	2,417,037	2,877,135
Total	$141,400,634	$139,147,485
(1)Amounts include assumed reinsurance business.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

In addition to the amounts invested in separate account investment options above, $4.5 billion at December 31, 2020 and $4.7 billion at December 31, 2019 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2020, 2019 and 2018, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” GMAB, GMWB and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits.” Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP.

	GMDB	GMAB/GMWB/ GMIWB	GMIB	Totals
Variable Annuity	(in thousands)
Balance at December 31, 2017	$622,802	$8,151,902	$22,526	$8,797,230
Incurred guarantee benefits(1)(2)	103,596	180,572	2,679	286,847
Paid guarantee benefits(2)	(67,887)	0	(2,915)	(70,802)
Change in unrealized investment gains and losses(2)	(20,108)	0	(230)	(20,338)
Balance at December 31, 2018	638,403	8,332,474	22,060	8,992,937
Incurred guarantee benefits(1)(2)	68,142	3,490,524	3,539	3,562,205
Paid guarantee benefits(2)	(51,418)	0	(3,477)	(54,895)
Change in unrealized investment gains and losses(2)	26,377	0	274	26,651
Balance at December 31, 2019	681,504	11,822,998	22,396	12,526,898
Incurred guarantee benefits(1)(2)	139,032	5,491,006	7,075	5,637,113
Paid guarantee benefits(2)	(68,693)	0	(4,445)	(73,138)
Change in unrealized investment gains and losses(2)	36,612	0	374	36,986
Balance at December 31, 2020	$788,455	$17,314,004	$25,400	$18,127,859

(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.
(2)Amounts include assumed reinsurance business.

The GMDB, which includes the liability for no-lapse guarantees, and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Deferred sales inducements”. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’ account balances”, are as follows:

Sales Inducements
(in thousands)
Balance at December 31, 2017	$1,020,786
Capitalization	2,888
Amortization - Impact of assumption and experience unlocking and true-ups	(5,713)
Amortization - All other	(149,236)
Change in unrealized investment gains and losses	20,873
Balance at December 31, 2018	889,598
Capitalization	797
Amortization - Impact of assumption and experience unlocking and true-ups	100,222
Amortization - All other	(146,620)
Change in unrealized investment gains and losses	(31,273)
Balance at December 31, 2019	812,724
Capitalization	1,084
Amortization - Impact of assumption and experience unlocking and true-ups	103,057
Amortization - All other	(150,083)
Change in unrealized investment gains and losses	(52,184)
Balance at December 31, 2020	$714,598

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

10.    REINSURANCE
The Company uses reinsurance as part of its risk management and capital management strategies for certain of its living benefit guarantees and variable annuity base contracts. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to affiliates. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from Pruco Life, excluding the PLNJ business which was reinsured to Prudential Insurance. This reinsurance covers new and in-force business and excludes business reinsured externally. As of December 31, 2020, Pruco Life discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between Pruco Life and the Company.
Effective December 31, 2015, the Company surrendered its New York license and reinsured the majority of its New York business, both the living benefit guarantees and base contracts, to Prudential Insurance. See Note 1 for additional information. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.
Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through "Realized investment gains (losses), net". See Note 4 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company's Statements of Financial Position as of December 31, were as follows:

	2020	2019
	(in thousands)
Reinsurance recoverables	$694,040	$621,510
Deferred policy acquisition costs	3,414,620	3,725,719
Deferred sales inducements	374,631	437,594
Value of business acquired	(2,124)	(2,275)
Other assets	61,471	65,819
Policyholders’ account balances	3,273,863	3,253,474
Future policy benefits	12,610,942	8,328,777
Reinsurance payables(1)	178,860	235,318
Other liabilities	262,462	337,909

(1)Includes $2.3 million and $0.1 million of unaffiliated activity at December 31, 2020 and December 31, 2019, respectively.

The reinsurance recoverables by counterparty are broken out below:

	December 31, 2020	December 31, 2019
	(in thousands)
Prudential Insurance	$494,611	$387,355
Pruco Life	198,547	233,933
Unaffiliated	882	222
Total reinsurance recoverables	$694,040	$621,510

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2020	2019	2018
	(in thousands)
Premiums:
Direct	$26,272	$29,022	$37,895
Assumed	37,806	31,570	31,989
Ceded	(3,493)	(1,042)	(2,619)
Net premiums	60,585	59,550	67,265
Policy charges and fee income:
Direct	409,331	477,478	549,500
Assumed	1,564,776	1,638,023	1,661,484
Ceded(1)	(30,508)	(34,455)	(39,706)
Net policy charges and fee income	1,943,599	2,081,046	2,171,278
Asset administration fees and other income:
Direct	151,887	141,884	96,743
Assumed	308,187	306,945	301,549
Ceded	(8,003)	(8,346)	(9,136)
Net asset administration fees and other income	452,071	440,483	389,156
Realized investment gains (losses), net:
Direct	(2,208,057)	(1,137,422)	81,120
Assumed	(3,131,107)	(1,584,764)	823,129
Ceded	78,224	40,866	(20,176)
Realized investment gains (losses), net	(5,260,940)	(2,681,320)	884,073
Policyholders' benefits (including change in reserves):
Direct	72,467	58,308	81,045
Assumed	156,320	89,284	110,358
Ceded(2)	(6,175)	(3,667)	(4,315)
Net policyholders' benefits (including change in reserves)	222,612	143,925	187,088
Interest credited to policyholders’ account balances:
Direct	85,454	82,444	127,018
Assumed	97,373	84,182	132,324
Ceded	(2,667)	(5,417)	(10,167)
Net interest credited to policyholders’ account balances	180,160	161,209	249,175
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	1,036,119	988,951	1,131,351

(1)Includes $(2.6) million, $(1.0) million and $(1.0) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(2)Includes $0.1 million, $(0.1) million and $(0.3) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

11.    INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2020	2019	2018
		(in thousands)
Current tax expense (benefit):
U.S. federal	$91,707	$14,381	$(422,999)
Total	91,707	14,381	(422,999)
Deferred tax expense (benefit):
U.S. federal	(957,427)	(305,482)	584,503
Total	(957,427)	(305,482)	584,503
Income tax expense (benefit)	(865,720)	(291,101)	161,504
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	293,588	200,447	(52,510)
Total income tax expense (benefit)	$(572,132)	$(90,654)	$108,994

Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2020, 2019 and 2018, and the reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Expected federal income tax expense (benefit)	$(847,347)	$(268,890)	$387,286
Non-taxable investment income	(10,942)	(12,019)	(18,954)
Tax credits	(7,908)	(11,708)	(13,694)
Changes in tax law	0	0	(193,306)
Other	477	1,516	172
Reported income tax expense (benefit)	$(865,720)	$(291,101)	$161,504
Effective tax rate	21.5%	22.7%	8.8%

The effective tax rate is the ratio of “Total income tax expense (benefit)” divided by “Income (loss) from operations before income taxes”. The Company’s effective tax rate for fiscal years 2020, 2019 and 2018 was 21.5%, 22.7% and 8.8%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2020, 2019 and 2018, and the Company’s effective tax rate during the periods presented:

Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $10 million of the total $11 million of 2020 non-taxable investment income, $11 million of the total $12 million of 2019 non-taxable investment income, and $15 million of the total $19 million of 2018 non-taxable investment income. The DRD for the current period was estimated using information from 2019, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:

Tax Act of 2017. On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, and recognized a $0.2 million increase in income tax expense primarily related to refinements of our provisional estimates.

2018 Industry Issue Resolution. In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an accelerated deduction for the Company’s 2017 tax return, that would have otherwise been deductible in future years. Prior to the adoption of this Directive, the Company accounted for these future deductions as deferred tax assets measured using the current 21% corporate income tax rate. Upon adoption of the Directive, the tax benefits were revalued using the 35% tax rate applicable for the 2017 tax year and resulted in a reduction in income tax expense of $193 million.

Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2020	2019
	(in thousands)
Deferred tax assets:
Insurance reserves	$2,648,343	$1,716,039
Investments	425,467	411,788
Other	539	2,002
Deferred tax assets	3,074,349	2,129,829
Deferred tax liabilities:
VOBA and deferred policy acquisition cost	879,072	929,882
Deferred sales inducements	150,065	170,672
Net unrealized gain on securities	506,543	154,815
Deferred tax liabilities	1,535,680	1,255,369
Net deferred tax asset (liability)	$1,538,669	$874,460

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2020 and 2019. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s Income (loss) from operations before income taxes includes income (loss) from domestic operations of $(4,035) million, $(1,280) million, and $1,844 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company had no unrecognized tax benefits as of December 31, 2020, 2019, and 2018. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The company did not recognize tax related interest and penalties.
At December 31, 2020, the Company remains subject to examination in the U.S. for tax years 2014 through 2020.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner.
12.    EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Statements of Comprehensive Income. Net unrealized investment gains (losses) are described in further detail in Note 2. The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)

	(in thousands)
Balance, December 31, 2017	$(7)	$(90,117)	$(90,124)
Change in OCI before reclassifications	(1,354)	(311,658)	(313,012)
Amounts reclassified from AOCI	0	62,970	62,970
Income tax benefit (expense)	285	52,225	52,510
Cumulative effect of adoption of ASU 2016-01	0	(3)	(3)
Cumulative effect of adoption of ASU 2018-02	(2)	(36,712)	(36,714)
Balance, December 31, 2018	(1,078)	(323,295)	(324,373)
Change in OCI before reclassifications	182	956,373	956,555
Amounts reclassified from AOCI	0	(3,123)	(3,123)
Income tax benefit (expense)	(38)	(200,409)	(200,447)
Balance, December 31, 2019	(934)	429,546	428,612
Change in OCI before reclassifications	286	1,389,181	1,389,467
Amounts reclassified from AOCI	0	8,568	8,568
Income tax benefit (expense)	(60)	(293,528)	(293,588)
Balance, December 31, 2020	$(708)	$1,533,767	$1,533,059
(1)Includes cash flow hedges of $(43) million, $0 million and $(4) million as of December 31, 2020, 2019, and 2018, respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31,
	2020	2019	2018

	(in thousands)
Amounts reclassified from AOCI(1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate(3)	$(4,766)	$7,054	$20,761
Net unrealized investment gains (losses) on available-for-sale securities	(3,802)	(3,931)	(83,731)
Total net unrealized investment gains (losses)(4)	(8,568)	3,123	(62,970)
Total reclassifications for the period	$(8,568)	$3,123	$(62,970)

(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 4 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on DAC and other costs and future policy benefits and other liabilities.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income” for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to available-for-sale fixed maturity securities on which an OTTI had been previously recognized, an allowance for credit losses has been recognized, and all other net unrealized investment gains (losses), are as follows:

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an OTTI had been previously recognized

	Net Unrealized Gains (Losses) on Investments	DAC and Other Costs(2)	Future Policy Benefits and Other Liabilities(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2017	$12,311	$(1,008)	$(157)	$(3,263)	$7,883
Net unrealized investment gains (losses) on investments arising during the period	(15,199)	0	0	3,192	(12,007)
Reclassification adjustment for (gains) losses included in net income	(205)	0	0	43	(162)
Reclassification adjustment for OTTI losses excluded from net income(1)	(241)	0	0	51	(190)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(111)	0	23	(88)
Impact of net unrealized investment (gains) losses on future policy benefits and other liabilities	0	0	89	(19)	70
Balance, December 31, 2018	(3,334)	(1,119)	(68)	27	(4,494)
Net unrealized investment gains (losses) on investments arising during the period	17,795	0	0	(3,741)	14,054
Reclassification adjustment for (gains) losses included in net income	(100)	0	0	21	(79)
Reclassification adjustment for OTTI losses excluded from net income(1)	(52)	0	0	11	(41)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(80)	0	17	(63)
Impact of net unrealized investment (gains) losses on future policy benefits and other liabilities	0	0	(51)	11	(40)
Balance, December 31, 2019	14,309	(1,199)	(119)	(3,654)	9,337
Reclassification due to implementation of ASU 2016-13(4)	(14,309)	1,199	119	3,654	(9,337)
Balance, December 31, 2020	$0	$0	$0	$0	$0

(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(2)"Other costs" primarily includes reinsurance recoverables, DSI and VOBA.
(3)"Other liabilities" primarily includes reinsurance payables and deferred reinsurance gains.
(4)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recognized and All Other

	Net Unrealized Gains (Losses) on Investments on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recognized(1)	Net Unrealized Gains (Losses) on All Other Investments(3)	DAC and Other Costs(4)	Future Policy Benefits and Other Liabilities(5)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)

	(in thousands)
Balance, December 31, 2017	$0	$(71,723)	$(82,212)	$(16,997)	$72,932	$(98,000)
Net investment gains (losses) on investments arising during the period	0	(405,264)	0	0	85,105	(320,159)
Reclassification adjustment for (gains) losses included in net income	0	63,175	0	0	(13,267)	49,908
Reclassification adjustment for OTTI losses excluded from net income(2)	0	241	0	0	(51)	190
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	90,717	0	(19,049)	71,668
Impact of net unrealized investment (gains) losses on future policy benefits and other liabilities	0	0	0	18,110	(3,803)	14,307
Cumulative effect of adoption of ASU 2016-01	0	(4)	0	0	1	(3)
Cumulative effect of adoption of ASU 2018-02	0	0	0	0	(36,712)	(36,712)
Balance, December 31, 2018	0	(413,575)	8,505	1,113	85,156	(318,801)
Net investment gains (losses) on investments arising during the period	0	1,139,167	0	0	(239,496)	899,671
Reclassification adjustment for (gains) losses included in net income	0	(3,023)	0	0	636	(2,387)
Reclassification adjustment for OTTI losses excluded from net income(2)	0	52	0	0	(11)	41
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	(163,481)	0	34,369	(129,112)
Impact of net unrealized investment (gains) losses on future policy benefits and other liabilities	0	0	0	(36,977)	7,774	(29,203)
Balance, December 31, 2019	0	722,621	(154,976)	(35,864)	(111,572)	420,209
Reclassification due to implementation of ASU 2016-13(6)	0	14,309	(1,199)	(119)	(3,654)	9,337
Net investment gains (losses) on investments arising during the period	59	1,623,552	0	0	(341,050)	1,282,561
Reclassification adjustment for (gains) losses included in net income	3	8,565	0	0	(1,800)	6,768
Reclassification due to allowance for credit losses recorded during the period	(60)	60	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	(207,254)	0	43,613	(163,641)
Impact of net unrealized investment (gains) losses on future policy benefits and other liabilities	0	0	0	(27,176)	5,709	(21,467)
Balance, December 31, 2020	$2	$2,369,107	$(363,429)	$(63,159)	$(408,754)	$1,533,767

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

(1)Allowance for credit losses on available-for-sale fixed maturity securities effective January 1, 2020.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(3)Includes cash flow hedges. See Note 4 for information on cash flow hedges.
(4)"Other costs" primarily includes reinsurance recoverables, DSI and VOBA.
(5)"Other liabilities" primarily includes reinsurance payables and deferred reinsurance gains.
(6)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

13.    STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the AZDOI. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes and certain assets on a different basis.
Statutory net income (loss) of the Company amounted to $(637) million, $(2,052) million and $(852) million for the years ended December 31, 2020, 2019 and 2018, respectively. Statutory surplus of the Company amounted to $6,262 million and $4,748 million at December 31, 2020 and 2019, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus, as of December 31 of the preceding year, or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, together with other dividends or distributions made within the preceding twelve months, the Company is not permitted to pay a dividend in 2021 without prior notification.
In March, June, September, and December 2020, the Company paid an extra-ordinary dividend of $207 million, $173 million, $192 million and $188 million, respectively, to its parent, PAI, which was recorded as a return of capital. In March, June, September, and December 2019, the Company paid an extra-ordinary dividend of $245 million, $247 million, $245 million and $241 million, respectively to PAI, which was recorded as a return of capital. In March, June, September, and December 2018, the Company paid an extra-ordinary dividend of $300 million, $250 million, $250 million and $225 million respectively to PAI, which was recorded as a return of capital.
14.    RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $0.1 million for each of the years ended December 31, 2020, 2019 and 2018. The expense charged to the Company for the deferred compensation program was $0.7 million, $0.6 million and $0.5 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $3 million, $2 million and $2 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $2 million for each of the years ended December 31, 2020, 2019 and 2018.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $1.3 million, $0.9 million and $0.7 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company pays commissions and certain other fees to PAD in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s products. Commissions and fees paid by the Company to PAD were $211 million, $97 million and $122 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Company’s share of corporate expenses was $20 million, $25 million and $15 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $23 million, $14 million and $12 million for the years ended December 31, 2020, 2019 and 2018, respectively. These expenses are recorded as “Net investment income” in the Statements of Operations and Comprehensive Income.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $534 million and $391 million as of December 31, 2020 and 2019, respectively. "Net investment income" related to these ventures includes gains of $17 million, $17 million and $1 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. (“ASTISI”) and PGIM Investments LLC (“PGIM Investments”) whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust and The Prudential Series Fund. Income received from ASTISI and PGIM Investments related to this agreement was $89 million, $96 million and $105 million for the years ended December 31, 2020, 2019 and 2018, respectively. These revenues are recorded as “Asset administration fees and other income” in the Statements of Operations and Comprehensive Income.
Affiliated Notes Receivable
Affiliated notes receivable included in "Receivables from parent and affiliates" at December 31, were as follows:

	Maturity Dates			Interest Rates			2020	2019
							(in thousands)
U.S. dollar fixed rate notes	2026	-	2027	2.62%	-	14.85%	$56,025	$52,573
Total long-term notes receivable - affiliated(1)							$56,025	$52,573
(1)All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

The affiliated notes receivable shown above are classified as available-for-sale securities carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $0.0 million and $0.0 million as of December 31, 2020 and 2019, respectively, and is included in “Other assets.” Revenues related to these loans were $1.5 million, $0.1 million and $0.4 million for the years ended December 31, 2020, 2019 and 2018, respectively, and are included in “Asset administration fees and other income.”

Affiliated Commercial Mortgage Loan
The affiliated commercial mortgage loan included in "Commercial mortgage and other loans" at December 31, was as follow:

	Maturity Date	Interest Rate	2020
			(in thousands)
Affiliated Commercial Mortgage Loan	2025	4.65%	$74,005

The Company did not have any affiliated commercial mortgage loans outstanding at December 31, 2019.
The commercial mortgage loan shown above is carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. The Company reviews the performance and credit quality of the commercial mortgage on an on-going basis.
Accrued interest receivable related to the loan was $0.3 million at December 31, 2020 and is included in “Accrued investment income.” Revenue was $2.1 million for the year ended December 31, 2020 and is included in “Net investment income.”

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Affiliated Asset Transfers

The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in-capital" ("APIC") and "Realized investment gains (losses), net," respectively. The table below shows affiliated asset trades for the years ended December 31, 2020 and 2019:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)
Prudential Insurance	January 2019	Sale	Fixed Maturities	$20,504	$20,781	$0	$(277)
Prudential Insurance	February 2019	Sale	Commercial Mortgages	$97,953	$98,506	$0	$(554)
Prudential Insurance	March 2019	Purchase	Fixed Maturities	$141,476	$141,476	$0	$7,776
Prudential Insurance	April 2019	Purchase	Equity Securities	$4,300	$4,300	$0	$0
Prudential Retirement Insurance and Annuity Company	April 2019	Purchase	Equity Securities	$1,258	$1,258	$0	$0
Pruco Life Insurance Company	April 2019	Purchase	Equity Securities	$14,525	$14,525	$0	$0
Prudential Insurance	June 2019	Transfer out	Fixed Maturities	$23,066	$23,002	$0	$64
Prudential Insurance	June 2019	Transfer In	Fixed Maturities	$19,919	$19,919	$0	$0
Prudential Insurance	August 2019	Sale	Fixed Maturities	$66,346	$64,735	$0	$1,611
Prudential Insurance	August 2019	Sale	Commercial Mortgages	$106,307	$104,733	$0	$1,574
Prudential Insurance	November 2019	Sale	Other Invested Assets	$2,289	$2,362	$0	$(73)
Prudential Insurance	November 2019	Sale	Fixed Maturities	$6,517	$8,550	$0	$(2,033)
Prudential Insurance	December 2019	Purchase	Fixed Maturities	$5,271	$5,271	$0	$0
Prudential Insurance	December 2019	Purchase	Fixed Maturities	$85,261	$85,261	$0	$0
Prudential Insurance	December 2019	Sale	Fixed Maturities	$21,425	$20,628	$0	$797
Prudential International Insurance Service Company	March 2020	Purchase	Fixed Maturities	$107,014	$107,014	$0	$0
Prudential Insurance	March 2020	Purchase	Fixed Maturities	$258,885	$258,885	$0	$0
Prudential Insurance	April 2020	Purchase	Fixed Maturities	$91,131	$91,131	$0	$0
Prudential Insurance	June 2020	Sale	Fixed Maturities	$65,646	$57,699	$0	$7,947
Gibraltar Life Insurance Company	June 2020	Purchase	Fixed Maturities	$222,091	$222,091	$0	$0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Debt Agreements
The Company is authorized to borrow funds up to $9 billion from Prudential Financial and its affiliates to meet its capital and other funding needs. The following table provides the breakout of the Company's short and long-term debt to affiliates:

Affiliate	Date Issued	Amount of Notes - December 31, 2020	Amount of Notes - December 31, 2019	Interest Rate	Date of Maturity
		(in thousands)
Prudential Insurance	4/20/2016	$0	$37,468	3.64%	12/6/2020
Prudential Insurance	4/20/2016	0	93,671	3.64%	12/15/2020
Prudential Insurance	4/20/2016	0	103,039	3.64%	12/15/2020
Prudential Insurance	4/20/2016	93,671	93,671	3.47%	6/20/2021
Prudential Insurance	4/20/2016	93,671	93,671	4.39%	12/15/2023
Prudential Insurance	4/20/2016	28,102	28,102	4.39%	12/15/2023
Prudential Insurance	4/20/2016	37,468	37,468	3.95%	6/20/2024
Prudential Insurance	4/20/2016	93,671	93,671	3.95%	6/20/2024
Prudential Insurance	4/20/2016	46,835	46,835	3.95%	6/20/2024
Prudential Insurance	6/28/2016	26,000	26,000	2.59%	6/28/2021
Prudential Funding LLC	12/16/2019	0	1,298	2.02%	1/16/2020
Prudential Funding LLC	12/17/2019	0	1,478	2.02%	1/15/2020
Prudential Funding LLC	12/17/2019	0	502	2.02%	1/16/2020
Prudential Funding LLC	12/18/2019	0	4,638	2.02%	1/16/2020
Total loans payable to affiliates		$419,418	$661,512
The total interest expense to the Company related to loans and other payables to affiliates was $53 million, $107 million and $58 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Contributed Capital and Dividends
Through December 31, 2020, 2019 and 2018, the Company did not receive any capital contributions.
In March, June, September, and December of 2020, there was a $207 million, $173 million, $192 million and $188 million return of capital, respectively, to PAI. In March, June, September and December of 2019, there was a $245 million, $247 million, $245 million and $241 million return of capital, respectively, to PAI. In March, June, September and December of 2018, there was a $300 million, $250 million, $250 million and $225 million return of capital, respectively, to PAI.
Reinsurance with Affiliates
As discussed in Note 10, the Company participates in reinsurance transactions with certain affiliates.

15.    COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2020 and 2019, the outstanding balances on these commitments were $48 million and $43 million, respectively. These amounts include unfunded commitments that are not unconditionally cancellable. For related credit exposure, there was an allowance for credit losses of $0.0 million as of December 31, 2020, which is a change of $0.1 million for the twelve months ended December 31, 2020. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2020 and 2019, $305 million and $207 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. There were no related charges for credit losses for the twelve months ended December 31, 2020.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2020, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $150 million. This estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.
16.    CONTRACT WITHDRAWAL PROVISIONS
Most of the Company’s separate account liabilities are subject to discretionary withdrawal by contract holders at market value. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 9% to 1% for contracts held less than 10 years.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements—(Continued)

17.    QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2020 and 2019 are summarized in the table below:

	Three Months Ended
	March 31	June 30	September 30	December 31
	(in thousands)
2020
Total revenues	$23,927	$(2,640,794)	$504,829	$(113,386)
Total benefits and expenses	1,082,203	(22,500)	552,402	197,456
Income (loss) from operations before income taxes	(1,058,276)	(2,618,294)	(47,573)	(310,842)
Net income (loss)	$(820,788)	$(1,756,214)	$(182,160)	$(410,103)
2019
Total revenues	$(582,563)	$(103,779)	$272,685	$864,964
Total benefits and expenses	296,641	404,277	558,773	472,044
Income (loss) from operations before income taxes	(879,204)	(508,056)	(286,088)	392,920
Net income (loss)	$(900,024)	$(168,770)	$(227,512)	$306,979

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Prudential Annuities Life Assurance Corporation
Opinion on the Financial Statements
We have audited the accompanying statements of financial position of Prudential Annuities Life Assurance Corporation (the "Company") as of December 31, 2020 and 2019, and the related statements of operations and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2020, including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Changes in Accounting Principles
As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for credit losses on certain financial assets reported at amortized cost, certain off-balance sheet exposures, and impairments for fixed maturities, available-for-sale in 2020, and the manner in which it accounts for certain financial assets and liabilities and in which it accounts for certain tax effects originally recognized in accumulated other comprehensive income in 2018.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of Guaranteed Benefit Features Associated with Certain Annuity Products Included in the Liability for Future Policy Benefits

As described in Notes 2, 5, 8 and 9 to the financial statements, the Company issues certain variable annuity contracts which contain guaranteed benefit features. Certain of the guarantees associated with these contracts are accounted for as embedded derivatives and recorded at fair value. As of December 31, 2020, the fair value of the obligations associated with these guarantees accounted for as embedded derivatives was $17.3 billion. As there is no observable active market for the transfer of these obligations, the valuations are calculated by management using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived non-performance risk under the contract, as well as actuarially determined assumptions, including mortality rates, lapse rates, benefit utilization rates and withdrawal rates. For certain annuity products that include certain other contract features, including guaranteed minimum death benefits ("GMDB"), additional policyholder liabilities are established when associated assessments are recognized. As of December 31, 2020, the additional liability for these contract features included in the liability for future policy benefits was $0.8 billion. As disclosed by management, this liability is established using current best estimate assumptions, including mortality rates, lapse rates, benefit utilization rates, and withdrawal rates, as well as interest rate and equity market return assumptions, and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed benefit features associated with certain annuity products included in the liability for future policy benefits is a critical audit matter are (i) the significant judgment by management to determine the valuation model for the benefit features accounted for as embedded derivatives in light of the valuation objective (fair value) given the lack of an observable market for these guarantees and to determine the aforementioned assumptions for the guaranteed benefit features accounted for as embedded derivatives and additional policyholder liabilities, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the model for embedded derivatives recorded at fair value and the aforementioned assumptions used in the valuation of the liabilities for the guaranteed benefit features accounted for as embedded derivatives and additional policyholder liabilities, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of guaranteed benefit features associated with certain annuity products included in the liability for future policy benefits, including controls over the model for the benefit features accounted for as embedded derivatives and development of the assumptions used in the valuation of the liabilities for the guaranteed benefit features accounted for as embedded derivatives and additional policyholder liabilities. These procedures also included, among others, testing management’s process for determining the valuation of guaranteed benefit features associated with certain annuity products included in the liability for future policy benefits, which included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the appropriateness of management’s models and (ii) evaluating the reasonableness of the aforementioned assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the aforementioned assumptions and testing that the aforementioned assumptions are accurately reflected in the models.

Valuation of the Deferred Acquisition Costs Related to Fixed and Variable Deferred Annuity Products

As described in Notes 2 and 6 to the financial statements, the Company defers acquisition costs that relate directly to the successful acquisition of new and renewal annuity business to the extent such costs are deemed recoverable from future profits. As of December 31, 2020, a significant portion of the $4.2 billion of deferred policy acquisition costs ("DAC") are associated with certain fixed and variable deferred annuity products. DAC related to fixed and variable deferred annuity products is generally amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges. These margins are updated periodically based on historical and anticipated future experience. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts. The DAC balance is regularly adjusted with a corresponding charge or credit to current period earnings for the impact of actual gross profits and changes in management’s projections of estimated future gross profits. DAC is subject to periodic recoverability testing.

The principal considerations for our determination that performing procedures relating to the valuation of DAC related to fixed and variable deferred annuity products is a critical audit matter are (i) the significant judgment by management to determine the assumptions used in the projection of gross profits used to amortize DAC related to mortality rates, lapse rates, benefit utilization rates and withdrawal rates, as well as interest rate and equity market return assumptions (collectively, the “significant assumptions”), (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant assumptions, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of DAC related to fixed and variable deferred annuity products, including controls over the development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the valuation of DAC related to fixed and variable deferred annuity products, which included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the appropriateness of management’s models and (ii) evaluating the reasonableness of the significant assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the assumptions and testing that the assumptions are accurately reflected in the models.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 19, 2021

We have served as the Company's auditor since 2003.

PART C
OTHER INFORMATION
ITEM 27. EXHIBITS:

(1)
Copy of the resolution of the board of directors of Depositor authorizing the establishment of the Registrant for Separate Account B filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(2)	Not applicable. Prudential Annuities Life Assurance Corporation maintains custody of all assets.

(3) (a)
Revised Principal Underwriting Agreement between Prudential Annuities Life Assurance Corporation and Prudential Annuities Distributors, Inc, filed via EDGAR with Post-Effective Amendment No. 26 to Registration Statement No. 333-96577, filed April 21, 2006.

(b)	Form of Revised Dealer Agreement filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-87010, filed April 24, 1998.

(4) (a)	Copy of the Annuity filed via EDGAR with Post-effective Amendment No. 3 to this Registration Statement No. 33-87010, filed April 26, 1996.

(b)	Copy of Guaranteed Minimum Death Benefit Endorsement filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

(c)	Copy of Performance-related Benefits and First Year Credits Endorsement filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

(d)	Copy of percent Death Benefit Endorsement filed via EDGAR with Pre-Effective Amendment No. 1 to Registration Statement No. 333-49478, filed February 14, 2001.

(5)	A copy of the application form used with the Annuity filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(6) (a)	Copy of the amended certificate of incorporation of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44202, filed March 14, 2008.

(b)
Articles of Domestication of Prudential Annuities Life Assurance Corporation, effective August 31, 2013. Filed via EDGAR with Post-Effective Amendment No.52 to Registration Statement No. 333-71672, filed August 30, 2013.

(c)	Copy of the amended and restated By-Laws of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44202, filed March 14, 2008.

(7)	Annuity Reinsurance Agreements between Depositor and:

(a)	Transamerica Occidental Life Assurance Company effective May 1, 1995, filed via EDGAR with Post-effective Amendment No. 3 to Registration Statement No. 33-87010, filed April 26, 1996.

(b)	PaineWebber Life Insurance Company effective January 1, 1995, filed via EDGAR with Post-effective Amendment No. 3 to Registration Statement No. 33-87010, filed April 26, 1996.

(c)	Connecticut General Life Insurance Company effective January 1, 1995, filed via EDGAR with Post-effective Amendment No. 3 to Registration Statement No. 33-87010, filed April 26, 1996.

(8)	Agreements between Depositor and:

(a)	Advanced Series Trust filed via EDGAR with Post-Effective Amendment No. 4 to Registration Statement No. 33-87010, filed February 25, 1997.

(b)	The Montgomery Funds III filed via EDGAR in the Initial Registration Statement to Registration Statement No. 333-08853, filed July 25, 1996.

(c)	Rydex Variable Trust filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

(d)	First Defined Portfolio Fund LLC filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-86866, filed April 26, 2000.

(e)	Evergreen Variable Annuity Trust filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(f)	INVESCO Variable Investment Funds, Inc. filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(g)	ProFunds VP filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(h)	Prudential Series Fund, Inc. filed via EDGAR with Post-Effective Amendment No. 15 to Registration Statement No. 33-87010, filed April 26, 2001.

(j)	ProFunds VP Amendment No. 2 filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(k)	Rule 22c-2 Agreement via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(l)	Amendment to Advanced Series Trust Fund Participation Agreement filed via EDGAR with Post-Effective Amendment No. 51 to Registration Statement No. 333-96577, filed April 15, 2013.

(m)	Notice re change of Depositor name to Prudential Annuities Life Assurance Corporation filed via EDGAR to Post-Effective Amendment No. 26 to Registration Statement No. 333-96577, filed April 17, 2008.

(9)	Not Applicable

(10)	Not Applicable

(11)	Opinion and Consent of Counsel (Filed Herewith)

(12)(a)	Written Consent of Independent Registered Public Accounting Firm. (Filed Herewith)

(b)	Powers of Attorney:

(b)(1)	Power of Attorney for Dylan J. Tyson (Filed Herewith)

(b)(2)	Power of Attorney for Caroline A. Feeney (Filed Herewith)

(b)(3)	Power of Attorney for Susan M. Mann (Filed Herewith)

(b)(4)	Power of Attorney for Candace J. Woods (Filed Herewith)

(b)(5)	Power of Attorney for Nandini Mongia (Filed Herewith)

(13)	Not Applicable

(14)	Not Applicable

(15)	Not Applicable

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Timothy S. Cronin One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President
Caroline A. Feeney 213 Washington Street Newark, New Jersey 07102-2917	Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Chief Financial Officer, Executive Vice President and Director
Dylan J. Tyson One Corporate Drive Shelton, Connecticut 06484-6208	President & Chief Executive Officer and Director

Lynn Stone One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President, Chief Legal Officer, and Corporate Secretary
Nandini Mongia Three Gateway Center Newark, New Jersey 07102-4061	Director and Treasurer
Elizabeth K Dietrich 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Chief Actuary
Candace J. Woods 751 Broad Street Newark, New Jersey 07102-3714	Director
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 19, 2021, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
ITEM 30. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Arizona, the state of organization of Prudential Annuities Life Assurance Corporation ("Prudential Annuities"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Prudential Annuities’ By-law, Article VI, which relates to indemnification of officers and directors.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS:
(a)    Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.
(b)    Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
James F. Mullery 213 Washington Street Newark, New Jersey 07102-2917	President & Chief Executive Officer and Director
Anju Nanda One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484-6208	Chief Administrative Officer, Vice President and Director
Patricia L. O'Shea 213 Washington Street Newark, New Jersey 07102-2917	Chief Operating Officer
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103-3509	Senior Vice President and Director
Francine B. Boucher Three Gateway Center Newark, New Jersey 07102-4061	Chief Legal Officer, Vice President and Secretary
Kevin Chaillet 213 Washington Street Newark, New Jersey 07102-2917	Treasurer
Robert P. Smit Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Shane T. McGrath 280 Trumbull Street Hartford, Connecticut 06103-3509	Vice President and Chief Compliance Officer
Lynn Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Assistant Secretary
Jessica Conley 2101 Welsh Road Dresher, PA 19025-5000	Vice President
Charles H. Smith 751 Broad Street Newark, New Jersey 07102-3714	Anti-Money Laundering Officer
Scott P. Haggerty One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
(c)     Commissions received by PAD during 2020 with respect to all individual annuities issued by PALAC.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	OTHER COMPENSATION
Prudential Annuities Distributors, Inc.*	$211,412,859.70	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS:
Accounts and records are maintained by PALAC at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.
ITEM 33. MANAGEMENT SERVICES:
None.

ITEM 34. FEE REPRESENTATION:
Prudential Annuities Life Assurance Corporation represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Annuities Life Assurance Corporation under the Contracts.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark and the State of New Jersey on this 28th day of April 2021.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
REGISTRANT
BY: PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
DEPOSITOR

Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
DEPOSITOR

Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Dylan J. Tyson*	Director, President and Chief Executive Officer	April 28, 2021
Dylan J. Tyson
Susan M. Mann*	Chief Financial Officer, Executive Vice President and Director	April 28, 2021
Susan M. Mann
Caroline A. Feeney*	Director	April 28, 2021
Caroline A. Feeney
Nandini Mongia*	Director, Treasurer	April 28, 2021
Nandini Mongia
Candace J. Woods*	Director	April 28, 2021
Candace J. Woods

By:	/s/ Elizabeth L. Gioia
Elizabeth L. Gioia
* Executed by Elizabeth L. Gioia on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

(11)	Opinion and Consent of Counsel

(12)(a)	Written Consent of Independent Registered Public Accounting Firm.

(b)	Powers of Attorney:

(b)(1)	Power of Attorney for Dylan J. Tyson

(b)(2)	Power of Attorney for Caroline A. Feeney

(b)(3)	Power of Attorney for Susan M. Mann

(b)(4)	Power of Attorney for Candace J. Woods

(b)(5)	Power of Attorney for Nandini Mongia